      MAILING ADDRESS                                  ANNUITY SERVICE OFFICE
   116 Huntington Avenue                                Post Office Box 9230
Boston, Massachusetts 02116                             Boston, Massachusetts
      (617) 266-6004                                         02205-9230
      (800) 344-1029

                    THE MANUFACTURERS LIFE INSURANCE COMPANY
                       OF NORTH AMERICA SEPARATE ACCOUNT A
                                       OF
            THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA

                       FLEXIBLE PURCHASE PAYMENT DEFERRED
                 COMBINATION FIXED AND VARIABLE ANNUITY CONTRACT

                                NON-PARTICIPATING

         This Prospectus describes an annuity contract issued by The Manufacturers Life Insurance Company of North America ("WE" or "US"). The contract is a flexible purchase payment, deferred, combination fixed and variable annuity contract, including both an individual contract and a participating interest in a group contract. Participation in a group contract will be separately accounted for by the issuance of a certificate evidencing your interest under the contract. An individual contract will usually be issued only where a group contract may not be used. The certificate and individual annuity contract are hereafter referred to as the "CONTRACT." Contract values and annuity benefit payments are based upon forty-three investment options. Thirty-eight options are variable and five are fixed account options.

     - Contract values (other than those allocated to one of the fixed accounts) and variable annuity benefit payments will vary according to the investment performance of the sub-accounts of one of our separate accounts, The Manufacturers Life Insurance Company of North America Separate Account A (the "VARIABLE ACCOUNT"). Contract values may be allocated to, and transferred among, one or more of those sub-accounts.


     - Each sub-account's assets are invested in a corresponding portfolio of a mutual fund, Manufacturers Investment Trust (the "TRUST"). We will provide the contract owner ("YOU") with a prospectus for the Trust with this Prospectus.



     - SHARES OF THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERAL INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.


     - Except as specifically noted here and under the caption "FIXED ACCOUNT INVESTMENT OPTION" below, this Prospectus describes only the variable portion of the contract.

     -    Special terms are defined in a glossary in Appendix A.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE VARIABLE ACCOUNT AND THE VARIABLE PORTION OF THE CONTRACT THAT YOU SHOULD KNOW BEFORE INVESTING.

THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC. NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     - ADDITIONAL INFORMATION about the contract and the Variable Account is contained in a Statement of Additional Information, dated the same date as this Prospectus, which has been filed with the SEC and is incorporated herein by reference. The Statement of Additional Information is available without charge upon request by writing us at the address on the front cover or by telephoning (800) 344-1029.

     - The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information and other information about us, the contracts and the Variable Account.

                       STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS

General Information and History.................................................
Performance Data................................................................
Service
       Independent Auditors.....................................................
       Servicing Agent..........................................................
       Principal Underwriter....................................................
Financial Statements............................................................



                   The date of this Prospectus is May 1, 1999.




[VENTURE PRO599]

                                                         TABLE OF CONTENTS


SUMMARY ................................................................................      4
GENERAL INFORMATION ABOUT US, THE VARIABLE ACCOUNT AND THE TRUST .......................     13
     The Manufacturers Life Insurance Company of North America .........................     13
     The Variable Account ..............................................................     14
     The Trust .........................................................................     14
DESCRIPTION OF THE CONTRACT ............................................................     19
   ELIGIBLE GROUPS .....................................................................     19
   ACCUMULATION PERIOD PROVISIONS ......................................................     19
     Purchase Payments .................................................................     19
     Accumulation Units ................................................................     20
     Value of Accumulation Units .......................................................     20
     Net Investment Factor .............................................................     20
     Transfers Among Investment Options ................................................     21
     Maximum Number of Investment Options ..............................................     21
     Telephone Transactions ............................................................     21
     Special Transfer Services - Dollar Cost Averaging .................................     22
     Asset Rebalancing Program .........................................................     22
     Withdrawals .......................................................................     22
     Special Withdrawal Services - the Income Plan .....................................     23
     Loans .............................................................................     24
     Death Benefit During Accumulation Period ..........................................     25
   PAY-OUT PERIOD PROVISIONS ...........................................................     28
     General ...........................................................................     28
     Annuity Options ...................................................................     29
     Determination of Amount of the First Variable Annuity Payment......................     30
     Annuity Units and the Determination of Subsequent Variable Annuity Payments........     30
     Transfers During Pay-out Period ...................................................     31
     Death Benefit During Pay-out Period ...............................................     31
   OTHER CONTRACT PROVISIONS ...........................................................     31
     Ten Day Right to Review ...........................................................     31
     Ownership .........................................................................     31
     Annuitant .........................................................................     32
     Beneficiary .......................................................................     32
     Modification ......................................................................     32
     Our Approval ......................................................................     32
     Discontinuance of New Owners ......................................................     33
     Misstatement and Proof of Age, Sex or Survival ....................................     33
   FIXED ACCOUNT INVESTMENT OPTIONS ....................................................     33
   GUARANTEED RETIREMENT INCOME PROGRAM ................................................     36
CHARGES AND DEDUCTIONS .................................................................     38
     Withdrawal Charges ................................................................     39
     Reduction or Elimination of Withdrawal Charge .....................................     40
     Administration Fees ...............................................................     41
     Reduction or Elimination of  Annual Administration Fee.............................     41
     Mortality and Expense Risk Charge .................................................     41
     Taxes .............................................................................     42
     Expenses of Distributing Contracts ................................................     42



FEDERAL TAX MATTERS ....................................................................     42
   INTRODUCTION ........................................................................     42
   OUR TAX STATUS ......................................................................     43
   TAXATION OF ANNUITIES IN GENERAL ....................................................     43
     Tax Deferral During Accumulation Period ...........................................     43
     Taxation of Partial and Full Withdrawals ..........................................     45
     Taxation of Annuity Benefit Payments ..............................................     45
     Taxation of Death Benefit Proceeds ................................................     46
     Penalty Tax on Premature Distributions ............................................     46
     Aggregation of Contracts ..........................................................     46
   QUALIFIED RETIREMENT PLANS ..........................................................     47
     Direct Rollovers ..................................................................     48
   FEDERAL INCOME TAX WITHHOLDING ......................................................     48
GENERAL MATTERS ........................................................................     48
     Performance Data ..................................................................     48
     Asset Allocation and Timing Services ..............................................     49
     Restrictions under the Texas Optional Retirement Program...........................     49
     Distribution of Contracts .........................................................     49
     Contract Owner Inquiries ..........................................................     50
     Confirmation Statements ...........................................................     50
     Legal Proceedings .................................................................     50
     Year 2000 Issues ..................................................................     50
     Cancellation of Contract ..........................................................     51
     Voting Interest ...................................................................     51
APPENDIX A: SPECIAL TERMS ..............................................................     A-1
APPENDIX B: TABLE OF ACCUMULATION UNIT VALUES FOR CONTRACTS DESCRIBED IN THIS
     PROSPECTUS.........................................................................     B-1
APPENDIX C: EXAMPLES OF CALCULATION OF WITHDRAWAL CHARGE................................     C-1
APPENDIX D: STATE PREMIUM TAXES ........................................................     D-1
APPENDIX E: PENNSYLVANIA MAXIMUM MATURITY AGE...........................................     E-1
APPENDIX F: PRIOR CONTRACTS - VEN 7 AND VEN 8 CONTRACTS.................................     F-1
APPENDIX G: PRIOR CONTRACTS - VEN 1 AND VEN 3 CONTRACTS.................................     G-1
APPENDIX H: EXCHANGE OFFER - VEN 7 AND VEN 8 CONTRACTS..................................     H-1
APPENDIX I: EXCHANGE OFFER - VEN 1 AND VEN 3 CONTRACTS..................................     I-1
APPENDIX J: EXCHANGE OFFER - MANAMERICA LIFESTYLE ANNUITY CONTRACTS.....................     J-1
APPENDIX K: EXCHANGE OFFER - MANAMERICA MULTI-ACCOUNT FLEXIBLE PAYMENT VARIABLE
      ANNUITY................................. .........................................     K-1
APPENDIX L: QUALIFIED PLAN TYPES .......................................................     L-1

                                     SUMMARY

OVERVIEW OF THE CONTRACT. The contract offered by this Prospectus is a flexible purchase payment deferred combination fixed and variable annuity contract. The contract provides for the accumulation of contract values and the payment of annuity benefits on a variable and/or fixed basis. The Prospectus describes both participating interests in group deferred annuity contracts and individual deferred annuity contracts.

Under the contract, you make one or more payments to us for a period of time (the "ACCUMULATION PERIOD") and then later, beginning on the "maturity date" we make one or more annuity benefit payments to you (the "PAY-OUT PERIOD"). Contract values during the accumulation period and the amounts of annuity benefit payments during the pay-out period may either be variable or fixed, depending upon the investment option(s) you select. You may use the contract to fund either a non-qualified or tax-qualified retirement plan.

OTHER CONTRACTS. Prior to 1995, we issued four classes of variable annuity contracts which are no longer being issued but under which purchase payments may continue to be made: "VEN 1" contracts, which were sold during the period from June, 1985 until June, 1987; "VEN 3" contracts, which were sold during the period from November, 1986 until October, 1993; "VEN 8" contracts which were sold during the period from September, 1992 until February, 1995; and "VEN 7" contracts which were sold during the period from August, 1989 until April, 1999. This Prospectus principally describes the contract offered by this Prospectus but also describes the Ven 8, Ven 7, Ven 3 and Ven 1 contracts (collectively, "prior contracts"). The principal differences between the contract offered by this Prospectus and the prior contracts relate to the investment options available under the contracts, charges made by the Company, death benefit provisions and in the case of Ven 7 and Ven 8 contracts, a minimum interest rate to be credited for any guarantee period under the fixed portion of the contract (see "Appendices F and G").

PURCHASE PAYMENT LIMITS. Except as noted below, the minimum initial purchase payment is $5,000 for Non-Qualified Contracts and $2,000 for Qualified Contracts. Purchase payments normally may be made at any time. If a purchase payment would cause your contract value to exceed $1,000,000, or your contract value already exceeds $1,000,000, however, you must obtain our approval in order to make the payment. If permitted by state law, we may cancel your contract if you have made no payments for two years, your contract value is less than $2,000 and your payments over the life of your contract, minus your withdrawals over the life of the contract is less than $2,000.



INVESTMENT OPTIONS. During the accumulation period, contract values may be allocated among up to seventeen of the available investment options. Currently, thirty-eight Variable Account investment options and five fixed account investment options are available under the contract. Each of the thirty-eight Variable Account investment options is a sub-account of the Variable Account that invests in a corresponding portfolio of the Trust. A full description of each portfolio of the Trust is in the accompanying Prospectus of the Trust. Your contract value during the accumulation period and the amounts of annuity benefit payments will depend upon the investment performance of the portfolio underlying each sub-account of the Variable Account you select and/or upon the interest we credit on each fixed account option you select. Subject to certain regulatory limitations, we may elect to add, subtract or substitute investment options.


TRANSFERS. During the accumulation period, you may transfer your contract values among the Variable Account investment options and from the Variable Account investment options to the fixed account investment options without charge. In addition, you may transfer contract values among the fixed account investment options and from the fixed account investment options to the Variable Account investment options, subject to a one year holding period requirement (with certain exceptions) and a market value charge which may apply to such a transfer. During the pay-out period, you may transfer your allocations among the Variable Account investment options, but transfers from Variable Account options to fixed account options or from fixed account options to Variable Account options are not permitted.

WITHDRAWALS. During the accumulation period, you may withdraw all or a portion of your contract value. The amount you withdraw from any investment account must be at least $300 or, if less, your entire balance in that investment account. If a partial withdrawal plus any applicable withdrawal charge would reduce your contract value to less than $300, we will treat your withdrawal request as a request to withdraw all of your contract value. A withdrawal charge and an administration fee may apply to your withdrawal. A withdrawal may be subject to income tax and a 10% IRS penalty tax. A systematic withdrawal plan service is available under the contract.

LOANS. If your contract is issued in connection with a Section 403(b) qualified plan that is not subject to Title I of ERISA, you may borrow money from us, using your contract as the only security for the loan. The effective cost of a contract loan is 2% per year of the amount borrowed.

CONFIRMATION STATEMENTS. We will send you confirmation statements for certain transactions in your account. You should carefully review these statements to verify their accuracy. You should immediately report any mistakes to our Annuity Service Office (at the address or phone number shown on the cover of this Prospectus). If you fail to notify our Annuity Service Office of any mistake within 60 days of the mailing of the confirmation statement, you will be deemed to have ratified the transaction.

DEATH BENEFITS. We will pay the death benefit described below to your BENEFICIARY if you die during the accumulation period. If a contract is owned by more than one person, then the surviving contract owner will be deemed the beneficiary of the deceased contract owner. No death benefit is payable on the death of any ANNUITANT (a natural person or persons to whom annuity benefit payments are made and whose life is used to determine the duration of annuity benefit payments involving life contingencies), except that if any contract owner is not a natural person, the death of any annuitant will be treated as the death of an owner. The amount of the death benefit will be calculated as of the date on which our Annuity Service Office receives written notice and proof of death and all required claim forms. The formula used to calculate the death benefit may vary according to the age(s) of the contract owner(s) at the time the contract is issued and the age of the contract owner who dies. If there are any unpaid loans (including unpaid interest) under the contract, the death benefit equals the death benefit calculated according to the applicable formula, minus the amount of the unpaid loans. If the annuitant dies during the pay-out period and annuity payment method selected called for payments for a guaranteed period, we will make the remaining guaranteed payments to the beneficiary. See F for information on death benefit provisions of Ven 7 and Ven 8 contracts and Appendix G for information on death benefit provisions of Ven 1 and Ven 3 contracts.

ANNUITY BENEFIT PAYMENTS. We offer a variety of fixed and variable annuity payment options. Periodic annuity benefit payments will begin on the "maturity date" (the first day of the pay-out period). You select the maturity date, the frequency of payment and the type of annuity benefit payment option. Annuity benefit payments are made to the annuitant.

GUARANTEED RETIREMENT INCOME PROGRAM. The Guaranteed Retirement Income Program (the "INCOME BENEFIT") guarantees a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. The Income Benefit is based on the aggregate net purchase payments applied to the contract, accumulated at interest, minus an adjustment for any partial withdrawals (the "INCOME BASE"). The amount of the monthly annuity payment provided by the Income Benefit is determined by applying the Income Base to the monthly income factors set forth in the Income Benefit Rider. Because the fixed annuity options provided for in the contract are based on the contract value at the time of annuitization, the amount of the monthly payments under such options may exceed the monthly payments provided by the Income Benefit Rider. If the Income Benefit is exercised and the annuity payment available under the contract is greater than the monthly payment provided by the Income Benefit Rider, we will pay the monthly annuity payment available under the contract. The Income Benefit is available for contracts issued on or after May 1, 1998. The Income Benefit is not available in all states and is not available for Ven 7, Ven 8, Ven 3 or Ven 1.

TEN DAY REVIEW. You may cancel your contract by returning it to us within 10 days of receiving it.

MODIFICATION. In the case of a group annuity contract, we may not modify the contract or any certificate without the consent of the group holder or the owner, as applicable, except to make it conform to any law or regulation or ruling issued by a governmental agency. However, on 60 days' notice to the group holder, we may change the withdrawal charges, administration fees, mortality and expense risk charges, free withdrawal percentage, annuity purchase rates and the market value charge as to any certificates issued after the effective date of the modification.

DISCONTINUANCE OF NEW OWNERS. In the case of a group annuity contract, on thirty days' notice to the group holder, we may limit or discontinue acceptance of new applications and the issuance of new certificates.

TAXATION. The status of the contract as an annuity generally allows all earnings on the underlying investments to be tax-deferred until withdrawn or until annuity benefit payments begin. Normally, a portion of each annuity benefit payment is taxable as ordinary income. Partial and total withdrawals generally are taxable as ordinary income to the extent contract value prior to the withdrawal exceeds the purchase payments you have made, minus your prior withdrawals. A 10% penalty tax may apply to withdrawals prior to age 59-1/2.

CHARGES AND DEDUCTIONS. The following table and Example are designed to assist you in understanding the various costs and expenses related to the contract. The table reflects expenses of the Variable Account and the underlying portfolios. In addition to the items listed in the following table, premium taxes may be applicable to certain contracts. The items listed under "Contract Owner Transaction Expenses" and "Separate Account Annual Expenses" are more completely described in this Prospectus beginning at page 43. The items listed under "Trust Annual Expenses" are described in detail in the accompanying Prospectuses of the Trust and Merrill Variable Funds.

CONTRACT OWNER TRANSACTION EXPENSES

See Appendix F for additional information regarding contract owner transaction expenses for Ven 7 and Ven 8 contracts. See Appendix G for information regarding contract owner transaction expenses for Ven 3 and Ven 1 contracts.

Deferred sales load (as percentage of purchase payments)

          NUMBER OF COMPLETE YEARS                            WITHDRAWAL CHARGE
        PURCHASE PAYMENT IN CONTRACT                              PERCENTAGE
                     0                                                6%
                     1                                                6%
                     2                                                5%
                     3                                                5%
                     4                                                4%
                     5                                                3%
                     6                                                2%
                     7+                                               0%



ANNUAL CONTRACT FEE ........................................          $   30(1)

SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of average account value)
Mortality and expense risk fee .............................            1.25%
Administration fee - asset based ...........................            0.15%
Total Separate Account Annual Expenses .....................            1.40%


OPTIONAL INCOME RIDER FEE ..................................            0.25%(2)
(as a percentage of the Income Base)


(1) The $30 annual administration fee will not be assessed prior to the maturity date if at the time of its assessment the sum of all investment account values is greater than or equal to $100,000. This provision does not apply to Ven 7 or Ven 8 contracts. See Appendix F.


(2) If the Guaranteed Retirement Income Program is elected, this fee is deducted on each contract anniversary. The Guaranteed Retirement Income Program is not available for Ven 7, Ven 8, Ven 3 or Ven 1 contracts (see "GUARANTEED RETIREMENT INCOME PROGRAM").

TRUST ANNUAL EXPENSES
(as a percentage of Trust average net assets)



                                                                                          TOTAL TRUST
                                                              OTHER EXPENSES            ANNUAL EXPENSES
                                           MANAGEMENT          (AFTER EXPENSE            (AFTER EXPENSE
TRUST PORTFOLIO                               FEES            REIMBURSEMENT)             REIMBURSEMENT)
-----------------------------------------------------------------------------------------------------------
Pacific Rim Emerging Markets........       0.850%                0.360%                     1.210%
Science & Technology................       1.100%                0.110%                     1.210%
International Small Cap.............       1.100%                0.150%                     1.250%
Aggressive Growth...................       1.000%*               0.090%                     1.090%
Emerging Small Company..............       1.050%                0.050%                     1.100%
Small Company Blend.................       1.050%                0.150%**                   1.200%
Mid Cap Growth......................       0.950%*               0.040%                     0.990%
Mid Cap Stock.......................       0.925%                0.000%**                   0.925%
Overseas............................       0.950%                0.210%                     1.160%
International Stock.................       1.050%                0.200%                     1.250%


                                                                                          TOTAL TRUST
                                                              OTHER EXPENSES            ANNUAL EXPENSES
                                           MANAGEMENT          (AFTER EXPENSE            (AFTER EXPENSE
TRUST PORTFOLIO                               FEES            REIMBURSEMENT)             REIMBURSEMENT)
-----------------------------------------------------------------------------------------------------------
International Value.................       1.000%                0.300%**                   1.300%
Mid Cap Blend.......................       0.850%*               0.050%                     0.900%
Small Company Value.................       1.050%                0.180%                     1.230%
Global Equity.......................       0.900%                0.110%                     1.010%
Growth..............................       0.850%                0.050%                     0.900%
Large Cap Growth....................       0.875%*               0.130%                     1.005%
Quantitative Equity.................       0.700%                0.060%                     0.760%
Blue Chip Growth....................       0.875%*               0.045%                     0.920%
Real Estate Securities..............       0.700%                0.060%                     0.760%
Value...............................       0.800%                0.050%                     0.850%
Growth & Income.....................       0.750%                0.040%                     0.790%
U.S. Large Cap Value................       0.875%                0.100%**                   0.975%
Equity-Income.......................       0.875%*               0.050%                     0.925%
Income & Value......................       0.800%*               0.090%                     0.890%
Balanced............................       0.800%                0.070%                     0.870%
High Yield..........................       0.775%                0.065%                     0.840%
Strategic Bond......................       0.775%                0.075%                     0.850%
Global Bond.........................       0.800%                0.110%                     0.910%
Total Return........................       0.775%                0.100%**                   0.875%
Investment Quality Bond.............       0.650%                0.070%                     0.720%
Diversified Bond....................       0.750%                0.140%                     0.890%
U.S. Government Securities..........       0.650%                0.070%                     0.720%
Money Market........................       0.500%                0.120%                     0.620%
Lifestyle Aggressive 1000#..........           0%                1.110%***                  1.110%
Lifestyle Growth 820#...............           0%                1.000%***                  1.000%
Lifestyle Balanced 640#.............           0%                0.920%***                  0.920%
Lifestyle Moderate 460#.............           0%                0.830%***                  0.830%
Lifestyle Conservative 280#.........           0%                0.720%***                  0.720%


*Management Fees for these portfolios changed effective May 1, 1999. Prior to May 1, 1999, management fees were as follows:


   Aggressive Growth       1.050%              Blue Chip Growth          0.925%
   Mid Cap Growth          1.000%              Equity Income             0.800%
   Mid Cap Blend           0.750%              Income & Value            0.750%
   Large Cap Growth        0.750%


**Based on estimates of payments to be made during the current fiscal year.


*** Reflects expenses of the Underlying Portfolios. Manufacturers Securities Services, LLC has voluntarily agreed to pay the expenses of each Lifestyle Trust (excluding the expenses of the Underlying Portfolios). This voluntary expense reimbursement may be terminated at any time. If such expense reimbursement was not in effect, Total Trust Annual Expenses would be 0.02% higher, except for the Lifestyle Conservative 280 Trust, which would be 0.03% higher (based on expenses of the Lifestyle Trusts for the fiscal year ended December 31, 1998) as noted in the chart below:

                                          MANAGEMENT               OTHER               TOTAL TRUST
TRUST PORTFOLIO                              FEES                 EXPENSES           ANNUAL EXPENSES
----------------------------------------------------------------------------------------------------
Lifestyle Aggressive 1000...........            0%               1.130%                1.130%
Lifestyle Growth 820................            0%               1.020%                1.020%
Lifestyle Balanced 640..............            0%               0.940%                0.940%
Lifestyle Moderate 460..............            0%               0.850%                0.850%
Lifestyle Conservative 280..........            0%               0.750%                0.750%

# Each Lifestyle Trust will invest in shares of the Underlying Portfolios. Therefore, each Lifestyle Trust will bear its pro rata share of the fees and expenses incurred by the Underlying Portfolios in which it invests, and the investment return of each Lifestyle Trust will be net of the Underlying Portfolio expenses. Each Lifestyle Portfolio must also bear its own expenses. However, the Adviser is currently paying these expenses as described in footnote (***) above.

Example

         The Example of Expenses below is shown with both the Optional Income Rider Fee reflected and with it not reflected. The Optional Income Rider Fee is assessed if the Guaranteed Retirement Income Program is elected. For more information see "Guaranteed Retirement Income Program" below.

I.   The Optional Income Rider Fee is NOT reflected in the following example.

You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets, if you surrendered the contract at the end of the applicable time period:



PORTFOLIO                               1 YEAR        3 YEARS       5 YEARS+     5 YEARS*    10 YEARS*
------------------------------------------------------------------------------------------------------
Pacific Rim Emerging Markets........      $82          $132          $171          $181         $300
Science & Technology................       82           132           171           181          300
International Small Cap.............       83           133           173           183          304
Aggressive Growth...................       81           128           166           176          289
Emerging Small Company..............       81           128           166           176          290
Small Company Blend*................       82           131
Mid Cap Growth......................       80           125           161           171          279
Mid Cap Stock*......................       80           123
Overseas............................       82           130           169           179          295
International Stock.................       83           133           173           183          304
International Value*................       83           134
Mid Cap Blend.......................       79           123           156           166          270
Small Company Value.................       83           132           172           182          302
Global Equity.......................       81           126           162           172          281
Growth..............................       79           123           156           166          270
Large Cap Growth....................       80           126           161           171          280
Quantitative Equity.................       78           119           149           159          255
Blue Chip Growth....................       80           123           157           167          272
Real Estate Securities..............       78           119           149           159          255
Value...............................       79           121           154           164          265
Growth & Income.....................       78           120           150           160          258
U.S. Large Cap Value*...............       80           125
Equity-Income.......................       80           123           157           167          272
Income & Value......................       79           122           156           166          269
Balanced............................       79           122           155           165          267
High Yield..........................       79           121           153           163          264
Strategic Bond......................       79           121           154           164          265
Global Bond.........................       80           123           157           167          271
Total Return*.......................       79           122
Investment Quality Bond.............       78           118           147           157          251
Diversified Bond....................       79           122           156           166          269
U.S. Government Securities..........       78           118           147           157          251
Money Market........................       77           115           142           152          241
Lifestyle Aggressive 1000...........       81           129           167           177          290
Lifestyle Growth 820................       80           126           161           171          280
Lifestyle Balanced 640..............       80           123           157           167          272
Lifestyle Moderate 460..............       79           121           153           163          263
Lifestyle Conservative 280..........       78           118           147           157          251

+For Ven 7 and Ven 8 contracts only (as described in Appendix F). The difference in amounts is attributable to the different withdrawal charges. See Appendix F.

*The example of expenses for these Trust portfolios contain figures for only one and three years since they are newly created portfolios.

II. The Optional Income Rider Fee is NOT reflected in the following example.

You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets, if you annuitized as provided in the contract or did not surrender the contract at the end of the applicable time period:



PORTFOLIO                                  1 YEAR            3 YEARS          5 YEARS*        10 YEARS*
------------------------------------------------------------------------------------------------------
Pacific Rim Emerging Markets..........       $27               $83             $141             $300
Science & Technology..................        27                83              141              300
International Small Cap...............        27                84              143              304
Aggressive Growth.....................        26                79              136              289
Emerging Small Company................        26                80              136              290
Small Company Blend*..................        27                83
Mid Cap Growth........................        25                76              131              279
Mid Cap Stock*........................        24                74
Overseas..............................        27                81              139              295
International Stock...................        27                84              143              304
International Value*..................        28                86
Mid Cap Blend.........................        24                74              126              270
Small Company Value...................        27                84              142              302
Global Equity.........................        25                77              132              281
Growth................................        24                74              126              270
Large Cap Growth......................        25                77              131              280
Quantitative Equity...................        23                69              119              255
Blue Chip Growth......................        24                74              127              272
Real Estate Securities................        23                69              119              255
Value.................................        23                72              124              265
Growth & Income.......................        23                70              120              258
U.S. Large Cap Value*.................        25                76
Equity-Income.........................        24                74              127              272
Income & Value........................        24                73              126              269
Balanced..............................        24                73              125              267
High Yield............................        23                72              123              264
Strategic Bond........................        23                72              124              265
Global Bond...........................        24                74              127              271
Total Return*.........................        24                73
Investment Quality Bond...............        22                68              117              251
Diversified Bond......................        24                73              126              269
U.S. Government Securities............        22                68              117              251
Money Market..........................        21                65              112              241



PORTFOLIO                                 1 YEAR            3 YEARS          5 YEARS*        10 YEARS*
------------------------------------------------------------------------------------------------------
Lifestyle Aggressive 1000.............        26                80              137              290
Lifestyle Growth 820..................        25                77              131              280
Lifestyle Balanced 640................        24                74              127              272
Lifestyle Moderate 460................        23                72              123              263
Lifestyle Conservative 280............        22                68              117              251


*The example of expenses for these Trust portfolios contain figures for only one and three years since they are newly created portfolios.



III.The Optional Income Rider Fee is reflected in the following example. The example assumes a growth factor of 6% and the Income Base is not stepped-up.

You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets, if you surrendered the contract at the end of the applicable time period:






PORTFOLIO                                 1 YEAR             3 YEARS          5 YEARS*        10 YEARS*
------------------------------------------------------------------------------------------------------
Pacific Rim Emerging Markets.........       $85               $139            $195              $331
Science & Technology.................        85                139             195               331
International Small Cap..............        85                140             197               335
Aggressive Growth....................        84                136             190               319
Emerging Small Company..............         84                136             190               320
Small Company Blend*.................        85                139
Mid Cap Growth.......................        83                133             185               309
Mid Cap Stock*.......................        82                131
Overseas.............................        84                138             193               326
International Stock..................        85                140             197               335
International Value*.................        86                142
Mid Cap Blend........................        82                130             180               301
Small Company Value..................        85                140             196               333
Global Equity........................        83                134             186               311
Growth...............................        82                130             180               301
Large Cap Growth.....................        83                133             185               311
Quantitative Equity..................        81                126             173               287
Blue Chip Growth.....................        82                131             181               303
Real Estate Securities...............        81                126             173               287
Value................................        81                129             178               296
Growth & Income......................        81                127             175               290
U.S. Large Cap Value*................        83                133
Equity-Income........................        82                131             181               303
Income & Value.......................        82                130             180               300
Balanced.............................        82                130             179               298
High Yield...........................        81                129             177               295
Strategic Bond.......................        81                129             178               296
Global Bond..........................        82                131             181               302
Total Return*........................        82                130
Investment Quality Bond..............        80                125             171               283
Diversified Bond.....................        82                130             180               300


PORTFOLIO                                    1 YEAR             3 YEARS          5 YEARS*        10 YEARS*
------------------------------------------------------------------------------------------------------
U.S. Government Securities..............        80                125             171               283
Money Market............................        79                122             166               272
Lifestyle Aggressive 1000...............        84                136             191               321
Lifestyle Growth 820....................        83                133             185               310
Lifestyle Balanced 640..................        82                131             181               303
Lifestyle Moderate 460..................        81                128             177               294
Lifestyle Conservative 280..............        80                125             171               283


*The example of expenses for these Trust portfolios contain figures for only one and three years since they are newly created portfolios.

IV. The Optional Income Rider Fee is reflected in the following example. The example assumes a growth factor of 6% and the Income Base is not stepped-up.

You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets, if you annuitized as provided in the contract or did not surrender the contract at the end of the applicable time period:


PORTFOLIO                                    1 YEAR             3 YEARS          5 YEARS*        10 YEARS*
------------------------------------------------------------------------------------------------------
Pacific Rim Emerging Markets............       $30                $91            $155              $331
Science & Technology....................        30                 91             155               331
International Small Cap.................        30                 92             157               335
Aggressive Growth.......................        28                 87             150               319
Emerging Small Company.................         29                 88             150               320
Small Company Blend*....................        30                 91
Mid Cap Growth..........................        27                 84             145               309
Mid Cap Stock*..........................        27                 83
Overseas................................        29                 90             153               326
International Stock.....................        30                 92             157               335
International Value*....................        31                 94
Mid Cap Blend...........................        27                 82             140               301
Small Company Value.....................        30                 92             156               333
Global Equity...........................        28                 85             146               311
Growth..................................        27                 82             140               301
Large Cap Growth........................        28                 85             145               311
Quantitative Equity.....................        25                 78             133               287
Blue Chip Growth........................        27                 82             141               303
Real Estate Securities..................        25                 78             133               287
Value...................................        26                 80             138               296
Growth & Income.........................        25                 78             135               290
U.S. Large Cap Value*...................        27                 84
Equity-Income...........................        27                 83             141               303
Income & Value..........................        26                 81             140               300
Balanced................................        26                 81             139               298
High Yield..............................        26                 80             137               295
Strategic Bond..........................        26                 80             138               296
Global Bond.............................        27                 82             141               302


PORTFOLIO                                    1 YEAR             3 YEARS          5 YEARS*        10 YEARS*
==========================================================================================================
Total Return*...........................        26                 81
Investment Quality Bond.................        25                 76             131               283
Diversified Bond........................        26                 81             140               300
U.S. Government Securities..............        25                 76             131               283
Money Market............................        24                 73             126               272
Lifestyle Aggressive 1000...............        29                 88             151               321
Lifestyle Growth 820....................        28                 85             145               310
Lifestyle Balanced 640..................        27                 82             141               303
Lifestyle Moderate 460..................        26                 80             137               294
Lifestyle Conservative 280..............        25                 76             131               283



* The example of expenses for these Trust portfolios contain figures for only one and three years since they are newly created portfolios.

         For purposes of presenting the foregoing Example, we have made certain assumptions mandated by the SEC. We have assumed that, where applicable, the maximum sales load is deducted, that there are no transfers or other transactions and that the "Other Expenses" line item under "Trust Annual Expenses" will remain the same. Those assumptions, (each of which is mandated by the SEC in an attempt to provide prospective investors with standardized data with which to compare various annuity contracts) do not take into account certain features of the contract and prospective changes in the size of the Trust which may operate to change the expenses borne by contract owners. CONSEQUENTLY, THE AMOUNTS LISTED IN THE EXAMPLES ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES BORNE BY CONTRACT OWNERS MAY BE GREATER OR LESSER THAN THOSE SHOWN.

         In addition, for purposes of calculating the values in the above Example, the Company has translated the $30 annual administration charge listed under "Annual Contract Fee" to a 0.060% annual asset charge based on the $50,000 approximate average size of contracts of this series. So translated, such charge would be higher for smaller contracts and lower for larger contracts.

A TABLE OF ACCUMULATION UNIT VALUES RELATING TO THE CONTRACT IS INCLUDED IN APPENDIX B TO THIS PROSPECTUS.

Location of Financial Statements of Registrant and Depositor

         Our financial statements and those of the Variable Account may be found in the Statement of Additional Information.

GENERAL INFORMATION ABOUT US, THE VARIABLE ACCOUNT AND THE TRUST


THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA
We are an indirect subsidiary of Manulife.

         We are a stock life insurance company organized under the laws of Delaware in 1979. Our principal office is located at 116 Huntington Avenue, Boston, Massachusetts 02116. Our ultimate parent is The Manufacturers Life Insurance Company ("MANULIFE"), a Canadian mutual life insurance company based in Toronto, Canada. Prior to January 1, 1996, we were a wholly owned subsidiary of North American Life Assurance Company ("NAL"), a Canadian mutual life insurance company. On January 1, 1996 NAL and Manulife merged with the combined company retaining the Manulife name.

         On January 20, 1998, the Board of Directors of Manulife announced that it had asked the management of Manulife to prepare a plan for conversion of Manulife from a mutual life insurance company to an investor-owned, publicly-traded stock company. Any demutualization plan for Manulife is subject to the approval of the Manulife Board of Directors and Policyholders as well as regulatory approval.

         The Manufacturers Life Insurance Company of North America's financial ratings are as follows:

                  AA ++ A.M. Best
                  Superior in financial strength; 1st category of 15

                  AAA Duff & Phelps
                  Highest in claims paying ability; 1st category of 18

                  AA+ Standard & Poor's
                  Very strong in financial strength; 2nd category of 21

                  Aa2 Moody's
                  Excellent in financial strength; 3rd category of 21

These ratings, which are current as of the date of this prospectus and are subject to change, are assigned as a measure of The Manufacturers Life Insurance Company of North America's ability to honor the death benefit and life annuitization guarantees but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio.


THE VARIABLE ACCOUNT
The Variable Account is one of our separate accounts that invests the contract values you allocate to it in the Trust portfolio(s) you select.

         We established the Variable Account on August 24, 1984. The income, gains and losses, whether or not realized, from assets of the Variable Account are credited to or charged against the Variable Account without regard to our other income, gains or losses. Nevertheless, all obligations arising under the contracts are our general corporate obligations. Assets of the Variable Account may not be charged with liabilities arising out of any of our other business.

         The Variable Account is registered with the SEC under the Investment Company Act of 1940, as amended (the "1940 ACT") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account. If we determine that it would be in the best interests of persons having voting rights under the contracts, the Variable Account may be operated as a management company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

         The Variable Account currently has forty-one sub-accounts. We reserve the right, subject to compliance with applicable law, to add other sub-accounts, eliminate existing sub-accounts, combine sub-accounts or transfer assets in one sub-account to another sub-account that we, or an affiliated company, may establish. We will not eliminate existing sub-accounts or combine sub-accounts without the prior approval of the appropriate state or federal regulatory authorities. See Appendix G for information on sub-accounts available to Ven 1 contracts.


THE TRUST
The Trust is a mutual fund in which the Variable Account invests that has 38 investment portfolios managed by 16 subadvisers.

         The assets of each sub-account of the Variable Account are invested in shares of a corresponding investment portfolio of the Trust. A description of each Trust portfolio is set forth below. The Trust is registered under the 1940 Act as an open-end management investment company. Each of the portfolios is diversified for purposes of the 1940 Act, except for the Global Government Bond Trust, Emerging Small Company Trust and the five Lifestyle Trusts which are non-diversified. The Trust receives investment advisory services from Manufacturers Securities Services, LLC, the successor to NASL Financial Services, Inc. ("MSS").

         The Trust currently has sixteen subadvisers who manage all of the portfolios:


SUBADVISER                                  TRUST PORTFOLIOS MANAGED
----------                                  ------------------------
A I M Capital Management, Inc.              Aggressive Growth Trust
                                            Mid Cap Growth Trust

AXA Rosenberg Investment Management LLC     Small Company Value Trust

Capital Guardian Trust Company              Small Company Blend Trust
                                            U.S. Large Cap Value Trust
                                            Income & Value Trust
                                            Diversified Bond Trust

Fidelity Management Trust Company           Overseas Trust
                                            Mid Cap Blend Trust
                                            Large Cap Growth Trust

Founders Asset Management, LLC              International Small Cap Trust
                                            Balanced Trust

Franklin Advisers, Inc.                     Emerging Small Company Trust

Manufacturers Adviser Corporation           Pacific Rim Emerging Markets Trust
                                            Quantitative Equity Trust
                                            Real Estate Securities Trust
                                            Money Market Trust
                                            Lifestyle Trusts

Miller Anderson & Sherrerd, LLP             Value Trust
                                            High Yield Trust

Morgan Stanley Asset Management Inc.        Global Equity Trust


SUBADVISER                                      TRUST PORTFOLIOS MANAGED
----------                                      ------------------------
Pacific Investment Management Company           Global Bond Trust
                                                Total Return Trust

Rowe Price-Fleming International, Inc.          International Stock Trust

Salomon Brothers Asset Management Inc           Strategic Bond Trust
                                                U.S. Government Securities Trust

State Street Global Advisors                    Growth Trust

T. Rowe Price Associates, Inc.                  Science & Technology Trust
                                                Blue Chip Growth Trust
                                                Equity-Income Trust

Templeton Investment Counsel, Inc.              International Value Trust

Wellington Management Company LLP               Mid Cap Stock Trust
                                                Growth & Income Trust
                                                Investment Quality Bond Trust

         The following is a brief description of each portfolio:

         The PACIFIC RIM EMERGING MARKETS TRUST seeks long-term growth of capital by investing in a diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations domiciled in countries in the Pacific Rim region.

         The SCIENCE & TECHNOLOGY TRUST seeks long-term growth of capital. Current income is incidental to the portfolio's objective.

         The INTERNATIONAL SMALL CAP TRUST seeks capital appreciation by investing primarily in securities issued by foreign companies which have total market capitalization or annual revenues of $1 billion or less. These securities may represent companies in both established and emerging economies throughout the world.

         The AGGRESSIVE GROWTH TRUST (formerly, the Pilgrim Baxter Growth Trust) seeks long-term capital appreciation by investing the portfolio's asset principally in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which in the opinion of the subadviser are expected to achieve earnings growth over time at a rate in excess of 15% per year. Many of these companies are in the small and medium-sized category.

         The EMERGING SMALL COMPANY TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stock equity securities of small capitalization ("small cap") growth companies. In general, companies in which the portfolios invests will have market cap values of less than $1.5 billion at the time of purchase.

         The SMALL COMPANY BLEND TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization between $50 million and $1 billion.

         The MID CAP GROWTH TRUST (formerly, the Small/Mid Cap Trust) seeks long-term capital appreciation by investing the portfolio's assets principally in common stocks, with emphasis on medium-sized and smaller emerging growth companies.

         The MID CAP STOCK TRUST seeks long-term growth of capital by investing primarily in equity securities of companies with market capitalizations that approximately match the range of capitalization of the Wilshire Mid Cap 750 Index.

         The OVERSEAS TRUST (formerly, the International Growth & Income Trust) seeks growth of capital by investing, under normal market conditions, at least 65% of the portfolios' assets in foreign securities (including American Depositary Receipts (ADRs) and European Depositary Receipts (EDRs). The portfolios expects to invest primarily in equity securities.

         The INTERNATIONAL STOCK TRUST seeks long-term growth of capital by investing primarily in common stocks of established, non-U.S. companies.

         The FOREIGN TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in equity securities of companies located outside the U.S., including in emerging markets.

         The MID CAP BLEND TRUST (formerly, the Equity Trust) seeks growth of capital by investing primarily in common stocks of United States issuers and securities convertible into or carrying the right to buy common stocks.

         The SMALL COMPANY VALUE TRUST seeks long term growth of capital by investing in equity securities of smaller companies which are traded principally in the markets of the United States.

         The GLOBAL EQUITY TRUST seeks long-term capital appreciation by investing primarily in equity securities throughout the world, including U.S. issuers and emerging markets.

         The GROWTH TRUST seeks long-term growth of capital by investing primarily in large capitalization growth securities (market capitalizations of approximately $1 billion or greater).

         The LARGE CAP GROWTH TRUST (formerly, the Aggressive Asset Allocation Trust) seeks long-term growth of capital by investing, under normal market conditions, at least 65% of the portfolio's assets in equity securities of companies with large market capitalizations.

         The QUANTITATIVE EQUITY TRUST seeks to achieve intermediate and long-term growth through capital appreciation and current income by investing in common stocks and other equity securities of well established companies with promising prospects for providing an above average rate of return.

         The BLUE CHIP GROWTH TRUST seeks to achieve long-term growth of capital (current income is a secondary objective) and many of the stocks in the portfolio are expected to pay dividends.

         The REAL ESTATE SECURITIES TRUST seeks to achieve a combination of long-term capital appreciation and satisfactory current income by investing in real estate related equity and debt securities.

         The VALUE TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, ADRs and other equity securities of companies with equity capitalizations usually greater than $300 million.

         The GROWTH & INCOME TRUST seeks long-term growth of capital and income, consistent with prudent investment risk, by investing primarily in a diversified portfolio of common stocks of United States issuers which the subadviser believes are of high quality.

         The U.S. LARGE CAP TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization greater than $500 million.

         The EQUITY-INCOME TRUST seeks to provide substantial dividend income and also long-term capital appreciation by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.

         The INCOME & VALUE TRUST (formerly, the Moderate Asset Allocation Trust) seeks the balanced accomplishment of (a) conservation of principal and
(b) long-term growth of capital and income by investing the portfolio's assets in both equity and fixed-income securities. The subadviser has full discretion to determine the allocation between equity and fixed-income securities.

         The BALANCED TRUST seeks current income and capital appreciation by investing in a balanced portfolio of common stocks, U.S. and foreign government obligations and a variety of corporate fixed-income securities.

         The HIGH YIELD TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.

         The STRATEGIC BOND TRUST seeks a high level of total return consistent with preservation of capital by giving its subadviser broad discretion to deploy the portfolio's assets among certain segments of the fixed-income market as the subadviser believes will best contribute to achievement of the portfolio's investment objective.

         The GLOBAL BOND TRUST (formerly, the Global Government Bond Trust) seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing the portfolio's asset primarily in fixed income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU),and the U.S. dollar.

         The TOTAL RETURN TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing, under normal market conditions, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally vary within a three- to six- year time frame based on Pacific Investment Management Company's forecast for interest rates.

         The INVESTMENT QUALITY BOND TRUST seeks a high level of current income consistent with the maintenance of principal and liquidity, by investing primarily in a diversified portfolio of investment grade corporate bonds and U.S. Government bonds with intermediate to longer term maturities. The portfolio may also invest up to 20% of its assets in non-investment grade fixed income securities.

         The DIVERSIFIED BOND TRUST (formerly, the Conservative Asset Allocation Trust) seeks high total return as is consistent with the conservation of capital by investing at least 75% of the portfolio's assets in fixed-income securities.

         The U.S. GOVERNMENT SECURITIES TRUST seeks a high level of current income consistent with preservation of capital and maintenance of liquidity, by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

         The MONEY MARKET TRUST seeks maximum current income consistent with preservation of principal and liquidity by investing in high quality money market instruments with maturities of 397 days or less issued primarily by United States entities.

         The LIFESTYLE AGGRESSIVE 1000 TRUST seeks to provide long-term growth of capital (current income is not a consideration) by investing 100% of the Lifestyle Trust's assets in other portfolios of the Trust ("UNDERLYING PORTFOLIOS") which invest primarily in equity securities.

         The LIFESTYLE GROWTH 820 TRUST seeks to provide long-term growth of capital with consideration also given to current income by investing approximately 20% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 80% of its assets in Underlying Portfolios which invest primarily in equity securities.

         The LIFESTYLE BALANCED 640 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.

         The LIFESTYLE MODERATE 460 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to high income by investing approximately 60% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 40% of its assets in Underlying Portfolios which invest primarily in equity securities.

         The LIFESTYLE CONSERVATIVE 280 TRUST seeks to provide a high level of current income with some consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 20% of its assets in Underlying Portfolios which invest primarily in equity securities.

         A full description of the Trust, including the investment objectives, policies and restrictions of, and the risks relating to investment in, each portfolio is contained in the Trust's Prospectus which we provided you along with this Prospectus. The Trust prospectus should be read carefully before allocating purchase payments to a sub-account.

         If shares of a portfolio of the Trust are no longer available for investment or in our judgment investment in a portfolio of the Trust becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).



You instruct us how to vote shares.


         Shares of the Trust portfolios held in the Variable Account will be voted at any shareholder meetings in accordance with voting instructions received from the persons having the voting interest in the contracts. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy materials will be
distributed to each person having the voting    interest in the contract
together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold (including our own shares and those we hold in the Variable Account for contract owners) in proportion to the instructions so received.

         During the accumulation period, the contract owner has the voting interest under a contract. During the pay-out period, the annuitant has the voting interest under a contract. We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations or interpretations thereof. For further information on voting interest under the contract, see "Voting Interest" in this prospectus.

                           DESCRIPTION OF THE CONTRACT

ELIGIBLE GROUPS

         The contract may be issued to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. 10"and "Keogh" plans), tax-sheltered annuities, and state and local government deferred compensation plans (see "QUALIFIED RETIREMENT PLANS"). The contract is also designed so that it may be used with non-qualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee) as may be eligible under applicable law. Contracts have been issued to Venture Trust, a trust established with United Missouri Bank, N.A., Kansas City, Missouri, as group holder for groups comprised of persons who have brokerage accounts with brokers having selling agreements with MSS, the principal underwriter of the contracts.

         An eligible member of a group to which a contract has been issued may become an owner under the contract by submitting a completed application, if required by us, and a minimum purchase payment. A certificate summarizing the rights and benefits of the owner under the contract will be issued to an applicant acceptable to us. We reserve the right to decline to issue a certificate to any person in our sole discretion. All rights and privileges under the contract may be exercised by each owner as to his or her interest unless expressly reserved to the group holder. However, provisions of any plan in connection with which the contract was issued may restrict an owner's ability to exercise such rights and privileges.



Initial purchase payments usually must be at least $5,000, subsequent ones at least $30, and total payments no more than $1 million (without our approval).

ACCUMULATION PERIOD PROVISIONS

PURCHASE PAYMENTS

         Your purchase payments are made to us at our Annuity Service Office. Except as noted below, the minimum initial purchase payment is $5,000 for Non-Qualified Contracts and $2,000 for Qualified Contracts. Purchase payments may be made at any time. We may provide for purchase payments to be automatically withdrawn from your bank account on a periodic basis. If a purchase payment would cause your contract value to exceed $1,000,000 or your contract value already exceeds $1,000,000, you must obtain our approval in order to make the payment.

         If permitted by state law, we may cancel a contract at the end of any two consecutive contract years in which no purchase payments have been made, if both:

- the total purchase payments made over the life of the contract, less any withdrawals, are less than $2,000; and

-    the contract value at the end of such two year period is less than $2,000.

We may vary the cancellation of contract privileges in certain states in order to comply with state insurance laws and regulations. If we cancel your contract, we will pay you the contract value computed as of the valuation period during which the cancellation occurs, minus the amount of any outstanding loan and minus the annual $30 administration fee. The amount paid will be treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% IRS penalty tax (see "FEDERAL TAX MATTERS").

         You designate how your purchase payments are to be allocated among the investment options. You may change the allocation of subsequent purchase payments at any time by notifying us in writing (or by telephone if you comply with our telephone transfer procedures described below).

         In addition, you have the option to participate in our Guarantee Plus Program. Under the Guarantee Plus Program the initial purchase payment is split between the fixed and variable investment options. The percentage of the initial purchase payment allocated to a fixed account will assure that the fixed account allocation will have grown to an amount at least equal to the total initial purchase payment at the end of the guaranteed period. The balance of the initial purchase payment is allocated among the investment options as indicated on the contract specifications page. You may elect to participate in the Guarantee Plus Program and may obtain full information concerning the program and its restrictions from your securities dealer or our Annuity Service Office.

         See Appendix F for information on purchase payments applicable to Ven 7 and Ven 8 contracts. See Appendix G for information on purchase payments applicable to Ven 3 and Ven 1 contracts.

The value of an investment account is measured in "accumulation units," which vary in value with the performance of the underlying Trust portfolio.

ACCUMULATION UNITS

         During the accumulation period, we will establish an "INVESTMENT ACCOUNT" for you for each Variable Account investment option to which you allocate a portion of your contract value. Amounts are credited to those investment accounts in the form of "ACCUMULATION UNITS" (units of measure used to calculate the value of the variable portion of your contract during the accumulation period). The number of accumulation units to be credited to each investment account is determined by dividing the amount allocated to that investment account by the value of an accumulation unit for that investment account next computed after the purchase payment is received at our Annuity Service Office complete with all necessary information or, in the case of the first purchase payment, pursuant to the procedures described below.

         Initial purchase payments received by mail will usually be credited on the business day (any date on which the New York Stock Exchange is open and the net asset value of a Trust portfolio is determined) on which they are received at our Annuity Service Office, and in any event not later than two business days after our receipt of all information necessary for issuing the contract. You will be informed of any deficiencies preventing processing if your contract cannot be issued. If the deficiencies are not remedied within five business days after receipt, your purchase payment will be returned promptly, unless you specifically consent to our retaining your purchase payment until all necessary information is received. Initial purchase payments received by wire transfer from broker-dealers will be credited on the business day received by us if the broker-dealers have made special arrangements with us.

VALUE OF ACCUMULATION UNITS

         The value of your accumulation units will vary from one business day to the next depending upon the investment results of the investment options you select. The value of an accumulation unit for each sub-account was arbitrarily set at $10 or $12.50 for the first business day under other contracts we have issued. The value of an accumulation unit for any subsequent business day is determined by multiplying the value of an accumulation unit for the immediately preceding business day by the net investment factor for that sub-account (described below) for the business day for which the value is being determined. Accumulation units will be valued as of the end of each Business Day. A Business Day is deemed to end at the time of the determination of the net asset value of the Trust shares.

NET INVESTMENT FACTOR

         The net investment factor is an index used to measure the investment performance of a sub-account from one business day to the next (the "VALUATION PERIOD"). The net investment factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. The net investment factor for each sub-account for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result:

     -    Where (a) is:

          - the net asset value per share of a portfolio share held in the sub-account determined at the end of the current valuation period, plus

          - the per share amount of any dividend or capital gain distributions made by the portfolio on shares held in the sub-account if the "ex-dividend" date occurs during the current valuation period.

     - Where (b) is the net asset value per share of a portfolio share held in the sub-account determined as of the end of the immediately preceding valuation period.

     - Where (c) is a factor representing the charges deducted from the sub-account on a daily basis for administrative expenses and mortality and expense risks. That factor is equal on an annual basis to 1.40% (0.15% for administrative expenses and 1.25% for mortality and expense risks). See Appendix G for the mortality and expense risk fees for Ven 1 contracts.

Amounts invested may be transferred among investment options.

TRANSFERS AMONG INVESTMENT OPTIONS

         During the accumulation period, you may transfer amounts among the variable account investment options and from those investment options to the fixed account investment options at any time and without charge upon written notice to us or by telephone if you authorize us in writing to accept your telephone transfer requests. Accumulation units will be canceled from the investment account from which you transfer amounts transferred and credited to the investment account to which you transfer amounts. Your contract value on the date of the transfer will not be affected by a transfer. You must transfer at least $300 or, if less, the entire value of the investment account. If after the transfer the amount remaining in the investment account is less than $100, then we will transfer the entire amount instead of the requested amount. We reserve the right to limit, upon notice, the maximum number of transfers you may make to one per month or six at any time within a contract year. In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Trust portfolios. We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law). See Appendix G for information on Transfer Among Investment Options applicable to Ven 1 and Ven 3 contracts.

MAXIMUM NUMBER OF INVESTMENT OPTIONS

         You currently are limited to a maximum of seventeen investment options (including all fixed account investment options) during the accumulation period. In calculating this limit, investment options to which you have allocated purchase payments at any time during the accumulation period will be counted toward the seventeen maximum even if you no longer have contract value allocated to these investment options.

Telephone transfers and withdrawals are permitted.

TELEPHONE TRANSACTIONS

         You are permitted to request transfers and withdrawals by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe to be genuine. To be permitted to request a transfer or withdrawal by telephone, you must elect the option on the Application. (If you do not initially elect an option in the Application form, you may request authorization by executing an appropriate authorization form that we will provide you upon request.) We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to employ our procedures properly. Such procedures include the following. Upon telephoning a request, you will be asked to provide information that verifies that it is you calling. For both your and our protection, we will tape record all conversations with you. All telephone transactions will be followed by a confirmation statement of the transaction. We reserve the right to impose maximum withdrawal amounts and other new procedural requirements regarding transfer privileges.

         Dollar Cost Averaging and Asset Rebalancing programs are available.

SPECIAL TRANSFER SERVICES - DOLLAR COST AVERAGING

         We administer a Dollar Cost Averaging ("DCA") program. If you enter into a DCA agreement, you may instruct us to transfer monthly a predetermined dollar amount from any sub-account or the one year fixed account investment option to other sub-accounts until the amount in the sub-account from which the transfer is made or one year fixed account investment option is exhausted. In states where approved by the state insurance department, a DCA fixed account investment option may be established under the DCA program to make automatic transfers. Only purchase payments (and not existing contract values) may be allocated to the DCA fixed account investment option. The DCA program is generally suitable if you are making a substantial deposit and desire to control the risk of investing at the top of a market cycle. The DCA program allows investments to be made in equal installments over time in an effort to reduce that risk. If you are interested in the DCA program, you may elect to participate in the program on the application or by separate application. You may obtain a separate application and full information concerning the program and its restrictions from your securities dealer or our Annuity Service Office. There is no charge for participation in the DCA program. See Appendix G for information on the DCA Program applicable to Ven 1 and Ven 3 contracts.

ASSET REBALANCING PROGRAM

         We administer an Asset Rebalancing Program which enables you to specify the percentage levels you would like to maintain in particular portfolios. Your contract value will be automatically rebalanced pursuant to the schedule described below to maintain the indicated percentages by transfers among the portfolios. (The Fixed Account Investment Options are not eligible for participation in the Asset Rebalancing Program.) The entire value of the variable investment accounts must be included in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate application and full information concerning the program and its restrictions from your securities dealer or our Annuity Service Office. There is no charge for participation in the Asset Rebalancing Program.

         For rebalancing programs begun on or after October 1, 1996, asset rebalancing will only be permitted on the following time schedules:

         - quarterly on the 25th day of the last month of the quarter (or the next business day if the 25th is not a business day);

         - semi-annually on June 25th or December 26th (or the next business day if these dates are not business days); or

         - annually on December 26th (or the next business day if December 26th is not a business day).

Rebalancing will continue to take place on the last business day of every calendar quarter for rebalancing programs begun prior to October 1, 1996.


  You may withdraw all or a portion of your contract value, but may incur withdrawal charges and tax liability as a result.

WITHDRAWALS

         During the accumulation period, you may withdraw all or a portion of your contract value upon written request (complete with all necessary information) to our Annuity Service Office. You may make withdrawals by telephone if you have authorized telephone withdrawals, as described above under "Telephone Transactions." For certain qualified contracts, exercise of the withdrawal right may require the consent of the qualified plan participant's spouse under the Internal Revenue Code of 1986, as amended (the "CODE"). In the case of a total withdrawal, we will pay the contract value as of the date of receipt of the request at our Annuity Service Office, minus the annual $30 administration fee (if applicable), any unpaid loans and any applicable withdrawal charge. The contract then will be canceled. In the case of a partial withdrawal, we will pay the amount requested and cancel accumulation units credited to each investment account equal in value to the amount withdrawn from that investment account plus any applicable withdrawal charge deducted from that investment account.

         When making a partial withdrawal, you should specify the investment options from which the withdrawal is to be made. The amount requested from an investment option may not exceed the value of that investment option minus any applicable withdrawal charge. If you do not specify the investment options from which a partial withdrawal is to be taken, the withdrawal will be taken from the variable account investment options until exhausted and then from the fixed account investment options, beginning with the shortest guarantee period first and ending with the longest guarantee period last. If the partial withdrawal is less than the total value in the variable account investment options, the withdrawal will be taken proportionately from all of your variable account investment options. For rules governing the order and manner of withdrawals from the fixed account investment options, see "FIXED ACCOUNT INVESTMENT OPTIONS".

         There is no limit on the frequency of partial withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the investment option. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the investment option is less than $100, we will treat the partial withdrawal as a withdrawal of the entire amount held in the investment option. If a partial withdrawal plus any applicable withdrawal charge would reduce the contract value to less than $300, we will treat the partial withdrawal as a total withdrawal of the contract value.

         The amount of any withdrawal from the variable account investment options will be paid promptly, and in any event within seven days of receipt of the request, complete with all necessary information at our Annuity Service Office, except that we reserve the right to defer the right of withdrawal or postpone payments for any period when:

         - the New York Stock Exchange is closed (other than customary weekend and holiday closings),

         -     trading on the New York Stock Exchange is restricted,

         - an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets, or

         - the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

         Withdrawals from the contract may be subject to income tax and a 10% IRS penalty tax. Withdrawals are permitted from contracts issued in connection with Section 403(b) qualified plans only under limited circumstances.

Systematic "Income Plan" withdrawals are available.

SPECIAL WITHDRAWAL SERVICES - THE INCOME PLAN

         We administer an Income Plan ("IP") which permits you to pre-authorize a periodic exercise of the contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified investment options on a periodic basis. The total of IP withdrawals in a contract year is limited to not more than 10% of the purchase payments made (to ensure that no withdrawal or market value charge will ever apply to an IP withdrawal). If an additional withdrawal is made from a contract participating in an IP, the IP will terminate automatically and may be reinstated only on or after the next contract anniversary pursuant to a new application. The IP is not available to contracts participating in the dollar cost averaging program or for which purchase payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals will be free of withdrawal and market value charges. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% IRS penalty tax. If you are interested in an IP, you may obtain a separate application and full information concerning the program and its restrictions from your securities dealer or our Annuity Service Office. The IP program is free.

Some qualified contracts have a loan feature.

LOANS

         We offer a loan privilege only to owners of contracts issued in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA. If you are not an owner of such a contract, none of this discussion about loans applies to your contract. If you are an owner of such a contract, you may borrow from us, using your contract as the only security for the loan. Loans are subject to certain tax law restrictions and to applicable retirement program rules (collectively, "LOAN RULES"). You should consult your tax advisor and retirement plan fiduciary prior to taking a loan under the contract.

         The maximum loan value of a contract is normally 80% of the contract value, although loan rules may serve to reduce that maximum in some cases. The amount available for a loan at any given time is the loan value less any unpaid prior loans. Unpaid prior loans equal the amount of any prior loans plus interest accrued on those loans. Loans will be made only upon written request from the owner. We will make loans within seven days of receiving a properly completed loan application (applications are available from our Annuity Service Office), subject to postponement under the same circumstances that payment of withdrawals may be postponed (see "WITHDRAWALS").

         When you request a loan, we will reduce your investment in the investment accounts and transfer the amount of the loan to the "LOAN ACCOUNT," a part of our general account. You may designate the investment accounts from which the loan is to be withdrawn. Absent such a designation, the amount of the loan will be withdrawn from the investment accounts in accordance with the rules for making partial withdrawals (see "WITHDRAWALS"). The contract provides that you may repay unpaid loans at any time. Under applicable loan rules, loans generally must be repaid within five years, repayments must be made at least quarterly and repayments must be made in substantially equal amounts. When a loan is repaid, the amount of the repayment will be transferred from the loan account to the investment accounts. You may designate the investment accounts to which a repayment is to be allocated. Otherwise, the repayment will be allocated in the same manner as your most recent purchase payment. On each anniversary of the date your contract was issued, we will transfer from the investment accounts to the loan account the excess of the balance of your loan over the balance in your loan account.

         We charge interest of 6% per year on contract loans. Loan interest is payable in arrears and, unless paid in cash, the accrued loan interest is added to the amount of the debt and bears interest at 6% as well. We credit interest with respect to amounts held in the loan account at a rate of 4% per year. Consequently, the net cost of loans under the contract is 2%. If on any date unpaid loans under your contract exceed your contract value, your contract will be in default. In such case you will receive a notice indicating the payment needed to bring your contract out of default and will have a thirty-one day grace period within which to pay the default amount. If the required payment is not made within the grace period, your contract may be terminated without value.

         The amount of any unpaid loans will be deducted from the death benefit otherwise payable under the contract. In addition, loans, whether or not repaid, will have a permanent effect on contract value because the investment results of the investment accounts will apply only to the unborrowed portion of the contract value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the investment results are greater than the rate being credited on amounts held in your loan account while your loan is unpaid, your contract value will not increase as rapidly as it would have if no loan were unpaid. If investment results are below that rate, contract value will be greater than it would have been had no loan been outstanding.

         See Appendix G for information on Loans applicable to Ven 1 and Ven 3 contracts.

DEATH BENEFIT DURING ACCUMULATION PERIOD

         If you die during the accumulation period, your beneficiary will receive a death benefit that might exceed your contract value.

         For information on the death benefit applicable to Ven 7 and Ven 8 contracts see Appendix F, and to Ven 1 and Ven 3 contracts see Appendix
G.


         IN GENERAL. The following discussion applies principally to contracts that are not issued in connection with qualified plans, i.e., "NON-QUALIFIED CONTRACTS." Tax law requirements applicable to qualified plans, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your contract is to be used in connection with a qualified plan, you should seek competent legal and tax advice regarding the suitability of the contract for the situation involved and the requirements governing the distribution of benefits, including death benefits, from a contract used in the plan. In particular, if you intend to use the contract in connection with a qualified plan, you should consider that the contract provides a death benefit (described below) that could be characterized as an "incidental death benefit." There are limits on the amount of incidental benefits that may be provided under certain qualified plans and the provision of such benefits may result in currently taxable income to plan participants (see "FEDERAL TAX MATTERS").

         AMOUNT OF DEATH BENEFIT.

The death benefit varies by state and date of issue as follows.

A.       The following death benefit generally applies to contracts issued:

         ON OR AFTER:            IN THE STATES OF:
         May 1, 1998             Alaska, Alabama, Arizona, Arkansas, California, Colorado, Delaware,
                                 Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky,
                                 Louisiana, Maine, Michigan, Mississippi, Missouri, Nebraska, Nevada,
                                 New Jersey, New Mexico, North Carolina, North Dakota, Ohio, Oklahoma,
                                 Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee,
                                 Utah, Vermont, Virginia, West Virginia, Wisconsin, Wyoming

         June 1, 1998            Connecticut

         July 1, 1998            Minnesota, Montana, District of Columbia

         October 1, 1998         Texas

         February 1, 1999        Massachusetts

         March 15, 1999          Florida, Maryland, Oregon

     If any owner dies and the oldest owner had an attained age of less than 81 years on the contract date, the death benefit will be determined as follows:

     During the first contract year, the death benefit will be the greater of:

          -    the contract value or

          - the sum of all purchase payments made, less any amounts deducted in connection with partial withdrawals.

         During any subsequent contract year, the death benefit will be the greater of:

          -    the contract value or

          - the death benefit on the last day of the previous contract year, plus any purchase payments made and less any amounts deducted in connection with partial withdrawals since then.

     If any owner dies on or after his or her 81st birthday, the death benefit will be the greater of

          -    the contract value or

          - the death benefit on the last day of the contract year ending just prior to the owner's 81st birthday, plus any payments made, less amounts deducted in connection with partial withdrawals.

         If any owner dies and the oldest owner had an attained age of 81 years or greater on the contract date, the death benefit will be the greater of:

          -    the contract value or

          - the sum of all purchase payments made, less any amounts deducted in connection with partial withdrawals.


B. The following death benefit generally applies to contracts issued in the states of Washington, Puerto Rico, and to contracts issued:

     PRIOR TO:               IN THE STATES OF:
     May 1, 1998             Alaska, Alabama, Arizona, Arkansas, California, Colorado, Delaware,
                             Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky,
                             Louisiana, Maine, Michigan, Mississippi, Missouri, Nebraska, Nevada, New
                             Jersey, New Mexico, North Carolina, North Dakota, Ohio, Oklahoma,
                             Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee,
                             Utah, Vermont, Virginia, West Virginia, Wisconsin, Wyoming

     June 1, 1998            Connecticut

     July 1, 1998            Minnesota, Montana, District of Columbia

     October 1, 1998         Texas

     February 1, 1999        Massachusetts

     March 15, 1999          Florida, Maryland, Oregon

     If any owner dies on or prior to his or her 85th birthday and the oldest owner had an attained age of less than 81 years on the contract date, the death benefit will be determined as follows:

     During the first contract year, the death benefit will be the greater of:

     -    the contract value or

     - the sum of all purchase payments made, less any amounts deducted in connection with partial withdrawals.

     During any subsequent contract year, the death benefit will be the greater of:

     -    the contract value or


     - the death benefit on the last day of the previous contract year, plus any purchase payments made and less any amounts deducted in connection with partial withdrawals since then.

         If any owner dies after his or her 85th birthday and the oldest owner had an attained age of less than 81 years on the contract date, the death benefit will be the greater of:

     -    the contract value or

     - the sum of all purchase payments made, less any amounts deducted in connection with partial withdrawals.

     If any owner dies and the oldest owner had an attained age greater than 80 on the contract date, the death benefit will be the contract value less any applicable withdrawal charges at the time of payment of benefits. For contracts issued on or after October 1, 1997, we will waive any withdrawal charges applied against the death benefit.

     The determination of the death benefit will be made on the date we receive written notice and "proof of death" as well as all required claims forms, at our Annuity Service Office. No one is entitled to the death benefit until this time. Death benefits will be paid within 7 days of that determination. Proof of death occurs when we receive one of the following at our Annuity Service Office within one year of the date of death:

     -    a certified copy of a death certificate;

     - a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     -    any other proof satisfactory to us.

If there are any unpaid loans, the death benefit equals the death benefit, as described above, minus the amount of unpaid loans (including unpaid interest).

         PAYMENT OF DEATH BENEFIT. We will pay the death benefit to the beneficiary if any contract owner dies before the maturity date. If there is a surviving contract owner, that contract owner will be deemed to be the beneficiary. No death benefit is payable on the death of any annuitant, except that if any contract owner is not a natural person, the death of any annuitant will be treated as the death of an owner. On the death of the last surviving annuitant, the contract owner, if a natural person, will become the annuitant unless the contract owner designates another person as the annuitant.

     The death benefit may be taken in the form of a lump sum immediately. If not taken immediately, the contract will continue subject to the following:

     -    The beneficiary will become the contract owner.

     - Any excess of the death benefit over the contract value will be allocated to the owner's investment accounts in proportion to their relative values on the date of receipt at our Annuity Service Office of due proof of the owner's death.

     -    No additional purchase payments may be made.

     - If the beneficiary is not the deceased's owner spouse, distribution of the contract owner's entire interest in the contract must be made within five years of the owner's death, or alternatively, distribution may be made as an annuity, under one of the annuity options described below, which begins within one year of the owner's death and is payable over the life of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary. Upon the death of the beneficiary, the death benefit will equal the contract value and must be distributed immediately in a single sum.

     - If the owner's spouse is the beneficiary, the spouse continues the contract as the new owner. In such a case, the distribution rules applicable when a contract owner dies will apply when the spouse, as the owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse, the death benefit paid upon the first owner's death will be treated as a purchase payment to the contract. In addition, the death benefit on the last day of the previous contract year (or the last day of the contract year ending just prior to the owner's 81st birthday, if applicable) shall be set to zero as of the date of the first owner's death.

     - If any contract owner dies and the oldest owner had an attained age of less than 81 on the date as of which the contract is issued, withdrawal charges are not applied on payment of the death benefit (whether taken through a partial or total withdrawal or applied under an annuity option). If any contract owner dies and the oldest owner had an attained age greater than 80 on the date as of which the contract was issued, any applicable withdrawal charges will be assessed only upon payment of the death benefit (so that if the death benefit is paid in a subsequent year, a lower withdrawal charge will be applicable).For contracts issued after October 1, 1997, any withdrawal charge applied against the death benefit shall be waived.

     If any annuitant is changed and any contract owner is not a natural person, the entire interest in the contract must be distributed to the contract owner within five years. The amount distributed will be reduced by charges which would otherwise apply upon withdrawal.

     A substitution or addition of any contract owner may result in resetting the death benefit to an amount equal to the contract value as of the date of the change. For purposes of subsequent calculations of the death benefit prior to the maturity date, the contract value on the date of the change will be treated as a payment made on that date. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date of the change will not be considered in the determination of the death benefit. No such change in death benefit will be made if the person whose death will cause the death benefit to be paid is the same after the change in ownership or if ownership is transferred to the owner's spouse.

     Death benefits will be paid within seven days of the date the amount of the death benefit is determined, as described above, subject to postponement under the same circumstances that payment of withdrawals may be postponed (see "WITHDRAWALS").

PAY-OUT PERIOD PROVISIONS

GENERAL

Annuity benefit payments may be paid in several ways.


     You or your beneficiary may elect to have any amounts that we are obligated to pay on withdrawal or death, or as of the maturity date, paid by means of periodic annuity benefit payments rather than in one lump sum (subject to the distribution of death benefit provisions described below).

     Generally, we will begin paying annuity benefits to the annuitant under the contract on the contract's maturity date (the first day of the pay-out period). The maturity date is the date specified on your contract's specifications page, unless you change that date. If no date is specified, the maturity date is the maximum maturity date described below. The maximum maturity date is the first day of the month following the later of the 85th birthday of the annuitant or the tenth contract anniversary. (See Appendix E for contracts issued in Pennsylvania, Appendix F for Ven 7 and Ven 8 contracts, and Appendix G for Ven 3 and Ven 1 contracts.) You may specify a different maturity date at any time by written request at least one month before both the previously specified and the new maturity date. The new maturity date may not be later than the maximum maturity date unless we consent. Maturity dates which occur when the annuitant is at an advanced age, e.g., past age 85, may in some circumstances have adverse income tax consequences (see "FEDERAL TAX MATTERS"). Distributions from qualified contracts may be required before the maturity date.

     You may select the frequency of annuity payments. However, if the contract value at the maturity date is such that a monthly payment would be less than $20, we may pay the contract value, minus any unpaid loans, in one lump sum to the annuitant on the maturity date.

ANNUITY OPTIONS

     Annuity benefit payments are available under the contract on a fixed, variable, or combination fixed and variable basis. Upon purchase of the contract, and at any time during the accumulation period, you may select one or more of the annuity options described below on a fixed and/or variable basis (except Option 5 which is available on a fixed basis only) or choose an alternate form of payment acceptable to us. If an annuity option is not selected, we will provide as a default option a life annuity with payments guaranteed for ten years as described below. Annuity payments will be determined based on the Investment Account Value of each investment option at the maturity date. Internal Revenue Service ("IRS") regulations may preclude the availability of certain annuity options in connection with certain qualified contracts.

     Please read the description of each annuity option carefully. In general, a nonrefund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an annuitant may receive only one payment if the annuitant dies prior to the date the second payment is due. Annuities with payments guaranteed for certain number of years may also be elected but the amount of each payment will be lower than that available under the nonrefund life annuity option.

         The following annuity options are guaranteed in the contract.

         OPTION 1(a): NON-REFUND LIFE ANNUITY - An annuity with payments during the lifetime of the annuitant. No payments are due after the death of the annuitant. Because there is no guarantee that any minimum number of payments will be made, an annuitant may receive only one payment if the annuitant dies prior to the date the second payment is due.

         OPTION 1(b): LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 10 YEARS - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the annuitant. Because payments are guaranteed for 10 years, annuity payments will be made to the end of such period if the annuitant dies prior to the end of the tenth year.

         OPTION 2(a): JOINT & SURVIVOR NON-REFUND LIFE ANNUITY - An annuity with payments during the lifetimes of the annuitant and a designated co-annuitant. No payments are due after the death of the last survivor of the annuitant and co-annuitant. Because there is no guarantee that any minimum number of payments will be made, an annuitant or co-annuitant may receive only one payment if the annuitant and co-annuitant die prior to the date the second payment is due.

         OPTION 2(b): JOINT & SURVIVOR LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 10 YEARS - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the annuitant and a designated co-annuitant. Because payments are guaranteed for 10 years, annuity payments will be made to the end of such period if both the annuitant and the co-annuitant die prior to the end of the tenth year.

         In addition to the foregoing annuity options which we are contractually obligated to offer at all times, we currently offer the following annuity options. We may cease offering the following annuity options at any time and may offer other annuity options in the future.

         OPTION 3: LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 5, 15 OR 20 YEARS - An Annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the annuitant. Because payments are guaranteed for the specific number of years, annuity payments will be made to the end of the last year of the 5, 15 or 20 year period.

         OPTION 4: JOINT & TWO-THIRDS SURVIVOR NON-REFUND LIFE ANNUITY - An annuity with full payments during the joint lifetime of the annuitant and a designated co-annuitant and two-thirds payments during the lifetime of the survivor. Because there is no guarantee that any minimum number of payments will be made, an annuitant or co-annuitant may receive only one payment if the annuitant and co-annuitant die prior to the date the second payment is due.

         OPTION 5: PERIOD CERTAIN ONLY ANNUITY FOR 5, 10, 15 OR 20 YEARS - An annuity with payments for a 5, 10, 15 or 20 year period and no payments thereafter.

DETERMINATION OF AMOUNT OF THE FIRST VARIABLE ANNUITY PAYMENT

         The first variable annuity payment is determined by applying that amount of the contract value used to purchase a variable annuity to the annuity tables contained in the contract. The amount of the contract value will be determined as of the date not more than ten business days prior to the maturity date. The amount of the first and all subsequent fixed annuity payments is determined on the same basis using the portion of the contract value used to purchase a fixed annuity. Contract value used to determine annuity payments will be reduced by any applicable premium taxes.

         The rates contained in the annuity tables vary with the annuitant's sex and age and the annuity option selected However, for contracts issued in connection with certain employer-sponsored retirement plans sex-distinct tables may not be used. Under such tables, the longer the life expectancy of the annuitant under any life annuity option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly variable annuity payment will be. For information on annuity rates for Ven 1 and Ven 3 contracts see Appendix G. For information on assumed interest rates applicable to Ven 7 and Ven 8 contracts see Appendix F and for Ven 1 and Ven 3 contracts see Appendix G.

ANNUITY UNITS AND THE DETERMINATION OF SUBSEQUENT VARIABLE ANNUITY PAYMENT

         Variable annuity payments after the first one will be based on the investment performance of the sub-accounts selected during the pay-out period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each sub-account by the annuity unit value of that sub-account (as of the same date the contract value to effect the annuity was determined) to establish the number of annuity units which will thereafter be used to determine payments. This number of annuity units for each sub-account is then multiplied by the appropriate annuity unit value as of a uniformly applied date not more than ten business days before the annuity payment is due, and the resulting amounts for each sub-account are then totaled to arrive at the amount of the annuity benefit payment to be made. The number of annuity units remains constant throughout the pay-out period (assuming no transfer is made). A pro-rata portion of the administration fee will be deducted from each annuity payment.

         The value of an annuity unit for each sub-account for any business day is determined by multiplying the annuity unit value for the immediately preceding business day by the net investment factor for that sub-account (see "NET INVESTMENT FACTOR") for the valuation period for which the annuity unit value is being calculated and by a factor to neutralize the assumed interest rate.

         A 3% assumed interest rate is built into the annuity tables in the contract used to determine the first variable annuity payment.

TRANSFERS DURING PAY-OUT PERIOD

Some transfers are permitted during the pay-out period, but subject to a few more limitations than during the accumulation period.



     Once variable annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one sub-account to another. You must submit your transfer request to our Annuity Service Office at least 30 days before the due date of the first annuity payment to which your transfer will apply. Transfers after the maturity date will be made by converting the number of annuity units being transferred to the number of annuity units of the sub-account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the annuity units for the new sub-account selected. We reserve the right to limit, upon notice, the maximum number of transfers a contract owner may make per contract year to four. Once annuity payments have commenced, no transfers may be made from a fixed annuity option to a variable annuity option or from a variable annuity option to a fixed annuity option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of the Trust portfolios. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

DEATH BENEFIT DURING PAY-OUT PERIOD

         If an annuity option providing for payments for a guaranteed period has been selected, and the annuitant dies during the pay-out period, we will make the remaining guaranteed payments to the beneficiary. Any remaining payments will be made as rapidly as under the method of distribution being used as of the date of the annuitant's death. If no beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the annuitant and the beneficiary.

OTHER CONTRACT PROVISIONS

You have a ten-day right to cancel your contract.

TEN DAY RIGHT TO REVIEW

     You may cancel the contract by returning it to our Annuity Service Office or agent at any time within 10 days after receiving it. Within 7 days of receiving a returned contract, we will pay you the contract value (minus any unpaid loans), computed at the end of the business day on which we receive your returned contract.

     No withdrawal charge is imposed upon return of a contract within the ten day right to review period. The ten day right to review may vary in certain states in order to comply with the requirements of state insurance laws and regulations. When the contract is issued as an individual retirement annuity under Sections 408 or 408A of the Code, during the first 7 days of the 10 day period, we will return all purchase payments if this is greater than the amount otherwise payable.

OWNERSHIP

You are entitled to exercise all rights under your contract.

     See Appendix F for information on ownership applicable to certain contracts which are no longer being issued (Ven 8 contracts).

     The contract owner is the person entitled to exercise all rights under the contract. Prior to the maturity date, the contract owner is the person designated in the contract or certificate specifications page or as subsequently named. On and after the maturity date, the annuitant is the contract owner. If amounts become payable to any beneficiary under the contract, the beneficiary is the contract owner.

     In the case of non-qualified contracts, ownership of the contract may be changed or the contract may be collaterally assigned at any time prior to the maturity date, subject to the rights of any irrevocable beneficiary. Assigning a contract, or changing the ownership of a contract, may be treated as a (potentially taxable) distribution of the contract value for federal tax purposes. A change of any contract owner may result in resetting the death benefit to an amount equal to the contract value as of the date of the change and treating that value as a purchase payment made on that date for purposes of computing the amount of the death benefit.

     Any change of ownership or assignment must be made in writing. We must approve any change. Any assignment and any change, if approved, will be effective as of the date we receive the request at our Annuity Service Office. We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted or responsibility for the validity or sufficiency of any assignment. An absolute assignment will revoke the interest of any revocable beneficiary.

     In the case of qualified contracts, ownership of the contract generally may not be transferred except by the trustee of an exempt employees' trust which is part of a retirement plan qualified under Section 401 of the Code or as otherwise permitted by applicable IRS regulations. Subject to the foregoing, a qualified contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than us.

ANNUITANT

The "annuitant" is either you or someone you designate.


     The annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The annuitant is entitled to receive all annuity payments under the contract. If the contract owner names more than one person as an "annuitant," the second person named shall be referred to as "CO-ANNUITANT." The annuitant is as designated on the contract specifications page or in the application, unless changed.

         On the death of the annuitant prior to the maturity date, the co-annuitant, if living, becomes the annuitant. If there is no living co-annuitant, the owner becomes the annuitant. In the case of certain qualified contracts, there are limitations on the ability to designate and change the annuitant and the co-annuitant.

The "beneficiary" is the person you designate to receive the death benefit if you die.

BENEFICIARY

     The beneficiary is the person, persons or entity designated in the contract specifications page (or as subsequently changed). However, if there is a surviving contract owner, that person will be treated as the beneficiary. The beneficiary may be changed subject to the rights of any irrevocable beneficiary. Any change must be made in writing, approved by us, and (if approved) will be effective as of the date on which written. We assume no liability for any payments made or actions taken before the change is approved. If no beneficiary is living, the contingent beneficiary will be the beneficiary. The interest of any beneficiary is subject to that of any assignee. If no beneficiary or contingent beneficiary is living, the beneficiary is the estate of the deceased contract owner. In the case of certain qualified contracts, IRS regulations may limit designations of beneficiaries. For information regarding the beneficiary for Ven 7 and Ven 8 contracts see Appendix F and for Ven 1 and Ven 3 contracts see Appendix G.

MODIFICATION
          We may not modify your contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency. However, in the case of group contracts, on 60 days' notice to the group holder, we may change the administration fees, mortality and expense risk charges, annuity purchase rates and the market value charge as to any certificates issued after the effective date of the modification. The provisions of the contract shall be interpreted so as to comply with the requirements of Section 72(s) of the Code.

OUR APPROVAL

     We reserve the right to accept or reject any contract application at our sole discretion.

DISCONTINUANCE OF NEW OWNERS

          In the case of group contracts, on thirty days' notice to the group holder, we may limit or discontinue acceptance of new applications and the issuance of new certificates.

MISSTATEMENT AND PROOF OF AGE, SEX OR SURVIVAL

         We may require proof of age, sex or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the annuitant has been misstated, the benefits will be those that would have been provided for the annuitant's correct age and sex. If we have made incorrect annuity payments, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity payments.

FIXED ACCOUNT INVESTMENT OPTIONS

         For information on Fixed Account Investment Options for Ven 7 and Ven 8 contracts see Appendix F and for Ven 1 and Ven 3 contracts see Appendix G.

The fixed account investment options are not securities.


         SECURITIES REGISTRATION. Interests in the fixed account investment options are not registered under the Securities Act of 1933, as amended, (the "1933 ACT") and our general account is not registered as an investment company under the 1940 Act. Neither interests in the fixed account investment options nor the general account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Disclosures relating to interests in the fixed account investment options and the general account nonetheless may be required by the federal securities laws to be accurate.

         GUARANTEE. Pursuant to a Guarantee Agreement dated March 31, 1996, Manulife, our ultimate parent, unconditionally guarantees to us, on behalf of and for the benefit of us and owners of fixed annuity contracts we issue, that it will, on demand, make funds available to us for the timely payment of contractual claims under certain of our fixed annuity contracts. This guarantee covers the fixed portion of the contracts described in this Prospectus. The guarantee may be terminated by Manulife, on notice to us. Termination will not affect Manulife's continuing liability with respect to all fixed annuity contracts issued prior to the termination of the guarantee except if:

          - the liability to pay contractual claims under the contracts is assumed by another insurer, or

          - we are sold and the buyer's guarantee is substituted for the Manulife guarantee.

     REINSURANCE. Effective June 30, 1995, we entered into a Reinsurance Agreement with Peoples Security Life Insurance Company ("PEOPLES") pursuant to which Peoples reinsures certain amounts with respect to the fixed account portion of the contract described in this prospectus which were issued prior to January 1, 1999. Under this Reinsurance Agreement, we remain liable for the contractual obligations of the contracts' fixed account and Peoples agrees to reimburse us for certain amounts and obligations in connection with the fixed account. Peoples contractual liability runs solely to us, and no contract owner shall have any right of action against Peoples. The Manufacturers Life Insurance Company (U.S.A.)

reinsures certain amounts with respect to the fixed account portion of the contract for contracts issued after January 1, 1999 under a reinsurance agreement with substantially similar terms to the Peoples reinsurance agreement.

Fixed account investment options guarantee interest of at least 3% .


     INVESTMENT OPTIONS. Currently, there are five fixed account investment options available under the contract in states where approved by the state insurance department: one, three, five and seven year investment accounts and, a DCA fixed investment account which may be established under the DCA program to make automatic transfers to one or more variable investment options. In Florida, Maryland and Oregon only the one year fixed investment account and the DCA fixed investment account are offered; the three, five and seven year investment accounts are not available. We may offer additional fixed account investment options for any yearly period from two to ten years. Fixed investment accounts provide for the accumulation of interest on purchase payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on new amounts allocated or transferred to a fixed investment account from time-to-time, according to market conditions. In no event will the guaranteed rate of interest be less than 3%. Once an interest rate is guaranteed for a fixed investment account, it is guaranteed for the duration of the guarantee period, and we may not change it.

     Notwithstanding the foregoing, with respect to contracts issued in the State of Oregon, no purchase payments may be invested, transferred or reinvested into any fixed account investment option with a guarantee period of more than one year within 15 years of the maturity date, and no purchase payments may be invested in the one year fixed account investment option within six years of the maturity date.

     INVESTMENT ACCOUNTS. You may allocate purchase payments, or make transfers from the variable investment options, to fixed account investment options at any time prior to the maturity date. We establish a separate investment account each time you allocate or transfer amounts to fixed account investment options, except that, for amounts allocated or transferred to the same fixed account investment option on the same day, we will establish a single investment account. Amounts may not be allocated to a fixed account investment option that would extend the guarantee period beyond the maturity date.

     RENEWALS. At the end of a guarantee period, you may establish a new investment account with the same guarantee period at the then current interest rate, select a different fixed account investment option or transfer the amounts to a variable account investment option, all without the imposition of any charge. You may not select a guarantee period that would extend beyond the maturity date. In the case of renewals within one year of the maturity date, the only fixed account investment option available is to have interest accrued up to the maturity date at the then current interest rate for one year guarantee periods.

     If you do not specify the renewal option desired, we will select the same guarantee period as has just expired, so long as such period does not extend beyond the maturity date. In the event a renewal would extend beyond the maturity date, we will select the longest period that will not extend beyond such date, except in the case of a renewal within one year of the maturity date in which case we will credit interest up to the maturity date at the then current interest rate for one year guarantee periods.

A market value charge may apply to certain transactions.

     MARKET VALUE CHARGE. Any amount withdrawn, transferred or borrowed from an investment account prior to the end of the guarantee period may be subject to a market value charge. A market value charge is assessed only when current interest rates are higher than the guaranteed interest rate on the account. The purpose of the charge is to compensate us for our investment losses on amounts withdrawn, transferred or borrowed prior to the maturity date. The formula for calculating this charge is set forth below. A market value charge will be calculated separately for each investment account affected by a transaction to which a market value charge may apply. The market value charge for an investment account will be calculated by multiplying the amount withdrawn or transferred from the investment account by the adjustment factor described below. In the case of group contracts, we reserve the right to modify the market value charge as to any certificates issued after the effective date of a change specified in written notice to the group holder.




          The adjustment factor is determined by the following formula:
          0.75x(B-A)xC/12 where:

          A-   The guaranteed interest rate on the investment account.

          B- The guaranteed interest rate available, on the date the request is processed, for amounts allocated to a new investment account with the same length of guarantee period as the investment account from which the amounts are being withdrawn.

          C- The number of complete months remaining to the end of the guarantee period.

For purposes of applying this calculation, the maximum difference between "B" and "A" will be 3%. The adjustment factor may never be less than zero.

         The total market value charge will be the sum of the market value charges for each investment account being withdrawn. Where the guaranteed rate available on the date of the request is less than the rate guaranteed on the investment account from which the amounts are being withdrawn (B-A in the adjustment factor is negative), there is no market value charge. There is only a market value charge when interest rates have increased (B-A in the adjustment factor is positive).

         We make no market value charge on withdrawals from the fixed account investment options in the following situations:

          -    death of the owner;

          -    amounts withdrawn to pay fees or charges;

          - amounts applied at the maturity date to purchase an annuity at the guaranteed rates provided in the contract;

          - amounts withdrawn from investment accounts within one month prior to the end of the guarantee period;

          -    amounts withdrawn from a one-year fixed investment account; and

          -    amounts withdrawn in any contract year that do not exceed 10% of
               (i) total purchase payments less (ii) any prior partial withdrawals in that contract year.

Notwithstanding application of the foregoing formula, in no event will the market value charge

          - be greater than the amount by which the earnings attributable to the amount withdrawn or transferred from an investment account exceed an annual rate of 3%,

          - together with any withdrawal charges for an investment account be greater than 10% of the amount transferred or withdrawn, or

          - reduce the amount payable on withdrawal or transfer below the amount required under the non-forfeiture laws of the state with jurisdiction over the contract.

The cumulative effect of the market value and withdrawal charges could result in a contract owner receiving total withdrawal proceeds of less than the contract owner's investment in the contract. See Appendix F for information on the market value charge applicable to Ven 7 and Ven 8 contracts.

Withdrawals and some transfers from fixed account investment options are permitted during the accumulation period.

         TRANSFERS. During the accumulation period, you may transfer amounts among your fixed account investment options and from your fixed account investment options to the variable account investment options; provided that no transfer from a fixed account investment option may be made unless the amount to be transferred has been held in such account for at least one year, except for transfers made pursuant to the DCA program. Any transfer other than one made at the end of a guarantee period may be subject to a market value charge. Where there are multiple investment accounts within a fixed account investment option, amounts must be transferred from the fixed account investment option on a first-in-first-out basis.

         WITHDRAWALS. You may make total and partial withdrawals of amounts held in the fixed account investment options at any time during the accumulation period. Withdrawals from the fixed account investment options will be made in the same manner and be subject to the same limitations as set forth under "WITHDRAWALS" plus the following provisions also apply to withdrawals from the fixed account investment options:

          - We reserve the right to defer payment of amounts withdrawn from the fixed account investment options for up to six months from the date we receive the written withdrawal request. If a withdrawal is deferred for more than 30 days pursuant to this right, we will pay interest on the amount deferred at a rate not less than 3% per year (or a higher rate if required by applicable law). See Appendix F for information on the interest rate applicable to Ven 7 and Ven 8 contracts.

          - If there are multiple investment accounts under the fixed account investment options, amounts must be withdrawn from those accounts on a first-in-first-out basis.

          - The market value charge described above may apply to withdrawals from any investment option except for a one year investment option. In the event a market value charge applies to a withdrawal from a fixed investment account, it will be calculated with respect to the full amount in the investment account and deducted from the amount payable in the case of a total withdrawal. In the case of a partial withdrawal, the market value charge will be calculated on the amount requested and deducted, if applicable, from the remaining investment account value.

         If you request a partial withdrawal in excess of your amount in the variable account investment options and do not specify the fixed account investment options from which the withdrawal is to be made, such withdrawal will be made from your investment options beginning with the shortest guarantee period. Within such sequence, where there are multiple investment accounts within a fixed account investment option, withdrawals will be made on a first-in-first-out basis.

         Withdrawals from the contract may be subject to income tax and a 10% IRS penalty tax. Withdrawals are permitted from contracts or certificates issued in connection with Section 403(b) qualified plans only under limited circumstances (see "FEDERAL TAX MATTERS" below).

         LOANS. We offer a loan privilege only to owners of contracts issued in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA. If you own such a contract, you may borrow from us, using your contract as the only security for the loan, in the same manner and subject to the same limitations as described under "LOANS" above. The market value charge described above may apply to amounts transferred from the fixed investment accounts to the loan account in connection with such loans and, if applicable, will be deducted from the amount so transferred.

         FIXED ANNUITY OPTIONS. Subject to the distribution of death benefits provisions (see "DEATH BENEFIT DURING ACCUMULATION PERIOD" above), on death, withdrawal or the maturity date of the contract, the proceeds may be applied to a fixed annuity option (see "ANNUITY OPTIONS" above).

The amount of each fixed annuity payment is determined by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the fixed annuity to the appropriate table in the contract. If the table we are then using is more favorable to you, we will substitute that table. We guarantee the dollar amount of fixed annuity payments.

GUARANTEED RETIREMENT INCOME PROGRAM

         The Guaranteed Retirement Income Program (the "INCOME BENEFIT") guarantees a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. The Income Benefit is based on the aggregate net purchase payments applied to the contract, accumulated at interest, minus an adjustment for any partial withdrawals. The amount of the monthly annuity payment provided by the Income Benefit is determined by applying the Income Base, described below, to the annuity purchase rates set forth in the Income Benefit Rider. Because the fixed annuity options provided for in the contract are based on the contract value at the time of annuitization, the amount of the monthly payments under such options may exceed the monthly payments provided by the Income Benefit Rider. If the Income Benefit is exercised and the annuity payment available under the contract is greater than the monthly payment provided by the Income Benefit Rider, we will pay the monthly annuity payment available under the contract. The Income Benefit is available for contracts issued on or after May 1, 1998. The Income Benefit is not available in all states and is not available for Ven 7, Ven 8, Ven 3 or Ven 1 contracts.

         Income Base.  The Income Base is equal to (a) less (b), where

(a) is the sum of all payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the contract, and

(b) is the sum of Income Base reductions on a pro rata basis in connection with partial withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

The growth factor is 6% per annum for annuitant issue ages up to age 75, and 4% per annum for annuitant issue ages 76 or older. The growth factor is reduced to 0% once the annuitant has attained age 85. Income Base reduction on a pro rata basis is equal to the Income Base immediately prior to a partial withdrawal multiplied by the percentage reduction in contract value resulting from a partial withdrawal.

         If the Income Benefit is added to the contract after the contract date, the Income Base on the date the rider is issued (the "RIDER DATE") is the contract value on the Rider Date. For purposes of subsequent calculation of the Income Base, the contract value on the Rider Date will be treated as a purchase payment made on the Rider Date. In addition, all purchase payments made and all amounts deducted in connection with partial withdrawals prior to the Rider Date will not be considered in determining the Income Base.

         The Income Base is also reduced for any withdrawal charge remaining on the date the Income Benefit is exercised. We reserve the right to reduce the Income Base by any premium taxes that may apply.

         The Income Base is used solely for purposes of calculating the Income Benefit and does not provide a contract value or guarantee performance of any investment option.

         Step-Up of Income Base. Within 30 days immediately following any contract anniversary, you may elect to step-up the Income Base to the contract value on that contract anniversary by sending us a written request. If you elect to step-up the Income Base, the earliest date that you may exercise the Income Benefit is extended to the seventh contract anniversary following the most recent date the Income Base was stepped-up to contract value (the "Step-Up Date").

     Following a step-up of the Income Base, the Income Base as of the Step-Up Date is equal to the contract value on the Step-Up Date. For purposes of subsequent calculation of the Income Base, the contract value on the Step-Up Date will be treated as a purchase payment made on that date. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the Step-Up Date will not be considered in determining the Income Base.

     Conditions of Exercise of the Income Benefit. The Income Benefit may be exercised subject to the following conditions:

     1. The Income Benefit must be exercised within 30 days immediately following an Election Date. An Election Date is the seventh or later contract anniversary following the date the income benefit is elected or, in the case of a step-up of the Income Base, the seventh or later contract anniversary following the Step-Up Date.

     2. The Income Benefit must be exercised by the later of (i) the contract anniversary immediately prior to the annuitant's 85th birthday or (ii) the tenth contract anniversary.

     Monthly Income Factors. The Income Benefit may be used to purchase a guaranteed lifetime income under the following annuity options: (1) Life Annuity with a 10-Year Period Certain or (2) Joint and Survivor Life Annuity with a 20-Year Period Certain.

     Option 1: Life Annuity with a 10-Year Period certain. An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the annuitant. Since payments are guaranteed for 10 years, annuity payments will be made to the end of such period if the annuitant dies prior to the end of the tenth year.

     Option 2: Joint and Survivor Life Annuity with a 20-Year Period Certain. An annuity with payments guaranteed for 20 years and continuing thereafter during the lifetime of the annuitant and a designated co-annuitant. Since payments are guaranteed for 20 years, annuity payments will be made to the end of such period if both the annuitant and the co-annuitant die prior to the end of the twentieth year.

     The monthly income factors depend upon the annuitant's (and co-annuitant's, if any) sex and age (nearest birthday) and the annuity option selected. The factors are based on the 1983 Table A projected at Scale G, and reflect an assumed interest rate of 3% per year. The annuitant may only be changed to an individual that is the same age or younger than the current annuitant. Unisex rates are used when determining the monthly income factor for employer-sponsored qualified contracts.

     Illustrated below are Income Benefit amounts per $100,000 of initial payments, for a male annuitant and a female co-annuitant both age 60 (at issue), on contract anniversaries as indicated below, assuming no subsequent payments or withdrawals and assuming there was no step-up of the Income Base. We will, upon request, provide illustrations of the Income Benefit for an annuitant based on other assumptions.

                                    Income Benefit-Annual Income Life     Income Benefit-Annual Income
      Contract Anniversary         Annuity with 10 Year Period Certain    Joint & Survivor Life Annuity
           at Election                                                     with 20 Year Period Certain
----------------------------------------------------------------------------------------------------------
                7                                $ 9,797                             $ 7,830
               10                                $12,593                             $ 9,842
               15                                $19,124                             $14,293

     Income Rider Fee. The risk assumed by us associated with the Income Benefit is that the annuity benefits payable under the Income Benefit are greater than the annuity benefits that would have been payable had the owner selected another annuity benefit permitted by the contract (see "ANNUITY PROVISIONS"). To compensate us for this risk, we charge an annual Income Rider Fee (the "Rider Fee"). On or before Maturity Date, the Rider Fee is deducted on each contract anniversary. The amount of the Rider Fee is equal to .25% multiplied by the Income Base in effect on that contract anniversary. The fee is withdrawn from each investment option in the same proportion that the value of the investment account of each investment option bears to the contract value.

     In the case of full withdrawal of contract value on any date other than the contract anniversary, we will deduct the Rider Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Rider Fee is equal to .25% multiplied by the Income Base immediately prior to withdrawal. The Rider Fee will not be deducted during the annuity period. For purposes of determining the Rider Fee, annuity payment commencement shall be treated as a full withdrawal.

     THE INCOME BENEFIT DOES NOT PROVIDE CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION. BECAUSE THIS BENEFIT IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT IT GUARANTEES MAY OFTEN BE LESS THAN THE LEVEL THAT WOULD BE PROVIDED BY APPLICATION OF CONTRACT VALUE AT CURRENT ANNUITY FACTORS. THEREFORE, THE INCOME BENEFIT SHOULD BE REGARDED AS A SAFETY NET. AS DESCRIBED ABOVE UNDER "INCOME BENEFIT," WITHDRAWALS WILL REDUCE THE INCOME BENEFIT.

                             CHARGES AND DEDUCTIONS

     Charges and deductions under the contracts are assessed against purchase payments, contract values or annuity payments. Currently, there are no deductions made from purchase payments, except for premium taxes in certain states. In addition, there are deductions from and expenses paid out of the assets of the Trust portfolios that are described in the accompanying Prospectus of the Trust.

WITHDRAWAL CHARGES

     For information on Withdrawal Charges for Ven 7 and Ven 8 contracts see Appendix F and for Ven 3 and Ven 1 contracts see Appendix G.

     If you make a withdrawal from your contract during the accumulation period, a withdrawal charge (contingent deferred sales charge) may be assessed against amounts withdrawn attributable to purchase payments that have been in the contract less than seven complete contract years. There is never a withdrawal charge with respect to earnings accumulated in the contract, certain other free withdrawal amounts described below or purchase payments that have been in the contract more than seven complete contract years. In no event may the total withdrawal charges exceed 6% of the amount invested. The amount of the withdrawal charge and when it is assessed is discussed below.

         Each withdrawal from the contract is allocated first to the "free withdrawal amount" and second to "UNLIQUIDATED PURCHASE PAYMENTS". In any contract year, the free withdrawal amount for that year is the greater of

     - 10% of total purchase payments (less all prior partial withdrawals in that contract year), and

     - the accumulated earnings of the contract (i.e., the excess of the contract value on the date of withdrawal over the unliquidated purchase payments).

     Withdrawals allocated to the free withdrawal amount may be withdrawn without the imposition of a withdrawal charge. The free withdrawal amount will be applied to a requested withdrawal, first, to withdrawals from variable account investment options and then to withdrawals from fixed account investment options beginning with those with the shortest guarantee period first and the longest guarantee period last.

     If the amount of a withdrawal exceeds the free withdrawal amount, the excess will be allocated to purchase payments which will be liquidated on a first-in first-out basis. On any withdrawal request, we will liquidate purchase payments equal to the amount of the withdrawal request which exceeds the free withdrawal amount in the order such purchase payments were made: the oldest unliquidated purchase payment first, the next purchase payment second, etc. until all purchase payments have been liquidated.

         Each purchase payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the purchase payment has been in the contract. The amount of the withdrawal charge is calculated by multiplying the amount of the purchase payment being liquidated by the applicable withdrawal charge percentage obtained from the table below.

        NUMBER OF COMPLETE YEARS                           WITHDRAWAL CHARGE
     PURCHASE PAYMENT IN CONTRACT                                PERCENTAGE
     ---------------------------------------------------------------------------
                     0                                              6%
                     1                                              6%
                     2                                              5%
                     3                                              5%
                     4                                              4%
                     5                                              3%
                     6                                              2%
                     7+                                             0%

         The total withdrawal charge will be the sum of the withdrawal charges for the purchase payments being liquidated.

         The withdrawal charge is deducted from the contract value remaining after the contract owner is paid the amount requested, except in the case of a complete withdrawal when it is deducted from the amount otherwise payable. In the case of a partial withdrawal, the amount requested from an investment account may not exceed the value of that investment account less any applicable withdrawal charge.

         There is generally no withdrawal charge on distributions made as a result of the death of the contract owner or, if applicable, the annuitant, and no withdrawal charges are imposed on the maturity date if the contract owner annuitizes as provided in the contract.

         The amount collected from the withdrawal charge will be used to reimburse us for the compensation paid to cover selling concessions to broker-dealers, preparation of sales literature and other expenses related to sales activity.

         For examples of calculation of the withdrawal charge, see Appendix C. Withdrawals from the fixed account investment options may be subject to a market value charge in addition to the withdrawal charge described above. In the case of group annuity contracts, we reserve the right to modify the withdrawal charge as to certificates issued after the effective date of a change specified in written notice to the group holder.

REDUCTION OR ELIMINATION OF WITHDRAWAL CHARGE

         The amount of the withdrawal charge on a contract may be reduced or eliminated when sales of the contracts are made to individuals or to a group of individuals in such a manner that results in savings of sales expenses. We will determine entitlement to such a reduction in the withdrawal charge in the following manner:

- The size and type of group to which sales are to be made will be considered. Generally, sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of contracts with fewer sales contacts.

- The total amount of purchase payments to be received will be considered. Per-dollar sales expenses are likely to be less on larger purchase payments than on smaller ones.

- Any prior or existing relationship with us will be considered. Per-contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the contract with fewer sales contacts.

- The level of commissions paid to selling broker-dealers will be considered. Certain broker-dealers may offer the contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the contracts, thereby reducing our sales expenses.

- There may be other circumstances of which we are not presently aware, which could result in reduced sales expenses.

         If, after consideration of the foregoing factors, we determine that there will be a reduction in sales expenses, we will provide a reduction in the withdrawal charge. The withdrawal charge will be eliminated when a contract is issued to officers, directors or employees (or a relative thereof), of us or of Manulife, the Trust or any of their affiliates. In no event will reduction or elimination of the withdrawal charge be permitted where that reduction or elimination will be unfairly discriminatory to any person. For further information, contact your registered representative.

ADMINISTRATION FEES

         For information on the Administration Fee applicable to Ven 7 and Ven 8 contracts see Appendix F and to Ven 3 and Ven 1 contracts see Appendix G.

  We deduct asset-based charges totaling 1.40% on an annual basis for administration and mortality and expense risks.

         Except as noted below, we will deduct each year an annual administration fee of $30 as partial compensation for the cost of providing all administrative services attributable to the contracts and the operations of the Variable Account and us in connection with the contracts. However, if prior to the maturity date the contract value is equal to or greater than $100,000 at the time of the fee's assessment, the fee will be waived. During the accumulation period, this administration fee is deducted on the last day of each contract year. It is withdrawn from each investment option in the same proportion that the value of such investment option bears to the contract value. If the entire contract is withdrawn on other than the last day of any contract year, the $30 administration fee will be deducted from the amount paid. During the pay-out period, the fee is deducted on a pro-rata basis from each annuity payment.

         A daily charge in an amount equal to 0.15% of the value of each variable investment account on an annual basis is also deducted from each sub-account to reimburse us for administrative expenses. This asset based administrative charge will not be deducted from the fixed account investment options. The charge will be reflected in the contract value as a proportionate reduction in the value of each variable investment account. Even though administrative expenses may increase, we guarantee that it will not increase the amount of the administration fees.

REDUCTION OR ELIMINATION OF ANNUAL ADMINISTRATION FEE

     The amount of the annual administration fee on a contract may be reduced or eliminated when sales of the contracts are made to individuals or to a group of individuals in such a manner that results in savings of administration expenses. The entitlement to such a reduction or elimination of the administration charges will be determined by us in the following manner:

     1. The size and type of group to which administrative services are to be provided will be considered.

     2. The total amount of purchase payments to be received will be considered.

     3. There may be other circumstances of which we are not presently aware, which could result in reduced administrative expense.

     If, after consideration of the foregoing factors, it is determined that there will be a reduction or elimination of administration expenses, we will provide a reduction in the annual administration fee. In no event will reduction or elimination of the administration fees be permitted where such reduction or elimination will be unfairly discriminatory to any person. We may waive all or a portion of the administration fee when a contract is issued to an officer, director or employee, or relative thereof, of us, Manulife, the Trust or any of our or their affiliates.

MORTALITY AND EXPENSE RISK CHARGE

     For information on mortality and expense risk charges for Ven 1 contracts see Appendix G.

     The mortality risk we assume is the risk that annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity benefit payment rates incorporated into the contract which cannot be changed. This assures each annuitant that his or her longevity will not have an adverse effect on the amount of annuity benefit payments. We also assume mortality risks in connection with our guarantee that, if the contract owner dies during the accumulation period, we will pay a death benefit. (See "Death Benefit During Accumulation Period") The expense risk we assume is the risk that the administration charges, distribution charge, or withdrawal charge may be insufficient to cover actual expenses.

     To compensate us for assuming these risks, we deduct from each of the sub-accounts a daily charge in an amount equal to 1.25% of the value of the variable investment accounts on an annual basis. In the case of individual contracts, the rate of the mortality and expense risk charge cannot be increased. In the case of group contracts, the rate of the mortality and expense risk charge can be increased, but only as to certificates issued after the effective date of the increase and upon 60 days' prior written notice to the group holder. In the case of group contracts, we may issue contracts and certificates with a mortality or expense risk charge at rates less than those set out above, if we conclude that the mortality or expense risks of the groups involved are less than the risks it has determined for persons for whom the contracts and certificates have been generally designed. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses.

We will charge you for state premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.

TAXES

     We reserve the right to charge, or provide for, certain taxes against purchase payments, contract values or annuity payments. Such taxes may include premium taxes or other taxes levied by any government entity which we determine to have resulted from our:

     -    establishment or maintenance of the Variable Account,

     -    receipt of purchase payments,

     -    issuance of the contacts, or

     -    commencement or continuance of annuity payments under the contracts.

In addition, we will withhold taxes to the extent required by applicable law.

         Except for residents of those states which apply premium taxes upon receipt of purchase payments, premium taxes will be deducted from the contract value used to provide for fixed or variable annuity payments. For residents of those states which apply premium taxes upon receipt of purchase payments, premium taxes will be deducted upon payment of any withdrawal benefits, upon any annuitization, or payment of death benefits. The amount deducted will depend on the premium tax assessed in the applicable state. State premium taxes currently range from 0% to 3.5% depending on the jurisdiction and the tax status of the contract and are subject to change by the legislature or other authority. See Appendix D for a table of State Premium Taxes.

EXPENSES OF DISTRIBUTING CONTRACTS

         MSS, the principal underwriter for the contracts, pays compensation to selling brokers in varying amounts which under normal circumstances are not expected to exceed 6% of purchase payments plus 0.75% of the contract value per year commencing one year after each purchase payments. These expenses are not assessed against the contracts but are instead paid by MSS. See "Distribution of Contracts" for further information.


                               FEDERAL TAX MATTERS

INTRODUCTION

         The following discussion of the Federal income tax treatment of the contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The Federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

         This discussion does not address state or local tax consequences associated with the purchase of a contract. In addition, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE, OR LOCAL -- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

OUR TAX STATUS

     We are taxed as a life insurance company. Because the operations of the Variable Account are a part of, and are taxed with, our operations, the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under existing Federal income tax laws, we are not taxed on the investment income and capital gains of the Variable Account. We do not anticipate that we will be taxed on the income and gains of the Variable Account, but if we are, then we may impose a corresponding charge against the Variable Account.

Gains inside the contract are usually tax-deferred until you make a withdrawal, the annuitant starts receiving annuity benefit payments, or the beneficiary receives a death benefit payment.


TAXATION OF ANNUITIES IN GENERAL

TAX DEFERRAL DURING ACCUMULATION PERIOD

     Under existing provisions of the Code, except as described below, any increase in the contract value is generally not taxable to the contract owner or annuitant until received, either in the form of annuity payments, or in some other form of distribution. Certain requirements must be satisfied in order for this general rule to apply, including:

     - the contract must be owned by an individual (or treated as owned by an individual),

     - the investments of the Variable Account must be "adequately diversified" in accordance with IRS regulations,

     - we, rather than the contract owner, must be considered the owner of the assets of the Variable Account for federal tax purposes, and


     - the contract must provide for appropriate amortization, through annuity benefit payments, of the contract's purchase payments and earnings, e.g., the pay-out period must not begin near the end of the annuitant's life expectancy.



         NON-NATURAL OWNERS. As a general rule, deferred annuity contracts held by "non-natural persons" (such as a corporation, trust or other similar entity) are not treated as annuity contracts for Federal income tax purposes. The investment income on such contracts is taxed as ordinary income that is received or accrued by the owner of the contract during the taxable year. There are several exceptions to this general rule for non-natural contract owners. First, contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as an agent for a natural person. This special exception will not apply, however, in the case of any employer who is the nominal owner of an annuity contract under a non-qualified deferred compensation arrangement for its employees.

     Exceptions to the general rule for non-natural contract owners will also apply with respect to:


     - contracts acquired by an estate of a decedent by reason of the death of the decedent,

     -    certain qualified contracts,

     - certain contracts purchased by employers upon the termination of certain qualified plans,

     - certain contracts used in connection with structured settlement agreements, and

     - contracts purchased with a single premium when the annuity starting date (as defined in the tax law) is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

         LOSS OF INTEREST DEDUCTION WHERE CONTRACTS ARE HELD BY OR FOR THE BENEFIT OF CERTAIN NON-NATURAL PERSONS. In the case of contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, recent changes in the tax law may result in a portion of otherwise deductible interest no longer being deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the contract. However, this interest deduction disallowance does not affect a contract if the income on the contract is treated as ordinary income that is received or accrued by the owner during the taxable year. Entities that are considering purchasing the contract, or entities that will be beneficiaries under a contract, should consult a tax advisor.

         DIVERSIFICATION REQUIREMENTS. For a contract to be treated as an annuity for Federal income tax purposes, the investments of the Variable Account must be "adequately diversified" in accordance with Treasury Department Regulations. The Secretary of the Treasury has issued regulations which prescribe standards for determining whether the investments of the Variable Account are "adequately diversified." If the Variable Account failed to comply with these diversification standards, a contract would not be treated as an annuity contract for Federal income tax purposes and the contract owner would generally be taxable currently on the excess of the contract value over the premiums paid for the contract.

         Although we do not control the investments of the Trust, we expect that the Trust will comply with such regulations so that the Variable Account will be considered "adequately diversified."

         OWNERSHIP TREATMENT. In certain circumstances, a variable annuity contract owner may be considered the owner, for Federal income tax purposes, of the assets of the insurance company separate account used to support his or her contract. In those circumstances, income and gains from such separate account assets would be includible in the contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the owner possesses "incidents of ownership" in those assets, such as the ability to exercise investment control over the assets. In addition, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

         The ownership rights under this contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of separate account assets. For example, the owner of this contract has the choice of many more investment options to which to allocate premiums and contract values, and may be able to transfer among investment options more frequently than in such rulings. THESE DIFFERENCES COULD RESULT IN THE CONTRACT OWNER BEING TREATED AS THE OWNER OF THE ASSETS OF THE VARIABLE ACCOUNT AND THUS SUBJECT TO CURRENT TAXATION ON THE INCOME AND GAINS FROM THOSE ASSETS. In addition, we do not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the contract as necessary to attempt to prevent contract owners from being considered the owners of the assets of the Variable Account.

         DELAYED PAY-OUT PERIODS. If the contract's pay-out period commences (or is scheduled to commence) at a time when the annuitant has reached an advanced age, (e.g., past age 85), it is possible that the contract would not be treated as an annuity for Federal income tax purposes. In that event, the income and gains under the contract could be currently includible in the owner's income.

         The remainder of this discussion assumes that the contract will be treated as an annuity contract for Federal income tax purposes and that we will be treated as the owner of the Variable Account assets.

TAXATION OF PARTIAL AND FULL WITHDRAWALS

         In the case of a partial withdrawal, amounts received are includible in income to the extent the contract value before the withdrawal exceeds the "INVESTMENT IN THE CONTRACT." In the case of a full withdrawal, amounts received are includible in income to the extent they exceed the "investment in the contract." For these purposes the investment in the contract at any time equals the total of the purchase payments made under the contract to that time (to the extent such payments were neither deductible when made nor excludible from income as, for example, in the case of certain employer contributions to qualified contracts) less any amounts previously received from the contract which were not included in income.

         Other than in the case of certain qualified contracts, any amount received as a loan under a contract, and any assignment or pledge (or agreement to assign or pledge) any portion of the contract value, is treated as a withdrawal of such amount or portion. (Loans, assignments and pledges are permitted only in limited circumstances under qualified contracts.) The investment in the contract is increased by the amount includible in income with respect to such assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release). If an individual transfers his or her interest in an annuity contract without adequate consideration to a person other than the owner's spouse (or to a former spouse incident to divorce), the owner will be taxed on the difference between the "contract value" and the "investment in the contract" at the time of transfer. In such a case, the transferee's investment in the contract will be increased to reflect the increase in the transferor's income.

         The contract provides a death benefit that in certain circumstances may exceed the greater of the purchase payments and the contract value. As described elsewhere in this Prospectus, we impose certain charges with respect to the death benefit. It is possible that those charges (or some portion thereof) could be treated for Federal income tax purposes as a partial withdrawal from the contract.

         There may be special income tax issues present in situations where the owner and the annuitant are not the same person and are not married to one another. A tax advisor should be consulted in those situations.

A portion of each annuity payment is usually taxable as ordinary income.


TAXATION OF ANNUITY BENEFIT PAYMENTS

         Normally, a portion of each annuity benefit payment is taxable as ordinary income. The taxable portion of an annuity benefit payment is equal to the excess of the payment over the "EXCLUSION AMOUNT." In the case of variable annuity payments, the exclusion amount is the "investment in the contract" (defined above) allocated to the variable annuity option, adjusted for any period certain or refund feature, when payments begin to be made divided by the number of payments expected to be made (determined by IRS regulations which take into account the annuitant's life expectancy and the form of annuity benefit selected). In the case of fixed annuity payments, the exclusion amount is the amount determined by multiplying the payment by the ratio of (a) to (b), where:

     (a) is the investment in the contract allocated to the fixed annuity option (adjusted for any period certain or refund feature) and

     (b) is the total expected value of fixed annuity payments for the term of the contract (determined under IRS regulations).

A simplified method of determining the taxable portion of annuity payments applies to contracts issued in connection with certain qualified plans other than IRAs.

         Once the total amount of the investment in the contract is excluded using these ratios, annuity payments will be fully taxable. If annuity payments cease because of the death of the annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction to the annuitant in his or her last taxable year.

TAXATION OF DEATH BENEFIT PROCEEDS

         Amounts may be distributed from a contract because of the death of an owner or the annuitant. During the accumulation period, death benefit proceeds are includible in income as follows:

     - if distributed in a lump sum, they are taxed in the same manner as a full withdrawal, as described above, or

     - if distributed under an annuity option, they are taxed in the same manner as annuity payments, as described above.

During the pay-out period, where a guaranteed period exists under an annuity option and the annuitant dies before the end of that period, payments made to the beneficiary for the remainder of that period are includible in income as follows:

     - if received in a lump sum, they are includible in income to the extent that they exceed the unrecovered investment in the contract at that time, or

     - if distributed in accordance with the existing annuity option selected, they are fully excludable from income until the remaining investment in the contract is deemed to be recovered, and all annuity payments thereafter are fully includible in income.

Withdrawals prior to age 59-1/2 may incur a 10% IRS penalty tax.

PENALTY TAX ON PREMATURE DISTRIBUTIONS

     There is a 10% IRS penalty tax on the taxable amount of any payment from a non-qualified contract. Exceptions to this penalty tax include distributions:

     -    received on or after the contract owner reaches age 59-1/2;

     - attributable to the contract owner becoming disabled (as defined in the tax law);

     - made to a beneficiary on or after the death of the contract owner or, if the contract owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law);

     - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the owner or for the joint lives (or joint life expectancies) of the owner and designated beneficiary (as defined in the tax law);

     - made under an annuity contract purchased with a single premium when the annuity starting date (as defined in the tax law) is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period; or

     - made with respect to certain annuities issued in connection with structured settlement agreements.

A similar penalty tax, applicable to distributions from certain qualified contracts, is discussed below.

AGGREGATION OF CONTRACTS

         In certain circumstances, the amount of an annuity payment or a withdrawal from a contract that is includible in income may be determined by combining some or all of the non-qualified contracts owned by an individual. For example, if a person purchases a contract offered by this Prospectus and also purchases at approximately the same time an immediate annuity, the IRS may treat the two contracts as one contract. In addition, if a person purchases two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract. The effects of such aggregation are not clear; however, it could affect the amount of a withdrawal or an annuity payment that is taxable and the amount which might be subject to the penalty tax described above.

Special tax provisions apply to qualified plans. Consult your tax advisor prior to using the contract with a qualified plan.


QUALIFIED RETIREMENT PLANS

         The contracts are also designed for use in connection with certain types of retirement plans which receive favorable treatment under the Code ("QUALIFIED PLANS"). Numerous special tax rules apply to the participants in qualified plans and to the contracts used in connection with qualified plans. Therefore, no attempt is made in this Prospectus to provide more than general information about use of the contract with the various types of qualified plans. Brief descriptions of various types of qualified plans in connection with which we may issue a contract are contained in Appendix L to this Prospectus. Appendix L also discusses certain potential tax consequences associated with the use of the contract with certain qualified plans which should be considered by a purchaser. Persons intending to use the contract in connection with a qualified plan should consult a tax advisor.

         The tax rules applicable to qualified plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity payments under certain qualified contracts, there may be no "investment in the contract" and the total amount received may be taxable. Also, loans from qualified contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loan must be repaid. (You should always consult your tax advisor and retirement plan fiduciary prior to exercising your loan privileges.) Both the amount of the contribution that may be made, and the tax deduction or exclusion that you may claim for that contribution, are limited under qualified plans.

         If this contract is used in connection with a qualified plan, the owner and annuitant must be the same individual. If a co-annuitant is named, all distributions made while the annuitant is alive must be made to the annuitant. Also, if a co-annuitant is named who is not the annuitant's spouse, the annuity options which are available may be limited, depending on the difference in ages between the annuitant and co-annuitant. Furthermore, the length of any guarantee period may be limited in some circumstances. Additionally, for contracts issued in connection with qualified plans subject to the Employee Retirement Income Security Act, the spouse or ex-spouse of the owner will have rights in the contract. In such a case, the owner may need the consent of the spouse or ex-spouse to change annuity options or make a withdrawal from the contract.

         In addition, special rules apply to the time at which distributions must commence and the form in which the distributions must be paid. For example, failure to comply with minimum distribution requirements applicable to qualified plans will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) must generally commence by April 1 of the calendar year following the calendar year in which the owner attains age 70-1/2. In the case of certain other qualified plans, distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires.

         There is also a 10% IRS penalty tax on the taxable amount of any payment from certain qualified contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a "SIMPLE retirement account" during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement (as defined in the tax law) maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of qualified plan. In the case of an "Individual Retirement Annuity" or an "IRA," including a "SIMPLE IRA," exceptions provide that the penalty tax does not apply to a payment:

     -    received on or after the contract owner reaches age 59-1/2,

     - received on or after the owner's death or because of the owner's disability (as defined in the tax law), or

     - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the owner or for the joint lives (or joint life expectancies) of the owner and designated beneficiary (as defined in the tax law).

These exceptions, as well as certain others not described herein, generally apply to taxable distributions from other qualified plans (although, in the case of plans qualified under Sections 401 and 403, the exception for substantially equal periodic payments applies only if the owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs taken after December 31, 1997 which are used for qualified first time home purchases or for higher education expenses. Special conditions must be met to quality for these two exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your tax advisor.

         When issued in connection with a qualified plan, a contract will be amended as generally necessary to conform to the requirements of the plan. However, the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, we will not be bound by terms and conditions of qualified plans to the extent those terms and conditions contradict the contract, unless we consent.

DIRECT ROLLOVERS

         If the contract is used in connection with a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code, any "ELIGIBLE ROLLOVER DISTRIBUTION" from the contract will be subject to "direct rollover" and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from such qualified plans, excluding certain amounts such as (i) minimum distributions required under Section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) hardship distributions as defined in the tax law.

         Under these requirements, Federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the contract, discussed below, the owner cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, the person entitled to the distribution elects to have it directly transferred to certain qualified plans. Prior to receiving an eligible rollover distribution, a notice will be provided explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.

We may be required to withhold amounts from some payments for Federal income tax payments.

FEDERAL INCOME TAX WITHHOLDING

         We will withhold and remit to the U.S. Government a part of the taxable portion of each distribution made under a contract unless the person receiving the distribution notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates applicable to the taxable portion of periodic annuity payments are the same as the withholding rates generally applicable to payments of wages. In addition, the withholding rate applicable to the taxable portion of non-periodic payments (including withdrawals prior to the maturity date and rollovers from non-Roth IRAs to Roth
IRAs) is 10%. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.

                                 GENERAL MATTERS

We may advertise our investment performance.


PERFORMANCE DATA

         Each of the sub-accounts may quote total return figures in its advertising and sales materials. PAST PERFORMANCE FIGURES ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE OF ANY SUB-ACCOUNT. The sub-accounts may advertise both "standardized" and "non-standardized" total return figures. Standardized figures will include average annual total return figures for one, five and ten years, or from the inception date of the relevant sub-account of the Variable Account (if that period since inception is shorter than one of those periods). Non-standardized total return figures also may be quoted, including figures that do not assume redemption at the end of the time period. Non-standardized figures may also include total return numbers from the inception date of the portfolio or ten years, whichever period is shorter. Where the period since inception is less than one year, the total return quoted will be the aggregate return for the period.

         Average annual total return is the average annual compounded rate of return that equates a purchase payment to the market value of that purchase payment on the last day of the period for which the return is calculated. The aggregate total return is the percentage change (not annualized) that equates a purchase payment to the market value of such purchase payment on the last day of the period for which the return is calculated. For purposes of the calculations it is assumed that an initial payment of $1,000 is made on the first day of the period for which the return is calculated. For total return figures quoted for periods prior to the commencement of the offering of the contract, standardized performance data will be the historical performance of the Trust portfolio from the date the applicable sub-account of the Variable Account first became available for investment under other contracts that we offer, adjusted to reflect current contract charges. In the case of non-standardized performance, performance figures will be the historical performance of the Trust portfolio from the inception date of the portfolio (or in the case of the Trust portfolios created in connection with the merger of Manulife Series Fund, Inc. into the Trust, the inception date of the applicable predecessor Manulife Series Fund, Inc. portfolio), adjusted to reflect current contract charges.

ASSET ALLOCATION AND TIMING SERVICES

         We are aware that certain third parties are offering asset allocation and timing services in connection with the contracts. In certain cases we have agreed to honor transfer instructions from such asset allocation and timing services where we have received powers of attorney, in a form acceptable to us, from the contract owners participating in the service. WE DO NOT ENDORSE, APPROVE OR RECOMMEND SUCH SERVICES IN ANY WAY AND YOU SHOULD BE AWARE THAT FEES PAID FOR SUCH SERVICES ARE SEPARATE AND IN ADDITION TO FEES PAID UNDER THE CONTRACTS.

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

         Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw their interest in a variable annuity contract issued under the ORP only upon:

     - termination of employment in the Texas public institutions of higher education,

     -    retirement,

     -    death, or

     -    the participant's attainment of age 70-1/2.

Accordingly, before any amounts may be distributed from the contract, proof must be furnished to us that one of these four events has occurred. The foregoing restrictions on withdrawal do not apply in the event a participant in the ORP transfers the contract value to another contract or another qualified custodian during the period of participation in the ORP. Loans are not available under contracts subject to the ORP.

We pay broker-dealers to sell the contracts.

DISTRIBUTION OF CONTRACTS

         MSS, a Delaware limited liability company that we control, is the principal underwriter of the contracts. MSS also is the investment adviser to the Trust. MSS is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and a member of the National Association of Securities Dealers, Inc. (the "NASD") and is located at 73 Tremont Street, Boston, Massachusetts 02108. MSS has entered into a non-exclusive promotional agent agreement with Wood Logan Associates, Inc. ("WOOD LOGAN"). Wood Logan is a broker-dealer registered under the 1934 Act and a member of the NASD. Wood Logan is a wholly owned subsidiary of a holding company that is 62.5% owned by The Manufacturers Life Insurance Company (U.S.A.), 22.5% owned by MRL Holding, LLC and approximately 15% owned by the principals of Wood Logan. Sales of the contracts will be made by registered representatives of broker-dealers authorized by MSS to sell the contracts. Those registered representatives will also be our licensed insurance agents. Under the promotional agent agreement, Wood Logan will recruit and provide sales training and licensing assistance to those registered representatives. In addition, Wood Logan will prepare sales and promotional materials for our approval. MSS will pay distribution compensation to selling broker-dealers in varying amounts which under normal circumstances are not expected to exceed 6.5% of purchase payments plus 0.75% of the contract value per year commencing one year after each purchase payment. MSS may from time to time pay additional compensation pursuant to promotional contests. Additionally, in some circumstances, MSS will provide reimbursement of certain sales and marketing expenses. MSS will pay the promotional agent for providing marketing support for the distribution of the contracts.

CONTRACT OWNER INQUIRIES

         Your inquiries should be directed to our Annuity Service Office mailing address at P.O. Box 9230, Boston, Massachusetts 02205-9230.

CONFIRMATION STATEMENTS

         You will be sent confirmation statements for certain transactions in your account. You should carefully review these statements to verify their accuracy. Any mistakes should immediately be reported to our Annuity Service Office. If you fail to notify our Annuity Service Office of any mistake within 60 days of the mailing of the confirmation statement, you will be deemed to have ratified the transaction.

LEGAL PROCEEDINGS

         There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither we nor MSS are involved in any litigation that is of material importance to either, or that relates to the Variable Account.

YEAR 2000 ISSUES

         We make extensive use of information systems in the operations of our various businesses, including for the exchange of financial data and other information with customers, suppliers and other counterparties. We also use software and information systems provided by third parties in our accounting, business and investment systems.

         The Year 2000 risk, as it is commonly known, is the result of computer programs being written using two digits, rather than four, to define the applicable year. Any of our computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the Year 2000. This could result in systems failures or miscalculations causing disruptions of operations, including among other things, a temporary inability to process transactions, send premium billing notices, make claims payments or engage in other normal business activities.

         The systems used by us have been assessed as part of a comprehensive written plan conducted by The Manufacturers Life Insurance Company (collectively with its subsidiaries "MANULIFE"), to ensure that computer systems and processes of Manulife and its subsidiaries and affiliates, including us, will continue to perform through the end of this century and in the next.

         In 1996, in order to make Manulife's systems Year 2000 compliant, a program was instituted to modify or replace both Manulife's information technology systems ("IT SYSTEMS") and embedded technology systems ("NON-IT SYSTEMS"). The phases of this program include (i) an inventory and assessment of all systems to determine which are critical, (ii) planning and designing the required modifications and replacements, (iii) making these modifications and replacements, (iv) testing modified or replaced systems, (v) redeploying modified or replaced systems and (vi) final management review and certification. For most IT and non-IT systems identified as critical, certification has been completed for us. Of those systems classified as critical, management believes that over 99% were Year 2000 compliant at the end of 1998. Management continues to focus attention on the remaining 1% of critical systems. Those that affect us are expected to be compliant by the end of the second quarter in 1999. Management believes that our non-critical systems will be Year 2000 compliant by the end of the second quarter 1999.

         In addition to efforts directed at Manulife's own systems, Manulife is presently consulting vendors, customers, and other third parties with which it deals in an effort to ensure that no material aspect of Manulife's operations will be hindered by Year 2000 problems of these third parties. This process includes providing third parties with questionnaires regarding the state of their Year 2000 readiness and, where possible or where appropriate, conducting further due diligence activities.

         Manulife recognizes the importance of preparing for the change to the Year 2000 and, in January 1999, commenced preparation of contingency plans, in the event that Manulife's Year 2000 program has not fully resolved its Year 2000 issues. The Year 2000 Project Management Office for Manulife's U.S. Division is coordinating the preparation of the Year 2000 contingency plan on behalf of U.S. Division affiliates and subsidiaries. Contingency planning is targeted for completion by mid-1999.

         Management currently believes that, with modifications to existing software and conversions to new software, the Year 2000 risk will not pose significant operational problems for Manulife's computer systems. As part of the Year 2000 program, critical systems were "time-shift" tested in the Year 2000 and beyond to confirm that they will continue to function properly before, during and after the change to the Year 2000. However, there can be no assurance that Manulife's Year 2000 program, including consulting third parties and its contingency planning, will avoid any material adverse effect on Manulife's operations, customer relations or financial condition. Manulife estimates the total cost of its Year 2000 program will be approximately $59 million, of which $49.5 million has been incurred through December 31, 1998; however, there can be no assurance that the actual cost incurred will not be materially higher than such estimate. Most costs will be expensed as incurred; however, those costs attributed to the purchase of new software and hardware will generally be capitalized. The total cost of the Year 2000 program is not expected to have a material effect on Manulife's net operating income.

CANCELLATION OF CONTRACT

         We may, at our option, cancel a contract at the end of any two consecutive contract years in which no purchase payments by or on behalf of you, have been made, if both:

- the total purchase payments made for the contract, less any withdrawals, are less than $2,000; and

- the contract value at the end of such two year period is less than $2,000.

         We, as a matter of administrative practice, will attempt to notify you prior to such cancellation in order to allow you to make the necessary purchase payment to keep the contract in force. The cancellation of contract provisions may vary in certain states in order to comply with the requirements of insurance laws and regulations in such states.

VOTING INTEREST


         As stated above under "The Trust", we will vote shares of the Trust portfolios held in the Variable Account at shareholder meetings according to voting instructions received from the persons having the voting interest under the contracts.


         Accumulation Period. During the accumulation period, the contract owner has the voting interest under a contract. The number of votes for each portfolio for which voting instructions may be given is determined by dividing the value of the investment account corresponding to the sub-account in which such portfolio shares are held by the net asset value per share of that portfolio.

         Pay-out Period. During the pay-out period, the annuitant has the voting interest under a contract. The number of votes as to each portfolio for which voting instructions may be given is determined by dividing the reserve for the contract allocated to the sub-account in which such portfolio shares are held by the net asset value per share of that portfolio.

         Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a contract will usually decrease after commencement of annuity payments. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting.

                                   APPENDIX A

                                  SPECIAL TERMS

         The following terms as used in this Prospectus have the indicated meanings:

         Accumulation Period - The period during which you make purchase payments to us.

         Accumulation Unit - A unit of measure that is used to calculate the value of the variable portion of the contract before the maturity date.

         Annuitant - Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the contract owner names more than one person as an "annuitant," the second person named shall be referred to as "co-annuitant." The "annuitant" and "co-annuitant" will be referred to collectively as "annuitant." The "annuitant" is as designated on the contract or certificate specification page, unless changed.

         Annuity Option - The method selected by the contract owner (or as specified in the contract if no selection is made) for annuity payments made by the Company.

         Annuity Service Office - The service office of the Company is P.O. Box 9230, Boston, Massachusetts 02205-9230.

         Annuity Unit - A unit of measure that is used after the maturity date to calculate variable annuity payments.

         Beneficiary - The person, persons or entity entitled to the death benefit under the contract upon the death of a contract owner or, in certain circumstances, an annuitant. The beneficiary is as specified in the contract or certificate specifications page, unless changed. If there is a surviving contract owner, that person will be deemed the beneficiary.

         Certificate - The document issued to each owner which summarizes the rights and benefits of the owner under the contract.

         Contingent Beneficiary - The person, persons or entity to become the beneficiary if the beneficiary is not alive. The contingent beneficiary is as specified in the application, unless changed.

         Contract Anniversary - In the case of an individual annuity contract, the anniversary of the contract date. For a group contract, the anniversary of the date of issue of a certificate under the contract.

         Contract Date - In the case of an individual annuity contract, the date of issue of the contract. In the case of a group annuity contract, the effective date of participation under the group annuity contract as designated in the certificate specifications page.

         Contract Value - The total of the investment account values and, if applicable, any amount in the loan account attributable to the contract.

         Contract Year - The period of twelve consecutive months beginning on the contract date or any anniversary thereof.

         Debt - Any amounts in the loan account attributable to the contract plus any accrued loan interest. The loan provision is applicable to certain qualified contracts only.

         Due Proof of Death - Due Proof of Death is required upon the death of the contract owner or annuitant, as applicable. One of the following must be received at the Annuity Service Office within one year of the date of death:

          (a)     A certified copy of a death certificate;
          (b) A certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
          (c)     Any other proof satisfactory to us.

Death benefits will be paid within 7 days of receipt of due proof of death and all required claim forms at the Company's Annuity Service Office.

         Fixed Annuity - An annuity option with payments which are predetermined and guaranteed as to dollar amount.

         General Account - All the assets of the Company other than assets in separate accounts.

         Group Holder - In the case of a group annuity contract, the person, persons or entity to whom the contract is issued.

         Investment Account - An account established by the Company which represents a contract owner's interest in an investment option prior to the maturity date.

         Investment Account Value - The value of a contract owner's investment in an investment account.


         Investment Options - The investment choices available to contract owners. Currently, there are thirty-eight fixed investment options under the contract.


         Loan Account - The portion of the general account that is used for collateral when a loan is taken.

         Market Value Charge - A charge that may be assessed if amounts are withdrawn or transferred from the three, five or seven year investment options prior to the end of the interest rate guarantee period.

         Maturity Date - The date on which annuity benefits commence. The maturity date is the date specified on the contract or certificate specifications page and is generally the first day of the month following the later of the annuitant's 85th birthday or the tenth contract anniversary, unless changed. See Appendix F for information on the Maturity Date for Ven 7 and Ven 8 contracts and Appendix G for information on the Maturity Date for Ven 3 and Ven 1 contracts.

         Net Purchase Payment - The purchase payment less the amount of premium tax.

         Non-Qualified Certificates - Certificates issued under non-qualified Contracts.

         Non-Qualified Contracts - Contracts which are not issued under qualified plans.

         Owner or Contract Owner - In the case of an individual contract, the person, persons (co-owner) or entity entitled to all of the ownership rights under the contract. In the case of a group annuity contract, the person, persons or entity named in a certificate and entitled to all of the ownership rights under the contract not expressly reserved to the group holder. The owner has the legal right to make all changes in contractual designations where specifically permitted by the contract. The owner is as specified in the contract or certificate specifications page, unless changed. The maximum issue age is 85.

         Pay-out Period - The pay-out period is the period when we make annuity benefit payments to you.

         Portfolio or Trust Portfolio - A separate investment portfolio of the Trust, a mutual fund in which the Variable Account invests, or of any successor mutual fund.

         Purchase Payment - An amount paid by a contract owner to the Company as consideration for the benefits provided by the contract.

         Qualified Certificates - Certificates issued under qualified contracts.

         Qualified Contracts - Contracts issued under qualified plans.

         Qualified Plans - Retirement plans which receive favorable tax treatment under Section 401, 403, 408, 408A or 457 of the Internal Revenue Code of 1986, as amended.

         Separate Account - A segregated account of the Company that is not commingled with the Company's general assets and obligations.

         Sub-Account(s) - One or more of the sub-accounts of the Variable Account. Each sub-account is invested in shares of a different portfolio.



         Valuation Date - Any date on which the New York Stock Exchange is open for business and the net asset value of a Trust portfolio is determined.

         Valuation Period - Any period from one valuation date to the next, measured from the time on each such date that the net asset value of each portfolio is determined.

         Variable Account - The Variable Account, which is a separate account of the Company.

         Variable Annuity - An annuity option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified sub-accounts.

                                   APPENDIX B

                      TABLE OF ACCUMULATION UNIT VALUES FOR
                     CONTRACTS DESCRIBED IN THIS PROSPECTUS+

                                                                             INDIVIDUAL CONTRACT       GROUP CONTRACT
                                  UNIT VALUE              UNIT VALUE          NUMBER OF UNITS         NUMBER OF UNITS
SUB-ACCOUNT                     AT START OF YEAR*       AT END OF YEAR         AT END OF YEAR          AT END OF YEAR
-----------                     -----------------       --------------         --------------          --------------
Pacific Rim Emerging Markets
  1997.....................       $12.500000             $  8.180904              461,452.138             74,344.781
  1998.....................         8.180904                7.695249              755,538.125            157,041.182
Science & Technology
  1997.....................       $12.500000              $13.647195            1,643,020.899            385,384.991
  1998.....................        13.647195               14.381705            1,766,701.306            733,336.652
International Small Cap
  1996.....................       $12.500000              $13.493094            2,508,877.311            265,493.981
  1997.....................        13.493094               13.410016            3,471,789.485            411,567.524
  1998.....................        13.410016               14.792077            3,364,323.347            445,595.774
Aggressive Growth
  1997.....................       $12.500000              $12.327066            1,855,271.120            347,682.217
  1998.....................        12.327066               12.680777            2,204,988.070            413,146.923
Emerging Small Company
  1997.....................       $12.500000              $14.574077            1,261,104.634            211,397.254
  1998.....................        14.574077               14.381705            1,766,701.306            346,289.470
Mid Cap Growth
  1996.....................       $12.500000              $13.215952            4,970,485.965            684,451.580
  1997.....................        13.215952               15.020670            7,199,403.308          1,150,785.107
  1998.....................        15.020670               19.002856            8,705,899.524          1,409,072.931
Overseas
  1995.....................       $10.000000              $10.554228            2,338,302.067            403,796.120
  1996.....................        10.554228               11.718276            6,224,551.234            783,705.750
  1997.....................        11.718276               11.545714            7,490,974.192          1,064,531.666
  1998.....................        11.545714               12.290162            7,846,958.079          1,111,741.652
International Stock
  1997.....................       $12.500000              $12.652231            1,311,720.798            204,655.753
  1998.....................        12.652231               14.337171            1,682,421.588            309,081.617
Mid Cap Blend
  1994.....................       $14.381312              $14.786831              891,587.416            156,302.930
  1995.....................        14.786831               20.821819            5,881,806.714            761,321.040
  1996.....................        20.821819               24.664354           12,141,813.159          1,637,731.552
  1997.....................        24.664354               29.002593           13,343,419.201          1,935,946.769
  1998.....................        29.002593               31.289551           13,823,427.732          2,089,408.090
Small Company Value
  1997.....................       $12.500000              $11.898363              620,681.436             59,637.804
  1998.....................        11.898363               11.178700            2,716,433.485            363,594.336
Global Equity
  1994.....................       $16.715126              $15.500933              951,915.210            171,668.821
  1995.....................        15.500933               16.459655            3,472,776.106            583,284.547
  1996.....................        16.459655               18.276450            6,625,243.867            923,612.249
  1997.....................        18.276450               21.770913            8,196,104.137          1,299,904.123
  1998.....................        21.770913               24.098970            9,225,007.542          1,410,900.881

                                                                            INDIVIDUAL CONTRACT       GROUP CONTRACT
                                 UNIT VALUE              UNIT VALUE          NUMBER OF UNITS         NUMBER OF UNITS
SUB-ACCOUNT                    AT START OF YEAR*       AT END OF YEAR         AT END OF YEAR          AT END OF YEAR
-----------                    -----------------       --------------         --------------          --------------
Growth
  1996.....................      $12.500000              $13.727312            1,629,270.725            252,538.943
  1997.....................       13.727312               16.968111            3,610,591.057            639,712.776
  1998.....................       16.968111               20.739989            4,904,765.089          1,046,714.538
Large Cap Growth
  1994.....................      $12.538660              $12.381395              202,014.859             41,051.814
  1995.....................       12.381395               14.990551              963,754.656            102,929.895
  1996.....................       14.990551               16.701647            1,725,531.634            162,245.394
  1997.....................       16.701647               19.614359            1,842,826.443            188,134.226
  1998.....................       19.614359               23.040505            2,032,060.452            207,714.978
Quantitative Equity
  1997.....................      $12.500000              $16.107191              634,340.601            215,077.482
  1998.....................       16.107191               20.068624            1,177,427.311            600,960.185
Blue Chip Growth
  1994.....................     $  8.699511             $  8.837480              427,027.154             67,651.751
  1995.....................        8.837480               11.026969            3,534,123.332            532,417.987
  1996.....................       11.026969               13.688523            7,508,607.872          1,036,815.886
  1997.....................       13.688523               17.134232           11,974,571.122          2,075,335.712
  1998.....................       17.134232               21.710674           15,628,004.547          3,273,092.167
Real Estate Securities
  1997.....................      $12.500000              $14.949140              961,596.983            145,941.281
  1998.....................       14.949140               12.317190            1,341,124.477            239,992.320
Value
  1997.....................      $12.500000              $15.057118            2,974,221.078            477,917.950
  1998.....................       15.057118               14.591878            4,657,068.062            850,683.716
Growth & Income
  1994.....................      $13.239339              $13.076664              675,761.489            147,028.139
  1995.....................       13.076664               16.660889            4,936,977.686            916,107.230
  1996.....................       16.660889               20.178770           11,948,147.164          2,035,385.742
  1997.....................       20.178770               26.431239           17,029,624.733          3,295,978.088
  1998.....................       26.431239               32.976967           21,547,089.791          4,330,884.038
Equity-Income
  1994.....................      $11.375744              $11.107620              747,374.695            147,434.130
  1995.....................       11.107620               13.548849            4,453,647.654            816,934.091
  1996.....................       13.548849               16.011513           12,141,813.159          1,486,734.204
  1997.....................       16.011513               20.479412           13,420,571.870          2,237,941.970
  1998.....................       20.479412               22.054902           15,001,075.906          2,680,312.794
Income & Value
  1994.....................      $12.522239              $12.396295              462,460.272             98,925.767
  1995.....................       12.396295               14.752561            2,139,216.556            312,206.344
  1996.....................       14.752561               15.995076            3,599,312.544            518,913.471
  1997.....................       15.995076               18.276161            3,631,403.547            675,599.424
  1998.....................       18.276161               20.742457            3,813,045.822            696,068.359
Balanced
  1997.....................      $12.500000              $14.609853              761,001.508            102,157.738
  1998.....................       14.609853               16.459454            2,088,848.755            363,163.201
High Yield
  1997.....................      $12.500000              $13.890491            1,854,776.096            338,419.694
  1998.....................       13.890491               14.078376            3,005,790.085          1,031,379.259

                                                                            INDIVIDUAL CONTRACT       GROUP CONTRACT
                                 UNIT VALUE              UNIT VALUE          NUMBER OF UNITS         NUMBER OF UNITS
SUB-ACCOUNT                    AT START OF YEAR*       AT END OF YEAR         AT END OF YEAR          AT END OF YEAR
-----------                    -----------------       --------------         --------------          --------------
Strategic Bond
  1994.....................      $10.192707             $  9.965972              191,924.981             17,448.655
  1995.....................        9.965972               11.716972            1,392,653.448            276,219.578
  1996.....................       11.716972               13.250563            4,418,383.860            696,578.665
  1997.....................       13.250563               14.500997            6,763,049.841          1,080,748.752
  1998.....................       14.500997               14.486687            7,710,787.567          1,416,430.202
Global Bond
  1994....................       $14.734788              $14.630721              194,131.021             46,005.023
  1995....................        14.630721               17.772344              952,156.169            117,694.301
  1996....................        17.772344               19.803954            1,613,888.548            194,577.024
  1997....................        19.803954               20.104158            1,767,579.789            242,752.181
  1998....................        20.104158               21.333144            1,753,775.159            224,934.824
Investment Quality Bond
  1994.....................      $14.307698              $14.216516              128,932.292             15,254.616
  1995.....................       14.216516               16.751499              889,906.187            118,436.044
  1996.....................       16.751499               16.943257            1,828,328.994            276,418.440
  1997.....................       16.943257               18.336912            2,353,565.854            407,957.213
  1998.....................       18.336912               19.660365            3,418,019.452            713,485.329
Diversified Bond
  1994.....................      $12.478545              $12.298940              128,525.165             33,929.162
  1995.....................       12.298940               14.320582              716,489.411            127,957.567
  1996.....................       14.320582               15.113142            1,281,095.343            174,512.432
  1997.....................       15.113142               16.607511            1,606,748.573            214,321.762
  1998.....................       16.607511               18.125951            1,593,867.820            287,507.011
U.S. Government Securities
  1994.....................      $14.188969              $14.111357              231,053.897             14,981.455
  1995.....................       14.111357               16.083213            1,744,509.872            136,450.591
  1996.....................       16.083213               16.393307            2,512,596.677            299,784.238
  1997.....................       16.393307               17.535478            2,636,669.504            377,170.452
  1998.....................       17.535478               18.587049            3,474,578.886            595,649.153
Money Market
  1994.....................      $13.453100              $13.623292              870,982.381             57,620.649
  1995.....................       13.623292               14.190910            3,204,791.061            218,876.370
  1996.....................       14.190910               14.699636            5,629,209.351            436,831.126
  1997.....................       14.699636               15.241915            8,474,412.668            751,417.909
  1998.....................       15.241915               15.794513           10,765,582.009          1,464,550.126
Lifestyle Aggressive 1000
  1997.....................      $12.500000              $13.669625            1,463,426.964            621,262.575
  1998.....................       13.669625               14.134419            2,230,662.753            506,567.762
Lifestyle Growth 820
  1997.....................      $12.500000              $14.033299            6,430,704.073          1,246,305.915
  1998.....................       14.033299               14.696667           10,008,771.513          2,128,963.458
Lifestyle Balanced 640
  1997.....................      $12.500000              $14.066417            5,943,640.615            964,581.576
  1998.....................       14.066417               14.664362           10,319,807.162          2,042,016.557
Lifestyle Moderate 460
  1997.....................      $12.500000              $14.016704            1,534,133.462            245,410.54
  1998.....................       14.016704               15.171965            3,266,162.755            715,352.758

                                                                                   INDIVIDUAL CONTRACT       GROUP CONTRACT
                                        UNIT VALUE              UNIT VALUE          NUMBER OF UNITS         NUMBER OF UNITS
SUB-ACCOUNT                           AT START OF YEAR*       AT END OF YEAR         AT END OF YEAR          AT END OF YEAR
-----------                           -----------------       --------------         --------------          --------------
Lifestyle Conservative 280
  1997.....................             $12.500000              $13.825120              600,120.072            129,160.895
  1998.....................              13.825120               15.025549            1,754,059.436            450,163.851



+ For the TABLE OF ACCUMULATION UNIT VALUES for Ven 7 and Ven 8 contracts see
  Appendix F and for Ven 3 and Ven 1 contracts see Appendix G.

* Units under these series of contracts were first credited under the sub-accounts on August 9, 1994, except in the case of:

-    Overseas Trust where units were first credited on January 9, 1995,

- Mid Cap Growth and International Small Company Trusts where units were first credited on March 4, 1996,

-    Growth Trust where units were first credited on July 15, 1996,

- Pacific Rim Emerging Markets, Science & Technology, Emerging Small Company, Aggressive Growth, International Stock, Quantitative Equity, Real Estate Securities, Value, Balanced and High Yield Trusts where units were first credited on January 1, 1997,

- Lifestyle Aggressive 1000, Lifestyle Growth 820, Lifestyle Balanced 640, Lifestyle Moderate 460 and Lifestyle Conservative 280 Trusts where units were first credited on January 7, 1997,

- Small Company Value Trust where units were first credited on October 1, 1997; and

                                   APPENDIX C

EXAMPLES OF CALCULATION OF WITHDRAWAL CHARGE*

EXAMPLE 1 - Assume a single payment of $50,000 is made into the contract, no transfers are made, no additional payments are made and there are no partial withdrawals. The table below illustrates four examples of the withdrawal charges that would be imposed if the contract is completely withdrawn, based on hypothetical contract values.


     CONTRACT           HYPOTHETICAL               FREE                                          WITHDRAWAL
       YEAR               CONTRACT              WITHDRAWAL           PAYMENTS                      CHARGE
                            VALUE                 AMOUNT            LIQUIDATED         -----------------------------
                                                                                        PERCENT            AMOUNT
--------------------------------------------------------------------------------------------------------------------
        2                  55,000                 5,000(a)            50,000              6%                3,000
        4                  50,500                 5,000(b)            45,500              5%                2,275
        6                  60,000               10,000(c)             50,000              3%                1,500
        8                  70,000               20,000(d)             50,000              0%                    0

----------
(a) During any contract year the free withdrawal amount is the greater of accumulated earnings, or 10% of the total payments made under the contract less any prior partial withdrawals in that contract year. In the second contract year the earnings under the contract and 10% of payments both equal $5,000. Consequently, on total withdrawal $5,000 is withdrawn free of the withdrawal charge, the entire $50,000 payment is liquidated and the withdrawal charge is assessed against such liquidated payment (contract value less free withdrawal amount).

(b) In the example for the fourth contract year, the accumulated earnings of $500 is less than 10% of payments, therefore the free withdrawal amount is equal to 10% of payments ($50,000 X 10% = $5,000) and the withdrawal charge is only applied to payments liquidated (contract value less free withdrawal amount).

(c) In the example for the sixth contract year, the accumulated earnings of $10,000 is greater than 10% of payments ($5,000), therefore the free withdrawal amount is equal to the accumulated earnings of $10,000 and the withdrawal charge is applied to the payments liquidated (contract value less free withdrawal amount).

(d) There is no withdrawal charge on any payments liquidated that have been in the contract for at least 7 years.

EXAMPLE 2 - Assume a single payment of $50,000 is made into the contract, no transfers are made, no additional payments are made and there are a series of four partial withdrawals made during the third contract year of $2,000, $5,000, $7,000, and $8,000.

      HYPOTHETICAL       PARTIAL WITHDRAWAL         FREE                                          WITHDRAWAL
        CONTRACT              REQUESTED          WITHDRAWAL          PAYMENTS                       CHARGE
         VALUE                                     AMOUNT           LIQUIDATED          --------------------------
                                                                                        PERCENT             AMOUNT
------------------------------------------------------------------------------------------------------------------
         65,000                 2,000             15,000(a)                0              5%                    0
         49,000                 5,000              3,000(b)            2,000              5%                  100
         52,000                 7,000              4,000(c)            3,000              5%                  150
         44,000                 8,000                  0(d)            8,000              5%                  400

----------
(a) The free withdrawal amount during any contract year is the greater of the contract value less the unliquidated payments (accumulated earnings), or 10% of payments less 100% of all prior withdrawals in that contract year. For the first example, accumulated earnings of $15,000 is the free withdrawal amount since it is greater than 10% of payments less prior withdrawals ($5,000-0). The amount requested ($2,000) is less than the free withdrawal amount so no payments are liquidated and no withdrawal charge applies.

(b) The contract has negative accumulated earnings ($49,000-$50,000), so the free withdrawal amount is limited to 10% of payments less all prior withdrawals. Since $2,000 has already been withdrawn in the current contract year, the remaining free withdrawal amount during the third contract year is $3,000. The $5,000 partial withdrawal will consist of $3,000 free of withdrawal charge, and the remaining $2,000 will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $48,000.

(c) The contract has increased in value to $52,000. The unliquidated payments are $48,000 so the accumulated earnings are $4,000, which is greater than 10% of payments less prior withdrawals ($5,000-$2,000-$5,000<0). Hence the free withdrawal amount is $4,000. Therefore, $3,000 of the $7,000 partial withdrawal will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $45,000.

(d) The free withdrawal amount is zero since the contract has negative accumulated earnings ($44,000-$45,000) and the full 10% of payments ($5,000) has already been withdrawn. The full amount of $8,000 will result in payments being liquidated subject to a withdrawal charge. At the beginning of the next contract year the full 10% of payments would be available again for withdrawal requests during that year.

*Examples do not illustrate withdrawal charges applicable to Ven 7, Ven 8, Ven 3 or Ven 1 contracts.

                                   APPENDIX D

                               STATE PREMIUM TAXES

         Premium taxes vary according to the state and are subject to change. In many jurisdictions there is no tax at all. For current information, a tax advisor should be consulted.

                                                                              TAX RATE
                                                                QUALIFIED                   NON-QUALIFIED
STATE                                                           CONTRACTS                     CONTRACTS
CALIFORNIA...........................................             0.50%                         2.35%
DISTRICT OF COLUMBIA.................................             2.25%                         2.25%
KENTUCKY.............................................             2.00%                         2.00%
MAINE................................................             0.00%                         2.00%
NEVADA...............................................             0.00%                         3.50%
PUERTO RICO..........................................             1.00%                         1.00%
SOUTH DAKOTA*........................................             0.00%                         1.25%
WEST VIRGINIA........................................             1.00%                         1.00%
WYOMING..............................................             0.00%                         1.00%

* Premium tax paid upon receipt of premium (no tax at annuitization if tax paid on premium at issue)

                                   APPENDIX E


PENNSYLVANIA MAXIMUM MATURITY AGE

For all certificates issued in Pennsylvania on or after August 9, 1994 the maximum maturity age based upon the issue age of the annuitant is as follows:

                     ISSUE AGE                                 MAXIMUM MATURITY AGE
                     70 or less                                         85
                     71-75                                              86
                     76-80                                              88
                     81-85                                              90
                     86-90                                              93
                     91-93                                              96
                     94-95                                              98
                     96-97                                              99
                     98-99                                             101
                     100-101                                           102
                     102                                               103
                     103                                               104
                     104                                               105
                     105                                               106

         It is required that the annuitant exercise a settlement annuity option no later than the maximum maturity age stated above. For example an annuitant age 60 at issue must exercise a settlement option prior to the attainment of age
86. The Company will use the issue age of the youngest named annuitant in the determination of the required settlement option date.

         If certificates are issued with annuitants over age 84, a withdrawal charge could be imposed if they terminate the certificate rather than elect a settlement option upon attainment of the maximum maturity age. This is a result of the restrictions by Pennsylvania in combination with the 7-year withdrawal charge schedule of the certificate.

                                   APPENDIX F

                    PRIOR CONTRACTS-VEN 7 AND VEN 8 CONTRACTS

         The Company has a class of variable annuity contract which is no longer being issued but under which purchase payments may continue to be made ("VEN 7" contracts), which were sold during the period from August, 1989 until April, 1999. The Company also has a class of variable annuity contract which is no longer being issued but under which purchase payments may continue to be made ("VEN 8" contracts) which were sold during the period from September, 1992 until February, 1995. Ven 7 contracts and Ven 8 contracts are collectively referred to as "prior contracts."

         The principal differences between the contract offered by this Prospectus and the prior contracts relate to the investment options available under the contracts, a minimum interest rate to be credited for any guarantee period under the fixed portion of the contracts, the charges made by the Company and the death benefit provisions.


INVESTMENT OPTIONS

         The investment options under the prior contracts differ as follows from the investment options described in this Prospectus. The prior contracts do not allow for investments in the five and seven year fixed account investments options. The prior contracts allow investments in a six year fixed account investment option not available under the contract offered by this Prospectus. The prior contracts do not provide the Company the authority to offer additional fixed account investment options for any yearly period from two to ten years.


FIXED ACCOUNT MINIMUM INTEREST GUARANTEE

         The minimum interest rate to be credited for any guarantee period under the fixed portion of the prior contracts is 4%. If a withdrawal is deferred for more than 30 days, we will pay interest on the amount deferred at a rate not less than 4% per year (or a higher rate if required by applicable law).

MARKET VALUE CHARGE

         For purposes of calculating the market value adjustment factor (see "FIXED ACCOUNT INVESTMENT OPTIONS - Market Value Charge") the maximum difference between "B" and "A" will be 3% under the prior contracts. The adjustment factor will never be greater than 2x(A-4%) and never less than zero. ("A" is the guaranteed interest rate on the investment account. "B" is the guaranteed interest rate available, on the date the request is processed, for amounts allocated to a new investment account with the same length of guarantee period as the investment account from which the amounts are being withdrawn.)

         There will be no market value charge on withdrawals from the fixed account investment options in the following situations: (a) death of the annuitant; (b) amounts withdrawn to pay fees or charges; (c) amounts applied at the maturity date to purchase an annuity as provided in the contract; (d) amounts withdrawn from three and six year investment accounts within one month prior to the end of the guarantee period; and (e) amounts withdrawn in any year that do not exceed 10% of total purchase payments less any prior partial withdrawals in that contract year.

         Notwithstanding application of the market value adjustment factor formula, in no event will the market value charge (i) exceed the earnings attributable to the amount withdrawn from an investment account, (ii) together with any withdrawal charges for an investment account be greater than 10% of the amount transferred or withdrawn, or (iii) reduce the amount payable on withdrawal or transfer below the amount required under the nonforfeiture laws of the state with jurisdiction over the contract. The cumulative effect of the market value and withdrawal charges (or the effect of the withdrawal charge itself) could, however, result in an owner receiving total withdrawal proceeds of less than the owner's purchase payments.

WITHDRAWAL CHARGES

         The withdrawal charges under the prior contracts differ from the withdrawal charges described in this Prospectus.

Prior Contracts Withdrawal Charge

         The withdrawal charge assessed under the prior contracts is as follows:

         If a withdrawal is made from the contract by an owner before the maturity date, a withdrawal charge (contingent deferred sales charge) may be assessed against amounts withdrawn attributable to purchase payments that have been in the contract for the owner less than six complete contract years. There is never a withdrawal charge with respect to earnings accumulated in the contract, certain other free withdrawal amounts described below or purchase payments that have been in the contract more than six complete contract years. In no event may the total withdrawal charges exceed 6% of the total purchase payments. The amount of the withdrawal charge and when it is assessed is discussed below:

         1. Each withdrawal is allocated first to the "free withdrawal amount" and second to "unliquidated purchase payments." In any contract year, the free withdrawal amount for that year is the greater of (1) the excess of the contract value on the date of withdrawal over the unliquidated purchase payments (the accumulated earnings on the contract) or (2) 10% of total purchase payments less any prior partial withdrawals in that contract year. Withdrawals allocated to the free withdrawal amount may be withdrawn without the imposition of a withdrawal charge.

         2. If an owner makes a withdrawal for an amount in excess of the free withdrawal amount, the excess will be allocated to purchase payments which will be liquidated on a first-in first-out basis. On any withdrawal request, the Company will liquidate purchase payments equal to the amount of the withdrawal request which exceeds the free withdrawal amount in the order such purchase payments were made: the oldest unliquidated purchase payment first, the next purchase payment second, etc. until all purchase payments have been liquidated.

         3. Each purchase payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the purchase payment has been in the contract. The amount of the withdrawal charge is calculated by multiplying the amount of the purchase payment being liquidated by the applicable withdrawal charge percentage obtained from the table below.

                  NUMBER OF COMPLETE YEARS                            WITHDRAWAL CHARGE
                PURCHASE PAYMENT IN CONTRACT                             PERCENTAGE
                             0                                               6%
                             1                                               6%
                             2                                               5%
                             3                                               4%
                             4                                               3%
                             5                                               2%
                             6+                                              0%

         The total withdrawal charge will be the sum of the withdrawal charges for the purchase payments being liquidated.

         4. The withdrawal charge is deducted from the contract value remaining after the owner is paid the amount requested, except in the case of a complete withdrawal when it is deducted from the amount otherwise payable. In the case of a partial withdrawal, the amount requested from an investment account may not exceed the value of that investment account less any applicable withdrawal charge and market value charge.

         5. There is generally no withdrawal charge on distributions made as a result of the death of the annuitant or owner and no withdrawal charges are imposed on the maturity date if the owner annuitizes as provided in the contract.

ADMINISTRATION FEES

         The prior contracts make no provision for the waiver of the $30 annual administration fee when prior to the maturity date the contract value equals or exceeds $100,000 at the time of the fee's assessment.

DEATH BENEFIT PROVISIONS

Prior Contracts Death Benefit Provisions

         The provisions governing the death benefit prior to the maturity date under the prior contracts are as follows:

         Death of Annuitant who is not the Owner. The Company will pay the minimum death benefit, less any debt, to the beneficiary if the owner is not the annuitant and the annuitant dies before the owner and before the maturity date. If there is more than one such annuitant, the minimum death benefit will be paid on the death of the last surviving co-annuitant. The minimum death benefit will be paid either as a lump sum or in accordance with any of the annuity options available under the contract. An election to receive the death benefit under an annuity option must be made within 60 days after the date on which the death benefit first becomes payable. Rather than receiving the minimum death benefit, the beneficiary may elect to continue the contract as the new owner. (In general, a beneficiary who makes such an election will nonetheless be treated for Federal income tax purposes as if he or she had received the minimum death benefit.)

         Death of Annuitant who is the Owner. The Company will pay the minimum death benefit, less any debt, to the beneficiary if the owner is the annuitant, dies before the maturity date and is not survived by a co-annuitant. If the contract is a non-qualified contract, the owner is the annuitant and the owner dies before the maturity date survived by a co-annuitant, the Company, instead of paying the minimum death benefit to the beneficiary, will pay to the successor owner (the person, persons or entity to become the owner if the owner dies prior to the maturity date) an amount equal to the amount payable on total withdrawal without reduction for any withdrawal charge. If the contract is a non-qualified contract, distribution of the minimum death benefit to the beneficiary (or of the amount payable to the successor owner) must be made within five years after the owner's death. If the beneficiary or successor owner, as appropriate, is an individual, in lieu of distribution within five years of the owner's death, distribution may be made as an annuity which begins within one year of the owner's death and is payable over the life of the beneficiary (or the successor owner, as appropriate) or over a period not in excess of the life expectancy of the beneficiary (or the successor owner, as appropriate). If the owner's spouse is the beneficiary (or the successor owner, as appropriate) that spouse may elect to continue the contract as the new owner in lieu of receiving the distribution. In such a case, the distribution rules applicable when an owner dies generally will apply when that spouse, as the owner, dies.

         Death of Owner who is not the Annuitant. If the owner is not the annuitant and dies before the maturity date and before the annuitant, the successor owner will become the owner of the contract. If the contract is a non-qualified contract, an amount equal to the amount payable on total withdrawal, without reduction for any withdrawal charge, will be paid to the successor owner. Distribution of the amount to the successor owner must be made within five years of the owner's death. If the successor owner is an individual, in lieu of distribution within five years of the owner's death, distribution may be made as an annuity which begins within one year of the owner's death and is payable over the life of the successor owner (or over a period not greater than the successor owner's life expectancy). If the owner's spouse is the successor owner, that spouse may elect to continue the contract as the new owner in lieu of receiving the distribution. In such a case, the distribution rules applicable when an owner dies generally will apply when that spouse, as the owner, dies.

         For purposes of these death benefit provisions applicable on an owner's death (whether or not such owner is an annuitant), if a non-qualified contract has more than one individual owner, death benefits must be paid as provided in the prior contract upon the death of any such owner. If both owners are individuals, the distributions will be made to the remaining owner rather than to the successor owner.

         Entity as Owner. In the case of a non-qualified contract where the owner is not an individual (for example, the owner is a corporation or a trust), the special rules stated in this paragraph apply. For purposes of distributions of death benefits before the maturity date, any annuitant will be treated as the owner, and a change in the annuitant or any co-annuitant shall be treated as the death of the owner. In the case of distributions which result from a change in an annuitant when the annuitant does not actually die, the amount distributed will be reduced by charges which would otherwise apply upon withdrawal.

         If a non-qualified contract has both an individual and a non-individual owner, death benefits must be paid as provided in the prior contract upon the death of any annuitant, a change in any annuitant, or the death of any individual owner, whichever occurs earlier.

         The minimum death benefit during the first six contract years will be equal to the greater of: (a) the contract value on the date due proof of death and all required claim forms are received at the Company's Annuity Service Office, or (b) the sum of all purchase payments made, less any amount deducted in connection with partial withdrawals. During any subsequent six contract year period, the minimum death benefit will be the greater of (a) the contract value on the date due proof of death and all required claim forms are received at the Company's Annuity Service Office, or (b) the minimum death benefit on the last day of the previous six contract year period plus any purchase payments made and less any amount deducted in connection with partial withdrawals since then. If the annuitant dies after the first of the month following his or her 85th birthday, the minimum death benefit will be the contract value on the date due proof of death and all required claim forms are received at the Company's Annuity Service Office.

         An Enhanced Death Benefit became available in Florida, Maryland and Washington to contracts issued August 15, 1994 or later, in Idaho, New Jersey and Oregon to contracts issued October 3, 1994 or later and in California to contracts issued January 3, 1995 or later.

         This Enhanced Death Benefit provides for a minimum death benefit as described above, except that the death benefit is "stepped up" each contract year instead of the six contract year period. In addition, if the annuitant dies after the first of the month following his or her 85th birthday, the minimum death benefit is the greater of the contract value or the excess of the sum of all purchase payments less the sum of any amounts deducted in connection with partial withdrawals.

         Contracts with a contract date prior to the date the Enhanced Death Benefit first became available in that state may also be exchanged for a new contract which provides for an alternative enhanced death benefit. See Appendix H.

         Death benefits will be paid within seven days of receipt of due proof of death and all required claim forms at the Company's Annuity Service Office, subject to postponement under the same circumstances that payment of withdrawals may be postponed.

OTHER CONTRACT PROVISIONS

Contract Maturity Date

         Under the prior contracts, the maturity date is the later of the first day of the month following the 85th birthday of the annuitant or the sixth contract anniversary. The prior contracts allow the owner to specify a different maturity date at any time by written request at least one month before both the previously specified and the new maturity date. The new maturity date must be the first day of a month no later than the first day of the month following the 85th birthday of the annuitant.

Annuity Tables Assumed Interest Rate

         A 4% assumed interest rate is built into the annuity tables in the prior contracts used to determine the first variable annuity payment to be made under that contract.

Beneficiary

         Under the prior contracts certain provisions relating to beneficiary are as follows:

                  The beneficiary is the person, persons or entity designated in the application or as subsequently named. The beneficiary may be changed during the lifetime of the annuitant subject to the rights of any irrevocable beneficiary. Any change must be made in writing, approved by the Company and if approved, will be effective as of the date on which written. The Company assumes no liability for any payments made or actions taken before the change is approved. Prior to the maturity date, if no beneficiary survives the annuitant, the contract owner or the contract owner's estate will be the beneficiary. The interest of any beneficiary is subject to that of any assignee. In the case of certain qualified contracts, regulations promulgated by the Treasury Department prescribe certain limitations on the designation of a beneficiary.

Ownership

         Under the Ven 8 contracts, certain provisions relating to ownership are as follows:

         The contract is owned by the group holder. However, all contract rights and privileges not expressly reserved to the group holder may be exercised by each owner as to his or her interests as specified in his or her certificate. Prior to the maturity date, an owner is the person designated in an application or as subsequently named. On and after a certificate's maturity date, the annuitant is the owner and after the death of the annuitant, the beneficiary is the owner.

         In the case of non-qualified contracts, ownership of the contract may be changed at any time. In the case of non-qualified certificates, an owner may assign his or her interest in the contract during the lifetime of the annuitant prior to the maturity date, subject to the rights of any irrevocable beneficiary. Assigning a contract or interest therein, or changing the ownership of a contract or certificate, may be treated as a distribution of all or a portion of the contract value for Federal tax purposes. Any change of ownership or assignment must be made in writing. Any change must be approved by the Company. Any assignment and any change, if approved, will be effective as of the date on which written. The Company assumes no liability for any payments made or actions taken before a change is approved or assignment is accepted or responsibility for the validity or sufficiency of any assignment.

Modification

The Ven 8 contract does not include "free withdrawal percentage" among contract terms the Company is authorized to change on 60 days' notice to the group holder.

GUARANTEED RETIREMENT INCOME PROGRAM

         The Guaranteed Retirement Income Program is not available for Ven 7 and Ven 8 contracts.

                        TABLE OF ACCUMULATION UNIT VALUES

                                 Ven 7 Contracts

                                                  UNIT VALUE             UNIT VALUE            NUMBER OF UNITS
SUB-ACCOUNT                                    AT START OF YEAR*       AT END OF YEAR           AT END OF YEAR
-----------                                    -----------------       --------------           --------------
Pacific Rim Emerging Markets
  1997..............................              $12.500000            $  8.180904                202,690.129
  1998..............................                8.180904               7.695249                257,642.215
Science & Technology
  1997..............................              $12.500000             $13.647195              1,305,934.962
  1998..............................               13.647195              19.287390              1,617,336.664
International Small Cap
  1996..............................              $12.500000             $13.493094                  3,114,351
  1997..............................               13.493094              13.410016              2,651,586.537
  1998..............................               13.410016              14.792077              2,163,174.786
Aggressive Growth
  1997..............................              $12.500000             $12.327066              1,038,009.080
  1998..............................               12.327066              12.680777              1,062,500.981
Emerging Small Company
  1997..............................              $12.500000             $14.574077                901,316.946
  1998..............................               14.574077              14.381705                790,646.519
Mid Cap Growth
  1996..............................              $12.500000             $13.215952                  5,250,942
  1997..............................               13.215952              15.020670              5,346,448.712
  1998..............................               15.020670              19.002856              5,016,440.634
Overseas
  1995..............................              $10.000000             $10.554228                  4,340,859
  1996..............................               10.554228              11.718276                  6,310,744
  1997..............................               11.718276              11.545714              5,349,536.965
  1998..............................               11.545714              12.290162              4,432,702.921
International Stock
  1997..............................              $12.500000             $12.652231                767,902.981
  1998..............................               12.652231              14.337171                872,309.188
Mid Cap Blend
  1989..............................              $ 9.695125             $12.208846                  1,443,222
  1990..............................               12.208846              10.618693                  1,044,365
  1991..............................               10.618693              12.349952                  3,238,479
  1992..............................               12.349952              13.143309                 10,082,924
  1993..............................               13.143309              15.075040                 18,691,511
  1994..............................               15.075040              14.786831                 27,046,973
  1995..............................               14.786831              20.821819                 31,264,936
  1996..............................               20.821819              24.664354                 30,156,559
  1997..............................               24.664354              29.002593             25,510,715.815
  1998..............................               29.002593              31.289551             21,305,320.808
Small Company Value
  1997..............................              $12.500000             $11.898363                476,303.358
  1998..............................               11.898363              11.178700              1,076,348.860

                                                  UNIT VALUE             UNIT VALUE            NUMBER OF UNITS
SUB-ACCOUNT                                    AT START OF YEAR*       AT END OF YEAR           AT END OF YEAR
-----------                                    -----------------       --------------           --------------
Global Equity
  1989..............................              $10.038462             $12.259530                  1,599,855
  1990..............................               12.259530              10.827724                  3,216,667
  1991..............................               10.827724              12.044260                  4,968,734
  1992..............................               12.044260              11.790318                  7,560,807
  1993..............................               11.790318              15.450341                 18,493,192
  1994..............................               15.450341              15.500933                 28,273,754
  1995..............................               15.500933              16.459655                 25,947,632
  1996..............................               16.459655              18.276450                 23,363,742
  1997..............................               18.276450              21.770913             21,385,412.929
  1998..............................               21.770913              24.098970             18,732,868.459
Growth
  1996..............................              $12.500000             $13.727312                  1,704,337
  1997..............................               13.727312              16.968111              2,322,586.639
  1998..............................               16.968111              20.739989              2,680,920.564
Large Cap Growth
  1989..............................              $10.000000            $  9.824046                  7,476,667
  1990..............................                9.824046               8.982210                  3,434,253
  1991..............................                8.982210              10.891189                  5,038,265
  1992..............................               10.891189              11.623893                  6,990,120
  1993..............................               11.623893              12.642493                  8,147,578
  1994..............................               12.642493              12.381395                  9,915,078
  1995..............................               12.381395              14.990551                  9,004,834
  1996..............................               14.990551              16.701647                  7,824,895
  1997..............................               16.701647              19.614359              6,709,014.040
  1998..............................               19.614359              23.040505              5,731,041.572
Quantitative Equity
  1997..............................              $12.500000             $16.107191                445,182.268
  1998..............................               16.107191              20.068624                665,281.935
Blue Chip Growth
  1992..............................              $10.000000            $  9.923524                  2,614,367
  1993..............................                9.923524               9.413546                  8,733,734
  1994..............................                9.413546               8.837480                 12,682,151
  1995..............................                8.837480              11.026969                 16,013,892
  1996..............................               11.026969              13.688523                 16,253,601
  1997..............................               13.688523              17.134232             17,295,177.170
  1998..............................               17.134232              21.710674             17,573,508.266
Real Estate Securities
  1997..............................              $12.500000             $14.949140                686,708.699
  1998..............................               14.949140              12.317190                754,054.780
Value
  1997..............................              $12.500000             $15.057118              1,318,055.200
  1998..............................               15.057118              14.591878              1,527,294.910

                                                  UNIT VALUE             UNIT VALUE            NUMBER OF UNITS
SUB-ACCOUNT                                    AT START OF YEAR*       AT END OF YEAR           AT END OF YEAR
-----------                                    -----------------       --------------           --------------
Growth & Income
  1991..............................              $10.874875             $10.973500                  3,689,377
  1992..............................               10.973500              11.927411                  8,573,365
  1993..............................               11.927411              12.893007                 16,816,664
  1994..............................               12.893007              13.076664                 22,827,949
  1995..............................               13.076640              16.660889                 25,312,482
  1996..............................               16.660889              20.178770                 26,519,026
  1997..............................               20.178770              26.431239             26,673,244.207
  1998..............................               26.431239              32.976967             25,345,937.545
Equity-Income
  1993..............................              $10.000000             $11.175534                  5,061,871
  1994..............................               11.175534              11.107620                 13,006,071
  1995..............................               11.107620              13.548849                 16,254,844
  1996..............................               13.548849              16.011513                 17,199,292
  1997..............................               16.011513              20.479412             17,462,811.390
  1998..............................               20.479412              22.054902             15,497,119.733
Income & Value
  1989..............................              $10.000000            $  9.973206                  2,137,590
  1990..............................                9.973206               9.221559                 11,521,935
  1991..............................                9.221559              11.023964                 15,739,307
  1992 .............................               11.023964              11.772128                 21,949,044
  1993..............................               11.772128              12.775798                 30,338,231
  1994..............................               12.775798              12.396295                 31,579,176
  1995..............................               12.396295              14.752561                 28,508,685
  1996..............................               14.752561              15.995076                 23,443,602
  1997..............................               15.995076              18.276161             19,090,743.242
  1998..............................               18.276161              20.742457             16,167,380.942
Balanced
  1997..............................              $12.500000             $14.609853                277,653.746
  1998..............................               14.609853              16.459454                628,355.898
High Yield
  1997..............................              $12.500000             $13.890491                948,500.843
  1998..............................               13.890491              14.078376              1,368,850.143
Strategic Bond
  1993..............................              $10.000000             $10.750617                  3,628,986
  1994..............................               10.750617               9.965972                  6,059,065
  1995..............................                9.965972              11.716972                  6,153,987
  1996..............................               11.716972              13.250563                  7,575,451
  1997..............................               13.250563              14.500997              8,237,089.984
  1998..............................               14.500997              14.486687              7,209,536.107
Global Bond
  1989..............................              $10.097842             $10.404562                    300,163
  1990..............................               10.404562              11.642912                    503,123
  1991..............................               11.642912              13.302966                  1,406,253
  1992..............................               13.302966              13.415849                  3,990,936
  1993..............................               13.415849              15.741586                  9,235,552
  1994..............................               15.741586              14.630721                 10,820,359
  1995..............................               14.630721              17.772344                  9,377,776
  1996..............................               17.772344              19.803954                  8,200,560
  1997..............................               19.803954              20.104158              6,513,293.863
  1998..............................               20.104158              21.333144              5,273,156.315

                                                  UNIT VALUE             UNIT VALUE            NUMBER OF UNITS
SUB-ACCOUNT                                    AT START OF YEAR*       AT END OF YEAR           AT END OF YEAR
-----------                                    -----------------       --------------           --------------
Investment Quality Bond
  1989..............................              $10.937890             $12.008936                  1,924,256
  1990..............................               12.008936              11.517610                    226,591
  1991..............................               11.517610              13.183268                  1,133,721
  1992..............................               13.183268              13.936240                  2,633,165
  1993..............................               13.936240              15.118716                  4,666,274
  1994..............................               15.118716              14.216516                  5,662,391
  1995..............................               14.216516              16.751499                  5,445,294
  1996..............................               16.751499              16.943257                  4,762,551
  1997..............................               16.943257              18.336912              4,300,212.219
  1998..............................               18.336912              19.660365              4,399,381.497
Diversified Bond
  1989..............................              $10.000000             $10.052759                 11,861,277
  1990..............................               10.052759               9.531831                  5,005,473
  1991..............................                9.531831              11.166459                  6,075,773
  1992..............................               11.166459              11.821212                  9,218,954
  1993..............................               11.821212              12.705196                 12,271,114
  1994..............................               12.705196              12.298940                 11,519,563
  1995..............................               12.298940              14.320582                 10,207,673
  1996..............................               14.320582              15.113142                  8,273,488
  1997..............................               15.113142              16.607511              6,909,670.281
  1998..............................               16.607511              18.125951              5,645,171.500
U.S. Government Securities
  1990..............................              $10.826483             $11.596537                    515,572
  1991..............................               11.596537              13.037076                  1,496,429
  1992..............................               13.037076              13.651495                  7,034,773
  1993..............................               13.651495              14.490734                 11,566,348
  1994..............................               14.490734              14.111357                  9,903,906
  1995..............................               14.111357              16.083213                  8,402,470
  1996..............................               16.083213              16.393307                  6,673,517
  1997..............................               16.393307              17.535478              5,731,746.842
  1998..............................               17.535478              18.587049              6,037,662.192
Money Market
  1989..............................              $10.865066             $11.634481                  1,480,696
  1990..............................               11.634481              12.364687                  2,465,280
  1991..............................               12.364687              12.890414                  3,340,971
  1992..............................               12.890414              13.137257                  4,636,753
  1993..............................               13.137257              13.303085                  7,413,316
  1994..............................               13.303085              13.623292                 12,741,277
  1995..............................               13.623292              14.190910                  9,721,732
  1996..............................               14.190910              14.699636                 10,149,260
  1997..............................               14.699636              15.241915              8,439,006.345
  1998..............................               15.241915              15.794513             10,066,886.519
Lifestyle Aggressive 1000
  1997..............................              $12.500000             $13.669625                718,339.885
  1998..............................               13.669625              14.134419                735,429.380
Lifestyle Growth 820
  1997..............................              $12.500000             $14.033299              2,724,148.772
  1998..............................               14.033299              14.696667              2,662,118.220

                                                     UNIT VALUE             UNIT VALUE            NUMBER OF UNITS
SUB-ACCOUNT                                       AT START OF YEAR*       AT END OF YEAR           AT END OF YEAR
-----------                                       -----------------       --------------           --------------
Lifestyle Balanced 640
  1997..............................                 $12.500000             $14.066417              1,897,381.650
  1998..............................                  14.066417              14.664362              2,114,618.283
Lifestyle Moderate 460
  1997..............................                 $12.500000             $14.016704                679,087.722
  1998..............................                  14.016704              15.171965                951,771.442
Lifestyle Conservative 280
  1997..............................                 $12.500000             $13.825120                162,279.781
  1998..............................                  13.825120              15.025549                508,786.268


* Units under this series of contracts were first credited under the sub-accounts on August 7, 1989, except in the case of:

-    Growth & Income Trust where units were first credited on April 23, 1991,

-    Blue Chip Growth Trust where units were first credited on December 11,
     1992,

- Equity-Income and Strategic Bond Trusts where units were first credited on February 19, 1993,

-    Overseas Trust where units were first credited on January 9, 1995,

- Mid Cap Growth and International Small Cap Trusts where units were first credited on March 4, 1996,

-    Growth Trust where units were first credited on July 15, 1996,

- Pacific Rim Emerging Markets, Science & Technology, Emerging Small Company, Aggressive Growth, International Stock, Quantitative Equity, Real Estate Securities, Value, Balanced and High Yield Trusts where units were first credited on January 1, 1997;

- Lifestyle Aggressive 1000, Lifestyle Growth 820, Lifestyle Balanced 640, Lifestyle Moderate 460, Lifestyle Conservative 280 Trusts where units were first credited on January 7, 1997,

- Small Company Value Trust where units were first credited on October 1, 1997; and

                        TABLE OF ACCUMULATION UNIT VALUES

                                 VEN 8 CONTRACTS

SUB-ACCOUNT                                              UNIT VALUE AT             UNIT VALUE AT          NUMBER OF UNITS
                                                         START OF YEAR*             END OF YEAR            AT END OF YEAR
                                                         --------------             -----------            --------------
Pacific Rim Emerging Markets
  1997                                                     $12.500000                $ 8.180904               18,049.496
  1998                                                       8.180904                  7.695249               33,443.232
Science & Technology
  1997                                                     $12.500000                $13.647195               68,696.549
  1998                                                      13.647195                 19.287390               51,857.405
International Small Cap
  1996                                                     $12.500000                $13.493094              265,493.981
  1997                                                      13.493094                 13.410016              148,139.543
  1998                                                      13.410016                 14.792077              129,455.789
Aggressive Growth
  1997                                                     $12.500000                $12.327066               33,654.601
  1998                                                      12.327066                 12.680777               26,911.837
Emerging Small Company
  1997                                                     $12.500000                $14.574077               29,183.460
  1998                                                      14.574077                 14.381705               37,409.681
Mid Cap Growth
  1996                                                     $12.500000                $13.215952              293,815.378
  1997                                                      13.215952                 15.020670              362,356.638
  1998                                                      15.020670                 19.002856              295,990.876
Overseas
  1995                                                     $10.000000                $10.554228              100,475.374
  1996                                                      10.554228                 11.718276              223,718.019
  1997                                                      11.718276                 11.545714              216,124.371
  1998                                                      11.545714                 12.290162              171,735.816
International Stock
  1997                                                     $12.500000                $12.652231               18,313.864
  1998                                                      12.652231                 14.337171               32,399.767
Mid Cap Blend
  1992                                                     $12.386657                $13.143309              122,807.657
  1993                                                      13.143309                 15.075040            1,315,253.114
  1994                                                      15.075040                 14.786831            1,958,082.571
  1995                                                      14.786831                 20.821819            2,278,573.962
  1996                                                      20.821819                 24.664354            2,007,082.996
  1997                                                      24.664354                 29.002593            1,794,644.944
  1998                                                      29.002593                 31.289551            1,510,219.114
Small Company Value
  1997                                                     $12.500000                $11.898363               21,030.641
  1998                                                      11.898363                 11.178700               78,803.707

SUB-ACCOUNT                                             UNIT VALUE AT            UNIT VALUE AT           NUMBER OF UNITS
                                                        START OF YEAR*            END OF YEAR            AT END OF YEAR
                                                        --------------            -----------            --------------
Global Equity
  1992                                                    $12.003976               $11.790318                28,203.763
  1993                                                     11.790318                15.450341               985,277.929
  1994                                                     15.450341                15.500933             2,268,423.530
  1995                                                     15.500933                16.459655             2,132,127.330
  1996                                                     16.459655                18.276450             1,785,966.081
  1997                                                     18.276450                21.770913             1,662,176.913
  1998                                                     21.770913                24.098970             1,286,530.171
Growth
  1996                                                    $12.500000               $13.727312                98,424.809
  1997                                                     13.727312                16.968111               276,494.410
  1998                                                     16.968111                20.739989               312,422.972
Large Cap Growth
  1992                                                    $10.880194               $11.623893                21,660.089
  1993                                                     11.623893                12.642493               244,300.482
  1994                                                     12.642493                12.381395               395,864.362
  1995                                                     12.381395                14.990551               422,911.593
  1996                                                     14.990551                16.701647               365,478.331
  1997                                                     16.701647                19.614359               297,611.885
  1998                                                     19.614359                23.040505               263,252.867
Quantitative Equity
  1997                                                    $12.500000               $16.107191                32,343.397
  1998                                                     16.107191                20.068624               118,250.658
Blue Chip Growth
  1992                                                    $10.000000               $ 9.923524                58,049.495
  1993                                                      9.923524                 9.413546               707,931.534
  1994                                                      9.413546                 8.837480             1,001,113.147
  1995                                                      8.837480                11.026969             1,257,014.677
  1996                                                     11.026969                13.688523             1,223,305.806
  1997                                                     13.688523                17.134232             1,282,330.299
  1998                                                     17.134232                21.1710674            1,215,750.879
Real Estate Securities
  1997                                                    $12.500000               $14.949140                46,874.008
  1998                                                     14.949140                12.317190                34,312.778
Value
  1997                                                    $12.500000               $15.057118                41,009.600
  1998                                                     15.057118                14.591878                63,015.329
Growth & Income
  1992                                                    $10.942947               $11.927411               149,476.889
  1993                                                     11.927411                12.893007             1,610,454.400
  1994                                                     12.893007                13.076664             2,142,828.604
  1995                                                     13.076664                16.660889             2,230,320.953
  1996                                                     16.660889                20.178770             2,214,190.721
  1997                                                     20.178770                26.431239             2,165,598.782
  1998                                                     26.431239                32.976967             2,080,116.646

SUB-ACCOUNT                                               UNIT VALUE AT            UNIT VALUE AT          NUMBER OF UNITS
                                                          START OF YEAR*            END OF YEAR           AT END OF YEAR
                                                          --------------            -----------           --------------
Equity-Income
  1993                                                     $10.000000               $11.175534               715,700.792
  1994                                                      11.175534                11.107620             1,432,473.155
  1995                                                      11.107620                13.548849             1,741,975.072
  1996                                                      13.548849                16.011513             1,661,006.752
  1997                                                      16.011513                20.479412             1,587,287.165
  1998                                                      20.479412                22.054902             1,285,717.071
Income & Value
  1992                                                     $11.012835               $11.772128               120,020.418
  1993                                                      11.772128                12.775798             1,245,900.794
  1994                                                      12.775798                12.396295             1,690,801.919
  1995                                                      12.396295                14.752561             1,435,414.191
  1996                                                      14.752561                15.995076             1,266,755.972
  1997                                                      15.995076                18.276161             1,089,331.565
  1998                                                      18.276161                20.742457               942,806.968
Balanced
  1997                                                     $12.500000               $14.609853                 3,333.690
  1998                                                      14.609853                16.459454                28,116.364
High Yield
  1997                                                     $12.500000               $13.890491                59,072.119
  1998                                                      13.890491                14.078376               276,718.210
Strategic Bond
  1993                                                     $10.000000               $10.750617               381,406.287
  1994                                                      10.750617                 9.965972               564,406.390
  1995                                                       9.965972                11.716972               682,547.892
  1996                                                      11.716972                13.250563               797,845.050
  1997                                                      13.250563                14.500997               763,855.628
  1998                                                      14.500997                14.486687               636,763.947
Global Bond
  1992                                                     $13.322602               $13.415849                56,786.509
  1993                                                      13.415849                15.741586               745,370.831
  1994                                                      15.741586                14.630721               694,644.982
  1995                                                      14.630721                17.772344               586,608.921
  1996                                                      17.772344                19.803954               494,576.435
  1997                                                      19.803954                20.104158               436,440.899
  1998                                                      20.104158                21.333144               332,252.339
Investment Quality Bond
  1992                                                     $13.147350               $13.936240                59,746.432
  1993                                                      13.936240                15.118716               319,417.770
  1994                                                      15.118716                14.216516               384,804.353
  1995                                                      14.216516                16.751499               371,328.627
  1996                                                      16.751499                16.943257               361,839.590
  1997                                                      16.943257                18.336912               291,735.510
  1998                                                      18.336912                19.660365               275,771.075

SUB-ACCOUNT                                             UNIT VALUE AT            UNIT VALUE AT         NUMBER OF UNITS
                                                        START OF YEAR*            END OF YEAR          AT END OF YEAR
                                                        --------------            -----------          --------------
Diversified Bond
  1992                                                    $11.102574               $11.821212             415,991.541
  1993                                                     11.821212                12.705196            5  6,414.765
  1994                                                     12.705196                12.298940             330,900.271
  1995                                                     12.298940                14.320582             478,239.388
  1996                                                     14.320582                15.113142             325,608.369
  1997                                                     15.113142                16.607511             340,682.860
  1998                                                     16.607511                18.125951             328,807.796
U.S. Government Securities
  1992                                                    $13.015785               $13.651495             212,815.440
  1993                                                     13.651495                14.490734             783,550.472
  1994                                                     14.490734                14.111357             585,709.535
  1995                                                     14.111357                16.083213             494,142.862
  1996                                                     16.083213                16.393307             390,696.559
  1997                                                     16.393307                17.535478             345,437.781
  1998                                                     17.535478                18.587049             511,322.750
Money Market
  1992                                                    $12.892485               $13.137257              28,928.622
  1993                                                     13.137257                13.303085             331,225.229
  1994                                                     13.303085                13.623292           1,079,557.666
  1995                                                     13.623292                14.190910             530,610.979
  1996                                                     14.190910                14.699636             846,105.590
  1997                                                     14.699636                15.241915             454,080.933
  1998                                                     15.241915                15.794513             620,206.714
Lifestyle Aggressive 1000
  1997                                                    $12.500000               $13.669625              19,900.057
  1998                                                     13.669625                14.134419                 530.690
Lifestyle Growth 820
  1997                                                    $12.500000               $14.033299              60,974.946
  1998                                                     14.033299                14.696667              51,939.327
Lifestyle Balanced 640
  1997                                                    $12.500000               $14.066417              59,780.667
  1998                                                     14.066417                14.664362               27,550486
Lifestyle Moderate 460
  1997                                                    $12.500000               $14.016704                   0.000
  1998                                                     14.016704                15.171965                   0.000
Lifestyle Conservative 280
  1997                                                    $12.500000               $13.825120              88,291.620
  1998                                                     13.825120                15.025549              60,866.728

* Units under this series of contracts were first credited under the sub-accounts on September, 1992, except in the case of

-    Blue Chip Growth Trust where units were first credited on December 11,
     1992;

-    Equity-Income Trust where units were first credited on February 19, 1993;

-    Overseas Trust where units were first credited on January 9, 1995;

- Mid Cap Growth and International Small Cap Trusts where units were first credited on March 4, 1996;

-    Growth Trust where units were first credited on July 15, 1996;

- Pacific Rim Emerging Markets, Science & Technology, Emerging Small Company, Aggressive Growth, International Stock, Quantitative Equity, Real Estate Securities, Value, Balanced and High Yield Trusts where units were first credited on January 1, 1997,

- Lifestyle Aggressive 1000, Lifestyle Growth 820, Lifestyle Balanced 640, Lifestyle Moderate 460, Lifestyle Conservative 280 Trusts where units were first credited on January 7, 1997, and

-    Small Company Value Trust where units were first credited on October 1,
     1997.

                                   APPENDIX G

                    PRIOR CONTRACTS-VEN 1 AND VEN 3 CONTRACTS

         Prior to October, 1993, the Company issued two classes of variable annuity contracts which are no longer being issued but under which purchase payments may continue to be made ("Ven 3 contracts"), which were sold during the period from November, 1986 until October, 1993 and "Ven 1 contracts", which were sold during the period from June, 1985 until June, 1987.

         The principal differences between the contract offered by this Prospectus and the Ven 1 and Ven 3 contracts relate to the investment options available under the contracts, charges made by the Company and death benefit provisions.

EXPENSE SUMMARY

         The following table and Example are designed to assist contract owners in understanding the various costs and expenses that contract owners bear directly and indirectly. The table reflects expenses of the separate account and the underlying portfolio company. In addition to the items listed in the following table, premium taxes may be applicable to certain contracts. The items listed under "Contract Owner Transaction Expenses" and "Separate Account Annual Expenses" are more completely described in this Appendix (see "Other Contract Charges") and in the Prospectus (see "CHARGES AND DEDUCTIONS"). The items listed under "Trust Annual Expenses" are described in detail in the accompanying Trust prospectus to which reference should be made.

CONTRACT OWNERS TRANSACTION EXPENSES

                            Ven 1 and Ven 3 Contracts

            Deferred sales load (as percentage of purchase payments)

           NUMBER OF COMPLETE YEARS                        WITHDRAWAL CHARGE
              PURCHASE PAYMENT IN                             PERCENTAGE
                   CONTRACT
                      0                                           5%
                      1                                           5%
                      2                                           5%
                      3                                           5%
                      4                                           5%
                      5+                                          0%

                           Ven 1 and Ven 3 Contracts

ANNUAL CONTRACT FEE.......................................         $30

                                 Ven 1 Contracts

SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of average account value)

Mortality and expense risk fees...........................         1.30%

Total Separate Account Annual Expenses....................         1.30%

                                 Ven 3 Contracts

SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of average account value)

Mortality and expense risk fees...........................         1.25%
Administration fee - asset based..........................         0.15%

Total Separate Account Annual Expenses....................         1.40%

                            Ven 1 and Ven 3 Contracts

TRUST ANNUAL EXPENSES
(as a percentage of Trust average net assets)

See "SUMMARY - TRUST ANNUAL EXPENSES" in the Prospectus.

                                 Ven 1 Contracts
EXAMPLE

         A contract owner would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets, if the contract owner surrendered the contract at the end of the applicable time period

TRUST PORTFOLIO                        1 YEAR          3 YEARS           5 YEARS           10 YEARS
---------------                        ------          -------           -------           --------
Mid Cap Blend.......................     $70              $121              $172             $262
Investment Quality Bond.............      68               115               163              244
Money Market........................      67               113               158              233

         A contract owner would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets, if the contract owner annuitized as provided in the contract or did not surrender the contract at the end of the applicable time period:

TRUST PORTFOLIO                        1 YEAR          3 YEARS           5 YEARS           10 YEARS
---------------                        ------          -------           -------           --------
Mid Cap Blend ......................     $23               $71              $122             $262
Investment Quality Bond.............      21                66               113              244
Money Market........................      20                63               108              233

                                 Ven 3 Contracts

EXAMPLE

         A contract owner would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets, if the contract owner surrendered the contract at the end of the applicable time period:

TRUST PORTFOLIO                        1 YEAR          3 YEARS           5 YEARS           10 YEARS
---------------                        ------          -------           -------           --------
Pacific Rim Emerging Markets........     $73              $132              $193             $303
Science & Technology................      73               132               193              303
International Small Cap.............      74               133               195              307
Aggressive Growth...................      72               129               187              291
Emerging Small Company..............      72               129               187              292
Small Company Blend*................      73               132

TRUST PORTFOLIO                        1 YEAR          3 YEARS           5 YEARS           10 YEARS
---------------                        ------          -------           -------           --------
Mid Cap Growth......................      72               127               184              286
Mid Cap Stock*......................      71               124
Overseas............................      73               131               190              298
International Stock.................      74               133               195              307
International Value*................      74               135
Mid Cap Blend.......................      70               123               177              272
Small Company Value.................      74               133               194              305
Global Equity.......................      72               127               183              283
Growth..............................      70               123               177              272
Large Cap Growth....................      71               126               183              283
Quantitative Equity.................      69               119               170              258
Blue Chip Growth....................      71               124               178              274
Real Estate Securities..............      69               119               170              258
Value...............................      70               122               175              267
Growth & Income.....................      69               120               172              261
U.S. Large Cap Value*...............      71               126
Equity-Income.......................      71               124               179              275
Income & Value......................      70               123               177              271
Balanced............................      70               123               176              269
High Yield..........................      70               122               174              266
Strategic Bond......................      70               122               175              267
Global Bond.........................      71               124               178              273
Total Return*.......................      70               123
Investment Quality Bond.............      69               118               168              254
Diversified Bond....................      70               123               177              271
U.S. Government Securities..........      69               118               168              254
Money Market........................      68               115               163              244
Lifestyle Aggressive 1000...........      72               129               188              293
Lifestyle Growth 820................      71               126               182              282
Lifestyle Balanced 640..............      71               124               178              274
Lifestyle Moderate 460..............      70               121               174              265
Lifestyle Conservative 280..........      69               118               168              254

* The example of expenses for these Trust portfolios contain figures for only one and three years since they are newly created portfolios.

         A contract owner would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets, if the contract owner annuitized as provided in the contract or did not surrender the contract at the end of the applicable time period:

TRUST PORTFOLIO                        1 YEAR          3 YEARS           5 YEARS           10 YEARS
---------------                        ------          -------           -------           --------
Pacific Rim Emerging Markets........     $27               $84              $143             $303
Science & Technology................      27                84               143              303
International Small Cap.............      28                85               145              307
Aggressive Growth...................      26                80               137              291
Emerging Small Company..............      26                80               137              292
Small Company Blend*................      27                83
Mid Cap Growth......................      26                79               134              286
Mid Cap Stock*......................      24                75
Overseas............................      27                82               140              298
International Stock.................      28                85               145              307
International Value*................      28                86
Mid Cap Blend.......................      24                74               127              272
Small Company Value.................      27                84               144              305

TRUST PORTFOLIO                        1 YEAR          3 YEARS           5 YEARS           10 YEARS
---------------                        ------          -------           -------           --------
Global Equity.......................      25                78               133              283
Growth..............................      24                74               127              272
Large Cap Growth....................      25                78               133              283
Quantitative Equity.................      23                70               120              258
Blue Chip Growth....................      24                75               128              274
Real Estate Securities..............      23                70               120              258
Value...............................      24                73               125              267
Growth & Income.....................      23                71               122              261
U.S. Large Cap Value*...............      25                77
Equity-Income.......................      24                75               129              275
Income & Value......................      24                74               127              271
Balanced............................      24                74               126              269
High Yield..........................      24                73               124              266
Strategic Bond......................      24                73               125              267
Global Bond.........................      24                75               128              273
Total Return*.......................      24                74
Investment Quality Bond.............      22                69               118              254
Diversified Bond....................      24                74               127              271
U.S. Government Securities..........      22                69               118              254
Money Market........................      21                66               113              244
Lifestyle Aggressive 100............      26                81               138              293
Lifestyle Growth 820................      25                77               132              282
Lifestyle Balanced 640..............      24                75               128              274
Lifestyle Moderate 460..............      23                72               124              265
Lifestyle Conservative 280..........      22                69               118              254

* The example of expenses for the Small Company Value Trust contains figures for only one and three years since it is a newly created portfolio.

INVESTMENT OPTIONS


         The Ven 3 and Ven 1 contracts do not provide for a fixed-dollar accumulation prior to the maturity date. Thus the descriptions in this Prospectus of the Fixed Account Investment Options, Loans and the transfer and Dollar Cost Averaging provisions, to the extent that they relate to the fixed account investment options, are not applicable to the Ven 1 and Ven 3 contracts. Ven 1 differs further in that only three of the thirty-eight sub-accounts of the Variable Account are available for the investment of contract values, namely, the Equity Trust, the Investment Quality Bond Trust and the Money Market Trust.


WITHDRAWAL CHARGES

         The withdrawal charges under the Ven 1 and Ven 3 contracts differ from the withdrawal charges described in this Prospectus.

Ven 3 Withdrawal Charge.

         The withdrawal charge assessed under the Ven 3 contract is as follows:

         If a withdrawal is made from the contract before the maturity date, a 5% withdrawal charge (contingent deferred sales charge) may be assessed. The amount of the withdrawal charge and when it is assessed are discussed below:

         1. Withdrawals are allocated to purchase payments on a first-in-first-out basis. Each time a contract owner requests a withdrawal, whether or not a withdrawal charge is assessed, the Company will liquidate purchase payments equal to the amount requested in the order such purchase payments were made: the oldest unliquidated purchase payment first, the next purchase payment second, etc. until all purchase payments have been liquidated. Once all purchase payments have been liquidated, additional withdrawals will be allocated to the remaining contract value.

         2. A withdrawal charge will be assessed against purchase payments liquidated in excess of the free withdrawal amount. The free withdrawal amount in any contract year is the greater of: (i) 10% of the contract value at the beginning of the contract year, or (ii) 10% of the total purchase payments made in the current contract year and the preceding 4 contract years plus the amount of all unliquidated purchase payments made 5 or more contract years prior to the current contract year. Therefore, no withdrawal charge will apply to any purchase payment that has been in the contract for at least 5 years. After all purchase payments have been liquidated, any remaining contract value (accumulated earnings) may be withdrawn free of charge.

         3. The withdrawal charge is deducted from the contract value remaining after the contract owner is paid the amount requested, except in the case of a complete withdrawal when it is deducted from the amount otherwise payable. The withdrawal charge is deducted from the contract value by canceling accumulation units of a value equal to the charge and is deducted from each investment account ("subdivision") in proportion to the amount withdrawn from each investment account. In the case of a partial withdrawal the amount requested from an investment account may not exceed the value of that investment account less any applicable withdrawal charge.

         4. Under no circumstances will the total of all withdrawal charges exceed 5% of total purchase payments.

         There is no withdrawal charge on distributions made as a result of the death of the annuitant or contract owner. There is also no withdrawal charge on amounts applied to an annuity option at the maturity date, as provided in the contract.

Ven 1 Withdrawal Charge.

         The withdrawal charge ("surrender charge") assessed under the Ven 1 contract is as follows:

         If a contract is surrendered, in whole or in part, before the maturity date, a withdrawal charge may be assessed. The amount of the withdrawal charge and when it is assessed are discussed below:

         The withdrawal charge is 5% of the lesser of (1) the amount surrendered or (2) the total of all purchase payments made within the sixty months immediately preceding the date of surrender. The charge is deducted from the contract value remaining after the contract owner is paid the amount requested, except in the case of a complete surrender when it is deducted from the amount otherwise payable. After the first contract year, no withdrawal charge will be made on that part of the first surrender in any contract year which does not exceed 10% of the contract value computed as of the date of such surrender. The right to surrender up to 10% of the contract value free of any withdrawal charge does not apply to qualified contracts issued as tax-sheltered annuities under
Section 403(b) of the Internal Revenue Code. There is no withdrawal charge on distributions made as a result of the death of the annuitant or contract owner. Under no circumstances will the total of all withdrawal charges exceed 9% of total purchase payments.

         The withdrawal charge will be deducted from the contract value by canceling accumulation units of a value equal to the charge. It will be made from each investment account in proportion to the amount withdrawn from such investment account.

OTHER CONTRACT CHARGES

         The Ven 1 contract provides for the deduction from each sub-account each valuation period of a charge at an effective annual rate of 1.30% of the contract reserves allocated to such sub-account, consisting of .8% for the mortality risk assumed by the Company and .5% for the expense risk assumed by the Company. However, there is no administration charge under the Ven 1 contract other than the $30 annual administration fee. The Ven 1 and Ven 3 contracts make no provision for the waiver of the $30 annual administration fee when prior to the maturity date the contract value equals or exceeds $100,000 at the time of the fee's assessment.

DEATH BENEFIT PROVISIONS

Ven 3 Death Benefit Provisions

         The provisions governing the death benefit prior to the maturity date under the Ven 3 contract are as follows:

         Death of Owner. The Company will pay a minimum death benefit to the beneficiary if the contract owner is the annuitant and dies before the maturity date. If the contract owner is not the annuitant and the contract owner dies before the annuitant and before the maturity date (or the contract owner is the annuitant and there is a surviving co-annuitant), instead of a minimum death benefit, the Company will distribute the contract owner's entire interest in the contract (the contract value determined on the date due proof of death and all required claim forms are received at the Company's Annuity Service Office) to the contract owner's estate or to a successor owner. Distributions to a beneficiary, successor owner, or estate, as appropriate, will be made no later than 5 years after the contract owner's death, unless (1) the contract owner's spouse is the beneficiary or successor owner (in which case the spouse will be treated as the owner and distribution will be made no later than the date on which distribution would be required in accordance with this paragraph after the death of the spouse), or (2) the distribution is made to the beneficiary or successor owner who is an individual, begins not later than a year after the contract owner's death, and is made over a period not greater than the life expectancy of that beneficiary or successor owner.

         Death of Annuitant. A minimum death benefit will be paid to the beneficiary if the contract owner is not the annuitant and the annuitant dies before the contract owner and before the maturity date. If there is a co-annuitant, the minimum death benefit will be paid on the death of the last surviving co-annuitant.

         Entity as Owner. If the contract is not owned by an individual, for example, if it is owned by a corporation or a trust, the special rules stated in this paragraph apply. A change in the annuitant shall be treated as the death of the owner for purposes of these special distribution rules and the Company will distribute the contract owner's entire interest in the contract. Distributions to the contract owner or to the beneficiary, as appropriate, will be made not later than 5 years after the annuitant's death, unless (1) the annuitant's spouse is the beneficiary (in which case the spouse will be treated as the contract owner and distribution will be made no later than the date on which distribution would be required in accordance with this paragraph after the death of the spouse), or (2) the distribution is made to a beneficiary who is an individual, begins not later than a year after the annuitant's death, and is made over a period not greater than the life expectancy of that beneficiary.

         General Provisions. If there is more than one individual contract owner, death benefits must be paid as provided in the contract upon the death of any such contract owner.

         If there is both an individual and a non-individual contract owner, death benefits must be paid as provided in the contract upon the death of the annuitant or any individual contract owner, whichever occurs earlier.

         Due proof of death and all required claim forms are required upon the death of the contract owner or annuitant.

         During the first five contract years, the minimum death benefit payable to a beneficiary upon death of the annuitant is the greater of (a) the contract value on the date due proof of death and all required claim forms are received at the Company's Annuity Service Office, or (b) the sum of all purchase payments made, less any amount deducted in connection with partial withdrawals. During any subsequent five contract year period, the minimum death benefit will be the greater of (a) the contract value on the date due proof of death and all required claim forms are received at the Company's Annuity Service Office, or
(b) the minimum death benefit determined in accordance with these provisions as of the last day of the previous five contract year period plus any purchase payments made and less any amount deducted in connection with partial withdrawals since then. The death benefit will be paid within seven days of receipt of due proof of death and all required claim forms at the Company's Annuity Service Office, subject to postponement under the same circumstances that payment of withdrawals may be postponed.

Ven 1 Death Benefit Provisions

         The death benefit provisions of the Ven 1 contract are as described above for the Ven 3 contract except that (i) the Ven 1 contract does not provide for the designation of successor owners or co-annuitants or changes of annuitants and (ii) the Ven 1 contract does not make special adjustments to the minimum death benefit for subsequent five contract year periods.

OTHER CONTRACT PROVISIONS

Transfers

         Under Ven 3 and Ven 1 contracts, owners may transfer all or part of their contract value to a fixed annuity contract issued by the Company at any time. In such case, the Company will waive any withdrawal charge that would otherwise be applicable under the terms of the contract. Similarly, the Company will permit holders of such fixed contracts to transfer certain contract values to the Variable Account. In such case, the contract values transferred will be attributable to certain purchase payments made under the fixed contract. For purposes of calculating the withdrawal charge under the contract, the contract date will be deemed to be the date of the earliest purchase payment transferred from the fixed contract and the date of other purchase payments transferred will be deemed to be the dates actually made under the fixed contract. A transfer of all or a part of the contract value from one contract to another may be treated as a distribution of all or a part of the contract value for Federal tax purposes.

         Under the Ven 1 contract, a contract owner may transfer prior to the maturity date amounts among investment accounts of the contract without charge, but such transfers cannot be made on more than two occasions in any contract year. After annuity payments have been made for at least 12 months under a Ven 1 contract, all or a portion of the assets held in a sub-account with respect to the contract may be transferred by the annuitant to one or more other sub-accounts. Such transfers can be made only once each 12 months upon notice to the Company at least 30 days before the due date of the first annuity payment to which the change will apply.

Annuity Option Provisions

         Under Ven 3 and Ven 1 contracts, there is no prescribed maturity date that will govern in the absence of contract owner selection. The owner must select a maturity date in the application. If no annuity option is selected by the owner of a Ven 3 or Ven 1 contract, the automatic option will be on a variable, not fixed, basis.

         Ven 3 and Ven 1 contracts require a minimum contract value in order to effect an annuity -- $2,000 for a Ven 3 contract and $5,000 for a Ven 1 contract, except for certain qualified Ven 1 contracts where the minimum is $3,500. Ven 3 and Ven 1 contracts prescribe no minimum amount for the first annuity payment but reserve the right to change the frequency of annuity payments if the first annuity payment would be less than $50.

Purchase Payments

         The provisions governing purchase payments under Ven 1 contracts are as follows: For qualified contracts, the minimum purchase payment is $25. For non-qualified contracts, the minimum initial purchase payment is $5,000 and the minimum subsequent purchase payment is $300. The Company may refuse to accept any purchase payment in excess of $10,000 per contract year.

Annuity Rates

         The annuity rates guaranteed in the Ven 1 contract differ from those guaranteed in the contract described in the Prospectus for annuitants of certain ages.

Annuity Tables Assumed Interest Rate

         A 4% assumed interest rate is built into the annuity tables in the Ven 1 and Ven 3 contracts used to determine the first variable annuity payment to be made under those contracts.

Beneficiary

         Under the Ven 3 and Ven 1 contracts certain provisions relating to beneficiary are as follows:

         The beneficiary is the person, persons, or entity designated in the application or as subsequently named. The beneficiary may be changed during the lifetime of the annuitant subject to the rights of any irrevocable beneficiary. Any change must be made in writing, approved by the Company and if approved, will be effective as of the date on which written. The Company assumes no liability for any payments made or actions taken before the change is approved. Prior to the maturity date, if no beneficiary survives the annuitant, the contract owner or the contract owner's estate will be the beneficiary. The interest of any beneficiary is subject to that of any assignee. In the case of certain qualified contracts, regulations promulgated by the Treasury Department prescribe certain limitations on the designation of a beneficiary.

GUARANTEED RETIREMENT INCOME PROGRAM

         The Guaranteed Retirement Income Program is not available for Ven 3 or Ven 1 contracts.

                        TABLE OF ACCUMULATION UNIT VALUES

                                 Ven 3 Contracts

                                                  UNIT VALUE             UNIT VALUE             NUMBER OF UNITS
SUB-ACCOUNT                                    AT START OF YEAR*       AT END OF YEAR            AT END OF YEAR
-----------                                    -----------------       --------------            --------------
Pacific Rim Emerging Markets
  1997..............................              $12.500000           $  8.180904                  10,161.117
  1998..............................                8.180904              7.695249                   9,792.536
Science & Technology
  1997..............................              $12.500000            $13.647195                  40,748.263
  1998..............................               13.647195             19.287390                  62,323.985
International Small Cap
  1996..............................              $12.500000            $13.493094                 227,222.471
  1997..............................               13.493094             13.410016                 169,875.665
  1998..............................               13.410016             14.792077                 114,166.793
Aggressive Growth
  1997..............................              $12.500000            $12.327066                  49,468.887
  1998..............................               12.327066             12.680777                  17,454.293
Emerging Small Company
  1997..............................              $12.500000            $14.574077                  16,351.863
  1998..............................               14.574077             14.381705                  28,130.114
Mid Cap Growth
  1996..............................              $12.500000            $13.215952                 293,765.467
  1997..............................               13.215952             15.020670                 272,918.809
  1998..............................               15.020670             19.002856                 239,011.757
Overseas
  1995..............................              $10.000000            $10.554228                 227,050.855
  1996..............................               10.554228             11.718276                 281,119.474
  1997..............................               11.718276             11.545714                 269,571.860
  1998..............................               11.545714             12.290162                 193,171.660
International Stock
  1997..............................              $12.500000            $12.652231                  69,740.167
  1998..............................               12.652231
Mid Cap Blend
  1987..............................              $10.000000           $  8.144663               4,242,221.369
  1988..............................                8.144663              9.695125              13,563,655.062
  1989..............................                9.695125             12.208846               1,443,222.778
  1990 .............................               12.208846             10.618693               2,192,929.561
  1991..............................               10.618693             12.349952               3,748,439.163
  1992..............................               12.349952             13.143309               4,354,245.114
  1993..............................               13.143309             15.075040               4,165,733.576
  1994..............................               15.075040             14.786831               2,684,785.345
  1995..............................               14.786831             20.821819               2,572,695.681
  1996..............................               20.821819             24.664354               2,196,812.816
  1997..............................               24.664354             29.002593               1,634,482.536
  1998..............................               29.002593             31.289551               1,382,873.088
Small Company Value
  1997..............................              $12.500000            $11.898363                   9,967.306
  1998..............................               11.898363             11.178700                  33,137.664

                                                  UNIT VALUE             UNIT VALUE            NUMBER OF UNITS
SUB-ACCOUNT                                    AT START OF YEAR*       AT END OF YEAR           AT END OF YEAR
-----------                                    -----------------       --------------           --------------
Global Equity
  1988..............................              $10.000000            $10.038462                 187,978.790
  1989..............................               10.038462             12.259530               1,599,855.768
  1990..............................               12.259530             10.827724               2,578,853.673
  1991..............................               10.827724             12.044260               2,395,298.635
  1992..............................               12.044260             11.790318               2,262,222.969
  1993..............................               11.790318             15.450341               3,100,733.209
  1994..............................               15.450341             15.500933               3,543,341.154
  1995..............................               15.500933             16.459655               2,642,703.724
  1996..............................               16.459655             18.276450               2,070,671.367
  1997..............................               18.276450             21.770913               1,665,275.671
  1998..............................               21.770913             24.098970               1,219,961.932
Growth
  1996..............................              $12.500000            $13.727312                  79,415.926
  1997..............................               13.727312             16.968111                 109,553.070
  1998..............................               16.968111             20.739989                 157,427.422
Large Cap Growth
  1989..............................              $10.000000           $  9.824046               7,476,667.034
  1990..............................                9.824046              8.982210               6,387,718.448
  1991..............................                8.982210             10.891189               6,407,235.310
  1992..............................               10.891189             11.623893               6,026,587.849
  1993..............................               11.623893             12.642493               5,042,331.574
  1994..............................               12.642493             12.381395               3,562,197.567
  1995..............................               12.381395             14.990551               2,708,444.950
  1996..............................               14.990551             16.701647               2,195,447.490
  1997..............................               16.701647             19.614359               1,834,275.557
  1998..............................               19.614359             23.040505               1,547,923.928
Quantitative Equity
  1997..............................              $12.500000            $16.107191                  14,117.858
  1998..............................               16.107191             20.068624                  31,764.609
Blue Chip Growth
  1992..............................              $10.000000           $  9.923524                 356,487.848
  1993..............................                9.923524              9.413546                 586,908.649
  1994..............................                9.413546              8.837480                 576,875.573
  1995..............................                8.837480             11.026969                 683,051.399
  1996..............................               11.026969             13.688523                 731,368.138
  1997..............................               13.688523             17.134232                 706,018.373
  1998..............................               17.134232             21.710674                 635,916.186
Real Estate Securities
  1997..............................              $12.500000            $14.949140                  38,437.470
  1998..............................               14.949140             12.317190                  21,303.966
Value
  1997..............................              $12.500000            $15.057118                  51,361.154
  1998..............................               15.057118             14.591878                  76,685.743
Growth & Income
  1991..............................              $10.000000            $10.973500               1,530,130.493
  1992..............................               10.973500             11.927411               2,211,083.415
  1993..............................               11.927411             12.893007               2,248,648.359
  1994..............................               12.893007             13.076664               2,043,186.985
  1995..............................               13.076664             16.660889               2,105,056.205
  1996..............................               16.660889             20.178770               1,828,514.772
  1997..............................               20.178770             26.431239               1,673,047.924
  1998..............................               26.431239             32.976967               1,444,081.319

                                                  UNIT VALUE             UNIT VALUE            NUMBER OF UNITS
SUB-ACCOUNT                                    AT START OF YEAR*       AT END OF YEAR           AT END OF YEAR
-----------                                    -----------------       --------------           --------------
Equity-Income
  1993..............................              $10.000000            $11.175534                 251,822.076
  1994..............................               11.175534             11.107620                 562,603.632
  1995..............................               11.107620             13.548849                 818,646.261
  1996..............................               13.548849             16.011513                 751,884.340
  1997..............................               16.011513             20.479412                 736,770.570
  1998..............................               20.479412             22.054902                 583,452.241
Income & Value
  1989..............................              $10.000000           $  9.973206               2,137,590.858
  1990..............................                9.973206              9.221559              23,978,405.670
  1991..............................                9.221559             11.023964              22,330,124.078
  1992..............................               11.023964             11.772128              20,887,367.134
  1993..............................               11.772128             12.775798              17,512,695.707
  1994..............................               12.775798             12.396295              12,484,174.615
  1995..............................               12.396295             14.752561               9,042,096.910
  1996..............................               14.752561             15.995076               7,206,776.711
  1997..............................               15.995076             18.276161               5,667,799.061
  1998..............................               18.276161             20.742457               4,737,002.275
Balanced
  1997..............................              $12.500000            $14.609853                   6,353.152
  1998..............................               14.609853             16.459454                  20,822.562
High Yield
  1997..............................              $12.500000            $13.890491                  37,067.803
  1998..............................               13.890491             14.078376                 114,881.361
Strategic Bond
  1993..............................              $10.000000            $10.750617                 163,195.638
  1994..............................               10.750617              9.965972                 181,540.594
  1995..............................                9.965972             11.716972                 211,267.468
  1996..............................               11.716972             13.250563                 258,026.189
  1997..............................               13.250563             14.500997                 306,407.827
  1998..............................               14.500997             14.486687                 430,512.235
Global Bond
  1988..............................              $10.000000            $10.097842                 108,831.804
  1989..............................               10.097842             10.404562                 300,163.262
  1990..............................               10.404562             11.642912                 470,980.068
  1991..............................               11.642912             13.302966                 692,920.988
  1992..............................               13.302966             13.415849                 976,794.214
  1993..............................               13.415849             15.741586               1,551,958.318
  1994..............................               15.741586             14.630721               1,018,783.920
  1995..............................               14.630721             17.772344                 793,225.829
  1996..............................               17.772344             19.803954                 648,725.739
  1997..............................               19.803954             20.104158                 460,365.576
  1998..............................               20.104158             21.333144                 315,284.329

                                                  UNIT VALUE             UNIT VALUE            NUMBER OF UNITS
SUB-ACCOUNT                                    AT START OF YEAR*       AT END OF YEAR           AT END OF YEAR
-----------                                    -----------------       --------------           --------------
Investment Quality Bond
  1987..............................              $10.000000            $10.357400               2,234,030.945
  1988..............................               10.357400             10.937890              10,253,483.698
  1989..............................               10.937890             12.008936               1,924,256.679
  1990..............................               12.008936             11.517610               1,423,403.443
  1991..............................               11.517610             13.183268               1,720,219.933
  1992..............................               13.183268             13.936240               1,572,065.442
  1993..............................               13.936240             15.118716               1,119,425.316
  1994..............................               15.118716             14.216516                 841,610.498
  1995..............................               14.216516             16.751499                 734,994.414
  1996..............................               16.751499             16.943257                 597,720.778
  1997..............................               16.943257             18.336912                 514,787.776
  1998..............................               18.336912             19.660365                 440,009.634
Diversified Bond
  1989..............................              $10.000000            $10.052759              11,861,277.612
  1990..............................               10.052759              9.531831              10,705,080.076
  1991..............................                9.531831             11.166459               8,708,253.007
  1992..............................               11.166459             11.821212               7,777,630.143
  1993..............................               11.821212             12.705196               6,463,981.799
  1994..............................               12.705196             12.298940               4,556,265.387
  1995..............................               12.298940             14.320582               3,177,786.472
  1996..............................               14.320582             15.113142               2,507,618.496
  1997..............................               15.113142             16.607511               1,928,258.300
  1998..............................               16.607511             18.125951               1,548,492.876
U.S. Government  Securities
  1988..............................              $10.000000           $  9.702201                  10,203.403
  1989..............................                9.702201             10.826483                 300,163.430
  1990..............................               10.826483             11.596537                 366,010.353
  1991..............................               11.596537             13.037076                 720,491.624
  1992..............................               13.037076             13.651495               1,938,232.553
  1993..............................               13.651495             14.490734               1,478,270.571
  1994..............................               14.490734             14.111357                 909,659.824
  1995..............................               14.111357             16.083213                 954,067.593
  1996..............................               16.083213             16.393307                 710,502.942
  1997..............................               16.393307             17.535478                 763,521.806
  1998..............................               17.535478             18.587049                 428,699.306
Money Market
  1987..............................              $10.000000            $10.317570                 510,079.365
  1988..............................               10.317570             10.865066                 983,327.102
  1989..............................               10.865066             11.634481               1,480,696.936
  1990..............................               11.634481             12.364687               4,430,249.555
  1991..............................               12.364687             12.890414               2,754,467.033
  1992..............................               12.890414             13.137257               2,138,783.498
  1993..............................               13.137257             13.303085               1,659,478.414
  1994..............................               13.303085             13.623292               3,357,660.681
  1995..............................               13.623292             14.190910               2,370,449.919
  1996..............................               14.190910             14.699636               1,577,496.585
  1997..............................               14.699636             15.241915                 778,379.937
  1998..............................               15.241915             15.794513                 878,869.580
Lifestyle Aggressive 1000
  1997..............................              $12.500000            $13.669625                  33,037.747
  1998..............................               13.669625             14.134419                  52,760.075

                                                  UNIT VALUE             UNIT VALUE            NUMBER OF UNITS
SUB-ACCOUNT                                    AT START OF YEAR*       AT END OF YEAR           AT END OF YEAR
-----------                                    -----------------       --------------           --------------
Lifestyle Growth 820
  1997..............................              $12.500000            $14.033299                 110,354.900
  1998..............................               14.033299             14.696667                 129,721.317
Lifestyle Balanced 640
  1997..............................              $12.500000            $14.066417                  11,640.415
  1998..............................               14.066417             14.664362                  51,041.225
Lifestyle Moderate 460
  1997..............................              $12.500000            $14.016704                   9,407.923
  1998..............................               14.016704                                        25,932.897
Lifestyle Conservative 280
  1997..............................              $12.500000            $13.825120                   9,967.306
  1998..............................               13.825120             15.025549                  10,098.134

* Units under this series of contracts were first credited under the sub-accounts on November, 1986, except in the case of:

- Investment Quality Bond and Money Market Trusts where units were first credited on May 4, 1987,

- Global Equity, Global Bond and U.S. Government Securities Trusts where units were first credited on March 18, 1988,

- Large Cap Growth, Income & Value and Diversified Bond Trusts where units were first credited on August 3, 1989,

-    Growth & Income Trust where units were first credited on April 23, 1991,

-    Blue Chip Growth Trust where units were first credited on December 11,
     1992,

- Equity-Income and Strategic Bond Trusts where units were first credited on February 19, 1993,

-    Overseas Trust where units were first credited on January 9, 1995,

- Mid Cap Growth and International Small Cap Trusts where units were first credited on March 4, 1996,

-    Growth Trust where units were first credited on July 15, 1996,

- Pacific Rim Emerging Markets, Science & Technology, Emerging Small Company, Aggressive Growth, International Stock, Quantitative Equity, Real Estate Securities, Value, Balanced and High Yield Trusts where units were first credited on January 1, 1997,

- Lifestyle Aggressive 1000, Lifestyle Growth 820, Lifestyle Balanced 640, Lifestyle Moderate 460, Lifestyle Conservative 280 Trusts where units were first credited on January 7, 1997, and

-    Small Company Value Trust where units were first credited on October 1,
     1997.

                        TABLE OF ACCUMULATION UNIT VALUES

                                 Ven 1 Contracts

                                                  UNIT VALUE             UNIT VALUE              NUMBER OF UNITS
SUB-ACCOUNT                                    AT START OF YEAR        AT END OF YEAR             AT END OF YEAR
-----------                                    ----------------        --------------             --------------
Mid Cap Blend*
  1985..............................              $10.000000            $10.734987                     385.265
  1986..............................               10.734987             12.558028                   4,651.489
  1987..............................               12.558028             13.248428                 179,246.825
  1988..............................               13.248428             15.787546                 146,228.732
  1989..............................               15.787546             19.902359                 108,382.617
  1990..............................               19.902359             17.329021                  93,278.975
  1991..............................               17.329021             20.176180                  88,873.664
  1992..............................               20.176180             21.495619                  39,451.366
  1993..............................               21.495619             24.681624                  29,876.682
  1994..............................               24.681624             24.235928                  24,893.636
  1995..............................               24.235928             34.164256                  18,792.722
  1996..............................               34.164256             40.513296                  18,983.608
  1997..............................               40.513296             47.690851                  17,422.710
  1998..............................               47.690851             51.507214                  14,154.988
Investment Quality Bond**
  1985..............................              $10.000000            $10.455832                     157.237
  1986..............................               10.455832             11.689643                   2,426.738
  1987..............................               11.689643             11.841366                 164,289.054
  1988..............................               11.841366             12.518584                 157,248.809
  1989..............................               12.518585             13.759270                 113,311.078
  1990..............................               13.759270             13.210721                 100,560.220
  1991..............................               13.210721             15.137617                  75,660.271
  1992..............................               15.137617             16.019604                  38,307.149
  1993..............................               16.019604             17.397685                  25,428.550
  1994..............................               17.397685             16.377174                  17,796.020
  1995..............................               16.377174             19.318272                  13,340.073
  1996..............................               19.318272             19.560775                  11,512.775
  1997..............................               19.560775             21.192677                  10,088.494
  1998..............................               21.192677             22.746879                   7,009.225
Money Market***
  1985..............................              $10.000000            $10.199136                     108.287
  1986..............................               10.199136             10.647679                     116.902
  1987..............................               10.647679             11.156548                  69,537.264
  1988..............................               11.156548             11.761294                  40,025.230
  1989..............................               11.761294             12.607783                  43,520.107
  1990..............................               12.607783             13.413682                  41,671.105
  1991..............................               13.413682             13.999175                  35,261.861
  1992..............................               13.999175             14.282708                   9,873.140
  1993..............................               14.282708             14.478685                   5,683.780
  1994..............................               14.478685             14.843213                   4,598.398
  1995..............................               14.843213             15.478376                   7,968.626
  1996..............................               15.478376             16.050779                   5,920.354
  1997..............................               16.050779             16.660935                   5,228.240
  1998..............................               16.660935             17.283692                   4,497.361

*        Commencement of operations July 1, 1985
**       Commencement of operations August 6, 1985
***      Commencement of operations August 23, 1985

                                   APPENDIX H

                   EXCHANGE OFFER - VEN 7 AND VEN 8 CONTRACTS

         The Contracts described in this Prospectus ("New Contracts") may be issued in exchange for certain annuity contracts previously issued by the Company ("Old Contracts"), which are substantially similar to the New Contracts, if the New Contract is available for sale in the state or jurisdiction of the owner of the Old Contract.

         For purposes of this exchange offer an "Old Contract" is defined as a contract issued prior to August 15, 1994 in all states except California, Idaho, Illinois, Montana, New Jersey, Oregon and South Carolina; prior to September 6, 1994 in Illinois and Montana; prior to October 3, 1994 in Idaho, New Jersey and Oregon; prior to January 3, 1995 in California; and prior to September 24, 1996 in South Carolina. The Old Contracts are described in Appendix D to this Prospectus and include both Ven 7 and Ven 8 contracts.

         The Company will permit an owner of an outstanding Old Contract to exchange his or her Contract for a New Contract without the imposition of a withdrawal charge at the time of exchange, except a possible market value charge, as described below. For purposes of computing the applicable withdrawal charge upon any withdrawals made subsequent to the exchange, the New Contract will be deemed to have been issued on the date the Old Contract was issued, and any purchase payment credited to the Old Contract will be deemed to have been credited to the New Contract on the date it was credited under the Old Contract. The death benefit under the New Contract on the date of its issue will be the greater of the minimum death benefit under the Old Contract or the contract value on the date of exchange and will "step up" annually thereafter as described in paragraph "6." below.

         Old Contract owners interested in a possible exchange should carefully review this Prospectus including Appendix D before deciding to make an exchange.

         AN EXCHANGE MAY NOT BE IN THE BEST INTERESTS OF AN OWNER OF AN OLD CONTRACT. Further, under Old Contracts with a fixed account investment option, a market value charge may apply to any amounts transferred from a three or six year investment account in connection with an exchange. (Reference should be made to the discussion of the market value charge under the caption "Fixed Account Investment Options" in the prospectus.) The Company believes that an exchange of Contracts will not be a taxable event for Federal tax purposes; however, any owner considering an exchange should consult a tax adviser. The Company reserves the right to terminate this exchange offer or to vary its terms at any time.

         The principal differences between the Old and New Contracts are as follows:

         1.   Annual Administration Fee.

         The New Contract will waive the $30 annual administration fee prior to the maturity date if the contract value is equal to or greater than $100,000 at the time the fee is assessed.

         2.   Withdrawal Charges.

         The withdrawal charges under the New Contract will be higher in certain cases. The withdrawal charges are the same under both Old and New Contracts for the first three years, but thereafter the charges under the New Contract are as noted below.

                           New Contract                                    Old Contract
                           ------------                                    ------------
         Number of Complete Years                             Number of Complete
           Purchase Payments In       Withdrawal Charge         Years Purchase         Withdrawal Charge
                 Contract                 Percentage         Payments in Contract          Percentage
         -------------------------- ----------------------- ------------------------ -----------------------
                     0                        6%                       0                       6%
                     1                        6%                       1                       6%
                     2                        5%                       2                       5%
                     3                        5%                       3                       4%
                     4                        4%                       4                       3%
                     5                        3%                       5                       2%
                     6                        2%                       6+                      0%
                     7+                       0%

         3. Minimum Interest Rate to be Credited for Any Guarantee Period.

         The minimum interest rate to be credited for any guarantee period under the fixed portion of the New Contract will be three percent as opposed to four percent under the Old Contract. The market value charge under the New Contract will be limited so as to only affect accumulated earnings in excess of three percent, whereas under the Old Contract the market value charge is limited so as to not invade principal.

         4.  Annuity Purchase Rates.

         The annuity purchase rates guaranteed in the New Contract have been determined using 3% as opposed to 4% under the Old Contract.

         5.  Group Deferred Annuity Contracts.

         (New Jersey, South Carolina and Washington contract owners only) Old Contracts are individual deferred annuity contracts whereas the New Contracts are group deferred annuity contracts. Ownership of an individual contract is evidenced by the issuance of an individual annuity contract whereas participation in a group contract is separately accounted for by the issuance of a certificate evidencing the owner's interest under the contract. Under the group contract, contracts have been issued to the Venture Trust, a trust established with United Missouri Bank, N.A., Kansas City, Missouri, as group holder for groups comprised of persons who have brokerage accounts with brokers having selling agreements with Manufacturers Securities Services, LLC.

         6.  Differences Relating to the Death Benefit

         a.  Differences Between Death Benefit of Old Contracts and New
Contracts

                  Death Benefit for Old Contracts

         The minimum death benefit during the first six contract years will be equal to the greater of: (a) the owner's contract value on the date due proof of death and all required claim forms are received at the Company's Annuity Service Office, or (b) the sum of all purchase payments made by or on behalf of the owner, less any amount deducted in connection with partial withdrawals made by the owner. During any subsequent six contract year period, the minimum death benefit will be the greater of (a) the owner's contract value on the date due proof of death and all required claim forms are received at the Company's Annuity Service Office, or (b) the minimum death benefit on the last day of the previous six contract year period plus any purchase payments made by or on behalf of the owner and less any amount deducted in connection with partial withdrawals made by the owner since then. If the annuitant dies after the first of the month following his or her 85th birthday, the minimum death benefit will be the owner's contract value on the date due proof of death and all required claim forms are received at the Company's Annuity Service Office.

                  Death Benefit for New Contracts

The death benefit varies by state and date of issue as follows.

A.       The following death benefit generally applies to contracts issued:

         ON OR AFTER:            IN THE STATES OF:
         May 1, 1998             Alaska, Alabama, Arizona, Arkansas, California,
                                 Colorado, Delaware, Georgia, Hawaii, Idaho,
                                 Illinois, Indiana, Iowa, Kansas, Kentucky,
                                 Louisiana, Maine, Michigan, Mississippi,
                                 Missouri, Nebraska, Nevada, New Jersey, New
                                 Mexico, North Carolina, North Dakota, Ohio,
                                 Oklahoma, Pennsylvania, Rhode Island, South
                                 Carolina, South Dakota, Tennessee, Utah,
                                 Vermont, Virginia, West Virginia, Wisconsin,
                                 Wyoming

         June 1, 1998            Connecticut

         July 1, 1998            Minnesota, Montana, District of Columbia

         October 1, 1998         Texas

         ON OR AFTER:            IN THE STATES OF:
         February 1, 1999        Massachusetts

         March 15, 1999          Florida, Maryland, Oregon

         If any owner dies and the oldest owner had an attained age of less than 81 years on the contract date, the death benefit will be determined as follows:

         During the first contract year, the death benefit will be the greater of:

         -        the contract value or

         - the sum of all purchase payments made, less any amounts deducted in connection with partial withdrawals.

         During any subsequent contract year, the death benefit will be the greater of:

         -        the contract value or

         - the death benefit on the last day of the previous contract year, plus any purchase payments made and less any amounts deducted in connection with partial withdrawals since then.

         If any owner dies on or after his or her 81st birthday, the death benefit will be the greater of

         -        the contract value or

         - the death benefit on the last day of the contract year ending just prior to the owner's 81st birthday, plus any payments made, less amounts deducted in connection with partial withdrawals.

         If any owner dies and the oldest owner had an attained age of 81 years or greater on the contract date, the death benefit will be the greater of:

         -        the contract value or

         - the sum of all purchase payments made, less any amounts deducted in connection with partial withdrawals.

B. The following death benefit generally applies to contracts issued in the states of Washington, Puerto Rico, and to contracts issued:

         PRIOR TO:               IN THE STATES OF:
         May 1, 1998             Alaska, Alabama, Arizona, Arkansas, California,
                                 Colorado, Delaware, Georgia, Hawaii, Idaho,
                                 Illinois, Indiana, Iowa, Kansas, Kentucky,
                                 Louisiana, Maine, Michigan, Mississippi,
                                 Missouri, Nebraska, Nevada, New Jersey, New
                                 Mexico, North Carolina, North Dakota, Ohio,
                                 Oklahoma, Pennsylvania, Rhode Island, South
                                 Carolina, South Dakota, Tennessee, Utah,
                                 Vermont, Virginia, West Virginia, Wisconsin,
                                 Wyoming

         June 1, 1998            Connecticut

         July 1, 1998            Minnesota, Montana, District of Columbia

         October 1, 1998         Texas

         February 1, 1999        Massachusetts

         March 15, 1999          Florida, Maryland, Oregon

         If any owner dies on or prior to his or her 85th birthday and the oldest owner had an attained age of less than 81 years on the contract date, the death benefit will be determined as follows:

         During the first contract year, the death benefit will be the greater of:

         -        the contract value or

         - the sum of all purchase payments made, less any amounts deducted in connection with partial withdrawals.

         During any subsequent contract year, the death benefit will be the greater of:

         -        the contract value or

         - the death benefit on the last day of the previous contract year, plus any purchase payments made and less any amounts deducted in connection with partial withdrawals since then.

         If any owner dies after his or her 85th birthday and the oldest owner had an attained age of less than 81 years on the contract date, the death benefit will be the greater of:

         -        the contract value or

         - the sum of all purchase payments made, less any amounts deducted in connection with partial withdrawals.

         If any owner dies and the oldest owner had an attained age greater than 80 on the contract date, the death benefit will be the contract value less any applicable withdrawal charges at the time of payment of benefits. For contracts issued on or after October 1, 1997, we will waive any withdrawal charges applied against the death benefit.

         b.  Differences Regarding When Death Benefit Will Be Paid

         The death benefit of the New Contract will be payable upon the death of the owner (or first owner to die if there is more than one owner). The death benefit of the Old Contract is payable on the death of the annuitant (or last annuitant to die if there is more than one annuitant); if the owner predeceases the annuitant, the Old Contract contract value is paid, which may be a lesser amount than the death benefit payable on the death of the annuitant.

         The above comparison does not take into account differences between the Old Contracts, as amended by qualified plan endorsements, and the New Contracts, as amended by similar qualified plan endorsements. Owners using their Old Contracts in connection with a qualified plan should consult a tax advisor. See also the Federal Tax Matters section of the prospectus.

         7. Investment Options


         The New Contract provides for five fixed investment options except, Florida, Maryland and Oregon where two fixed investment options are available. The Old Contract provides for three fixed investment options: one, three and six year.

                                   APPENDIX I

                   EXCHANGE OFFER - VEN 1 AND VEN 3 CONTRACTS

         The Contracts described in this Prospectus ("New Contracts") may be issued in exchange for Ven 1 and Ven 3 annuity contracts previously issued by the Company. Ven 1 and Ven 3 (collectively, "Old Contracts") contracts are described in Appendix G.

         The Company will permit an owner of an outstanding Ven 1 and Ven 3 to exchange his or her Old Contract for a New Contract without the imposition of a withdrawal charge at the time of exchange. For purposes of computing the applicable withdrawal charge upon any withdrawals made subsequent to the exchange, the New Contract will be deemed to have been issued on the date the Old Contract was issued, and any purchase payment credited to the Old Contract will be deemed to have been credited to the New Contract on the date it was credited under the Old Contract. The death benefit under the New Contract on the date of its issue will be the greater of the minimum death benefit under the Old Contract or the contract value on the date of exchange and will "step up"annually thereafter as described in paragraph "2." below.

         Old Contract owners interested in a possible exchange should carefully review this Prospectus including Appendix E before deciding to make an exchange.

         AN EXCHANGE MAY NOT BE IN THE BEST INTERESTS OF AN OWNER OF AN OLD CONTRACT. The Company believes that an exchange of Contracts will not be a taxable event for Federal tax purposes; however, any owner considering an exchange should consult a tax adviser. The Company reserves the right to terminate this exchange offer or to vary its terms at any time.

         The principal differences between the Old and New Contracts are as follows:

         1.  Separate Account Annual Expenses; Contract Owner Transaction
Expenses

         The New Contract and the Old Contracts have different separate account and annual expenses as well as different contract owner transaction expenses as noted in the chart below:

New Contract and Ven 3 Separate Account Annual Expenses
----------------------------------------------------------------
(as a percentage of average account value)

Separate Account Annual Expenses
Mortality and expense risk fees..........................   1.25%
Administration fee - asset based.........................   0.15%
                                                           -----
Total Separate Account Annual Expenses...................   1.40%

New Contract and Ven 3 Transaction Expenses
----------------------------------------------------------------
Annual Administration Fee.................................   $30*
Dollar Cost Averaging Charge.............................   none

Ven 1 Separate Account Annual Expenses
----------------------------------------------------------------
(as a percentage of average account value)

Separate Account Annual Expenses
Mortality and expense risk fees........................     1.30%
                                                           -----
Total Separate Account Annual Expenses.................     1.30%

Ven 1 Transaction Expenses
----------------------------------------------------------------
Annual Administration Fee..............................      $30
Dollar Cost Averaging Charge...........................     none

*For New Contracts, the $30 annual administration fee will not be assessed prior to the maturity date if at the time of its assessment the sum of all investment account values is greater than or equal to $100,000.

2.   Withdrawal Charges.

         The withdrawal charges under the New Contract will be higher in certain cases as noted below.

                           New Contract                              Ven 3 and Ven 1 Contracts
                           ------------                              -------------------------
         Number of Complete Years                             Number of Complete
           Purchase Payments In       Withdrawal Charge         Years Purchase         Withdrawal Charge
                 Contract                 Percentage         Payments in Contract          Percentage
         -------------------------- ----------------------- ------------------------ -----------------------
                     0                        6%                       0                       5%
                     1                        6%                       1                       5%
                     2                        5%                       2                       5%
                     3                        5%                       3                       5%
                     4                        4%                       4                       5%
                     5                        3%                       5                       5%
                     6                        2%                       6+                      0%
                     7+                       0%

3.  Death Benefit

         a.  Differences Between Death Benefit of Old Contracts and New
Contracts

                  Death Benefit for Ven 3 Contracts

         The minimum death benefit during the first five contract years will be equal to the greater of:

         (a) the contract value on the date due proof of death and all required claim forms are received at the Company's Annuity Service Office, or

         (b) the sum of all purchase payments made by or on behalf of the owner, less any amount deducted in connection with partial withdrawals made by the owner.

         During any subsequent five contract year period, the minimum death benefit will be the greater of:

         (a) the contract value on the date due proof of death and all required claim forms are received at the Company's Annuity Service Office, or

         (b) the minimum death benefit on the last day of the previous five contract year period plus any purchase payments made by or on behalf of the owner less any amount deducted in connection with partial withdrawals made by the owner since then.

                  Death Benefit for Ven 1 Contracts

         The minimum death benefit is the greater of:

         (a) the contract value on the date due proof of death and all required claim forms are received at our Annuity Service Office, or

         (b) the sum of all purchase payments made, less any amount deducted in connection with partial withdrawals.

                  Death Benefit for New Contracts

The death benefit varies by state and date of issue as follows.

A.       The following death benefit generally applies to contracts issued:

         ON OR AFTER:            IN THE STATES OF:
         May 1, 1998             Alaska, Alabama, Arizona, Arkansas, California,
                                 Colorado, Delaware, Georgia, Hawaii, Idaho,
                                 Illinois, Indiana, Iowa, Kansas, Kentucky,
                                 Louisiana, Maine, Michigan, Mississippi,
                                 Missouri, Nebraska, Nevada, New Jersey, New
                                 Mexico, North Carolina, North Dakota, Ohio,
                                 Oklahoma, Pennsylvania, Rhode Island, South
                                 Carolina, South Dakota, Tennessee, Utah,
                                 Vermont, Virginia, West Virginia, Wisconsin,
                                 Wyoming

         June 1, 1998            Connecticut

         July 1, 1998            Minnesota, Montana, District of Columbia

         October 1, 1998         Texas

         February 1, 1999        Massachusetts

         March 15, 1999          Florida, Maryland, Oregon

         If any owner dies and the oldest owner had an attained age of less than 81 years on the contract date, the death benefit will be determined as follows:

         During the first contract year, the death benefit will be the greater of:

         -        the contract value or

         - the sum of all purchase payments made, less any amounts deducted in connection with partial withdrawals.

         During any subsequent contract year, the death benefit will be the greater of:

         -        the contract value or

         - the death benefit on the last day of the previous contract year, plus any purchase payments made and less any amounts deducted in connection with partial withdrawals since then.

         If any owner dies on or after his or her 81st birthday, the death benefit will be the greater of

         -        the contract value or

         - the death benefit on the last day of the contract year ending just prior to the owner's 81st birthday, plus any payments made, less amounts deducted in connection with partial withdrawals.

         If any owner dies and the oldest owner had an attained age of 81 years or greater on the contract date, the death benefit will be the greater of:

         -        the contract value or

         - the sum of all purchase payments made, less any amounts deducted in connection with partial withdrawals.

B. The following death benefit generally applies to contracts issued in the states of Washington, Puerto Rico, and to contracts issued:

         PRIOR TO:               IN THE STATES OF:
         May 1, 1998             Alaska, Alabama, Arizona, Arkansas, California,
                                 Colorado, Delaware, Georgia, Hawaii, Idaho,
                                 Illinois, Indiana, Iowa, Kansas, Kentucky,
                                 Louisiana, Maine, Michigan, Mississippi,
                                 Missouri, Nebraska, Nevada, New Jersey, New
                                 Mexico, North Carolina, North Dakota, Ohio,
                                 Oklahoma, Pennsylvania, Rhode Island, South
                                 Carolina, South Dakota, Tennessee, Utah,
                                 Vermont, Virginia, West Virginia, Wisconsin,
                                 Wyoming

         June 1, 1998            Connecticut

         July 1, 1998            Minnesota, Montana, District of Columbia

         October 1, 1998         Texas

         February 1, 1999        Massachusetts

         March 15, 1999          Florida, Maryland, Oregon

         If any owner dies on or prior to his or her 85th birthday and the oldest owner had an attained age of less than 81 years on the contract date, the death benefit will be determined as follows:

         During the first contract year, the death benefit will be the greater of:

         -        the contract value or

         - the sum of all purchase payments made, less any amounts deducted in connection with partial withdrawals.

         During any subsequent contract year, the death benefit will be the greater of:

         -        the contract value or

         - the death benefit on the last day of the previous contract year, plus any purchase payments made and less any amounts deducted in connection with partial withdrawals since then.

         If any owner dies after his or her 85th birthday and the oldest owner had an attained age of less than 81 years on the contract date, the death benefit will be the greater of:

         -        the contract value or

         - the sum of all purchase payments made, less any amounts deducted in connection with partial withdrawals.

         If any owner dies and the oldest owner had an attained age greater than 80 on the contract date, the death benefit will be the contract value less any applicable withdrawal charges at the time of payment of benefits. For contracts issued on or after October 1, 1997, we will waive any withdrawal charges applied against the death benefit..

         b.  Differences Regarding When Death Benefit Will Be Paid

         In general, the death benefit of the New Contract will be payable on the death of the owner (or first owner to die if there is more than one owner). The death benefit of the Ven 3 and Ven 1 contracts is generally payable on the death of the annuitant (or last annuitant to die if there is more than one annuitant); if the owner predeceases the annuitant, the Ven 3 or Ven 1 contract value (as applicable) is paid, which may be a lesser amount than the death benefit payable on the death of the annuitant.

4.  Number of Investment Options.


         The New Contract provides for forty-six investment options (forty-one variable and five fixed), except in Florida, Maryland and Oregon where two fixed investment options are available. Neither the Ven 3 contract nor the Ven 1 contract provide for fixed investment options. In addition, the Ven 1 contract offers only three variable investment options.


5.  Annuity Purchase Rates.

         The annuity purchase rates guaranteed in the New Contract have been determined using 3% as opposed to 4% under the Ven 1 and Ven 3 contracts.

6.  Federal Tax Considerations.

         Certain Ven 3 and Ven 1 contracts may not be subject to some changes in the Federal tax law that have occurred since the contracts were issued, i.e., the contracts were "grandfathered." If such a grandfathered contract is exchanged, the New Contract is likely to be subject to the changes in the law. For example, annuity contracts issued on or prior to April 22, 1987 are generally not subject to Federal tax rules treating transfers of annuity contracts for inadequate consideration as taxable events. See "Taxation of Partial and Full Withdrawals" in the Federal Tax Matters section of this prospectus. A New Contract received in exchange for a Ven 3 or Ven 1 contract would, however, typically be subject to these rules.

                                   APPENDIX J

             EXCHANGE OFFER - MANAMERICA LIFESTYLE ANNUITY CONTRACTS

Exchange Offer in all States Except New Hampshire, New York and the Territory of Guam

         In all states except New Hampshire, New York and the territory of Guam, the contracts described in this Prospectus ("New Contracts") may be issued in exchange for contracts previously issued by The Manufacturers Life Insurance Company of America ("ManAmerica"), an affiliate of the Company. The ManAmerica annuity contracts were offered through the Lifestyle Multi-Account Flexible Payment Variable Annuity ("Lifestyle Contract").

         The Company will permit an owner of an outstanding Lifestyle Contract to exchange the Lifestyle Contract for a New Contract without the imposition of a withdrawal charge at the time of exchange except a possible market value adjustment as described below. For purposes of computing the applicable withdrawal charge upon any withdrawals made subsequent to the exchange, the New Contract will be deemed to have been issued on the date the Lifestyle Contract was issued, and any purchase payment credited to the Lifestyle Contract will be deemed to have been credited to the New Contract on the date it was credited under the Lifestyle Contract. The death benefit under the New Contract on the date of its issue will be the contract value under the Lifestyle Contract on the date of exchange, and will "step up" annually thereafter as described in paragraph "5." below.

         Lifestyle Contract owners interested in a possible exchange should carefully review both the Lifestyle Contract prospectus and the remainder of this Prospectus before deciding to make an exchange.

         AN EXCHANGE MAY NOT BE IN THE BEST INTERESTS OF AN OWNER OF A LIFESTYLE CONTRACT. Further, under Lifestyle Contracts, a market value adjustment may apply to any amounts transferred from a fixed investment account in connection with an exchange. (Reference should be made to the discussion of the market value adjustment under "Market Value Adjustment" in the Lifestyle Contract prospectus.) The Company believes that an exchange as described above will not be a taxable event for Federal tax purposes; however, any owner considering an exchange should consult a tax adviser. The Company reserves the right to terminate this exchange offer or to vary its terms at any time.

         THE PRINCIPAL DIFFERENCES BETWEEN THE LIFESTYLE CONTRACTS AND THE NEW CONTRACTS ARE AS FOLLOWS:

         1. Separate Account and Fixed Account Expenses; Contract Owner Transaction Expenses

         The New Contract and the Lifestyle Contract have different separate account and fixed account annual expenses as well as different contract owner transaction expenses as noted in the chart below:

New Contract Separate Account Annual Expenses
(as a percentage of average account value)

Separate Account Annual Expenses

Mortality and expense risk fees.............  1.25%
Administration fee - asset based............  0.15%
                                              -----
Total Separate Account Annual Expenses......  1.40%

New Contract Owner Transaction Expenses

Annual Administration Fee...................  $30*
Dollar Cost Averaging Charge................  none


*The $30 annual administration fee will not be assessed prior to the maturity date if at the time of its assessment the sum of all investment account values is greater than or equal to $100,000.

Lifestyle Contract Separate Account Annual Expenses

Separate Account Annual Expenses

Mortality and Expense Risk Charge                                                             Annual Rate
                                                                                              -----------
         Charged daily as a percentage of average Variable Account Values*                       0.80%
         Charged monthly as a percentage of the policy month-start
           Variable and Fixed Account Assets*                                                    0.45%
                                                                                                 1.25%
Other Separate Account Expenses
         Charge for administration charged daily as a percentage of average
           Variable Account Values                                                               0.20%
Total Separate Account Annual Expenses                                                           1.45%

Lifestyle Contract Owner Transaction Expenses

Record Keeping Charge                                                                            $30**
Dollar Cost Averaging Charge
  (if selected and applicable)                                                                   $5***

*A mortality and expense risk charge of 0.80% per annum is deducted daily from separate account assets, and a mortality and expense risk charge of 0.45% per annum is deducted monthly from variable policy values and fixed account values.

**A record-keeping charge of 2% of the policy value up to a maximum of $30 is deducted during the accumulation period on the last day of a policy year. The charge is also deducted upon full surrender of a policy on a date other than the last day of a policy year.

***Transfers pursuant to the optional Dollar Cost Averaging program are free if policy value exceeds $15,000 at the time of the transfer, but otherwise incur a $5 charge.

         2.  Number of Variable Investment Options

         The Lifestyle Contract has eight variable investment options whereas the New Contract has thirty eight variable investment options.

         3.  Fixed Account Investment Options

         The Lifestyle Contract has a Guaranteed Interest Account as well as Fixed Accounts with guarantee periods ranging from 1 to 10 years whereas the New Contract offers five fixed account investment options: one, three, five and seven year guaranteed investment accounts and a dollar cost averaging fixed investment account, except in Florida, Maryland and Oregon where two fixed account investment options are offered: one year guaranteed investment account and a DCA fixed investment account. The Lifestyle Contract Guaranteed Interest Account credits a rate of interest that is subject to change daily. The New Contract does not offer a similar investment option. See "The Guaranteed Interest Account" in the Lifestyle Contract prospectus. The market value adjustment for the Lifestyle Contract Fixed Accounts is different from the market value charge for the New Contract fixed account investment options. The Lifestyle Contract adjustment and the New Contract charge both reduce the withdrawal amount when current interest rates are higher than the credited rate on the fixed investment although the magnitude of the adjustments may differ due to differences in adjustment formulas. The Lifestyle Contract adjustment also provides upside potential, increasing the withdrawal value when current interest rates are lower than the fixed account credited rate. The New Contract charge does not provide this upside potential. See "Market Value Adjustment" in the Lifestyle Contract prospectus and "Fixed Account Investment Options" in the New Contract prospectus.

         4.   Withdrawal Charges

         The withdrawal charges under the New Contract are different from the Lifestyle Contract. The withdrawal charges under the Lifestyle Contract and the New Contract are as follows:

                           Lifestyle Contract                                New Contract
         -------------------------------------------------  -----------------------------------------------
         Number of Complete Years                             Number of Complete
           Purchase Payments In       Withdrawal Charge         Years Purchase         Withdrawal Charge
                 Contract                Percentage          Payments in Contract          Percentage
         -------------------------- ----------------------  ------------------------ -----------------------
                         0                        8%                       0                       6%
                         1                        8%                       1                       6%
                         2                        8%                       2                       5%
                         3                        6%                       3                       5%
                         4                        4%                       4                       4%
                         5                        2%                       5                       3%
                         6+                       0%                       6                       2%
                                                                           7+                      0%

         5.  Minimum Death Benefit

         Differences Between the Minimum Death Benefit of the Lifestyle Contract and the New Contract are as follows:

         Minimum Death Benefit for Lifestyle Contract

         Upon the occurrence of the death of the original policyowner, ManAmerica will compare the policy value to the Survivor Benefit Amount (described below) and, if the policy value is lower, ManAmerica will deposit sufficient funds into the Money Market Variable Account to make the policy value equal the Survivor Benefit Amount. Any funds which ManAmerica deposits into the Money Market Variable Account will not be deemed a purchase payment for purposes of calculating withdrawal charges.

         The Survivor Benefit Amount is calculated as follows: (1) when the policy is issued, the Survivor Benefit Amount is set equal to the initial purchase payment; (2) each time a purchase payment is made, the Survivor Benefit Amount is increased by the amount of the purchase payment; (3) each time a withdrawal is made, the Survivor Benefit Amount is reduced by the same percentage as the Gross Withdrawal Amount (withdrawal amounts prior to deduction of charges and any adjustment for applicable market value adjustments) bears to the policy value; (4) in jurisdictions where it is allowed, on every sixth policy anniversary ManAmerica will set the Survivor Benefit Amount to the greater of its current value or the policy value on that policy anniversary, provided the original contract owner is still alive and is not older than age 85.

         Minimum Death Benefit for New Contracts

The death benefit varies by state and date of issue as follows.

A.       The following death benefit generally applies to contracts issued:

ON OR AFTER:               IN THE STATES OF:
May 1, 1998                Alaska, Alabama, Arizona, Arkansas, California,
                           Colorado, Delaware, Georgia, Hawaii, Idaho, Illinois,
                           Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine,
                           Michigan, Mississippi, Missouri, Nebraska, Nevada,
                           New Jersey, New Mexico, North Carolina, North Dakota,
                           Ohio, Oklahoma, Pennsylvania, Rhode Island, South
                           Carolina, South Dakota, Tennessee, Utah, Vermont,
                           Virginia, West Virginia, Wisconsin, Wyoming

ON OR AFTER:               IN THE STATES OF:
July 1, 1998               Minnesota, Montana, District of Columbia

October 1, 1998            Texas

February 1, 1999           Massachusetts

March 15, 1999             Florida, Maryland, Oregon

         If any owner dies and the oldest owner had an attained age of less than 81 years on the contract date, the death benefit will be determined as follows:

During the first contract year, the death benefit will be the greater of:

-        the contract value or

- the sum of all purchase payments made, less any amounts deducted in connection with partial withdrawals.

During any subsequent contract year, the death benefit will be the greater of:

-        the contract value or

- the death benefit on the last day of the previous contract year, plus any purchase payments made and less any amounts deducted in connection with partial withdrawals since then.

         If any owner dies on or after his or her 81st birthday, the death benefit will be the greater of

-        the contract value or

- the death benefit on the last day of the contract year ending just prior to the owner's 81st birthday, plus any payments made, less amounts deducted in connection with partial withdrawals.

         If any owner dies and the oldest owner had an attained age of 81 years or greater on the contract date, the death benefit will be the greater of:

-        the contract value or

- the sum of all purchase payments made, less any amounts deducted in connection with partial withdrawals.

B. The following death benefit generally applies to contracts issued in the states of Washington, Puerto Rico, and to contracts issued:

PRIOR TO:                  IN THE STATES OF:
May 1, 1998                Alaska, Alabama, Arizona, Arkansas, California,
                           Colorado, Delaware, Georgia, Hawaii, Idaho, Illinois,
                           Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine,
                           Michigan, Mississippi, Missouri, Nebraska, Nevada,
                           New Jersey, New Mexico, North Carolina, North Dakota,
                           Ohio, Oklahoma, Pennsylvania, Rhode Island, South
                           Carolina, South Dakota, Tennessee, Utah, Vermont,
                           Virginia, West Virginia, Wisconsin, Wyoming

June 1, 1998               Connecticut

July 1, 1998               Minnesota, Montana, District of Columbia

October 1, 1998            Texas

February 1, 1999           Massachusetts

March 15, 1999             Florida, Maryland, Oregon

         If any owner dies on or prior to his or her 85th birthday and the oldest owner had an attained age of less than 81 years on the contract date, the death benefit will be determined as follows:

During the first contract year, the death benefit will be the greater of:

-        the contract value or

- the sum of all purchase payments made, less any amounts deducted in connection with partial withdrawals.

During any subsequent contract year, the death benefit will be the greater of:

-        the contract value or

- the death benefit on the last day of the previous contract year, plus any purchase payments made and less any amounts deducted in connection with partial withdrawals since then.

         If any owner dies after his or her 85th birthday and the oldest owner had an attained age of less than 81 years on the contract date, the death benefit will be the greater of:

-        the contract value or

- the sum of all purchase payments made, less any amounts deducted in connection with partial withdrawals.

         If any owner dies and the oldest owner had an attained age greater than 80 on the contract date, the death benefit will be the contract value less any applicable withdrawal charges at the time of payment of benefits. For contracts issued on or after October 1, 1997, we will waive any withdrawal charges applied against the death benefit.

         6.  Annuity Payments

         Annuity payments under the Lifestyle Contract will be made on a fixed basis only whereas annuity payments under the New Contract may be made on a fixed or variable basis or a combination of fixed and variable bases.

         7.  Annuity Value Guarantee

         The Lifestyle Contract guarantees that, in those jurisdictions where permitted, under certain conditions the policy value available at the annuity commencement date will be the greater of the policy value or an amount reflecting the purchase payment and withdrawals made by the contract owner (the "Annuity Value Guarantee"). The New Contract does not have an Annuity Value Guarantee.

         8.  Annuity Purchase Rates

         The annuity purchase rates guaranteed in the New Contract are based on the 1983 Table A projected at Scale G, assume births in year 1942 and reflect an assumed interest rate of 3% per year. The annuity purchase rates guaranteed in the Lifestyle Contract are based on the 1983 Individual Annuity Mortality Tables and an assumed interest rate of 3% per year.

                                     * * * *

         Contract owners who do not wish to exchange their Lifestyle Contracts for the New Contracts may continue to make purchase payments to their Lifestyle Contracts. Or, they can keep their Lifestyle Contracts and buy a New Contract to which to apply additional purchase payments.

         The above comparison does not take into account differences between the Lifestyle Contracts, as amended by qualified plan endorsements, and the New Contracts, as amended by similar qualified plan endorsements. Owners using their Lifestyle Contract in connection with a qualified plan should consult a tax advisor. See also the Federal Tax Matters section of this prospectus and the Lifestyle Contract prospectuses.

                                   APPENDIX K

   EXCHANGE OFFER - MANAMERICA MULTI-ACCOUNT FLEXIBLE PAYMENT VARIABLE ANNUITY

Exchange Offer in all States Except New Hampshire, New York and the Territory of Guam

         In all states except New Hampshire, New York and the territory of Guam, the contracts described in this Prospectus ("New Contracts") may be issued in exchange for contracts previously issued by The Manufacturers Life Insurance Company of America ("ManAmerica"), an affiliate of the Company. The ManAmerica annuity contracts were offered through the Multi-Account Flexible Payment Variable Annuity ("Manulife Annuity Contract").

         The Company will permit an owner of an outstanding Manulife Annuity Contract to exchange the Manulife Annuity Contract for a New Contract without the imposition of a withdrawal charge at the time of exchange. For purposes of computing the applicable withdrawal charge upon any withdrawals made subsequent to the exchange, the New Contract will be deemed to have been issued on the date the Manulife Annuity Contract was issued, and any purchase payment credited to the Manulife Annuity Contract will be deemed to have been credited to the New Contract on the date it was credited under the Manulife Annuity Contract. The death benefit under the New Contract on the date of its issue will be the contract value under the Manulife Annuity Contract on the date of exchange, and will "step up" annually thereafter as described in paragraph "4." below.

         Manulife Annuity Contract owners interested in a possible exchange should carefully review both the Manulife Annuity Contract prospectus and the remainder of this Prospectus before deciding to make an exchange.

         AN EXCHANGE MAY NOT BE IN THE BEST INTERESTS OF AN OWNER OF AN MANULIFE ANNUITY CONTRACT. The Company believes that an exchange as described above will not be a taxable event for Federal tax purposes; however, any owner considering an exchange should consult a tax adviser. The Company reserves the right to terminate this exchange offer or to vary its terms at any time.

         THE PRINCIPAL DIFFERENCES BETWEEN THE MANULIFE ANNUITY CONTRACT AND THE NEW CONTRACT ARE AS FOLLOWS:

         1.  Separate Account Annual Expenses; Contract Owner Transaction
Expenses

         The New Contract and the Manulife Annuity Contract have different separate account and annual expenses as well as different contract owner transaction expenses as noted in the chart below:

New Contract Separate Account Annual Expenses
---------------------------------------------
(as a percentage of average account value)

Separate Account Annual Expenses

Mortality and expense risk fees.............  1.25%
Administration fee - asset based............  0.15%
                                              -----
Total Separate Account Annual Expenses......  1.40%

New Contract Owner Transaction Expenses
---------------------------------------
Annual Administration Fee...................  $30*
Dollar Cost Averaging Charge................  none

*The $30 annual administration fee will not be assessed prior to the maturity date if at the time of its assessment the sum of all investment accounts is greater than or equal to $100,000.

Manulife Annuity Contract Separate Account Annual Expenses
----------------------------------------------------------
(as a percentage of average account value)

Separate Account Annual Expenses

Mortality and expense risk fees.............  1.00%
Total Separate Account Annual Expenses......  1.00%


Manulife Annuity Contract Contract Owner Transaction Expenses

Annual Contract Fee.........................  $30*
Dollar Cost Averaging Charge
   (if selected and applicable).............  $5**

*An administration fee equal to 2% of the total policy value up to a maximum of $30 is deducted during the accumulation period on the last day of a policy year if the total policy value on that date is less than $25,000. The fee is also deducted on a pro rata basis upon full surrender of a policy on a date other than the last day of a policy year.

**Transfers pursuant to the optional Dollar Cost Averaging program are free if policy value exceed $15,000 at the time of the transfer, but otherwise incur a $5 charge.

         2.   Withdrawal Charges

         The withdrawal charges under the New Contract will be lower in certain cases. The withdrawal charges under the Manulife Annuity Contract and the New Contract are as follows:

                           New Contract                               Manulife Annuity Contract
                           ------------                               -------------------------
         Number of Complete Years                             Number of Complete
           Purchase Payments In       Withdrawal Charge         Years Purchase         Withdrawal Charge
                 Contract                 Percentage         Payments in Contract          Percentage
         -------------------------- ----------------------- ------------------------ -----------------------
                     0                        6%                       0                       8%
                     1                        6%                       1                       7%
                     2                        5%                       2                       6%
                     3                        5%                       3                       5%
                     4                        4%                       4                       4%
                     5                        3%                       5                       3%
                     6                        2%                       6                       2%
                     7+                       0%                       7                       1%
                                                                       8+                      0

         3. Number of Variable Investment Options and Fixed Account Investment Options

         The Manulife Annuity Contract has eight variable investment options whereas the New Contract has thirty eight variable investment options. The Manulife Annuity Contract has a Guaranteed Interest Account whereas the New Contract offers five fixed account investment options: one, three, five and seven year guaranteed investment accounts and a dollar cost averaging fixed investment account, except in Florida, Maryland and Oregon where two fixed account investment options are offered: one year guaranteed investment account and a dollar cost averaging fixed investment account. The Manulife Annuity Contract Guaranteed Interest Account has a credited rate of interest that is subject to change each contract anniversary. The New Contract fixed account investment options have an interest rate guaranteed for the duration of the guaranteed period. See Appendix A in the Manulife Annuity Contract prospectus and "Fixed Account Investment Options" in the New Contract prospectus.

         4.  Minimum Death Benefit

         Differences Between Death Benefit of Manulife Annuity Contract and New Contract are as follows:

         Minimum Death Benefit for Manulife Annuity

         Manulife Annuity Contract does not have a minimum death benefit. Until a lump-sum distribution is made or an annuity option is elected, the variable policy value will continue to reflect the investment performance of the selected variable account unless a transfer or withdrawal is made by the beneficiary.

         Minimum Death Benefit for New Contracts

The death benefit varies by state and date of issue as follows.

A.       The following death benefit generally applies to contracts issued:

         ON OR AFTER:            IN THE STATES OF:
         May 1, 1998             Alaska, Alabama, Arizona, Arkansas, California,
                                 Colorado, Delaware, Georgia, Hawaii, Idaho,
                                 Illinois, Indiana, Iowa, Kansas, Kentucky,
                                 Louisiana, Maine, Michigan, Mississippi,
                                 Missouri, Nebraska, Nevada, New Jersey, New
                                 Mexico, North Carolina, North Dakota, Ohio,
                                 Oklahoma, Pennsylvania, Rhode Island, South
                                 Carolina, South Dakota, Tennessee, Utah,
                                 Vermont, Virginia, West Virginia, Wisconsin,
                                 Wyoming

         June 1, 1998            Connecticut

         July 1, 1998            Minnesota, Montana, District of Columbia

         October 1, 1998         Texas

         February 1, 1999        Massachusetts

         March 15, 1999          Florida, Maryland, Oregon

         If any owner dies and the oldest owner had an attained age of less than 81 years on the contract date, the death benefit will be determined as follows:

         During the first contract year, the death benefit will be the greater of:

         -        the contract value or

         - the sum of all purchase payments made, less any amounts deducted in connection with partial withdrawals.

         During any subsequent contract year, the death benefit will be the greater of:

         -        the contract value or

         - the death benefit on the last day of the previous contract year, plus any purchase payments made and less any amounts deducted in connection with partial withdrawals since then.

         If any owner dies on or after his or her 81st birthday, the death benefit will be the greater of

         -        the contract value or

         - the death benefit on the last day of the contract year ending just prior to the owner's 81st birthday, plus any payments made, less amounts deducted in connection with partial withdrawals.

         If any owner dies and the oldest owner had an attained age of 81 years or greater on the contract date, the death benefit will be the greater of:

         -        the contract value or

         - the sum of all purchase payments made, less any amounts deducted in connection with partial withdrawals.

B. The following death benefit generally applies to contracts issued in the states of Washington, Puerto Rico, and to contracts issued:

         PRIOR TO:               IN THE STATES OF:
         May 1, 1998             Alaska, Alabama, Arizona, Arkansas, California,
                                 Colorado, Delaware, Georgia, Hawaii, Idaho,
                                 Illinois, Indiana, Iowa, Kansas, Kentucky,
                                 Louisiana, Maine, Michigan, Mississippi,
                                 Missouri, Nebraska, Nevada, New Jersey, New
                                 Mexico, North Carolina, North Dakota, Ohio,
                                 Oklahoma, Pennsylvania, Rhode Island, South
                                 Carolina, South Dakota, Tennessee, Utah,
                                 Vermont, Virginia, West Virginia, Wisconsin,
                                 Wyoming

         June 1, 1998            Connecticut

         July 1, 1998            Minnesota, Montana, District of Columbia

         October 1, 1998         Texas

         February 1 1999         Massachusetts

         March 15, 1999          Florida, Maryland, Oregon

         If any owner dies on or prior to his or her 85th birthday and the oldest owner had an attained age of less than 81 years on the contract date, the death benefit will be determined as follows:

         During the first contract year, the death benefit will be the greater of:

         -        the contract value or

         - the sum of all purchase payments made, less any amounts deducted in connection with partial withdrawals.

         During any subsequent contract year, the death benefit will be the greater of:

         -        the contract value or

         - the death benefit on the last day of the previous contract year, plus any purchase payments made and less any amounts deducted in connection with partial withdrawals since then.

         If any owner dies after his or her 85th birthday and the oldest owner had an attained age of less than 81 years on the contract date, the death benefit will be the greater of:

         -        the contract value or

         - the sum of all purchase payments made, less any amounts deducted in connection with partial withdrawals.

         If any owner dies and the oldest owner had an attained age greater than 80 on the contract date, the death benefit will be the contract value less any applicable withdrawal charges at the time of payment of benefits. For contracts issued on or after October 1, 1997, we will waive any withdrawal charges applied against the death benefit.

         5.  Annuity Purchase Rates

         The annuity purchase rates guaranteed in the New Contract are based on the 1983 Table A projected at Scale G, assume births in year 1942 and reflect an assumed interest rate of 3% per year. The annuity purchase rates guaranteed in the Manulife Annuity Contract are based on the 1983 Individual Annuity Mortality Tables and an assumed interest rate of 4% per year.

         6.  Annuity Payments

         Annuity payments under the Manulife Annuity Contract will be made on a fixed basis only whereas annuity payments under the New Contract may be made on a fixed or variable basis or a combination of fixed and variable bases.

         7.  Minimum Guaranteed Interest Rate on Guaranteed Interest Account

         The minimum guaranteed interest rate for the Manulife Annuity Contract Guaranteed Interest Account is 4% whereas the minimum guaranteed interest rate for the New Contract fixed account investment options is 3%.

                                     * * * *

         Contract owners who do not wish to exchange their Manulife Annuity Contract Contracts for the New Contracts may continue to make purchase payments to their Manulife Annuity Contracts. Or, they can keep their Manulife Annuity Contracts and buy a New Contract to which to apply additional purchase payments.

         The above comparison does not take into account differences between the Manulife Annuity Contracts, as amended by qualified plan endorsements, and the New Contracts, as amended by similar qualified plan endorsements. Owners using their Manulife Annuity Contract in connection with a qualified plan should consult a tax advisor. See also the Federal Tax Matters section of this prospectus and the Manulife Annuity Contract prospectuses.

                                   APPENDIX L

                              QUALIFIED PLAN TYPES

         Set forth below are brief descriptions of the types of qualified plans in connection with which we will issue contracts. Certain potential tax consequences associated with use of the contract in connection with qualified plans are also described. Persons intending to use the contract in connection with qualified plans should consult their tax advisor.

         Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an IRA. The contract may not, however be used in connection with an "Education IRA" under Section 530 of the Code.

         IRAs generally may not provide life insurance coverage, but they may provide a death benefit that equals the greater of the premiums paid and the contract value. The contract provides a death benefit that in certain circumstances may exceed the greater of the purchase payments and the contract value. It is possible that the contract's death benefit could be viewed as providing life insurance coverage with the result that the contract would not be viewed as satisfying the requirements of an IRA.

         Simplified Employee Pensions (SEP-IRAs). Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. As discussed above (see Individual Retirement Annuities), there is some uncertainty regarding the treatment of the contract's death benefit for purposes of the tax rules governing IRAs (which would include SEP-IRAs).

         SIMPLE IRAs. Section 408(p) of the Code permits certain small employers to establish "SIMPLE retirement accounts," including SIMPLE IRAs, for their employees. Under SIMPLE IRAs, certain deductible contributions are made by both employees and employers. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. As discussed above (see Individual Retirement Annuities), there is some uncertainty regarding the proper characterization of the contract's death benefit for purposes of the tax rules governing IRAs (which would include SIMPLE IRAs).

         Roth IRAs. Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in certain respects.

         Among the differences are that contributions to a Roth IRA are not deductible and "qualified distributions" from a Roth IRA are excluded from income. A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the owner was made. Second, the distribution must be:

         -        made after the owner attains age 59-1/2;

         -        made after the owner's death;

         -        attributable to the owner being disabled; or

         - a qualified first-time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code.

         In addition, distributions from Roth IRAs need not commence when the owner attains age 70-1/2 . A Roth IRA may accept a "qualified rollover contribution" from a non-Roth IRA, but a Roth IRA may not accept rollover contributions from other qualified plans.

         As described above (see "Individual Retirement Annuities"), there is some uncertainty regarding the proper characterization of the contract's death benefit for purposes of the tax rules governing IRAs (which include Roth IRAs). Furthermore, the state tax treatment of a Roth IRA may differ from the Federal income tax treatment of a Roth IRA.

         Corporate and Self-Employed ("H.R. 10" and "Keogh") Pension and Profit-Sharing Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the contracts in order to provide benefits under the plans. The contract provides a death benefit that in certain circumstances may exceed the greater of the purchase payments and the contract value. It is possible that the IRS could characterize the death benefit as an "incidental death benefit." There are limitations on the amount of incidental benefits that may be provided under pension and profit sharing plans. In addition, the provision of such benefits may result in current taxable income to participants.

         Tax-Sheltered Annuities. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. These annuity contracts are commonly referred to as "tax-sheltered annuities." Purchasers of the contracts for such purposes should seek competent advice as to eligibility, limitations on permissible amounts of purchase payments and other tax consequences associated with the contracts. In particular, purchasers should consider that the contract provides a death benefit that in certain circumstances may exceed the greater of the purchase payments and the contract value. It is possible that the IRS could characterize the death benefit as an "incidental death benefit." If so, the contract owner could be deemed to receive currently taxable income. In addition, there are limitations on the amount of incidental benefits that may be provided under a tax-sheltered annuity. Even if the IRS characterized the benefit under the contract as an incidental death benefit, the death benefit is unlikely to violate those limits unless the purchaser also purchases a life insurance contract as part of his or her tax-sheltered annuity plan.

         Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

         - contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988,

         -        earnings on those contributions, and

         - earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of the year beginning before January 1, 1989.

These amounts can be paid only if the employee has reached age 59-1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the contract value to the issuer of another tax-sheltered annuity or into a
Section 403(b)(7) custodial account.)

         Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations. Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for Federal income tax purposes. The contract will be issued in connection with a Section 457 deferred compensation plan sponsored by a state or local government only if the plan has established a trust to hold plan assets, including the contract.

--------------------------------------------------------------------------------
                       STATEMENT OF ADDITIONAL INFORMATION
                   THE MANUFACTURERS LIFE INSURANCE COMPANY OF
                        NORTH AMERICA SEPARATE ACCOUNT A
--------------------------------------------------------------------------------


                                       OF



                    THE MANUFACTURERS LIFE INSURANCE COMPANY
                                OF NORTH AMERICA

                  FLEXIBLE PURCHASE PAYMENT INDIVIDUAL DEFERRED
                 COMBINATION FIXED AND VARIABLE ANNUITY CONTRACT
                                NON-PARTICIPATING

         This Statement of Additional Information is not a Prospectus. It contains information in addition to that described in the Prospectus and should be read in conjunction with the Prospectus dated the same date as this Statement of Additional Information. The Prospectus may be obtained by writing The Manufacturers Life Insurance Company of North America at the mailing address of the Annuity Service Office, P.O. Box 9230, Boston, Massachusetts 02205-9230 or telephoning (800) 344-1029.

       The date of this Statement of Additional Information is May 1, 1999

            The Manufacturers Life Insurance Company of North America

                              116 Huntington Avenue

                           Boston, Massachusetts 02116
                                 (617) 266-6004
                                 (800) 344-1029

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

General Information and History ................................       3
Performance Data ...............................................       3
Services
       Independent Auditors ....................................      21
       Servicing Agent .........................................      22
       Principal Underwriter ...................................      22
Financial Statements ...........................................      23

                         GENERAL INFORMATION AND HISTORY

         The Manufacturers Life Insurance Company of North America Separate Account A (the "VARIABLE ACCOUNT") is a separate investment account of The Manufacturers Life Insurance Company of North America ("WE" or "US"). We are a stock life insurance company organized under the laws of Delaware in 1979. Our principal office is located at 116 Huntington Avenue, Boston, Massachusetts 02116. Our ultimate parent is The Manufacturers Life Insurance Company ("MANULIFE"), a Canadian mutual life insurance company based in Toronto, Canada. Prior to January 1, 1996, we were a wholly owned subsidiary of North American Life Assurance Company ("NAL"), a Canadian mutual life insurance company. On January 1, 1996 NAL and Manulife merged with the combined company retaining the name Manulife.

         On January 20, 1998, the Board of Directors of Manulife announced that it had asked the management of Manulife to prepare a plan for conversion of Manulife from a mutual life insurance company to an investor-owned, publicly-traded stock company. Any demutualization plan for Manulife is subject to the approval of the Manulife Board of Directors and Policyholders as well as regulatory approval.

                                PERFORMANCE DATA

         Each of the sub-accounts may in its advertising and sales materials quote total return figures. The sub-accounts may advertise both "standardized" and "non-standardized" total return figures, although standardized figures will always accompany non-standardized figures. Non-standardized total return figures may be quoted assuming both:

-        redemption at the end of the time period, and

-        not assuming redemption at the end of the time period.

Standardized figures include total return figures from:

- the inception date of the sub-account of the Variable Account which invests in the portfolio, or

-        ten years, whichever period is shorter.

Non-standardized figures include total return numbers from:

-        inception date of the portfolio, or

-        ten years, whichever period is shorter.

         Such figures will always include the average annual total return for recent one year and, when applicable, five and ten year periods, and where less than ten years, the inception date of the sub-account, in the case of standardized returns, and the inception date of the portfolio, in the case of non-standardized returns. Where the period since inception is less than one year, the total return quoted will be the aggregate return for the period. The average annual total return is the average annual compounded rate of return that equates a purchase payment to the market value of such purchase payment on the last day of the period for which such return is calculated. The aggregate total return is the percentage change (not annualized) that equates a purchase payment to the market value of such purchase payment on the last day of the period for which such return is calculated. For purposes of the calculations it is assumed that an initial payment of $1,000 is made on the first day of the period for which the return is calculated.

         In calculating standardized return figures, all recurring charges (all asset charges (mortality and expense risk fees, administrative fees)) are reflected, and the asset charges are reflected in changes in unit values. Standardized total return figures will be quoted assuming redemption at the end of the period. Non-standardized total return figures reflecting redemption at the end of the time period are calculated on the same basis as the standardized returns. Non-standardized total return figures not reflecting redemption at the end of the time period are calculated on the same basis as the standardized returns except that the calculations assume no redemption at the end of the period and do not reflect deduction of the annual contract fee. We believe such non-standardized figures not reflecting redemptions at the end of the time period are useful to contract owners who wish to assess the performance of an ongoing contract of the size that is meaningful to the individual contract owner.

         For total return figures quoted for periods prior to the commencement of the offering of the contract standardized performance data will be the historical performance of the Trust portfolio from the date the applicable sub-account of the Variable Account first became available for investment under other contracts offered by us; adjusted to reflect current contract charges. In the case of non-standardized performance, performance figures will be the historical performance of the Trust portfolio from the inception date of the portfolio (or in the case of the Trust portfolios created in connection with the merger of Manulife Series Fund, Inc. into the Trust, the inception date of the applicable predecessor Manulife Series Fund, Inc. portfolio), adjusted to reflect current contract charges.

                STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FIGURES#
                       CALCULATED AS OF DECEMBER 31, 1998
                 (NOT REFLECTING THE OPTIONAL INCOME RIDER FEE)

                                                                                 SINCE INCEPTION
                                                                                   OR 10 YEARS,
                                                                                   WHICHEVER IS       INCEPTION
TRUST PORTFOLIO                               1 YEAR              5 YEAR             SHORTER             DATE*
--------------------------------------------------------------------------------------------------------------------
Pacific Rim Emerging Markets                 -11.04%               N/A               -23.67%           01/01/97
--------------------------------------------------------------------------------------------------------------------
Science & Technology                          35.27%               N/A                21.78%           01/01/97
--------------------------------------------------------------------------------------------------------------------
International Small Cap                        4.24%               N/A                 4.47%           03/04/96
--------------------------------------------------------------------------------------------------------------------
Aggressive Growth                             -2.76%               N/A                -2.11%           01/01/97
--------------------------------------------------------------------------------------------------------------------
Emerging Small Company                        -6.70%               N/A                 4.38%           01/01/97
--------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                                20.45%               N/A                14.57%           03/04/96
--------------------------------------------------------------------------------------------------------------------
Mid Cap Blend                                  1.95%             15.23%               12.39%+          06/18/85
--------------------------------------------------------------------------------------------------------------------
Small Company Value                          -11.14%               N/A               -12.59%           10/01/97
--------------------------------------------------------------------------------------------------------------------
Overseas                                       0.60%               N/A                 4.17%           01/09/95
--------------------------------------------------------------------------------------------------------------------
International Stock                            7.25%               N/A                 4.20%           01/01/97
--------------------------------------------------------------------------------------------------------------------
Global Equity                                  4.63%              8.67%                9.11%+          03/18/88
--------------------------------------------------------------------------------------------------------------------
Growth                                        16.17%               N/A                21.27%           07/15/96
--------------------------------------------------------------------------------------------------------------------
Large Cap Growth                              11.40%             12.20%                9.43%           08/03/89
--------------------------------------------------------------------------------------------------------------------
Quantitative Equity                           18.53%               N/A                24.33%           01/01/97
--------------------------------------------------------------------------------------------------------------------
Blue Chip Growth                              20.65%             17.72%               13.42%           12/11/92
--------------------------------------------------------------------------------------------------------------------
Real Estate Securities                       -20.01%               N/A                -3.51%           01/01/97
--------------------------------------------------------------------------------------------------------------------
Value                                         -8.36%               N/A                 5.19%           01/01/97
--------------------------------------------------------------------------------------------------------------------
Growth & Income                               18.70%             20.23%               16.74%           04/23/91
--------------------------------------------------------------------------------------------------------------------
Equity-Income                                  1.77%             14.04%               14.12%           02/19/93
--------------------------------------------------------------------------------------------------------------------
Income & Value                                 7.43%              9.57%                8.13%           08/03/89
--------------------------------------------------------------------------------------------------------------------
Balanced                                       6.60%               N/A                12.08%           01/01/97
--------------------------------------------------------------------------------------------------------------------


                                                                                 SINCE INCEPTION
                                                                                   OR 10 YEARS,
                                                                                   WHICHEVER IS       INCEPTION
TRUST PORTFOLIO                               1 YEAR              5 YEAR             SHORTER             DATE*
--------------------------------------------------------------------------------------------------------------------
High Yield                                    -4.19%               N/A                 3.21%           01/01/97
--------------------------------------------------------------------------------------------------------------------
Strategic Bond                                -5.55%              5.45%                6.09%           02/19/93
--------------------------------------------------------------------------------------------------------------------
Global Bond                                    0.29%              5.57%                7.72%+          03/18/88
--------------------------------------------------------------------------------------------------------------------
Investment Quality Bond                        1.33%              4.68%                5.58%+          06/18/85
--------------------------------------------------------------------------------------------------------------------
Diversified Bond                               3.14%              6.70%                6.51%           08/03/89
--------------------------------------------------------------------------------------------------------------------
U.S. Government Securities                     0.18%              4.38%                6.67%+          03/18/88
--------------------------------------------------------------------------------------------------------------------
Money Market                                  -2.05%              2.73%                3.76%+          06/18/85
--------------------------------------------------------------------------------------------------------------------
Lifestyle Aggressive 1000                     -2.26%               N/A                 3.46%           01/07/97
--------------------------------------------------------------------------------------------------------------------
Lifestyle Growth 820                          -1.02%               N/A                 5.63%           01/07/97
--------------------------------------------------------------------------------------------------------------------
Lifestyle Balanced 640                        -1.46%               N/A                 5.51%           01/07/97
--------------------------------------------------------------------------------------------------------------------
Lifestyle Moderate 460                         2.29%               N/A                 7.44%           01/07/97
--------------------------------------------------------------------------------------------------------------------
Lifestyle Conservative 280                     2.70%               N/A                 6.88%           01/07/97
--------------------------------------------------------------------------------------------------------------------


#        See charts below for Ven 7 and Ven 8 contracts total return figures.

* Inception date of the sub-account of the Variable Account which invests in the portfolio.

+        10 year average annual return.

              NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FIGURES#
               (ASSUMING REDEMPTION AT THE END OF THE TIME PERIOD)
                       CALCULATED AS OF DECEMBER 31, 1998
                 (NOT REFLECTING THE OPTIONAL INCOME RIDER FEE)

                                                                                   SINCE INCEPTION
                                                                                     OR 10 YEARS,          INCEPTION
                                                                                      WHICHEVER IS           DATE OF
TRUST PORTFOLIO                                   1 YEAR              5 YEAR           SHORTER             PORTFOLIO
---------------------------------------------------------------------------------------------------------------------
Pacific Rim Emerging Markets*                      -11.04%                N/A              -9.34%            10/04/94
---------------------------------------------------------------------------------------------------------------------
Science & Technology                                35.27%                N/A              21.78%            01/01/97
---------------------------------------------------------------------------------------------------------------------
International Small Cap                              4.24%                N/A               4.47%            03/04/96
---------------------------------------------------------------------------------------------------------------------
Aggressive Growth                                   -2.76%                N/A              -2.11%           01/01/97
---------------------------------------------------------------------------------------------------------------------
Emerging Small Company                              -6.70%                N/A               4.38%            01/01/97
---------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                                      20.45%                N/A              14.57%            03/04/96
---------------------------------------------------------------------------------------------------------------------
Overseas                                             0.60%                N/A               4.17%            01/09/95
---------------------------------------------------------------------------------------------------------------------
International Stock                                  7.25%                N/A               4.20%            01/01/97
---------------------------------------------------------------------------------------------------------------------
Mid Cap Blend                                        1.95%              15.23%             12.39%+           06/18/85
---------------------------------------------------------------------------------------------------------------------
Small Company Value                                -11.14%                N/A             -12.59%            10/01/97
---------------------------------------------------------------------------------------------------------------------
Global Equity                                        4.36%               8.67%              9.11%+           03/18/88
---------------------------------------------------------------------------------------------------------------------
Growth                                              16.17%                N/A              21.27%            07/15/96
---------------------------------------------------------------------------------------------------------------------
Large Cap Growth                                    11.40%              12.20%              9.43%            08/03/89
---------------------------------------------------------------------------------------------------------------------
Quantitative Equity*                                18.53%              16.95%             15.08%"           04/30/87
---------------------------------------------------------------------------------------------------------------------
Blue Chip Growth                                    20.65%              17.72%             13.42%            12/11/92
---------------------------------------------------------------------------------------------------------------------
Real Estate Securities*                            -22.01%               6.15%             10.96%"           04/30/87
---------------------------------------------------------------------------------------------------------------------
Value                                               -8.36%                N/A               5.19%            01/01/97
---------------------------------------------------------------------------------------------------------------------
Growth & Income                                     18.70%              20.23%             16.74%            04/23/91
---------------------------------------------------------------------------------------------------------------------
Equity-Income                                        1.77%              14.04%             14.12%            02/19/93
---------------------------------------------------------------------------------------------------------------------
Income & Value                                       7.43%               9.57%              8.13%            08/03/89
---------------------------------------------------------------------------------------------------------------------
Balanced                                             6.60%                N/A              12.08%            01/01/97
---------------------------------------------------------------------------------------------------------------------
High Yield                                          -4.19%                N/A               3.21%            01/01/97
---------------------------------------------------------------------------------------------------------------------
Strategic Bond                                      -5.55%               5.45%              6.09%            02/19/93
---------------------------------------------------------------------------------------------------------------------
Global Bond                                          0.29%               5.57%              7.72%+           03/18/88
---------------------------------------------------------------------------------------------------------------------
Investment Quality Bond                              1.33%               4.68%              5.58%+           06/18/85
---------------------------------------------------------------------------------------------------------------------
Diversified Bond                                     3.14%               6.70%              6.51%            08/03/89
---------------------------------------------------------------------------------------------------------------------
U.S. Government Securities                           0.18%               4.38%              6.67%+           03/18/88
---------------------------------------------------------------------------------------------------------------------

                                                                                   SINCE INCEPTION
                                                                                     OR 10 YEARS,          INCEPTION
                                                                                      WHICHEVER IS           DATE OF
TRUST PORTFOLIO                                   1 YEAR              5 YEAR           SHORTER             PORTFOLIO
---------------------------------------------------------------------------------------------------------------------

Money Market                                        -2.05%               2.73%              3.76%+           06/18/85
---------------------------------------------------------------------------------------------------------------------
Lifestyle Aggressive 1000                           -2.26%                N/A               3.46%            01/07/97
---------------------------------------------------------------------------------------------------------------------
Lifestyle Growth 820                                -1.02%                N/A               5.63%            01/07/97
---------------------------------------------------------------------------------------------------------------------
Lifestyle Balanced 640                              -1.46%                N/A               5.51%            01/07/97
---------------------------------------------------------------------------------------------------------------------
Lifestyle Moderate 460                              2.29%                 N/A               7.44%            01/07/97
---------------------------------------------------------------------------------------------------------------------
Lifestyle Conservative 280                          2.70%                 N/A               6.88%            01/07/97
---------------------------------------------------------------------------------------------------------------------



#        See charts below for Ven 7 and Ven 8 contracts total return figures.

* Performance for each of these sub-accounts is based on the historical performance of the portfolio, adjusted to reflect current contract charges. On December 31, 1996, Manulife Series Fund, Inc. merged with the Trust. Performance presented for these sub-accounts is based upon the performance of the respective predecessor Manulife Series Fund, Inc. portfolio for periods prior to December 31, 1996.

+        10 year average annual return.

              NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FIGURES#
             (ASSUMING NO REDEMPTION AT THE END OF THE TIME PERIOD)
                       CALCULATED AS OF DECEMBER 31, 1998
                 (NOT REFLECTING THE OPTIONAL INCOME RIDER FEE)

                                                                                   SINCE INCEPTION
                                                                                     OR 10 YEARS,        INCEPTION
                                                                                      WHICHEVER IS         DATE OF
TRUST PORTFOLIO                                   1 YEAR              5 YEAR           SHORTER            PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
Pacific Rim Emerging Markets*                      -5.94%                N/A             -8.51%            10/04/94
-------------------------------------------------------------------------------------------------------------------
Science & Technology                               41.33%                N/A             24.29%            01/01/97
-------------------------------------------------------------------------------------------------------------------
International Small Cap                            10.31%                N/A              6.15%            03/04/96
-------------------------------------------------------------------------------------------------------------------
Aggressive Growth                                   2.87%                N/A              0.72%            01/01/97
-------------------------------------------------------------------------------------------------------------------
Emerging Small Company                             -1.32%                N/A              7.28%            01/01/97
-------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                                     26.51%                N/A             16.00%            03/04/96
-------------------------------------------------------------------------------------------------------------------
Overseas                                            6.45%                N/A              5.32%            01/09/95
-------------------------------------------------------------------------------------------------------------------
International Stock                                13.32%                N/A              7.12%            01/01/97
-------------------------------------------------------------------------------------------------------------------
Mid Cap Blend                                       7.89%              15.73%            12.43%+           06/18/85
-------------------------------------------------------------------------------------------------------------------
Small Company Value                                -6.05%                N/A             -8.57%            01/01/97
-------------------------------------------------------------------------------------------------------------------
Global Equity                                      10.69%               9.30%             9.15%+           03/18/88
-------------------------------------------------------------------------------------------------------------------
Growth                                             22.23%                N/A             22.86%            07/15/96
-------------------------------------------------------------------------------------------------------------------
Large Cap Growth                                   17.47%              12.75%             9.49%            08/03/89
-------------------------------------------------------------------------------------------------------------------
Quantitative Equity*                               24.59%              17.43%            15.11%"           04/30/87
-------------------------------------------------------------------------------------------------------------------
Blue Chip Growth                                   26.71%              18.19%            13.66%            12/11/92
-------------------------------------------------------------------------------------------------------------------
Real Estate Securities*                           -17.61%               6.82%            11.00%"           04/30/87
-------------------------------------------------------------------------------------------------------------------
Value                                              -3.09%                N/A              8.07%            01/01/97
-------------------------------------------------------------------------------------------------------------------
Growth & Income                                    24.77%              20.66%            16.79%            04/23/91
-------------------------------------------------------------------------------------------------------------------
Equity-Income                                       7.69%              14.56%            14.44%            02/19/93
-------------------------------------------------------------------------------------------------------------------
Income & Value                                     13.49%              10.18%             8.18%            08/03/89
-------------------------------------------------------------------------------------------------------------------
Balanced                                           12.66%                N/A             14.79%            01/01/97
-------------------------------------------------------------------------------------------------------------------
High Yield                                          1.35%                N/A              6.14%            01/01/97
-------------------------------------------------------------------------------------------------------------------
Strategic Bond                                     -0.10%               6.15%             6.52%            02/19/93
-------------------------------------------------------------------------------------------------------------------
Global Bond                                         6.11%               6.27%             7.77%+           03/18/88
-------------------------------------------------------------------------------------------------------------------
Investment Quality Bond                             7.22%               5.39%             5.63%+           06/18/85
-------------------------------------------------------------------------------------------------------------------
Diversified Bond                                    9.14%               7.37%             6.57%            08/03/89
-------------------------------------------------------------------------------------------------------------------
U.S. Government Securities                          6.00%               5.11%             6.72%+           03/18/88
-------------------------------------------------------------------------------------------------------------------

                                                                                   SINCE INCEPTION
                                                                                     OR 10 YEARS,        INCEPTION
                                                                                      WHICHEVER IS         DATE OF
TRUST PORTFOLIO                                   1 YEAR              5 YEAR           SHORTER            PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
Money Market                                        3.63%               3.49%             3.81%+           06/18/85
-------------------------------------------------------------------------------------------------------------------
Lifestyle Aggressive 1000                           3.40%                N/A              6.41%            01/07/97
-------------------------------------------------------------------------------------------------------------------
Lifestyle Growth 820                                4.73%                N/A              8.53%            01/07/97
-------------------------------------------------------------------------------------------------------------------
Lifestyle Balanced 640                              4.25%                N/A              8.40%            01/07/97
-------------------------------------------------------------------------------------------------------------------
Lifestyle Moderate 460                              8.24%                N/A             10.28%            01/07/97
-------------------------------------------------------------------------------------------------------------------
Lifestyle Conservative 280                          8.68%                N/A              9.74%            01/07/97
-------------------------------------------------------------------------------------------------------------------



#        See charts below for Ven 7 and Ven 8 contracts total return figures.

* Performance for each of these sub-accounts is based on the historical performance of the portfolio, adjusted to reflect current contract charges. On December 31, 1996, Manulife Series Fund, Inc. merged with the Trust. Performance presented for these sub-accounts is based upon the performance of the respective predecessor Manulife Series Fund, Inc. portfolio for periods prior to December 31, 1996.

+        10 year average annual return.

                STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FIGURES
                       CALCULATED AS OF DECEMBER 31, 1998
                   (REFLECTING THE OPTIONAL INCOME RIDER FEE)


                                                                                 SINCE INCEPTION
                                                                                   OR 10 YEARS,
                                                                                   WHICHEVER IS       INCEPTION
TRUST PORTFOLIO                               1 YEAR              5 YEAR             SHORTER             DATE*
--------------------------------------------------------------------------------------------------------------------
Pacific Rim Emerging Markets                 -11.29%               N/A               -23.29%           01/01/97
--------------------------------------------------------------------------------------------------------------------
Science & Technology                          35.00%               N/A                21.54%           01/01/97
--------------------------------------------------------------------------------------------------------------------
International Small Cap                        3.98%               N/A                 4.20%           03/04/96
--------------------------------------------------------------------------------------------------------------------
Aggressive Growth                             -3.01%               N/A                -2.35%           01/01/97
--------------------------------------------------------------------------------------------------------------------
Emerging Small Company                        -6.95%               N/A                 4.15%           01/01/97
--------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                                20.418               N/A                14.28%           03/04/96
--------------------------------------------------------------------------------------------------------------------
Overseas                                       0.35%               N/A                 3.90%           01/09/95
--------------------------------------------------------------------------------------------------------------------
International Stock                            6.99%               N/A                 3.96%           01/01/97
--------------------------------------------------------------------------------------------------------------------
Mid Cap Blend                                  1.70%             14.99%               12.16%+          06/18/85
--------------------------------------------------------------------------------------------------------------------
Small Company Value                          -11.39%               N/A               -12.98%           10/01/97
--------------------------------------------------------------------------------------------------------------------
Global Equity                                  4373%              8.40%                8.85%+          03/18/88
--------------------------------------------------------------------------------------------------------------------
Growth                                        15.90%               N/A                20.99%           07/15/96
--------------------------------------------------------------------------------------------------------------------
Large Cap Growth                              11.14%             11.94%                9.15%           08/03/89
--------------------------------------------------------------------------------------------------------------------
Quantitative Equity                           18.27%               N/A                24.11%           01/01/97
--------------------------------------------------------------------------------------------------------------------
Blue Chip Growth                              20.38%             17.47%               13.11%           12/11/92
--------------------------------------------------------------------------------------------------------------------
Real Estate Securities                       -22.26%               N/A                -3.73%           01/01/97
--------------------------------------------------------------------------------------------------------------------
Value                                         -8.61%               N/A                 4.96%           01/01/97
--------------------------------------------------------------------------------------------------------------------
Growth & Income                               18.44%             20.00%               16.49%           04/23/91
--------------------------------------------------------------------------------------------------------------------
Equity-Income                                  1.52%             13.80%               13.89%           02/19/93
--------------------------------------------------------------------------------------------------------------------
Income & Value                                 7.17%              9.31%                7.84%           08/03/89
--------------------------------------------------------------------------------------------------------------------
Balanced                                       6.33%               N/A                11.85%           01/01/97
--------------------------------------------------------------------------------------------------------------------
High Yield                                    -4.44%               N/A                 2.97%           01/01/97
--------------------------------------------------------------------------------------------------------------------
Strategic Bond                                -5.80%              5.17%                5.82%           02/19/93
--------------------------------------------------------------------------------------------------------------------
Global Bond                                    0.04%              5.30%                7.47%+          03/18/88
--------------------------------------------------------------------------------------------------------------------
Investment Quality Bond                        1.08%              4.39%                5.30%+          06/18/85
--------------------------------------------------------------------------------------------------------------------
Diversified Bond                               2.89%              6.42%                6.22%           08/03/89
--------------------------------------------------------------------------------------------------------------------
U.S. Government Securities                    -0.07%              4.10%                6.42%+          03/18/88
--------------------------------------------------------------------------------------------------------------------
Money Market                                  -2.30%              2.44%                3.47%+          06/18/85
--------------------------------------------------------------------------------------------------------------------

                                                                                 SINCE INCEPTION
                                                                                   OR 10 YEARS,
                                                                                   WHICHEVER IS       INCEPTION
TRUST PORTFOLIO                               1 YEAR              5 YEAR             SHORTER             DATE*
--------------------------------------------------------------------------------------------------------------------
Lifestyle Aggressive 1000                     -2.51%               N/A                 3.22%            01/07/97
--------------------------------------------------------------------------------------------------------------------
Lifestyle Growth 820                          -1.26%               N/A                 5.39%            01/07/97
--------------------------------------------------------------------------------------------------------------------
Lifestyle Balanced 640                        -1.71%               N/A                 5.27%            01/07/97
--------------------------------------------------------------------------------------------------------------------
Lifestyle Moderate 460                         2.04%               N/A                 7.20%            01/07/97
--------------------------------------------------------------------------------------------------------------------
Lifestyle Conservative 280                     2.45%               N/A                 6.64%            01/07/97
--------------------------------------------------------------------------------------------------------------------


* Inception date of the sub-account of the Variable Account which invests in the portfolio.

+        10 year average annual return.

              NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FIGURES
               (ASSUMING REDEMPTION AT THE END OF THE TIME PERIOD)
                       CALCULATED AS OF DECEMBER 31, 1998
                   (REFLECTING THE OPTIONAL INCOME RIDER FEE)

                                                                                   SINCE INCEPTION
                                                                                     OR 10 YEARS,        INCEPTION
                                                                                      WHICHEVER IS         DATE OF
TRUST PORTFOLIO                                   1 YEAR              5 YEAR           SHORTER            PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
Pacific Rim Emerging Markets*                     -11.29%                N/A             -9.72%            10/04/94
-------------------------------------------------------------------------------------------------------------------
Science & Technology                               35.00%                N/A             21.54%            01/01/97
-------------------------------------------------------------------------------------------------------------------
International Small Cap                             3.98%                N/A              4.20%            03/04/96
-------------------------------------------------------------------------------------------------------------------
Aggressive Growth                                  -3.01%                N/A             -2.35%            01/01/97
-------------------------------------------------------------------------------------------------------------------
Emerging Small Company                             -6.95%                N/A              4.15%            01/01/97
-------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                                     20.18%                N/A             14.28%            03/04/96
-------------------------------------------------------------------------------------------------------------------
Overseas                                            0.35%                N/A              3.90%            01/09/95
-------------------------------------------------------------------------------------------------------------------
International Stock                                 6.99%                N/A              3.96%            01/01/97
-------------------------------------------------------------------------------------------------------------------
Mid Cap Blend                                       1.70%              14.99%            12.16%+           06/18/85
-------------------------------------------------------------------------------------------------------------------
Small Company Value                              -11.39%                 N/A            -12.98%            10/01/97
-------------------------------------------------------------------------------------------------------------------
Global Equity                                       4.37%               8.40%             8.85%+           03/18/88
-------------------------------------------------------------------------------------------------------------------
Growth                                             15.90%                N/A             20.99%            07/15/96
-------------------------------------------------------------------------------------------------------------------
Large Cap Growth                                   11.14%               1.940%            9.15%            08/03/89
-------------------------------------------------------------------------------------------------------------------
Quantitative Equity*                               18.27%              16.70%            14.87%"           04/30/87
-------------------------------------------------------------------------------------------------------------------
Blue Chip Growth                                   20.38%              17.47%            13.11%            12/11/92
-------------------------------------------------------------------------------------------------------------------
Real Estate Securities*                           -22.26%               5.89%            10.75%"           04/30/87
-------------------------------------------------------------------------------------------------------------------
Value                                              -8.61%                N/A              4.96%            01/01/97
-------------------------------------------------------------------------------------------------------------------
Growth & Income                                    18.44%              20.00%            16.49%            04/23/91
-------------------------------------------------------------------------------------------------------------------
Equity-Income                                       1.52%              13.80%            13.89%            02/19/93
-------------------------------------------------------------------------------------------------------------------
Income & Value                                      7.17%               9.31%             7.84%            08/03/89
-------------------------------------------------------------------------------------------------------------------
Balanced                                            6.33%                N/A             11.85%            01/01/97
-------------------------------------------------------------------------------------------------------------------
High Yield                                         -4.44%                N/A              2.97%            01/01/97
-------------------------------------------------------------------------------------------------------------------
Strategic Bond                                      -5.80               5.17%             5.82%            02/19/93
-------------------------------------------------------------------------------------------------------------------
Global Bond                                         0.04%               5.30%             7.47%+           03/18/88
-------------------------------------------------------------------------------------------------------------------
Investment Quality Bond                             1.08%               4.39%             5.30%+           06/18/85
-------------------------------------------------------------------------------------------------------------------
Diversified Bond                                    2.89%               6.42%             6.22%            08/03/89
-------------------------------------------------------------------------------------------------------------------
U.S. Government Securities                         -0.07%               4.10%             6.42%+           03/18/88
-------------------------------------------------------------------------------------------------------------------

                                                                                   SINCE INCEPTION
                                                                                     OR 10 YEARS,        INCEPTION
                                                                                      WHICHEVER IS         DATE OF
TRUST PORTFOLIO                                   1 YEAR              5 YEAR           SHORTER            PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
Money Market                                       -2.30%               2.44%             3.47%+           06/18/85
-------------------------------------------------------------------------------------------------------------------
Lifestyle Aggressive 1000                          -2.51%                N/A              3.22%            01/07/97
-------------------------------------------------------------------------------------------------------------------
Lifestyle Growth 820                               -1.26%                N/A              5.39%            01/07/97
-------------------------------------------------------------------------------------------------------------------
Lifestyle Balanced 640                             -1.71%                N/A              5.27%            01/07/97
-------------------------------------------------------------------------------------------------------------------
Lifestyle Moderate 460                              2.04%                N/A              7.20%            01/07/97
-------------------------------------------------------------------------------------------------------------------
Lifestyle Conservative 280                          2.45%                N/A              6.64%            01/07/97
-------------------------------------------------------------------------------------------------------------------



* Performance for each of these sub-accounts is based on the historical performance of the portfolio, adjusted to reflect current contract charges. On December 31, 1996, Manulife Series Fund, Inc. merged with the Trust. Performance presented for these sub-accounts is based upon the performance of the respective predecessor Manulife Series Fund, Inc. portfolio for periods prior to December 31, 1996.

+        10 year average annual return.

              NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FIGURES
             (ASSUMING NO REDEMPTION AT THE END OF THE TIME PERIOD)
                       CALCULATED AS OF DECEMBER 31, 1998
                   (REFLECTING THE OPTIONAL INCOME RIDER FEE)

                                                                                   SINCE INCEPTION
                                                                                     OR 10 YEARS,        INCEPTION
                                                                                      WHICHEVER IS         DATE OF
TRUST PORTFOLIO                                   1 YEAR              5 YEAR           SHORTER            PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
Pacific Rim Emerging Markets*                      -6.20%                N/A             -8.81%            10/04/94
-------------------------------------------------------------------------------------------------------------------
Science & Technology                               41.06%                N/A             24.14%            01/01/97
-------------------------------------------------------------------------------------------------------------------
International Small Cap                            10.04%                N/A              5.95%            03/04/96
-------------------------------------------------------------------------------------------------------------------
Aggressive Growth                                   2.60%                N/A              0.58%            01/01/97
-------------------------------------------------------------------------------------------------------------------
Emerging Small Company                             -1.58%                N/A              7.16%            01/01/97
-------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                                     26.25%                N/A             15.78%            03/04/96
-------------------------------------------------------------------------------------------------------------------
Overseas                                            6.18%                N/A              5.12%            01/09/95
-------------------------------------------------------------------------------------------------------------------
International Stock                                13.05%                N/A              6.98%            01/01/97
-------------------------------------------------------------------------------------------------------------------
Mid Cap Blend                                       7.62%              15.50%            12.20%+           06/18/85
-------------------------------------------------------------------------------------------------------------------
Small Company Value                                -6.31%                N/A             -8.80%            01/01/97
-------------------------------------------------------------------------------------------------------------------
Global Equity                                      10.43%               9.03%             8.90%+           03/18/88
-------------------------------------------------------------------------------------------------------------------
Growth                                             21.96%                N/A             22.64%            07/15/96
-------------------------------------------------------------------------------------------------------------------
Large Cap Growth                                   17.20%              12.50%             9.22%            08/03/89
-------------------------------------------------------------------------------------------------------------------
Quantitative Equity*                               24.33%              17.18%            14.91%"           04/30/87
-------------------------------------------------------------------------------------------------------------------
Blue Chip Growth                                   26.44%              17.94%            13.37%            12/11/92
-------------------------------------------------------------------------------------------------------------------
Real Estate Securities*                           -17.87%               6.57%            10.79%"           04/30/87
-------------------------------------------------------------------------------------------------------------------
Value                                              -3.35%                N/A              7.95%            01/01/97
-------------------------------------------------------------------------------------------------------------------
Growth & Income                                    25.50%              20.43%            16.55%            04/23/91
-------------------------------------------------------------------------------------------------------------------
Equity-Income                                       7.43%              14.32%            14.23%            02/19/93
-------------------------------------------------------------------------------------------------------------------
Income & Value                                     13.23%               9.92%             7.92%            08/03/89
-------------------------------------------------------------------------------------------------------------------
Balanced                                           12.39%                N/A             14.66%            01/01/97
-------------------------------------------------------------------------------------------------------------------
High Yield                                          1.09%                N/A              6.02%            01/01/97
-------------------------------------------------------------------------------------------------------------------
Strategic Bond                                     -0.36%               5.88%             6.30%            02/19/93
-------------------------------------------------------------------------------------------------------------------
Global Bond                                         5.85%               6.00%             7.52%+           03/18/88
-------------------------------------------------------------------------------------------------------------------
Investment Quality Bond                             6.95%               5.11%             5.35%+           06/18/85
-------------------------------------------------------------------------------------------------------------------
Diversified Bond                                    8.88%               7.10%             6.30%            08/03/89
-------------------------------------------------------------------------------------------------------------------
U.S. Government Securities                          5.73%               4.83%             6.47%+           03/18/88
-------------------------------------------------------------------------------------------------------------------

                                                                                   SINCE INCEPTION
                                                                                     OR 10 YEARS,        INCEPTION
                                                                                      WHICHEVER IS         DATE OF
TRUST PORTFOLIO                                   1 YEAR              5 YEAR           SHORTER            PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
Money Market                                        3.36%               3.21%             3.52%+           06/18/85
-------------------------------------------------------------------------------------------------------------------
Lifestyle Aggressive 1000                           3.14%                N/A              6.28%            01/07/97
-------------------------------------------------------------------------------------------------------------------
Lifestyle Growth 820                                4.46%                N/A              8.40%            01/07/97
-------------------------------------------------------------------------------------------------------------------
Lifestyle Balanced 640                              3.99%                N/A              8.28%            01/07/97
-------------------------------------------------------------------------------------------------------------------
Lifestyle Moderate 460                              7.98%                N/A             10.15%            01/07/97
-------------------------------------------------------------------------------------------------------------------
Lifestyle Conservative 280                          8.42%                N/A              9.61%            01/07/97
-------------------------------------------------------------------------------------------------------------------



* Performance for each of these sub-accounts is based on the historical performance of the portfolio, adjusted to reflect current contract charges. On December 31, 1996, Manulife Series Fund, Inc. merged with the Trust. Performance presented for these sub-accounts is based upon the performance of the respective predecessor Manulife Series Fund, Inc. portfolio for periods prior to December 31, 1996.

+        10 year average annual return.

                            VEN 7 AND VEN 8 CONTRACTS
                STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FIGURES
                       CALCULATED AS OF DECEMBER 31, 1998

                                                                                 SINCE INCEPTION
                                                                                   OR 10 YEARS,
                                                                                   WHICHEVER IS           INCEPTION
TRUST PORTFOLIO                                  1 YEAR              5 YEAR           SHORTER               DATE*
--------------------------------------------------------------------------------------------------------------------
Pacific Rim Emerging Markets                      -11.04%                N/A            -23.67             01/01/97
--------------------------------------------------------------------------------------------------------------------
Science & Technology                               35.27%                N/A             21.78%            01/01/97
--------------------------------------------------------------------------------------------------------------------
International Small Cap                             4.24%                N/A              4.47%            03/04/96
--------------------------------------------------------------------------------------------------------------------
Aggressive Growth                                  -2.76%                N/A             -2.11%            01/01/97
--------------------------------------------------------------------------------------------------------------------
Emerging Small Company                             -6.70%                N/A              4.38%            01/01/97
--------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                                     20.45%                N/A             14.57%            03/04/96
--------------------------------------------------------------------------------------------------------------------
Overseas                                            0.60%                N/A              4.39%            01/09/95
--------------------------------------------------------------------------------------------------------------------
International Stock                                 7.25%                N/A              4.20%            01/01/97
--------------------------------------------------------------------------------------------------------------------
Mid Cap Blend                                       1.95%              15.34%            12.39%+           06/18/85
--------------------------------------------------------------------------------------------------------------------
Small Company Value                               -11.14%                N/A            -12.59%            10/01/97
---------------------------------------- ------------------ ------------------- ------------------- ----------------
Global Equity                                       4.63%               8.82%             9.11%+           03/18/88
---------------------------------------- ------------------ ------------------- ------------------- ----------------
Growth                                             16.17%                N/A             21.27%            07/15/96
---------------------------------------- ------------------ ------------------- ------------------- ----------------
Large Cap Growth                                   11.40%              12.33%             9.43%            08/03/89
---------------------------------------- ------------------ ------------------- ------------------- ----------------
Quantitative Equity                                18.53%                N/A             24.33%            01/01/97
---------------------------------------- ------------------ ------------------- ------------------- ----------------
Blue Chip Growth                                   20.65%              17.83%            13.59%            12/11/92
---------------------------------------- ------------------ ------------------- ------------------- ----------------
Real Estate Securities                            -22.01%                N/A             -3.51%            01/01/97
--------------------------------------------------------------------------------------------------------------------
Value                                              -8.36%                N/A              5.19%            01/01/97
--------------------------------------------------------------------------------------------------------------------
Growth & Income                                    18.70%              20.33%            16.74%            04/23/91
--------------------------------------------------------------------------------------------------------------------
Equity-Income                                       1.77%              14.16%            14.21%            02/19/93
--------------------------------------------------------------------------------------------------------------------
Income & Value                                      7.43%               9.71%             8.13%            08/03/89
--------------------------------------------------------------------------------------------------------------------
Balanced                                            6.60%                N/A             12.08%            01/01/97
--------------------------------------------------------------------------------------------------------------------
High Yield                                         -4.19%                N/A              3.21%            01/01/97
--------------------------------------------------------------------------------------------------------------------
Strategic Bond                                     -5.55%               5.61              6.21%            02/19/93
--------------------------------------------------------------------------------------------------------------------
Global Bond                                         0.29%               5.73%             7.72%+           03/18/88
--------------------------------------------------------------------------------------------------------------------
Investment Quality Bond                             1.33%               4.84%             5.58%+           06/18/85
--------------------------------------------------------------------------------------------------------------------
Diversified Bond                                    3.14%               6.85%             6.51%            08/03/89
--------------------------------------------------------------------------------------------------------------------
U.S. Government Securities                          0.18%               4.55%             6.67%+           03/18/88
--------------------------------------------------------------------------------------------------------------------
Money Market                                       -2.05%               2.90%             3.76%+           06/18/85
--------------------------------------------------------------------------------------------------------------------

                                                                                 SINCE INCEPTION
                                                                                   OR 10 YEARS,
                                                                                   WHICHEVER IS           INCEPTION
TRUST PORTFOLIO                                  1 YEAR              5 YEAR           SHORTER               DATE*
--------------------------------------------------------------------------------------------------------------------
Lifestyle Aggressive 1000                          -2.26%                N/A              3.46%            01/07/97
--------------------------------------------------------------------------------------------------------------------
Lifestyle Growth 820                               -1.02%                N/A              5.63%            01/07/97
--------------------------------------------------------------------------------------------------------------------
Lifestyle Balanced 640                             -1.46%                N/A              5.51%            01/07/97
--------------------------------------------------------------------------------------------------------------------
Lifestyle Moderate 460                              2.29%                N/A              7.44%            01/07/97
--------------------------------------------------------------------------------------------------------------------
Lifestyle Conservative 280                          2.70%                N/A              6.88%            01/07/97
--------------------------------------------------------------------------------------------------------------------


* Inception date of the sub-account of the Variable Account which invests in the portfolio.

+        10 year average annual return.

                            VEN 7 AND VEN 8 CONTRACTS
              NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FIGURES
               (ASSUMING REDEMPTION AT THE END OF THE TIME PERIOD)
                       CALCULATED AS OF DECEMBER 31, 1998

                                                                                   SINCE INCEPTION
                                                                                     OR 10 YEARS,        INCEPTION
                                                                                      WHICHEVER IS         DATE OF
TRUST PORTFOLIO                                   1 YEAR              5 YEAR           SHORTER            PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
Pacific Rim Emerging Markets*                     -11.04%                N/A             -9.15%            10/04/94
-------------------------------------------------------------------------------------------------------------------
Science & Technology                               35.27%                N/A             21.78%            01/01/97
-------------------------------------------------------------------------------------------------------------------
International Small Cap                             4.24%                N/A              4.47%            03/04/96
-------------------------------------------------------------------------------------------------------------------
Aggressive Growth                                  -2.76%                N/A             -2.11%            01/01/97
-------------------------------------------------------------------------------------------------------------------
Emerging Small Company                             -6.70%                N/A              4.38%            01/01/97
-------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                                     20.45%                N/A             14.57%            03/04/96
-------------------------------------------------------------------------------------------------------------------
Overseas                                            0.60%                N/A              4.39%            01/09/95
-------------------------------------------------------------------------------------------------------------------
International Stock                                 7.25%                N/A              4.20%            01/01/97
-------------------------------------------------------------------------------------------------------------------
Mid Cap Blend                                       1.95%              15.34%            12.39%+           06/18/85
-------------------------------------------------------------------------------------------------------------------
Small Company Value                               -11.14%                N/A            -12.59%            10/01/97
-------------------------------------------------------------------------------------------------------------------
Global Equity                                       4.63%               8.82%%            9.11%+           03/18/88
-------------------------------------------------------------------------------------------------------------------
Growth                                             16.17%                N/A             21.27%            07/15/96
-------------------------------------------------------------------------------------------------------------------
Large Cap Growth                                   11.40%              12.33%             9.43%            08/03/89
-------------------------------------------------------------------------------------------------------------------
Quantitative Equity*                               18.53%              17.06%            15.08%"           04/30/87
-------------------------------------------------------------------------------------------------------------------
Blue Chip Growth                                   20.65%              17.83%            13.59%            12/11/92
-------------------------------------------------------------------------------------------------------------------
Real Estate Securities*                           -22.01%               6.30%            10.96%"           04/30/87
-------------------------------------------------------------------------------------------------------------------
Value                                              -8.36                 N/A              5.19%            01/01/97
-------------------------------------------------------------------------------------------------------------------
Growth & Income                                    18.70%              20.33%            16.74%            04/23/91
-------------------------------------------------------------------------------------------------------------------
Equity-Income                                       1.77%              14.16%            14.21%            02/19/93
-------------------------------------------------------------------------------------------------------------------
Income & Value                                      7.43%               9.71%             8.13%            08/03/89
-------------------------------------------------------------------------------------------------------------------
Balanced                                            6.60%                N/A             12.08%            01/01/97
-------------------------------------------------------------------------------------------------------------------
High Yield                                         -4.19%                N/A              3.21%            01/01/97
-------------------------------------------------------------------------------------------------------------------
Strategic Bond                                     -5.55%               5.61%             6.21%            02/19/93
-------------------------------------------------------------------------------------------------------------------
Global Bond                                         0.29%               5.73%             7.72%+           03/18/88
-------------------------------------------------------------------------------------------------------------------
Investment Quality Bond                             1.33%               4.84%             5.58%+           06/18/85
-------------------------------------------------------------------------------------------------------------------
Diversified Bond                                    3.14%               6.85%             6.51%            08/03/89
-------------------------------------------------------------------------------------------------------------------
U.S. Government Securities                          0.18%               4.55%             6.67%+           03/18/88
-------------------------------------------------------------------------------------------------------------------
Money Market                                       -2.05%               2.90%             3.76%+           06/18/85
-------------------------------------------------------------------------------------------------------------------v

                                                                                   SINCE INCEPTION
                                                                                     OR 10 YEARS,        INCEPTION
                                                                                      WHICHEVER IS         DATE OF
TRUST PORTFOLIO                                   1 YEAR              5 YEAR           SHORTER            PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
Lifestyle Aggressive 1000                          -2.26%                N/A              3.46%            01/07/97
-------------------------------------------------------------------------------------------------------------------
Lifestyle Growth 820                               -1.02                 N/A              5.63%            01/07/97
-------------------------------------------------------------------------------------------------------------------
Lifestyle Balanced 640                             -1.46%                N/A              5.51%            01/07/97
-------------------------------------------------------------------------------------------------------------------
Lifestyle Moderate 460                              2.29%                N/A              7.44%            01/07/97
-------------------------------------------------------------------------------------------------------------------
Lifestyle Conservative 280                          2.70%                N/A              6.88%            01/07/97
-------------------------------------------------------------------------------------------------------------------


* Performance for each of these sub-accounts is based on the historical performance of the portfolio, adjusted to reflect current contract charges. On December 31, 1996, Manulife Series Fund, Inc. merged with the Trust. Performance presented for these sub-accounts is based upon the performance of the respective predecessor Manulife Series Fund, Inc. portfolio for periods prior to December 31, 1996.

+        10 year average annual return.

                            VEN 7 AND VEN 8 CONTRACTS
              NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FIGURES
             (ASSUMING NO REDEMPTION AT THE END OF THE TIME PERIOD)
                       CALCULATED AS OF DECEMBER 31, 1998

                                                                                   SINCE INCEPTION
                                                                                     OR 10 YEARS,        INCEPTION
                                                                                      WHICHEVER IS         DATE OF
TRUST PORTFOLIO                                   1 YEAR              5 YEAR           SHORTER            PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
Pacific Rim Emerging Markets*                      -5.94%                N/A             -8.51%            10/04/94
-------------------------------------------------------------------------------------------------------------------
Science & Technology                               41.33%                N/A             24.29%            01/01/97
-------------------------------------------------------------------------------------------------------------------
International Small Cap                            10.31%                N/A              6.15%            03/04/96
-------------------------------------------------------------------------------------------------------------------
Aggressive Growth                                   2.87%                N/A              0.72%            01/01/97
-------------------------------------------------------------------------------------------------------------------
Emerging Small Company                             -1.32%                N/A              7.28%            01/01/97
-------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                                     26.51%                N/A             16.00%            03/04/96
-------------------------------------------------------------------------------------------------------------------
Overseas                                            6.45%                N/A              5.32%            01/09/95
-------------------------------------------------------------------------------------------------------------------
International Stock                                13.32%                N/A              7.12%            01/01/97
-------------------------------------------------------------------------------------------------------------------
Mid Cap Blend                                       7.89%              15.73%            12.43%+           06/18/85
-------------------------------------------------------------------------------------------------------------------
Small Company Value                                -6.05%                N/A             -8.57%            10/01/97
-------------------------------------------------------------------------------------------------------------------
Global Equity                                      10.69%               9.30%             9.15%+           03/18/88
-------------------------------------------------------------------------------------------------------------------
Growth                                             22.23%                N/A             22.86%            07/15/96
-------------------------------------------------------------------------------------------------------------------
Large Cap Growth                                   17.47%              12.75%             9.49%            08/03/89
-------------------------------------------------------------------------------------------------------------------
Quantitative Equity*                               24.59%              17.43%            15.11%"           04/30/87
-------------------------------------------------------------------------------------------------------------------
Blue Chip Growth                                   26.71%              18.19%            13.66%            12/11/92
-------------------------------------------------------------------------------------------------------------------
Real Estate Securities*                           -17.61%               6.82%            11.00%"           04/30/87
-------------------------------------------------------------------------------------------------------------------
Value                                              -3.09%                N/A              8.07%            01/01/97
-------------------------------------------------------------------------------------------------------------------
Growth & Income                                    24.77%              20.66%            16.79%            04/23/91
-------------------------------------------------------------------------------------------------------------------
Equity-Income                                       7.69%              14.56%            14.44%            02/19/93
-------------------------------------------------------------------------------------------------------------------
Income & Value                                     13.49%              10.18%             8.18%            08/03/89
-------------------------------------------------------------------------------------------------------------------
Balanced                                           12.66%                N/A             14.79%            01/01/97
-------------------------------------------------------------------------------------------------------------------
High Yield                                          1.35%                N/A              6.14%            01/01/97
-------------------------------------------------------------------------------------------------------------------
Strategic Bond                                     -0.10%              6.15%              6.52%            02/19/93
-------------------------------------------------------------------------------------------------------------------
Global Bond                                         6.11%              6.27%              7.77%+           03/18/88
-------------------------------------------------------------------------------------------------------------------
Investment Quality Bond                             7.22%              5.39%              5.63%+           06/18/85
-------------------------------------------------------------------------------------------------------------------
Diversified Bond                                    9.14%              7.37%              6.57%            08/03/89
-------------------------------------------------------------------------------------------------------------------
U.S. Government Securities                          6.00%              5.11%              6.72%+           03/18/88
-------------------------------------------------------------------------------------------------------------------

                                                                                   SINCE INCEPTION
                                                                                     OR 10 YEARS,        INCEPTION
                                                                                      WHICHEVER IS         DATE OF
TRUST PORTFOLIO                                   1 YEAR              5 YEAR           SHORTER            PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
Money Market                                        3.63%              3.49%              3.81%+           06/18/85
-------------------------------------------------------------------------------------------------------------------
Lifestyle Aggressive 1000                           3.40%                N/A              6.41%            01/07/97
-------------------------------------------------------------------------------------------------------------------
Lifestyle Growth 820                                4.73%                N/A              8.53%            01/07/97
-------------------------------------------------------------------------------------------------------------------
Lifestyle Balanced 640                              4.25%                N/A              8.40%            01/07/97
-------------------------------------------------------------------------------------------------------------------
Lifestyle Moderate 460                              8.24%                N/A             10.28%            01/07/97
-------------------------------------------------------------------------------------------------------------------
Lifestyle Conservative 280                          8.68%                N/A              9.74%            01/07/97
-------------------------------------------------------------------------------------------------------------------


* Performance for each of these sub-accounts is based on the historical performance of the portfolio, adjusted to reflect current contract charges. On December 31, 1996, Manulife Series Fund, Inc. merged with the Trust. Performance presented for these sub-accounts is based upon the performance of the respective predecessor Manulife Series Fund, Inc. portfolio for periods prior to December 31, 1996.

+        10 year average annual return.

                                    * * * * *

         In addition to the non-standardized returns quoted above, each of the sub-accounts may from time to time quote aggregate non-standardized total returns calculated in the same manner as set forth above for other time periods. From time to time the Trust may include in its advertising and sales literature general discussions of economic theories, including but not limited to, discussions on how demographic and political trends can affect the financial markets. Further, the Trust may also include in its advertising and sales literature specific information on each of the Trust's subadvisers, including but not limited to, research capabilities of a subadviser, assets under management, information relating to other clients of a subadviser, and other generalized information.

                                    SERVICES

INDEPENDENT AUDITORS

The financial statements of the Company at December 31, 1998 and 1997 and for the three years in the period ended December 31, 1998 and of the Variable Account at December 31, 1998 and for the two years in the period then ended December 31, 1998 appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

         Our financial statements which are included in the Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

SERVICING AGENT

         Computer Sciences Corporation Financial Services Group ("CSC FSG") provides to us a computerized data processing recordkeeping system for variable annuity administration. CSC FSG provides various daily, semimonthly, monthly, semiannual and annual reports including:

-        daily updates on:

         -        accumulation unit values,

         -        variable annuity participants and transactions,

         -        agent production and commissions;

-        semimonthly commission statements;

- monthly summaries of agent production and daily transaction reports; o semiannual statements for contract owners;

-        and annual contract owner tax reports.

We pay CSC FSG approximately $7.80 per policy per year, plus certain other fees for the services provided.

PRINCIPAL UNDERWRITER


         Manufacturers Securities Services, LLC ("MSS"), the successor to NASL Financial Services, Inc., a Delaware limited liability company controlled by us, serves as principal underwriter of the contracts. Contracts are offered on a continuous basis. The aggregate dollar amount of underwriting commissions paid to MSS in 1998 and 1997 were $122,828,714 and $29,615,342, respectively. The aggregate dollar amount of underwriting commissions paid to NASL Financial Services, Inc. in 1997 and 1996 were $75,864,399 and $83,031,288, respectively. Neither MSS nor NASL Financial Services, Inc. retained any of these amounts during such periods.

                              FINANCIAL STATEMENTS

                  AUDITED FINANCIAL STATEMENTS

                  THE MANUFACTURERS LIFE INSURANCE
                  COMPANY OF NORTH AMERICA
                  SEPARATE ACCOUNT A

                  Years ended December 31, 1998 and 1997

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                          Audited Financial Statements


                     Years ended December 31, 1998 and 1997




                                    CONTENTS

Report of Independent Auditors...................................................................................1

Audited Financial Statements

Statement of Assets and Contract Owners' Equity..................................................................2
Statements of Operations and Changes in Contract Owners' Equity..................................................4
Notes to Financial Statements...................................................................................17

                         Report of Independent Auditors


To the Contract Owners of
The Manufacturers Life Insurance Company of
   North America Separate Account A


We have audited the accompanying statement of assets and contract owners' equity of The Manufacturers Life Insurance Company of North America Separate Account A of The Manufacturers Life Insurance Company of North America as of December 31, 1998, and the related statements of operations and changes in contract owners' equity for each of the two years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Manufacturers Life Insurance Company of North America Separate Account A at December 31, 1998, and the results of its operations and the changes in its contract owners' equity for each of the two years in the period ended December 31, 1998 in conformity with generally accepted accounting principles.


                                                    /s/ ERNST & YOUNG LLP


Boston, Massachusetts
February 15, 1999

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                 Statement of Assets and Contract Owners' Equity

                                December 31, 1998

ASSETS
   Investments at market value:
     Sub-accounts held by Manufacturers Investment Trust:
       Equity Portfolio--70,153,843 shares (cost $1,394,262,193)                                  $1,366,596,869
       Investment Quality Bond Portfolio--17,255,422 shares (cost
         $205,380,597)                                                                               215,002,564
       Growth and Income Portfolio--72,412,451 shares (cost
         $1,437,245,539)                                                                           2,058,685,981
       Blue Chip Growth Portfolio--51,932,822 shares (cost $761,642,611)
                                                                                                     982,569,000
       Money Market Portfolio--46,650,864 shares (cost $466,508,635)                                 466,508,635
       Global Equity Portfolio--41,770,878 shares (cost $729,838,802)                                851,290,500
       Global Government Bond Portfolio--13,584,129 shares (cost
         $182,025,319)                                                                               186,510,088
       U.S. Government Securities Portfolio--17,162,813 shares (cost
         $228,158,658)                                                                               237,190,082
       Conservative Asset Allocation Portfolio--15,687,564 shares (cost
         $171,934,308)                                                                               185,583,876
       Moderate Asset Allocation Portfolio--43,423,370 shares (cost
         $501,927,612)                                                                               579,267,762
       Aggressive Asset Allocation Portfolio--15,637,643 shares (cost
         $196,854,791)                                                                               238,630,437
       Equity-Income Portfolio--50,117,795 shares (cost $763,489,488)                                891,094,394
       Strategic Bond Portfolio--25,678,995 shares (cost $302,571,752)                               300,957,827
       International Growth and Income Portfolio--17,023,984 shares
         (cost $188,871,120)                                                                         192,711,494
       Growth Portfolio--10,975,313 shares (cost $187,150,428)                                       224,993,924
       Small/Mid Cap Portfolio--17,539,949 shares (cost $272,381,577)                                346,764,786
       International Small Cap Portfolio--6,868,968 shares (cost
         $98,967,859)                                                                                104,957,831
       Pacific Rim Emerging Markets Portfolio--1,688,201 shares (cost
         $10,920,142)                                                                                 11,530,410
       Science & Technology Portfolio--7,007,642 shares (cost
         $107,208,623)                                                                               136,789,175
       Emerging Small Company Trust Portfolio--2,289,074 shares (cost
         $52,526,543)                                                                                 54,525,739
       Pilgrim Baxter Growth Portfolio--4,510,511 shares (cost
         $54,865,363)                                                                                 58,817,062
       International Stock Portfolio--4,275,981 shares (cost
         $53,456,822)                                                                                 55,502,238
       Worldwide Growth Portfolio--2,249,703 shares (cost $32,559,587)                                34,082,996
       Quantitative Equity Portfolio--2,680,476 shares (cost
         $60,144,014)                                                                                 67,601,598
       Value Trust  Portfolio--10,014,905 shares (cost $150,703,384)                                 140,809,560

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

           Statement of Assets and Contract Owners' Equity (continued)

                                December 31, 1998


ASSETS (CONTINUED)
   Investments at market value (continued):
     Sub-accounts held by Manufacturers Investment Trust (continued):
       Real Estate Securities Portfolio--2,593,566 shares (cost
         $45,937,873)                                                                           $     38,306,963
       Balanced Portfolio--3,854,279 shares (cost $72,418,904)                                        74,773,004
       High Yield Portfolio--9,662,687 shares (cost $132,336,671)                                    124,841,912
       Capital Growth Bond Portfolio--902,029 shares (cost $10,637,950)                               10,905,528
       Lifestyle Aggressive 1000 Portfolio--4,396,045 shares (cost
         $58,684,265)                                                                                 58,863,042
       Lifestyle Growth 820 Portfolio--21,338,547 shares (cost
         $290,633,031)                                                                               294,045,173
       Lifestyle Balanced 640 Portfolio--22,715,975 shares (cost
         $304,652,511)                                                                               306,438,509
       Lifestyle Moderate 460 Portfolio--8,322,504 shares (cost
         $111,615,746)                                                                               115,766,034
       Lifestyle Conservative 280 Portfolio--4,887,132 shares (cost
         $63,505,234)                                                                                 66,122,902
       Small Company Value Portfolio--5,725,189 shares (cost
         $67,847,667)                                                                                 65,095,402
     Sub-accounts held by Merrill Lynch Variable Series Funds, Inc.:
       Basic Value Focus Portfolio--230,973 shares (cost $3,304,521)                                   3,383,761
       Developing Capital Markets Focus Portfolio--37,559 shares (cost
         $277,352)                                                                                       241,128
       Special Value Focus Portfolio--63,893 shares (cost $1,329,010)                                  1,274,025
                                                                                                ----------------

Total assets                                                                                    $ 11,149,032,211
                                                                                                ================


CONTRACT OWNERS' EQUITY
Variable annuity contracts                                                                      $ 11,134,609,842
Annuity reserves                                                                                      14,422,369
                                                                                                ----------------

Total contract owners' equity                                                                   $ 11,149,032,211
                                                                                                ================

See accompanying notes.

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                     Statements of Operations and Changes in
                             Contract Owners' Equity



                                                                            SUB-ACCOUNT
                                   ------------------------------------------------------------------------------------------------
                                              EQUITY                   INVESTMENT QUALITY BOND             GROWTH AND INCOME
                                   ------------------------------------------------------------------------------------------------
                                       YEAR ENDED DECEMBER 31,          YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,
                                        1998              1997            1998            1997            1998             1997
                                   ------------------------------------------------------------------------------------------------
Income:
   Dividends                       $  262,896,468   $  239,269,167   $  9,380,173    $  9,576,201   $  104,185,784  $   73,308,031

Expenses:
    Mortality and expense risk
       and administrative charges      19,254,747       18,590,890      2,619,222       2,055,365       24,518,612      17,452,904
                                   ------------------------------------------------------------------------------------------------
Net investment income (loss)          243,641,721      220,678,277      6,760,951       7,520,836       79,667,172      55,855,127

Net realized gain (loss)               31,286,927       71,678,786      3,524,700       1,351,339      120,361,648      58,828,368
Unrealized appreciation
    (depreciation) during the
    period                           (174,185,950)     (85,271,449)     2,142,373       2,582,281      182,367,957     202,291,723
                                   ------------------------------------------------------------------------------------------------
Net increase (decrease) in
    contract owners' equity from
    operations                        100,742,698      207,085,614     12,428,024      11,454,456      382,396,777     316,975,218

Changes from principal
    transactions:
       Purchase payments               94,757,279      118,050,368     34,025,800      22,380,599      248,202,994     195,949,225
       Transfers between sub-
           accounts and the
           Company                    (73,281,664)    (119,918,534)    27,481,604      (4,673,249)     109,065,836      74,410,407
       Withdrawals                   (127,824,175)     (90,755,116)   (18,664,400)    (14,678,287)    (142,936,147)    (86,137,166)
       Annual contract fee               (627,094)        (659,929)       (56,911)        (56,865)        (612,633)       (502,835)
                                   ------------------------------------------------------------------------------------------------
Net increase (decrease) in
    contract owners' equity from
    principal transactions           (106,975,654)     (93,283,212)    42,786,093       2,972,198      213,720,050     183,719,631
                                   ------------------------------------------------------------------------------------------------
Total increase (decrease) in
    contract owners' equity            (6,232,956)     113,802,403     55,214,117      14,426,654      596,116,827     500,694,849
Contract owners' equity at
    beginning of period             1,372,829,825    1,259,027,422    159,788,447     145,361,793    1,462,569,154     961,874,305
                                   ------------------------------------------------------------------------------------------------
Contract owners' equity at end
    of period                      $1,366,596,869   $1,372,829,825   $215,002,564   $ 159,788,447   $2,058,685,981  $1,462,569,154
                                   ================================================================================================

See accompanying notes.

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                Statements of Operations and Changes in Contract
                           Owners' Equity (continued)



                                                                             SUB-ACCOUNT
                                    -----------------------------------------------------------------------------------------------
                                           BLUE CHIP GROWTH                    MONEY MARKET                   GLOBAL EQUITY
                                    -----------------------------------------------------------------------------------------------
                                        YEAR ENDED DECEMBER 31,           YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,
                                        1998              1997             1998             1997           1998            1997
                                    -----------------------------------------------------------------------------------------------
Income:
   Dividends                        $ 13,929,066      $ 71,469,602   $  21,461,471    $  17,013,261   $ 59,603,230    $ 68,544,055

Expenses:
    Mortality and expense risk
       and administrative charges     10,658,625         7,222,500       6,194,641        4,845,927     12,014,172      10,725,251
                                    -----------------------------------------------------------------------------------------------
Net investment income (loss)           3,270,441        64,247,102      15,266,830       12,167,334     47,589,058      57,818,804

Net realized gain (loss)              61,124,930        32,146,244         192,043          (42,506)    27,283,864      23,088,990
Unrealized appreciation
    (depreciation) during the
    period                           123,565,136        13,739,445                                       6,192,769      49,786,950
                                    -----------------------------------------------------------------------------------------------
Net increase (decrease) in
    contract owners' equity from
    operations                       187,960,507       110,132,791      15,458,873       12,124,828     81,065,691     130,694,744

Changes from principal
  transactions:
       Purchase payments             142,511,048       103,821,671     280,358,533      275,133,419     61,937,777      66,651,712
       Transfers between sub-
           accounts and the
           Company                    70,636,247        52,434,431     (41,216,927)    (165,452,428)   (27,166,058)    (18,665,979)
       Withdrawals                   (50,972,213)      (30,741,388)   (115,055,612)     (90,042,016)   (71,777,066)    (55,723,933)
       Annual contract fee              (266,440)         (209,155)       (111,391)        (103,157)      (372,022)       (383,153)
                                    -----------------------------------------------------------------------------------------------
Net increase (decrease) in
    contract owners' equity from
    principal transactions           161,908,642       125,305,559     123,974,603       19,535,818    (37,377,369)     (8,121,353)
                                    -----------------------------------------------------------------------------------------------
Total increase (decrease) in
    contract owners' equity          349,869,149       235,438,350     139,433,476       31,660,646     43,688,322     122,573,391
Contract owners' equity at
    beginning of period              632,699,851       397,261,501     327,075,159      295,414,513    807,602,178     685,028,787
                                    -----------------------------------------------------------------------------------------------
Contract owners' equity at end
    of period                       $982,569,000      $632,699,851   $ 466,508,635    $ 327,075,159   $851,290,500    $807,602,178
                                    ===============================================================================================

See accompanying notes.

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                Statements of Operations and Changes in Contract
                           Owners' Equity (continued)



                                                                            SUB-ACCOUNT
                                    ----------------------------------------------------------------------------------------------
                                      GLOBAL GOVERNMENT BOND         U.S. GOVERNMENT SECURITIES    CONSERVATIVE ASSET ALLOCATION
                                    ----------------------------------------------------------------------------------------------
                                      YEAR ENDED DECEMBER 31,           YEAR ENDED DECEMBER 31,          YEAR ENDED DECEMBER 31,
                                        1998            1997              1998           1997             1998            1997
                                    ----------------------------------------------------------------------------------------------
Income:
   Dividends                        $ 18,973,842    $ 19,326,548     $  9,103,890   $ 11,671,420     $ 17,570,424    $ 17,400,745

Expenses:
    Mortality and expense risk
       and administrative charges      2,750,057       3,118,976        2,945,305      2,556,850        2,625,650       2,741,328
                                    ----------------------------------------------------------------------------------------------
Net investment income (loss)          16,223,785      16,207,572        6,158,585      9,114,570       14,944,774      14,659,417

Net realized gain (loss)                 898,854         439,716        4,428,098       (527,162)       3,497,458       3,400,777
Unrealized appreciation
    (depreciation) during the
    period                            (5,780,204)    (14,053,773)       1,035,564      3,410,682       (1,878,860)         31,815
                                    ----------------------------------------------------------------------------------------------
Net increase (decrease) in
    contract owners' equity from
    operations                        11,342,435       2,593,515       11,622,247     11,998,090       16,563,372      18,092,009

Changes from principal
    transactions:
       Purchase payments               9,584,824      14,851,627       40,913,770     35,382,893        7,937,011       8,346,286
       Transfers between sub-
           accounts and the
           Company                   (21,994,571)    (31,446,736)      19,072,298    (25,230,072)      (6,943,504)     (3,474,315)
       Withdrawals                   (18,770,928)    (19,532,235)     (23,285,802)   (20,453,897)     (26,555,234)    (28,533,376)
       Annual contract fee               (77,219)        (97,030)         (66,701)       (70,092)         (92,857)       (108,689)
                                    ----------------------------------------------------------------------------------------------
Net increase (decrease) in
    contract owners' equity from
    principal transactions           (31,257,894)    (36,224,374)      36,633,565    (10,371,168)     (25,654,584)    (23,770,094)
                                    ----------------------------------------------------------------------------------------------
Total increase (decrease) in
    contract owners' equity          (19,915,459)    (33,630,859)      48,255,812      1,626,922       (9,091,212)     (5,678,085)
Contract owners' equity at
    beginning of period              206,425,547     240,056,406      188,934,270    187,307,348      194,675,088     200,353,173
                                    ----------------------------------------------------------------------------------------------
Contract owners' equity at end
    of period                       $186,510,088    $206,425,547     $237,190,082   $188,934,270     $185,583,876    $194,675,088
                                    ==============================================================================================

See accompanying notes.

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                Statements of Operations and Changes in Contract
                           Owners' Equity (continued)



                                                                              SUB-ACCOUNT
                                    ----------------------------------------------------------------------------------------------
                                     MODERATE ASSET ALLOCATION        AGGRESSIVE ASSET ALLOCATION             EQUITY INCOME
                                    ----------------------------------------------------------------------------------------------
                                      YEAR ENDED DECEMBER 31,           YEAR ENDED DECEMBER 31,           YEAR ENDED DECEMBER 31,
                                        1998            1997              1998             1997             1998           1997
                                    ----------------------------------------------------------------------------------------------
Income:
   Dividends                        $ 64,146,035   $  58,267,634    $  26,290,872    $ 20,896,965     $ 50,288,949   $ 78,618,574

Expenses:
    Mortality and expense risk
       and administrative charges      8,092,103       8,189,303        3,191,540       3,066,563       12,044,210      9,490,476
                                    ----------------------------------------------------------------------------------------------
Net investment income (loss)          56,053,932      50,078,331       23,099,332      17,830,402       38,244,739     69,128,098

Net realized gain (loss)              14,458,530      20,924,486        9,700,147       8,142,652       45,466,323     27,303,367
Unrealized appreciation
    (depreciation) during the
    period                             2,472,822       6,583,533        3,631,032       8,717,054      (23,107,903)    66,190,180
                                    ----------------------------------------------------------------------------------------------
Net increase (decrease) in
    contract owners' equity from
    operations                        72,985,284      77,586,350       36,430,511      34,690,108       60,603,159    162,621,645

Changes from principal
    transactions:
       Purchase payments              18,958,426      21,885,718       10,964,443      12,256,277      103,523,597    104,660,103
       Transfers between sub-
           accounts and the
           Company                   (17,040,289)    (54,800,932)      (5,795,331)    (15,819,095)     (18,384,431)    45,522,432
       Withdrawals                   (71,094,567)    (67,053,011)     (24,226,715)    (21,820,832)     (60,748,536)   (39,782,767)
       Annual contract fee              (329,687)       (376,642)        (156,682)       (174,213)        (292,490)      (264,381)
                                    ----------------------------------------------------------------------------------------------
Net increase (decrease) in
    contract owners' equity from
    principal transactions           (69,506,117)   (100,344,867)     (19,214,285)    (25,557,863)      24,098,140    110,135,387
                                    ----------------------------------------------------------------------------------------------
Total increase (decrease) in
    contract owners' equity            3,479,167     (22,758,517)      17,216,226       9,132,245       84,701,299    272,757,032
Contract owners' equity at
    beginning of period              575,788,595     598,547,112      221,414,211     212,281,966      806,393,095    533,636,063
                                    ----------------------------------------------------------------------------------------------
Contract owners' equity at end
    of period                       $579,267,762   $ 575,788,595    $ 238,630,437    $221,414,211     $891,094,394   $806,393,095
                                    ==============================================================================================

See accompanying notes.

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                Statements of Operations and Changes in Contract
                           Owners' Equity (continued)



                                                                            SUB-ACCOUNT
                                   ------------------------------------------------------------------------------------------------
                                                                            INTERNATIONAL
                                          STRATEGIC BOND                   GROWTH AND INCOME                      GROWTH
                                   ------------------------------------------------------------------------------------------------
                                       YEAR ENDED DECEMBER 31,            YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,
                                       1998              1997             1998             1997            1998            1997
                                   ------------------------------------------------------------------------------------------------
Income:
   Dividends                       $ 19,762,976      $ 13,993,910    $ 10,783,616     $ 10,918,983    $  6,498,283    $      2,064

Expenses:
    Mortality and expense risk
       and administrative charges     4,220,177         3,393,458       2,772,206        2,671,634       2,460,324       1,315,949
                                   ------------------------------------------------------------------------------------------------
Net investment income (loss)         15,542,799        10,600,452       8,011,410        8,247,349       4,037,959      (1,313,885)

Net realized gain (loss)              5,827,370         6,548,108      (4,242,482)       6,276,433       7,868,700       3,969,308
Unrealized appreciation
    (depreciation) during the
    period                          (22,293,148)        4,322,181       6,890,254      (17,080,972)     23,267,491      13,523,093
                                   ------------------------------------------------------------------------------------------------
Net increase (decrease) in
    contract owners' equity from
    operations                         (922,979)       21,470,741      10,659,182       (2,557,190)     35,174,150      16,178,516

Changes from principal
    transactions:
       Purchase payments             59,587,164        61,132,738      22,213,738       34,462,322      46,724,068      42,821,722
       Transfers between sub-
           accounts and the
           Company                  (16,016,161)       16,015,847      (9,290,437)     (12,884,732)     20,642,796      22,684,133
       Withdrawals                  (21,651,946)      (15,800,829)    (13,365,800)     (10,478,961)     (9,558,754)     (3,950,420)
       Annual contract fee              (81,880)          (74,181)        (72,465)         (76,258)        (54,268)        (28,627)
                                   ------------------------------------------------------------------------------------------------
Net increase (decrease) in
    contract owners' equity from
    principal transactions           21,837,177        61,273,575        (514,964)      11,022,371      57,753,842      61,526,808
                                   ------------------------------------------------------------------------------------------------
Total increase (decrease) in
    contract owners' equity          20,914,198        82,744,316      10,144,218        8,465,181      92,927,992      77,705,324
Contract owners' equity at
    beginning of period             280,043,629       197,299,313     182,567,276      174,102,095     132,065,932      54,360,608
                                   ------------------------------------------------------------------------------------------------
Contract owners' equity at end
    of period                      $300,957,827      $280,043,629    $192,711,494     $182,567,276    $224,993,924    $132,065,932
                                   ================================================================================================

See accompanying notes.

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                Statements of Operations and Changes in Contract
                           Owners' Equity (continued)



                                                                              SUB-ACCOUNT
                                    --------------------------------------------------------------------------------------------
                                           SMALL/MID CAP                 INTERNATIONAL SMALL CAP    PACIFIC RIM EMERGING MARKETS
                                    --------------------------------------------------------------------------------------------
                                       YEAR ENDED DECEMBER 31,           YEAR ENDED DECEMBER 31,        YEAR ENDED DECEMBER 31,
                                        1998              1997           1998             1997           1998            1997
                                    --------------------------------------------------------------------------------------------
Income:
   Dividends                                                        $    336,534    $     51,091                    $    24,903

Expenses:
    Mortality and expense risk
       and administrative charges   $  3,976,254    $  2,776,348       1,517,775       1,495,775     $   137,686         63,490
                                    --------------------------------------------------------------------------------------------
Net investment income (loss)          (3,976,254)     (2,776,348)     (1,181,241)     (1,444,684)       (137,686)       (38,587)

Net realized gain (loss)              20,349,494       5,544,039       6,105,663       3,758,747      (2,090,591)    (1,283,209)
Unrealized appreciation
    (depreciation) during the
    period                            51,762,373      19,443,445       5,595,158      (3,090,673)      1,949,020     (1,338,752)
                                    --------------------------------------------------------------------------------------------
Net increase (decrease) in
    contract owners' equity from
    operations                        68,135,613      22,211,136      10,519,580        (776,610)       (279,257)    (2,660,548)

Changes from principal
 transactions:
       Purchase payments              46,950,104      53,732,677      11,129,043      25,874,645       3,553,787      5,401,201
       Transfers between sub-
           accounts and the
           Company                     8,700,217      10,377,888     (11,727,965)     (9,494,657)      1,253,352      4,903,144
       Withdrawals                   (17,277,732)     (9,275,089)     (6,285,382)     (5,113,149)       (497,351)      (139,755)
       Annual contract fee              (102,955)        (79,115)        (42,473)        (41,050)         (3,324)          (839)
                                    --------------------------------------------------------------------------------------------
Net increase (decrease) in
    contract owners' equity from
    principal transactions            38,269,634      54,756,361      (6,926,777)     11,225,789       4,306,464     10,163,751
                                    --------------------------------------------------------------------------------------------
Total increase (decrease) in
    contract owners' equity          106,405,247      76,967,497       3,592,803      10,449,179       4,027,207      7,503,203
Contract owners' equity at
    beginning of period              240,359,539     163,392,042     101,365,028      90,915,849       7,503,203
                                    --------------------------------------------------------------------------------------------
Contract owners' equity at end
    of period                       $346,764,786    $240,359,539    $104,957,831    $101,365,028     $11,530,410    $ 7,503,203
                                    ============================================================================================

See accompanying notes.

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                Statements of Operations and Changes in Contract
                           Owners' Equity (continued)



                                                                              SUB-ACCOUNT
                                    ---------------------------------------------------------------------------------------------
                                                                               EMERGING SMALL
                                        SCIENCE AND TECHNOLOGY                 COMPANY TRUST           PILGRIM BAXTER GROWTH
                                    ---------------------------------------------------------------------------------------------
                                        YEAR ENDED DECEMBER 31,          YEAR ENDED DECEMBER 31,       YEAR ENDED DECEMBER 31,
                                        1998              1997            1998             1997         1998            1997
                                    ---------------------------------------------------------------------------------------------
Income:
   Dividends                                         $   873,736      $   606,644

Expenses:
    Mortality and expense risk
       and administrative charges   $  1,202,138         397,473          644,336    $   244,267     $   725,112     $   378,926
                                    ---------------------------------------------------------------------------------------------
Net investment income (loss)          (1,202,138)        476,263          (37,692)      (244,267)       (725,112)       (378,926)

Net realized gain (loss)               2,838,592         862,369         (840,697)     1,689,252         302,011          (4,272)
Unrealized appreciation
    (depreciation) during the
    period                            32,860,184      (3,279,632)         754,323      1,244,873       2,526,128       1,425,571
                                    ---------------------------------------------------------------------------------------------
Net increase (decrease) in
    contract owners' equity from
    operations                        34,496,638      (1,941,000)        (124,066)     2,689,858       2,103,027       1,042,373

Changes from principal
 transactions:
       Purchase payments              34,212,705      28,700,891       16,370,893     16,793,570      12,805,688      24,174,018
       Transfers between sub-
           accounts and the
           Company                    16,789,653      29,505,144          532,221     21,563,046         514,103      21,686,668
       Withdrawals                    (4,130,388)       (811,869)      (2,520,170)      (763,760)     (2,807,192)       (678,547)
       Annual contract fee               (26,696)         (5,903)         (12,785)        (3,068)        (17,850)         (5,226)
                                    ---------------------------------------------------------------------------------------------
Net increase (decrease) in
    contract owners' equity from
    principal transactions            46,845,274      57,388,263       14,370,159     37,589,788      10,494,749      45,176,913
                                    ---------------------------------------------------------------------------------------------
Total increase (decrease) in
    contract owners' equity           81,341,912      55,447,263       14,246,093     40,279,646      12,597,776      46,219,286
Contract owners' equity at
    beginning of period               55,447,263               0       40,279,646              0      46,219,286               0
                                    ---------------------------------------------------------------------------------------------
Contract owners' equity at end
    of period                       $136,789,175     $55,447,263      $54,525,739    $40,279,646     $58,817,062     $46,219,286
                                    =============================================================================================

See accompanying notes.

Effective November 1, 1998, the Emerging Growth Sub-Account was renamed Emerging Small Company Trust through a vote of the Board of Directors.

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                Statements of Operations and Changes in Contract
                           Owners' Equity (continued)



                                                                              SUB-ACCOUNT
                                    -----------------------------------------------------------------------------------------------
                                        INTERNATIONAL STOCK                WORLDWIDE GROWTH              QUANTITATIVE EQUITY
                                    ---------------------------------------------------------------------------------------------
                                       YEAR ENDED DECEMBER 31,           YEAR ENDED DECEMBER 31,        YEAR ENDED DECEMBER 31,
                                        1998              1997            1998             1997           1998            1997
                                    ---------------------------------------------------------------------------------------------
Income:
   Dividends                        $   862,935       $   502,025    $   172,999      $   171,241    $ 4,541,776

Expenses:
    Mortality and expense risk
       and administrative charges       674,016           273,695        395,448          135,977        640,582     $   137,434
                                    ---------------------------------------------------------------------------------------------
Net investment income (loss)            188,919           228,330       (222,449)          35,264      3,901,194       (137,434)

Net realized gain (loss)              2,364,955           215,723        525,371          227,718        449,434         358,162
Unrealized appreciation
    (depreciation) during the
    period                            3,503,979        (1,458,563)     1,343,334          180,075      6,170,135       1,287,449
                                    ---------------------------------------------------------------------------------------------
Net increase (decrease) in
    contract owners' equity from
    operations                        6,057,853        (1,014,510)     1,646,256          443,057     10,520,763       1,508,177

Changes from principal
    transactions:
       Purchase payments             13,225,216        19,620,377     11,495,901       11,388,148     20,771,816      11,381,942
       Transfers between sub-
           accounts and the
           Company                    2,851,294        17,915,598      2,347,570        8,324,039     12,619,124      13,657,744
       Withdrawals                   (2,491,971)         (646,006)    (1,286,241)        (267,075)    (2,437,925)       (405,906)
       Annual contract fee              (13,680)           (1,933)        (7,427)          (1,232)       (11,798)         (2,339)
                                    ---------------------------------------------------------------------------------------------
Net increase (decrease) in
    contract owners' equity from
    principal transactions           13,570,859        36,888,036     12,549,803       19,443,880     30,941,217      24,631,441
                                    ---------------------------------------------------------------------------------------------
Total increase (decrease) in
    contract owners' equity          19,628,712        35,873,526     14,196,059       19,886,937     41,461,980      26,139,618
Contract owners' equity at
    beginning of period              35,873,526                       19,886,937                      26,139,618
                                    ---------------------------------------------------------------------------------------------
Contract owners' equity at end
    of period                       $55,502,238       $35,873,526    $34,082,996      $19,886,937    $67,601,598     $26,139,618
                                    =============================================================================================

See accompanying notes.

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                Statements of Operations and Changes in Contract
                           Owners' Equity (continued)



                                                                              SUB-ACCOUNT
                                    ----------------------------------------------------------------------------------------------
                                             VALUE TRUST                 REAL ESTATE SECURITIES                 BALANCED
                                    ----------------------------------------------------------------------------------------------
                                       YEAR ENDED DECEMBER 31,           YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,
                                        1998            1997              1998           1997             1998            1997
                                    ----------------------------------------------------------------------------------------------
Income:
   Dividends                        $  4,638,914     $ 2,689,347      $ 4,863,628                     $ 4,362,693

Expenses:
    Mortality and expense risk
       and administrative charges      1,782,489         486,817          550,805      $ 228,065          638,257       $ 150,866
                                    ----------------------------------------------------------------------------------------------
Net investment income (loss)           2,856,425       2,202,530        4,312,823      (228,065)        3,724,436        (150,866)

Net realized gain (loss)               1,138,053         541,216        (902,342)        295,630          247,184         256,879
Unrealized appreciation
    (depreciation) during the
    period                           (10,157,046)         263,222     (10,990,491)      3,359,581        1,131,212       1,222,888
                                    ----------------------------------------------------------------------------------------------
Net increase (decrease) in
    contract owners' equity from
    operations                        (6,162,568)      3,006,968      (7,580,010)      3,427,146        5,102,832       1,328,901

Changes from principal
    transactions:
       Purchase payments              49,908,355      48,382,252       11,906,485     13,091,725       26,732,376      15,888,339
       Transfers between sub-
           accounts and the
           Company                    14,640,406      37,456,120        2,566,730     18,128,028       22,894,698       5,629,987
       Withdrawals                    (5,344,005)     (1,043,743)      (2,469,360)      (749,394)      (2,463,299)       (330,644)
       Annual contract fee               (29,966)         (4,259)         (10,774)        (3,613)          (9,365)           (821)
                                    ----------------------------------------------------------------------------------------------
Net increase (decrease) in
    contract owners' equity from
    principal transactions            59,174,790      84,790,370       11,993,081     30,466,746       47,154,410      21,186,861
                                    ----------------------------------------------------------------------------------------------
Total increase (decrease) in
    contract owners' equity           53,012,222      87,797,338        4,413,071     33,893,892       52,257,242      22,515,762
Contract owners' equity at
    beginning of period               87,797,338                       33,893,892                      22,515,762
                                    ----------------------------------------------------------------------------------------------
Contract owners' equity at end
    of period                       $140,809,560     $87,797,338      $38,306,963    $33,893,892      $74,773,004     $22,515,762
                                    ==============================================================================================

See accompanying notes.

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                Statements of Operations and Changes in Contract
                           Owners' Equity (continued)



                                                                               SUB-ACCOUNT
                                     --------------------------------------------------------------------------------------------
                                               HIGH YIELD                   CAPITAL GROWTH BOND        LIFESTYLE AGGRESSIVE 1000
                                     --------------------------------------------------------------------------------------------
                                        YEAR ENDED DECEMBER 31,           YEAR ENDED DECEMBER 31,        YEAR ENDED DECEMBER 31,
                                         1998            1997              1998           1997            1998            1997
                                     --------------------------------------------------------------------------------------------
Income:
   Dividends                         $  8,887,481     $ 2,135,102      $   264,547                     $ 2,636,383   $   237,194

Expenses:
    Mortality and expense risk
       and administrative charges       1,432,205         331,892           95,375     $   23,398          723,027       269,924
                                     --------------------------------------------------------------------------------------------
Net investment income (loss)            7,455,276       1,803,210          169,172        (23,398)       1,913,356       (32,730)

Net realized gain (loss)                  308,573         490,122          135,919         64,894          809,716       351,951
Unrealized appreciation
    (depreciation) during the
    period                             (7,507,180)         12,421          156,238        111,340       (1,147,651)    1,326,428
                                     --------------------------------------------------------------------------------------------
Net increase (decrease) in
    contract owners' equity from
    operations                            256,669       2,305,753          461,329        152,836        1,575,421     1,645,649

Changes from principal
 transactions:
       Purchase payments               57,459,954      34,480,584        3,886,790      2,378,537       21,969,123    27,666,649
       Transfers between sub-
           accounts and the
           Company                     15,683,299      21,582,628        3,612,080        677,347       (1,521,360)   11,510,544
       Withdrawals                     (5,903,448)     (1,003,593)        (227,645)       (34,729)      (3,165,862)     (788,594)
       Annual contract fee                (17,792)         (2,142)            (891)          (126)         (25,491)       (3,037)
                                     --------------------------------------------------------------------------------------------
Net increase (decrease) in
    contract owners' equity from
    principal transactions             67,222,013      55,057,477        7,270,334      3,021,029       17,256,410    38,385,562
                                     --------------------------------------------------------------------------------------------
Total increase (decrease) in
    contract owners' equity            67,478,682      57,363,230        7,731,663      3,173,865       18,831,831    40,031,211
Contract owners' equity at
    beginning of period                57,363,230                        3,173,865                      40,031,211
                                     --------------------------------------------------------------------------------------------
Contract owners' equity at end
    of period                        $124,841,912     $57,363,230      $10,905,528     $3,173,865      $58,863,042   $40,031,211
                                     ============================================================================================

See accompanying notes.

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                Statements of Operations and Changes in Contract
                           Owners' Equity (continued)



                                                                              SUB-ACCOUNT
                                    --------------------------------------------------------------------------------------------
                                         LIFESTYLE GROWTH 820            LIFESTYLE BALANCED 640       LIFESTYLE MODERATE 460
                                    --------------------------------------------------------------------------------------------
                                       YEAR ENDED DECEMBER 31,           YEAR ENDED DECEMBER 31,       YEAR ENDED DECEMBER 31,
                                        1998            1997              1998           1997             1998          1997
                                    --------------------------------------------------------------------------------------------
Income:
   Dividends                        $ 14,111,619    $  1,919,754     $ 13,670,797   $  2,096,508     $  3,839,085   $   683,968

Expenses:
    Mortality and expense risk
       and administrative charges      3,455,069       1,182,975        3,423,557        769,100        1,151,712       270,936
                                    --------------------------------------------------------------------------------------------
Net investment income (loss)          10,656,550         736,779       10,247,240      1,127,408        2,673,373       413,032

Net realized gain (loss)               2,139,936         701,940        1,544,172        405,934          878,683       188,826
Unrealized appreciation
    (depreciation) during the
    period                            (2,785,080)      6,197,222       (3,124,500)     4,910,498        2,974,288     1,176,000
                                    --------------------------------------------------------------------------------------------
Net increase (decrease) in
    contract owners' equity from
    operations                        10,011,406       7,635,941        8,666,912      6,443,840        6,540,344     1,777,858

Changes from principal
    transactions:
       Purchase payments             110,072,582     124,787,100      136,038,997    109,585,494       54,357,743    34,707,149
       Transfers between sub-
           accounts and the
           Company                     5,245,489      49,397,612       14,223,902     47,685,861       14,002,683     8,719,380
       Withdrawals                   (10,385,720)     (2,638,434)     (12,460,337)    (3,689,366)      (3,921,846)     (402,607)
       Annual contract fee               (72,269)         (8,534)         (51,951)        (4,843)         (13,485)       (1,185)
                                    --------------------------------------------------------------------------------------------
Net increase (decrease) in
    contract owners' equity from
    principal transactions           104,860,082     171,537,744      137,750,611    153,577,146       64,425,095    43,022,737
                                    --------------------------------------------------------------------------------------------
Total increase (decrease) in
    contract owners' equity          114,871,488     179,173,685      146,417,523    160,020,986       70,965,439    44,800,595
Contract owners' equity at
    beginning of period              179,173,685                      160,020,986                      44,800,595
                                    --------------------------------------------------------------------------------------------
Contract owners' equity at end
    of period                       $294,045,173    $179,173,685     $306,438,509   $160,020,986     $115,766,034   $44,800,595
                                    ============================================================================================

See accompanying notes.

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                Statements of Operations and Changes in Contract
                           Owners' Equity (continued)

                                                                             SUB-ACCOUNT
                                    ---------------------------------------------------------------------------------------------
                                     LIFESTYLE CONSERVATIVE 280        SMALL COMPANY VALUE (2)           BASIC VALUE FOCUS (3)
                                    ---------------------------------------------------------------------------------------------
                                      YEAR ENDED DECEMBER 31,         PERIOD ENDED DECEMBER 31,        PERIOD ENDED DECEMBER 31,
                                       1998            1997             1998             1997            1998            1997
                                    ---------------------------------------------------------------------------------------------
Income:
   Dividends                        $ 1,713,067     $   259,709     $     19,377                      $   53,970

Expenses:
    Mortality and expense risk
       and administrative charges       556,830         100,989          606,307      $    35,127         21,001        $    324
                                    ---------------------------------------------------------------------------------------------
Net investment income (loss)          1,156,237         158,720        (586,930)          (35,127)        32,969            (324)

Net realized gain (loss)                271,648           1,381        (582,960)             (220)       (18,194)          4,325
Unrealized appreciation
    (depreciation) during the
    period                            2,119,282         498,386      (2,538,730)         (213,535)        80,592          (1,352)
                                    ---------------------------------------------------------------------------------------------
Net increase (decrease) in
    contract owners' equity from
    operations                        3,547,167         658,487      (3,708,620)         (248,882)        95,367           2,649

Changes from principal
 transactions:
       Purchase payments             33,166,004      13,240,905       28,591,491        4,592,023      2,636,532         306,338
       Transfers between sub-
           accounts and the
           Company                   14,381,167       3,508,965       25,105,906       12,576,387        331,091          38,957
       Withdrawals                   (2,280,020)        (94,919)      (1,762,784)         (41,086)       (27,056)            (25)
       Annual contract fee               (4,485)           (369)          (8,494)            (539)           (92)              0
                                    ---------------------------------------------------------------------------------------------
Net increase (decrease) in
    contract owners' equity from
    principal transactions           45,262,666      16,654,582       51,926,119       17,126,785      2,940,475         345,270
                                    ---------------------------------------------------------------------------------------------
Total increase (decrease) in
    contract owners' equity          48,809,833      17,313,069       48,217,499       16,877,903      3,035,842         347,919
Contract owners' equity at
    beginning of period              17,313,069                       16,877,903                         347,919               0
                                    ---------------------------------------------------------------------------------------------
Contract owners' equity at end
    of period                       $66,122,902     $17,313,069     $ 65,095,402      $16,877,903     $3,383,761        $347,919
                                    =============================================================================================

(2) From commencement of operations October 1, 1997.
(3) From commencement of operations October 13, 1997.

See accompanying notes.

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                Statements of Operations and Changes in Contract
                           Owners' Equity (continued)



                                                                                  SUB-ACCOUNT
                                            --------------------------------------------------------------------------------------
                                              DEVELOPING CAPITAL
                                               MARKETS FOCUS (3)       SPECIAL VALUE FOCUS (3)               TOTAL
                                            --------------------------------------------------------------------------------------
                                            YEAR ENDED DECEMBER 31,    PERIOD ENDED DECEMBER 31,     PERIOD ENDED DECEMBER 31,
                                              1998        1997            1998          1997         1998                1997
                                            --------------------------------------------------------------------------------------
Income:
   Dividends                                $    388                  $   57,259                $   760,515,175    $  721,921,738

Expenses:
    Mortality and expense risk
       and administrative charges              1,933    $    54           10,495     $    315       140,724,000       107,391,541
                                            --------------------------------------------------------------------------------------
Net investment income (loss)                  (1,545)       (54)          46,764         (315)      619,791,175       614,530,197

Net realized gain (loss)                      (7,758)    (9,818)         (77,295)        (891)      367,566,677       278,189,604
Unrealized appreciation
    (depreciation) during the
    period                                   (46,006)     9,782          (50,244)      (4,741)      198,898,651       288,054,676
                                            --------------------------------------------------------------------------------------
Net increase (decrease) in
    contract owners' equity from
    operations                               (55,309)       (90)         (80,775)      (5,947)    1,186,256,503     1,180,774,477

Changes from principal transactions:
       Purchase payments                     279,236     12,381        1,000,154      199,113     1,890,721,447     1,744,172,738
       Transfers between sub-
           accounts and the
           Company                           (12,556)    19,497          117,665       54,768       174,920,177        94,125,873
       Withdrawals                            (2,025)                    (10,841)         (36)     (886,646,495)     (624,402,560)
       Annual contract fee                        (6)                        (76)                    (3,754,865)       (3,355,380)
                                            --------------------------------------------------------------------------------------
Net increase (decrease) in
    contract owners' equity from
    principal transactions                   264,649     31,878        1,106,902      253,845     1,175,240,264     1,210,540,671
                                            --------------------------------------------------------------------------------------
Total increase (decrease) in
    contract owners' equity                  209,340     31,788        1,026,127      247,898     2,361,496,767     2,391,315,148
Contract owners' equity at
    beginning of period                       31,788                     247,898                  8,787,535,444     6,396,220,296
                                            --------------------------------------------------------------------------------------
Contract owners' equity at end
    of period                               $241,128    $31,788       $1,274,025     $247,898   $11,149,032,211    $8,787,535,444
                                            ======================================================================================

(3) From commencement of operations October 13, 1997.

See accompanying notes.

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                          Notes to Financial Statements

                                December 31, 1998


1.  ORGANIZATION

The Manufacturers Life Insurance Company of North America Separate Account A (the Account) is a separate account established by The Manufacturers Life Insurance Company of North America (the Company). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended, and invests in thirty-five sub-accounts of Manufacturers Investment Trust (the Trust) and three subaccounts of Merrill Lynch Variable Series Funds, Inc. The Account is a funding vehicle for variable annuity contracts (the Contracts) issued by the Company. The Account includes seventeen contracts, distinguished principally by the level of expenses and surrender charges. These seventeen contracts are as follows: Venture Variable Annuity 1, 3, 7, 8, 17, 18, 20, 21, 22, 23, 25, 26 and 27 (VEN 1, 3, 7, 8, 17, 18, 20, 21, 22, 23, 25, 26 and 27),
Venture Vantage Annuity (VTG20), Venture Vision Variable Annuity 5 and 25 (VIS 5 and 25) and Venture No-load Rollover Annuity (MRP). The Company is a wholly-owned subsidiary of Manulife Wood Logan Holding Company, Inc. (MWL) MWL holds all the outstanding shares of the Company and Wood Logan Associates, Inc. (Wood Logan). The Manufacturers Life Insurance Company (MLI) owns all Class A shares of MWL, representing 85% of the voting shares of MWL. Certain employees of Wood Logan own all Class B shares, which represent the remaining 15% voting interest in MWL.

On October 1, 1997, the new sub-account, Small Company Value, commenced operations.

On October 13, 1997, an agreement was entered into with Merrill Lynch Variable Series Funds, Inc. For contracts purchased through Merrill Lynch brokers, contract owners of the Account have an additional three portfolios available as investment options - Basic Value Focus, Developing Capital Markets Focus and Special Value Focus portfolios.

2.  SIGNIFICANT ACCOUNTING POLICIES

Investments are made in the portfolios of the Trust and are valued at the reported net asset values of such portfolios. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                   Notes to Financial Statements (Continued)

                                December 31, 1998


2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In addition to the Account, a contract holder may also allocate funds to the Fixed Account, which is part of the Company's general account. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and the Company's general account has not been registered as an investment company under the Investment Company Act of 1940.

Annuity reserves are computed for contracts under which periodic benefit payments are being made according to the 1983a Individual Annuitant Mortality Table. The assumed investment return is 4%, as regulated by the laws of the respective states. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Account by the Company.

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of such decision based on changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the contract.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                   Notes to Financial Statements (Continued)

                                December 31, 1998


3.  AFFILIATED COMPANY TRANSACTIONS

Administrative services necessary for the operation of the Account are performed by the Company. The Company had an underwriting agreement with its wholly-owned subsidiary, NASL Financial Services, Inc. (NASL Financial). NASL Financial had an agreement with Wood Logan to promote the sale of annuity contracts. On October 1, 1997, NASL Financial ceased operations, and certain assets and liabilities of NASL Financial were contributed to form a new company, Manufacturers Securities Services LLC (MSS), for a 99.9% ownership interest by MNA. MSS has an Administrative Services Agreement with Wood Logan for marketing services for the sale of annuity contracts. Certain officers of the Account are officers and directors of the Company or the Trust.

4.  CONTRACT CHARGES

There are no deductions made from purchase payments for sales charges at the time of purchase. In the event of a surrender, a contingent deferred sales charge may be charged by the Company to cover sales expenses. An annual administrative fee of $30 is generally deducted from each contract owners' account on the contract anniversary date to cover contract administration costs. This charge is waived on certain contracts.

Deductions from each sub-account are made daily for administrative fees and for the assumption of mortality and expense risk charges as follows:

(i) Prior Contract Series (VEN 1): deductions from each sub-account are made daily for the assumption of mortality and expense risks equal to an effective annual rate of 1.30% of the contract value.

(ii)  Current Contract Series (VEN 3, 7, 8, 17, 18, 20, 21, 22, 23, 25, 26, 27):
      deductions from each sub-account are made daily for administration and for the assumption of mortality and expense risks equal to an effective annual rate of 0.15% and 1.25% of the contract value, respectively.

(iii) Current Contract Series (VEN 25, 26, 27): offered in Merrill Lynch Series Funds only (Basic Value Focus, Developing Capital Markets Focus and Special Value Focus portfolios): deductions from each sub-account are made daily for administration and for the assumption of mortality and expense risks equal to an effective annual rate of 0.15% and 1.25% of the contract value, respectively.

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                   Notes to Financial Statements (Continued)

                                December 31, 1998


4.  CONTRACT CHARGES (CONTINUED)

(iv) Current Contract Series (VIS 5, 25): deductions from each sub-account are made daily for distribution fees, administration and for the assumption of mortality and expense risks equal to an effective annual rate of 0.15%, 0.25% and 1.25% of the contract value, respectively.

(v) Current Contract Series (VTG20): deductions from each sub-account are made daily for distribution fees, administration and for the assumption of mortality and expense risks equal to an effective annual rate of 0.15%, 0.25% and 1.15% of the contract value, respectively.

(vi) Current Contract Series (MRP): deductions from each sub-account are made daily for administration and for the assumption of mortality and expense risks equal to an effective annual rate of 0.15% and .85% of the contract value, respectively.

5.  PURCHASES AND SALES OF INVESTMENTS

The following table shows aggregate cost of shares purchased and proceeds from sales of each subaccount for the year ended December 31, 1998.

                                                                                    PURCHASES              SALES
                                                                                    ---------              -----
 Equity Portfolio                                                                 $479,741,018         $343,074,951
 Investment Quality Bond Portfolio                                                 112,111,379           62,564,335
 Growth and Income Portfolio                                                       562,336,214          268,948,992
 Blue Chip Growth Portfolio                                                        364,638,988          199,459,905
 Money Market Portfolio                                                          1,372,851,333        1,233,645,575
 Global Equity Portfolio                                                           183,884,265          173,672,576
 Global Government Bond Portfolio                                                   40,927,644           55,961,753
 U.S. Government Securities Portfolio                                              153,578,415          110,786,265
 Conservative Asset Allocation Portfolio                                            40,324,640           51,034,450
 Moderate Asset Allocation Portfolio                                                92,266,453          105,718,638
 Aggressive Asset Allocation Portfolio                                              56,089,844           52,204,797
 Equity-Income Portfolio                                                           243,506,676          181,163,797
 Strategic Bond Portfolio                                                          115,383,169           78,003,193
 International Growth and Income Portfolio                                         294,292,701          286,796,255
 Growth Portfolio                                                                   94,385,448           32,593,647
 Small/Mid Cap Portfolio                                                           133,780,502           99,487,122
 International Small Cap Portfolio                                                 104,371,817          112,479,835
 Pacific Rim Emerging Markets Portfolio                                             39,179,942           35,011,164
 Science & Technology Portfolio                                                     87,080,119           41,436,983

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                   Notes to Financial Statements (Continued)

                                December 31, 1998


5.  PURCHASES AND SALES OF INVESTMENTS (CONTINUED)

                                                                                   PURCHASES              SALES
                                                                                   ---------              -----
 Emerging Small Company Trust Portfolio                                            $52,882,325          $38,549,858
 Pilgram Baxter Growth Portfolio                                                    34,192,791           24,423,154
 International Stock Portfolio                                                     170,444,695          156,684,917
 Worldwide Growth Portfolio                                                         21,398,837            9,071,483
 Quantitative Equity Portfolio                                                      50,000,082           15,157,671
 Value Trust Portfolio                                                              84,850,110           22,818,895
 Real Estate Securities Portfolio                                                   29,299,997           12,994,093
 Balanced Portfolio                                                                 56,734,376            5,855,530
 High Yield Portfolio                                                              120,155,384           45,478,095
 Capital Growth Bond Portfolio                                                      10,757,183            3,317,677
 Lifestyle Aggressive 1000 Portfolio                                                36,826,575           17,661,271
 Lifestyle Growth 820 Portfolio                                                    150,738,678           35,244,725
 Lifestyle Balanced 640 Portfolio                                                  189,754,832           41,795,908
 Lifestyle Moderate 460 Portfolio                                                   80,883,176           13,784,335
 Lifestyle Conservative 280 Portfolio                                               54,072,066            7,662,329
 Small Company Value Portfolio                                                      66,199,280           14,860,091
 Basic Value Focus Portfolio                                                         3,172,085              198,641
 Developing Capital Markets Focus Portfolio                                            293,027               29,923
 Special Value Focus Portfolio                                                       1,451,744              298,078
                                                                                -----------------------------------
 Total                                                                          $5,784,837,810       $3,989,930,907
                                                                                ===================================

\            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                   Notes to Financial Statements (Continued)

                                December 31, 1998


6.  UNIT VALUES

A summary of the accumulation unit values at December 31, 1998 and 1997 and the accumulation units and dollar value outstanding at December 31, 1998 are as follows:

                                                                                          1998
                                                       1997             ------------------------------------------
                                                       UNIT             UNIT
                                                       VALUE            VALUE                UNITS         DOLLARS
                                                       -----            -----                -----         -------
Equity Sub-Account:
   VEN 1 Contracts                                   $47.690851       $51.507214              14,155    $      729,084
   VEN 3,7,8,17,18,20,21,22,23 Contracts              29.002593        31.289551          40,111,249     1,255,062,966
   VIS 5 and 25 Contracts                             21.347335        22.973151           3,859,705        88,669,575
   VTG20 Contracts                                    12.479231        13.443090           1,557,309        20,935,046
   MRP Contracts                                                       12.103394               4,815            58,276
                                                                                          ----------------------------
                                                                                          45,547,233     1,365,454,947

Investment Quality Bond Sub-Account:
   VEN 1 Contracts                                    21.192677        22.746879               7,009           159,438
   VEN 3,7,8,17,18,20,21,22,23 Contracts              18.336912        19.660365           9,246,667       181,792,848
   VIS 5 and 25 Contracts                             12.435620        13.299876           1,647,839        21,916,061
   VTG20 Contracts                                    12.932971        13.845626             795,133        11,009,112
   MRP Contracts                                                       13.269922                  87             1,161
                                                                                          ----------------------------
                                                                                          11,696,735       214,878,620

Growth and Income Sub-Account:
   VEN 3,7,8,17,18,20,21,22,23 Contracts              26.431239        32.976967          54,748,109     1,805,426,595
   VIS 5 and 25 Contracts                             20.936844        26.056725           6,665,098       173,670,629
   VTG20 Contracts                                    12.692204        15.811724           4,876,965        77,113,229
   MRP Contracts                                                       13.924321               6,874            95,720
                                                                                          ----------------------------
                                                                                          66,297,046     2,056,306,173

Blue Chip Growth Sub-Account:
   VEN 3,7,8,17,18,20,21,22,23 Contracts              17.134232        21.710674          38,326,272       832,089,198
   VIS 5 and 25 Contracts                             17.859518        22.573222           4,405,818        99,453,501
   VTG20 Contracts                                    12.831858        16.234822           3,048,540        49,492,507
   MRP Contracts                                                       14.123586               8,341           117,810
                                                                                          ----------------------------
                                                                                          45,788,971       981,153,016

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                   Notes to Financial Statements (Continued)

                                December 31, 1998


6.  UNIT VALUES (CONTINUED)

                                                                                          1998
                                                       1997             ------------------------------------------
                                                       UNIT             UNIT
                                                       VALUE            VALUE               UNITS           DOLLARS
                                                       -----            -----               -----           -------
Money Market Sub-Account:
   VEN 1 Contracts                                   $16.660935       $17.283692               4,497      $     77,731
   VEN 3,7,8,17,18,20,21,22,23 Contracts              15.241915        15.794513          23,796,095       375,847,731
   VIS 5 and 25 Contracts                             11.427217        11.811952           5,223,565        61,700,494
   VTG20 Contracts                                    12.682927        13.123053           1,949,743        25,586,586
   MRP Contracts                                                       12.872909               4,306            55,435
                                                                                          ----------------------------
                                                                                          30,978,206       463,267,977

Global Equity Sub-Account:
   VEN 3,7,8,17,18,20,21,22,23 Contracts              21.770913        24.098970          31,875,269       768,161,151
   VIS 5 and 25 Contracts                             16.941296        18.706100           3,552,566        66,454,653
   VTG20 Contracts                                    12.616506        13.944724           1,124,989        15,687,657
   MRP Contracts                                                       12.195410                 673             8,205
                                                                                          ----------------------------
                                                                                          36,553,497       850,311,666

Global Government Bond Sub-Account:
   VEN 3,7,8,17,18,20,21,22,23 Contracts              20.104158        21.333144           7,899,403       168,519,101
   VIS 5 and 25 Contracts                             13.995892        14.814388           1,028,813        15,241,241
   VTG20 Contracts                                    12.850434        13.615563             184,399         2,510,690
                                                                                          ----------------------------
                                                                                           9,112,615       186,271,032

U.S. Government Securities Sub-Account
   VEN 3,7,8,17,18,20,21,22,23 Contracts              17.535478        18.587049          11,047,912       205,348,087
   VIS 5 and 25 Contracts                             12.294922        12.999698           1,851,052        24,063,117
   VTG20 Contracts                                    12.898929        13.651980             558,901         7,630,109
   MRP Contracts                                                       13.159699               4,841            63,700
                                                                                          ----------------------------
                                                                                          13,462,706       237,105,013

Conservative Asset Allocation Sub Account
   VEN 3,7,8,17,18,20,21,22,23 Contracts              16.607511        18.125951           9,403,847       170,453,670
   VIS 5 and 25 Contracts                             13.469181        14.663990             865,840        12,696,676
   VTG20 Contracts                                    12.768031        13.914540             162,215         2,257,143
   MRP Contracts                                                       13.161158                 140             1,839
                                                                                          ----------------------------
                                                                                          10,432,042       185,409,328

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                   Notes to Financial Statements (Continued)

                                December 31, 1998


6.  UNIT VALUES (CONTINUED)

                                                                                          1998
                                                       1997             ------------------------------------------
                                                       UNIT             UNIT
                                                       VALUE            VALUE               UNITS           DOLLARS
                                                       -----            -----               -----           -------
Moderate Asset Allocation Sub-Account
   VEN 3,7,8,17,18,20,21,22,23 Contracts             $18.276161       $20.742457          26,356,304     $ 546,694,510
   VIS 5 and 25 Contracts                             14.861563        16.824988           1,669,568        28,090,467
   VTG20 Contracts                                    12.705736        14.398732             277,339         3,993,324
   MRP Contracts                                                       13.179250               1,855            24,446
                                                                                          ----------------------------
                                                                                          28,305,066       578,802,747

Aggressive Asset Allocation Sub-Account
   VEN 3,7,8,17,18,20,21,22,23 Contracts              19.614359        23.040505           9,781,994       225,382,077
   VIS 5 and 25 Contracts                             16.200363        18.982681             537,933        10,211,404
   VTG20 Contracts                                    12.605559        14.785253             191,997         2,838,722
   MRP Contracts                                                       13.271688                 310             4,111
                                                                                          ----------------------------
                                                                                          10,512,234       238,436,314

Equity-Income Sub-Account
   VEN 3,7,8,17,18,20,21,22,23 Contracts              20.479412        22.054902          35,047,678       772,973,098
   VIS 5 and 25 Contracts                             19.357272        20.794388           4,185,547        87,035,890
   VTG20 Contracts                                    13.251413        14.249466           2,050,162        29,213,719
   MRP Contracts                                                       12.464044              27,051           337,171
                                                                                          ----------------------------
                                                                                          41,310,438       889,559,878

Strategic Bond Sub-Account
   VEN 3,7,8,17,18,20,21,22,23 Contracts              14.500997        14.486687          17,404,030       252,126,736
   VIS 5 and 25 Contracts                             14.293477        14.243718           2,251,815        32,074,224
   VTG20 Contracts                                    12.793187        12.761400           1,279,416        16,327,133
   MRP Contracts                                                       12.280627                 148             1,815
                                                                                          ----------------------------
                                                                                          20,935,409       300,529,908

International Growth and Income Sub-Account
   VEN 3,7,8,17,18,20,21,22,23 Contracts              11.545714        12.290162          13,756,310       169,067,280
   VIS 5 and 25 Contracts                             11.460078        12.168562           1,449,574        17,639,234
   VTG20 Contracts                                    11.688584        12.423604             463,081         5,753,129
   MRP Contracts                                                       11.720466                 331             3,874
                                                                                          ----------------------------
                                                                                          15,669,296       192,463,517

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                   Notes to Financial Statements (Continued)

                                December 31, 1998


6.  UNIT VALUES (CONTINUED)

                                                                                          1998
                                                       1997             ------------------------------------------
                                                       UNIT              UNIT
                                                       VALUE             VALUE               UNITS          DOLLARS
Growth Sub-Account
   VEN 3,7,8,17,18,20,21,22,23 Contracts             $16.968111       $20.739989           9,102,251     $ 188,780,577
   VIS 5 and 25 Contracts                             16.906185        20.612746           1,026,177        21,152,324
   VTG20 Contracts                                    12.257373        14.959659             995,527        14,892,751
   MRP Contracts                                                       13.655376                 521             7,117
                                                                                          ----------------------------
                                                                                          11,124,476       224,832,769

Small Mid-Cap Sub-Account
   VEN 3,7,8,17,18,20,21,22,23 Contracts              15.020670        19.002856          15,666,416       297,706,642
   VIS 5 and 25 Contracts                             14.952186        18.869029           1,713,492        32,331,921
   VTG20 Contracts                                    12.153015        15.351927           1,055,512        16,204,136
   MRP Contracts                                                       13.903872               3,648            50,724
                                                                                          ----------------------------
                                                                                          18,439,068       346,293,423

International Small-Cap Sub-Account
   VEN 3,7,8,17,18,20,21,22,23 Contracts              13.410016        14.792077           6,216,716        91,958,149
   VIS 5 and 25 Contracts                             13.348864        14.687879             604,725         8,882,126
   VTG20 Contracts                                    11.841960        13.042850             306,705         4,000,303
   MRP Contracts                                                       12.202690                 335             4,084
                                                                                          ----------------------------
                                                                                           7,128,481       104,844,662

Pacific Rim Emerging Markets Sub-Account
   VEN 3,7,8,17,18,20,21,22,23 Contracts               8.180904         7.695249           1,213,457         9,337,856
   VIS 5 and 25 Contracts                              8.160547         7.656925             187,393         1,434,856
   VTG20 Contracts                                     7.956465         7.472906             100,760           752,969
                                                                                          ----------------------------
                                                                                           1,501,610        11,525,681

Science & Technology Sub-Account
   VEN 3,7,8,17,18,20,21,22,23 Contracts              13.647195        19.287390           5,502,072       106,120,604
   VIS 5 and 25 Contracts                             13.613317        19.191525             888,003        17,042,132
   VTG20 Contracts                                    10.983380        15.499402             867,806        13,450,481
   MRP Contracts                                                       15.503436               4,016            62,256
                                                                                          ----------------------------
                                                                                           7,261,897       136,675,473

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                   Notes to Financial Statements (Continued)

                                December 31, 1998


6.  UNIT VALUES (CONTINUED)

                                                                                          1998
                                                       1997             ------------------------------------------
                                                       UNIT              UNIT
                                                       VALUE             VALUE               UNITS         DOLLARS
                                                       -----             -----               -----         -------
Emerging Small Company Trust Sub-Account
   VEN 3,7,8,17,18,20,21,22,23 Contracts             $14.574077       $14.381705           2,969,177     $  42,701,829
   VIS 5 and 25 Contracts                             14.537900        14.310172             413,474         5,916,882
   VTG20 Contracts                                    13.088401        12.896270             447,688         5,773,507
   MRP Contracts                                                       11.312902               6,458            73,062
                                                                                           ---------------------------
                                                                                           3,836,797        54,465,280

Pilgrim Baxter Sub-Account
   VEN 3,7,8,17,18,20,21,22,23 Contracts              12.327066        12.680777           3,725,002        47,235,921
   VIS 5 and 25 Contracts                             12.296448        12.617679             614,146         7,749,096
   VTG20 Contracts                                    11.595531        11.910371             318,767         3,796,638
   MRP Contracts                                                       12.027610                 216             2,598
                                                                                           ---------------------------
                                                                                           4,658,131        58,784,253

International Stock Sub-Account
   VEN 3,7,8,17,18,20,21,22,23 Contracts              12.652231        14.337171           2,959,452        42,430,166
   VIS 5 and 25 Contracts                             12.620816        14.265882             594,123         8,475,684
   VTG20 Contracts                                    11.346605        12.838403             357,482         4,589,492
                                                                                           ---------------------------
                                                                                           3,911,057        55,495,342

Worldwide Growth Sub-Account
   VEN 3,7,8,17,18,20,21,22,23 Contracts              13.965674        14.936768           1,600,451        23,905,561
   VIS 5 and 25 Contracts                             13.931008        14.862507             453,662         6,742,552
   VTG20 Contracts                                    12.232350        13.063326             256,317         3,348,357
   MRP Contracts                                                       12.283121               4,072            50,016
                                                                                           ---------------------------
                                                                                           2,314,502        34,046,486

Quantitative Equity Sub-Account
   VEN 3,7,8,17,18,20,21,22,23 Contracts              16.107191        20.068624           2,593,685        52,051,683
   VIS 5 and 25 Contracts                             16.067235        19.968902             548,348        10,949,898
   VTG20 Contracts                                    12.572103        15.640646             291,664         4,561,810
   MRP Contracts                                                       14.006399               2,087            29,237
                                                                                           ---------------------------
                                                                                           3,435,784        67,592,628

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                   Notes to Financial Statements (Continued)

                                December 31, 1998


6.  UNIT VALUES (CONTINUED)

                                                                                          1998
                                                       1997             ------------------------------------------
                                                       UNIT             UNIT
                                                       VALUE            VALUE                UNITS          DOLLARS
                                                       -----            -----                -----          -------
Value Trust Sub-Account
   VEN 3,7,8,17,18,20,21,22,23 Contracts             $15.057118       $14.591878           7,174,748     $ 104,693,044
   VIS 5 and 25 Contracts                             15.019763        14.519332           1,435,554        20,843,278
   VTG20 Contracts                                    12.435876        12.033566           1,262,761        15,195,517
   MRP Contracts                                                       11.207507                 406             4,550
                                                                                           ---------------------------
                                                                                           9,873,469       140,736,389

Real Estate Securities Sub-Account
   VEN 3,7,8,17,18,20,21,22,23 Contracts              14.949140        12.317190           2,390,788        29,447,794
   VIS 5 and 25 Contracts                             14.912035        12.255908             485,218         5,946,786
   VTG20 Contracts                                    13.563334        11.158599             255,678         2,853,005
   MRP Contracts                                                       10.417728               1,081            11,263
                                                                                           ---------------------------
                                                                                           3,132,765        38,258,848

Balanced Sub-Account
   VEN 3,7,8,17,18,20,21,22,23 Contracts              14.609853        16.459454           3,129,307        51,506,681
   VIS 5 and 25 Contracts                             14.573591        16.377624             789,475        12,929,731
   VTG20 Contracts                                    12.798613        14.397307             705,999        10,164,482
   MRP Contracts                                                       13.203432                 914            12,070
                                                                                           ---------------------------
                                                                                           4,625,695        74,612,964

High Yield Sub-Account
   VEN 3,7,8,17,18,20,21,22,23 Contracts              13.890491        14.078376           5,797,619        81,621,061
   VIS 5 and 25 Contracts                             13.856003        14.008370           1,976,302        27,684,776
   VTG20 Contracts                                    12.864277        13.018749           1,187,038        15,453,749
   MRP Contracts                                                       12.279967               2,098            25,764
                                                                                           ---------------------------
                                                                                           8,963,057       124,785,350

Capital Growth Bond Sub-Account
   VEN 3,7,8,17,18,20,21,22,23 Contracts              13.475788        14.344530             515,451         7,393,903
   VIS 5 and 25 Contracts                             13.442339        14.273209             107,315         1,531,727
   VTG20 Contracts                                    12.877605        13.687241             133,750         1,830,668
   MRP Contracts                                                       13.268578                 531             7,043
                                                                                           ---------------------------
                                                                                             757,047        10,763,341

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                   Notes to Financial Statements (Continued)

                                December 31, 1998


6.  UNIT VALUES (CONTINUED)

                                                                                          1998
                                                       1997             ------------------------------------------
                                                       UNIT              UNIT
                                                       VALUE             VALUE               UNITS          DOLLARS
                                                       -----             -----               -----          -------
Lifestyle Aggressive 1000 Sub-Account
   VEN 3,7,8,17,18,20,21,22,23 Contracts             $13.669625       $14.134419           3,525,951     $  49,837,264
   VIS 5 and 25 Contracts                             13.635694        14.064128             311,375         4,379,212
   VTG20 Contracts                                    12.184094        12.579492             369,032         4,642,237
   MRP Contracts                                                       11.895710                 364             4,329
                                                                                           ---------------------------
                                                                                           4,206,722        58,863,042

Lifestyle Growth 820 Sub-Account
   VEN 3,7,8,17,18,20,21,22,23 Contracts              14.033299        14.696667          14,981,514       220,178,320
   VIS 5 and 25 Contracts                             13.998474        14.623605           2,386,030        34,892,353
   VTG20 Contracts                                    12.418021        12.985550           2,996,409        38,910,020
   MRP Contracts                                                       12.159849               5,303            64,480
                                                                                           ---------------------------
                                                                                          20,369,256       294,045,173

Lifestyle Balanced 640 Sub-Account
   VEN 3,7,8,17,18,20,21,22,23 Contracts              14.066417        14.664362          14,555,034       213,440,283
   VIS 5 and 25 Contracts                             14.031517        14.591457           2,829,572        41,287,584
   VTG20 Contracts                                    12.545543        13.059244           3,939,118        51,441,898
   MRP Contracts                                                       12.282889               6,978            85,710
                                                                                           ---------------------------
                                                                                          21,330,702       306,255,475

Lifestyle Moderate 460 Sub-Account
   VEN 3,7,8,17,18,20,21,22,23 Contracts              14.016704        15.171965           4,959,220        75,241,109
   VIS 5 and 25 Contracts                             13.981923        15.096548           1,502,576        22,683,707
   VTG20 Contracts                                    12.686656        13.711730           1,295,672        17,765,903
   MRP Contracts                                                       12.868825               5,853            75,315
                                                                                           ---------------------------
                                                                                           7,763,321       115,766,034

Lifestyle Conservative 280 Sub-Account
   VEN 3,7,8,17,18,20,21,22,23 Contracts              13.825120        15.025549           2,783,974        41,830,743
   VIS 5 and 25 Contracts                             13.790807        14.950846             840,562        12,567,117
   VTG20 Contracts                                    12.839861        13.933826             839,362        11,695,521
   MRP Contracts                                                       13.175636               2,241            29,521
                                                                                           ---------------------------
                                                                                           4,466,139        66,122,902

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                   Notes to Financial Statements (Continued)

                                December 31, 1998


6.  UNIT VALUES (CONTINUED)

                                                                                          1998
                                                       1997             ------------------------------------------
                                                       UNIT              UNIT
                                                       VALUE             VALUE               UNITS         DOLLARS
                                                       -----             -----               -----         -------
Small Company Value Sub-Account
   VEN 3,7,8,17,18,20,21,22,23 Contracts             $11.898363       $11.178700           4,268,318    $    47,714,247
   VIS 5 and 25 Contracts                             11.890948        11.143828             889,556          9,913,057
   VTG20 Contracts                                    11.893914        11.157770             660,345          7,367,977
                                                                                           ----------------------------
                                                                                           5,818,219         64,995,281

Basic Value Focus Sub-Account
   VEN 25 Contracts                                   15.792005        17.018200              92,741          1,578,283
   VEN 26 Contracts                                   15.792005        17.018200              74,372          1,265,677
   VEN 27 Contracts                                   15.792005        17.018200              10,623            180,789
   Venture/Vantage                                                     12.027400              29,849            359,008
                                                                                           ----------------------------
                                                                                             207,585          3,383,757

Developing Capital Market Focus  Sub-Account
   VEN 25 Contracts                                    9.191866         6.389100              29,568            188,914
   VEN 26 Contracts                                    9.191866         6.389100               4,390             28,049
   Venture/Vantage                                                      9.694900               2,493             24,165
                                                                                           ----------------------------
                                                                                              36,451            241,128

Special Value Focus Sub-Account
   VEN 25 Contracts                                   27.655848        25.494200              23,981            611,377
   VEN 26 Contracts                                   27.655848        25.494200              14,178            361,459
   VEN 27 Contracts                                   27.655848        25.494200                 111              2,836
   Venture/Vantage                                                     10.568700              28,230            298,353
                                                                                           ----------------------------
                                                                                              66,500          1,274,025
                                                                                           ----------------------------
                                                                                           TOTAL        $11,134,609,842
                                                                                                        ===============

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                   Notes to Financial Statements (Continued)

                                December 31, 1998


7.  DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract other than a contract issued in connection with certain types of employee benefits plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

8.  YEAR 2000 ISSUES (UNAUDITED)

The Year 2000 risk is the result of computer programs being written using two digits, rather than four, to define the applicable year. Any of the Company's Computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. The effects of the Year 2000 risk may be experienced before, on, or after January 1, 2000 and, if not addressed, could result in systems failures or miscalculations causing disruptions of normal business operations. It is not possible to be certain that the Company's Year 2000 program will fully resolve all aspects of the Year 2000 risk, including those related to third parties.

                              AUDITED CONSOLIDATED
                              FINANCIAL STATEMENTS

                              THE MANUFACTURERS LIFE INSURANCE
                              COMPANY OF NORTH AMERICA

                              Years ended December 31, 1998, 1997 and 1996

            The Manufacturers Life Insurance Company of North America

                              Audited Consolidated
                              Financial Statements

                  Years ended December 31, 1998, 1997 and 1996

                                    CONTENTS

Report of Independent Auditors............................................1

Audited Consolidated Financial Statements

Consolidated Balance Sheets...............................................2
Consolidated Statements of Income.........................................3
Consolidated Statements of Changes in Shareholder's Equity................4
Consolidated Statements of Cash Flows.....................................5
Notes to Consolidated Financial Statements................................6

                         Report of Independent Auditors

The Board of Directors and Shareholder
The Manufacturers Life Insurance Company of North America

We have audited the accompanying consolidated balance sheets of The Manufacturers Life Insurance Company of North America (formerly North American Security Life Insurance Company and hereinafter referred to as the Company) as of December 31, 1998 and 1997, and the related consolidated statements of income, changes in shareholder's equity, and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Manufacturers Life Insurance Company of North America at December 31, 1998 and 1997, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles.

Boston, Massachusetts
February 22, 1999

                                       /s/ Ernst & Young LLP

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA
CONSOLIDATED BALANCE SHEETS


As at December 31
ASSETS  ($ thousands)                                                              1998                   1997
                                                                              -------------           ------------

INVESTMENTS
Fixed maturity securities  available-for-sale, at fair value (note 3)         $     157,743           $    143,307
(amortized cost:  1998 $152,969; 1997 $140,573)
Short-term investments                                                               34,074                 14,992
Policy loans                                                                          5,175                  3,276
                                                                              -------------           ------------
TOTAL INVESTMENTS                                                             $     196,992           $    161,575
                                                                              -------------           ------------

Cash and cash equivalents                                                     $      10,320           $      7,339
Accrued investment income                                                             3,132                  2,641
Deferred acquisition costs (note 4)                                                 449,332                364,983
Receivable from affiliates                                                                -                  4,605
Other assets                                                                          6,360                  9,626
Due from reinsurers                                                                 641,858                553,834
Separate account assets                                                          12,188,420              9,529,160
                                                                              -------------           ------------
TOTAL ASSETS                                                                  $  13,496,414           $ 10,633,763
                                                                              =============           =============

LIABILITIES AND SHAREHOLDER'S EQUITY ($ thousands)
LIABILITIES:
Policyholder liabilities and accruals                                         $     102,252           $     92,750
Payable to affiliates                                                                 4,644                      -
Notes payable to affiliates (note 9)                                                241,419                183,955
Deferred income taxes (note 5)                                                       23,777                 16,428
Other liabilities                                                                    25,980                 27,862
Due to reinsurers                                                                   655,892                574,882
Separate account liabilities                                                     12,188,420              9,529,160
                                                                              -------------           ------------
TOTAL LIABILITIES                                                             $  13,242,384           $ 10,425,037
                                                                              -------------           ------------

SHAREHOLDER'S EQUITY:
Common stock (note 7)                                                         $       2,600           $      2,600
Additional paid-in capital                                                          179,053                179,053
Retained earnings                                                                    70,293                 25,873
Accumulated other comprehensive income                                                2,084                  1,200
                                                                              -------------           ------------
TOTAL SHAREHOLDER'S EQUITY                                                    $     254,030           $    208,726
                                                                              -------------           ------------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                                    $  13,496,414           $ 10,633,763
                                                                              =============           =============

See accompanying notes.

             MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA
                       CONSOLIDATED STATEMENTS OF INCOME

                        FOR THE YEARS ENDED DECEMBER 31
                                 ($ thousands)

                                                                    1998          1997          1996
                                                                 -----------    ----------    ----------
REVENUES:
     Fees from separate accounts and policyholder funds          $   166,498    $  126,636    $   95,323
     Advisory fees and other distribution revenues                    94,821        67,678        46,233
     Net investment income (note 3)                                   12,178         7,906         5,452
     Net realized investment gains (note 3)                              719           531           764
                                                                 -----------    ----------    ----------
TOTAL REVENUE                                                    $   274,216    $  202,751    $  147,772
                                                                 -----------    ----------    ----------

BENEFITS AND EXPENSES:
     Policyholder benefits and claims                            $     4,885    $    4,986    $    4,242
     Amortization of deferred acquisition costs (note 4)              53,499        40,649        30,830
     Other insurance expenses (note 10)                              135,624       100,385        71,255
     Financing costs                                                  12,497        14,268        15,821
                                                                 -----------    ----------    ----------
TOTAL BENEFITS AND EXPENSES                                      $   206,505    $  160,288    $  122,148
                                                                 -----------    ----------    ----------
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES
                                                                 $    67,711    $   42,463    $   25,624
                                                                 -----------    ----------    ----------
INCOME TAX EXPENSE (NOTE 5)                                      $    23,873    $   15,044    $    9,079
                                                                 -----------    ----------    ----------
INCOME FROM CONTINUING OPERATIONS                                $    43,838    $   27,419    $   16,545
                                                                 -----------    ----------    ----------
Discontinued operations (note 15):
     Loss from operations, net of tax                            $         -    $     (141)   $     (810)
     Gain on disposal, net of tax                                $       582    $    5,955    $        -
                                                                 -----------    ----------    ----------
NET INCOME                                                       $    44,420    $   33,233    $   15,735
                                                                 -----------    ----------    ----------

See accompanying notes.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA
CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY


                                                                                        ACCUMULATED
                                                                            RETAINED       OTHER          TOTAL
                                             COMMON         ADDITIONAL      EARNINGS   COMPREHENSIVE  SHAREHOLDER'S
  ($thousands)                                STOCK      PAID-IN CAPITAL   (DEFICIT)      INCOME         EQUITY
                                             -------     ---------------   ---------     --------       ----------

  Balance at January 1, 1996                  $2,600        $113,322       $(23,095)     $  2,430       $   95,257
  Capital contribution                             -          18,000              -             -           18,000
  Comprehensive income (note 2)                    -               -         15,735        (1,921)          13,814
                                             -------        --------       --------      --------       ----------
  BALANCE, DECEMBER 31, 1996                  $2,600        $131,322       $ (7,360)     $    509       $  127,071
  Capital contribution                             -          47,731              -             -           47,731
  Comprehensive income (note 2)                    -               -         33,233           691           33,924
                                             -------        --------       --------      --------       ----------
  BALANCE, DECEMBER 31, 1997                  $2,600        $179,053        $25,873      $  1,200       $  208,726
  Comprehensive income (note 2)                    -               -         44,420           884           45,304
                                             -------        --------       --------      --------       ----------
  BALANCE, DECEMBER 31, 1998                  $2,600        $179,053       $ 70,293      $  2,084       $  254,030
                                             -------        --------       --------      --------       ----------

See accompanying notes

           THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                        FOR THE YEARS ENDED DECEMBER 31
                                 ($ thousands)

                                                                                  1998        1997           1996
                                                                              -----------    --------      ---------
OPERATING ACTIVITIES:
Net income                                                                    $    44,420    $ 33,233      $  15,735
Adjustments  to  reconcile  net  income  to
 net  cash  used  in  operating activities:
     Write-down of foreclosed real estate                                               -           -            342
     Amortization of bond discount and premium                                        685         401            197
     Benefits to policyholders                                                      4,885       4,986          4,242
     Gain on interest rate swap                                                         -           -         (1,632)
     Provision for deferred income tax                                              6,872      15,767          7,614
     Provision for deferred income tax included in discontinued operations              -           -            331
     Net realized investment gains                                                  (719)       (531)          (764)
     Amortization of deferred acquisition costs                                    53,499      40,649         30,830
     Amortization of deferred  acquisition  costs included in discontinued              -       1,707          2,214
     operations
     Policy acquisition costs deferred                                          (138,527)    (123,965)       (89,535)
     Gain on disposal of discontinued operations                                       -       (9,394)             -
     Changes in assets and liabilities:
         Accrued investment income                                                  (491)        (835)           146
         Other assets                                                               3,266      (1,396)         2,061
         Receivable from affiliates                                                 4,605      (4,605)             -
         Payable to affiliates                                                      4,644      (1,462)        (4,204)
         Other liabilities                                                        (1,882)       6,642         (1,789)
                                                                              -----------    --------      ---------
Net cash used in operating activities                                         $  (18,743)    $(38,803)     $ (34,212)
                                                                              -----------    --------      ---------
INVESTING ACTIVITIES:
Fixed maturity securities sold, matured or repaid                             $    37,694    $ 74,626      $  41,269
Fixed maturity securities purchased                                              (50,056)    (118,765)       (48,300)
Equity securities sold                                                                 -            1         12,738
Equity securities purchased                                                            -         (250)        (6,034)
Foreclosed real estate sold                                                            -        2,268          1,602
Disposal of discontinued operations                                                    -       16,338              -
Net change in short-term investments                                             (19,082)    (10,697)         (3,984)
Policy loans advanced, net                                                        (1,899)     (2,639)           (570)
                                                                              -----------    --------      ---------
Cash used in investing activities                                             $  (33,343)   $(39,118)     $   (3,279)
                                                                              -----------    --------      ---------
FINANCING ACTIVITIES:
Net reinsurance consideration                                                 $   (7,014)    $(5,443)      $  (4,116)
Deposits and interest credited to policyholder funds                              15,551      20,607          20,923
Return of policyholder funds                                                     (10,934)    (15,462)        (24,658)
Increase in notes payable to affiliates                                           57,464      25,754         138,201
Notes payable repaid                                                                   -           -        (109,867)
Capital contribution by Parent                                                         -      47,731          18,000
                                                                              -----------    --------      ---------
Cash provided by financing activities                                         $   55,067    $ 73,187      $   38,483
                                                                              -----------    --------      ---------
CASH AND CASH EQUIVALENTS:
Increase (decrease) during the year                                                2,981      (4,734)            992
Balance, beginning of year                                                         7,339      12,073          11,081
                                                                              -----------    --------      ---------
BALANCE, END OF YEAR                                                          $   10,320    $  7,339      $   12,073
                                                                              -----------    --------      ---------


See accompanying notes.

The Manufacturers Life Insurance Company of North America

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 1998
                            (IN THOUSANDS OF DOLLARS)

1.   ORGANIZATION

     The Manufacturers Life Insurance Company of North America (formerly North American Security Life Insurance Company and hereinafter referred to as "MNA"), is a wholly-owned subsidiary of Manulife-Wood Logan Holding Co., Inc. (formerly NAWL Holding Company, Inc. and hereinafter referred to as "MWL"). MWL is 62.5% owned by The Manufacturers Life Insurance Company
     (USA) ("ManUSA"), 22.5% by MRL Holding, LLC, ("MRL") and 15% by minority interest shareholders. ManUSA and MRL are indirectly wholly-owned subsidiaries of The Manufacturers Life Insurance Company ("Manulife Financial"), a federally chartered Canadian mutual life insurance company.

     MNA owns 100% of The Manufacturers Life Insurance Company of New York (formerly First North American Life Assurance Company, hereinafter "MNY") and is the managing member with a 90% interest in Manufacturers Securities Services, LLC ("MSS"). MNY owns a 10% interest in MSS. MNA, MNY and MSS are hereinafter referred to collectively as "the Company".

     MNA issues individual and group annuity contracts in forty-eight states, excluding New York and New Hampshire. Prior to July 1, 1998, MNA also issued individual variable life insurance contracts. MNY issues individual and group annuity contracts and individual life insurance contracts in New York. Amounts invested in the fixed portion of the contracts are allocated to the general accounts of the Company or non-insulated separate accounts of the Company. Amounts invested in the variable portion of the contracts are allocated to the separate accounts of the Company. Each of these separate accounts invests in shares of the various portfolios of the Manufacturers Investment Trust (formerly NASL Series Trust and hereinafter referred to as "MIT"), a no-load, open-end investment management company organized as a Massachusetts business trust, or in open-end investment management companies offered and managed by unaffiliated third parties.

     Prior to October 1, 1997, NASL Financial Services Inc. ("NASL Financial"), a subsidiary of MNA, acted as investment adviser to MIT and as principal underwriter of the variable contracts issued by the Company. Effective October 1, 1997, MSS, the successor to NASL Financial, replaced NASL Financial as the investment advisor to MIT and as the principal underwriter of all variable contracts issued by MNA. MSS also acts as the principal underwriter for the variable contracts and is the exclusive distributor for all contracts issued by MNY.

     On October 31, 1998, MNA transferred a 10% interest in the members' equity of MSS to MNY as a contribution of capital valued at $175.

2.   SIGNIFICANT ACCOUNTING POLICIES

     A)   BASIS OF PRESENTATION

          The accompanying consolidated financial statements of the Company have been prepared in conformity with generally accepted accounting principles ("GAAP").

          The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

     B)   RECENT ACCOUNTING STANDARDS

     i) During 1998, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 130, "Reporting Comprehensive Income", SFAS No. 130 establishes standards for reporting and displaying comprehensive income and its components in a full set of general-purpose annual financial statements. Comprehensive income includes all changes in shareholder's equity during a period except those resulting from investments by and distributions to shareholders. The adoption of SFAS No. 130 resulted in revised and additional disclosures but had no effect on the financial position, results of operations, or liquidity of the Company.

          Total comprehensive income was as follows:

            FOR THE YEARS ENDED DECEMBER 31
            ($ thousands)                                                         1998         1997         1996
                                                                               --------    ---------     --------
            NET INCOME                                                         $ 44,420    $  33,233     $ 15,735
            OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX:
              Unrealized holding gains (losses) arising during the period         1,351        1,036       (1,424)
               Less:
               Reclassification  adjustment  for realized  gains included
                  in net income                                                     467          345          497
                                                                               --------    ---------     --------
            Other comprehensive income (loss)                                       884          691       (1,921)
                                                                               --------    ---------     --------
            COMPREHENSIVE INCOME                                               $ 45,304    $  33,924     $ 13,814
                                                                               --------    ---------     --------


          Other comprehensive income (loss) is reported net of taxes of $476, $372, and ($1,034) for 1998, 1997, and 1996, respectively.

     ii) During 1998, the Company adopted SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information". SFAS No. 131 establishes standards for the disclosure of information about the Company's operating segments, including disclosures about products and services, geographic areas, and major customers. The adoption of SFAS No. 131 did not affect results of operations or financial position, nor did it affect the manner in which the Company defines its operating segments. The Company reports three business segments:
          Annuities, Savings and Retirement Services, and Life Insurance.

          The Annuities segment consists of annuity contracts that provide the customer with the opportunity to invest in mutual funds managed by independent investment managers and the Company or in the general accounts of the Company, with investment returns accumulating on a tax-deferred basis. The Savings and Retirement Services segment offers 401(k) products to customers in the State of New York. The Individual Life Insurance segment offers traditional non-participating life insurance to the New York market. The Savings and Retirement Services segment was launched in mid-1998 and the Individual Life Insurance segment was launched in late 1997. Both segments are considered to be in the start-up phase. No significant assets or revenues have been generated to date in these two segments. Start-up costs, on a pre-tax basis, reported for these two segments totaled approximately $534 and $2,399, respectively, in 1998 and $1,551 for the Individual Life Insurance segment in 1997.

          In 1997 and 1996, the Company reported two business segments:
          Annuities and Mutual Fund Operations. The Company sold its mutual fund operations in 1997 as described further in Note 15 of these financial statements.

     C)   INVESTMENTS

          The Company classifies all of its fixed maturity securities as available-for-sale and records these securities at fair value. Realized gains and losses on sales of securities classified as available-for-sale are recognized in net income using the specific identification method. Changes in the fair value of securities available-for-sale are reflected directly in accumulated other comprehensive income after adjustments for deferred taxes and deferred acquisition costs. Discounts and premiums on investments are amortized using the effective interest method.

          The cost of fixed maturity securities is adjusted for the amortization of premiums and accretion of discounts using the interest method. This amortization or accretion is included in net investment income.

          For the mortgage-backed bond portion of the fixed maturity securities portfolio, the Company recognizes amortization using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security. That adjustment is included in net investment income.

          Policy loans are reported at aggregate unpaid balances which approximate fair value.

          Short-term investments, which include investments with maturities of less than one year and greater than 90 days at the date of acquisition, are reported at amortized cost which approximates fair value.

     D)   CASH EQUIVALENTS

          The Company considers all highly liquid debt instruments purchased with an original maturity date of three months or less to be cash equivalents. Cash equivalents are stated at cost plus accrued interest, which approximates fair value.

     E)   DEFERRED ACQUISITION COSTS (DAC)

          Commissions, net of commission allowances for reinsurance ceded, and other expenses which vary with and are primarily related to the production of new business are deferred to the extent recoverable and included as an asset. Acquisition costs associated with annuity contracts and investment pension contracts are being amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins. The amortization is adjusted retrospectively when estimates of current or future gross profits are revised. DAC associated with traditional non-participating individual insurance policies is charged to expense over the premium paying period of the related policies. DAC is adjusted for the impact on estimated future gross profits assuming the unrealized gains or losses on securities had been realized at year-end. The impact of any such adjustments is included in net unrealized gains (losses) in accumulated other comprehensive income. DAC is reviewed annually to determine recoverability from future income and, if not recoverable, it is immediately expensed.

     F)   POLICYHOLDER LIABILITIES

          Policyholder liabilities equal the policyholder account value for the fixed portions of annuity, variable life and investment pension contracts with no substantial mortality or morbidity risk. Account values are increased for deposits received and interest credited and are reduced by withdrawals. For traditional non-participating life insurance policies, policyholder liabilities are computed using the net level premium method and are based upon estimates as to future mortality, persistency, maintenance expenses and interest rate yields that are applicable in the year of issue. The assumptions include a provision for the risk of adverse deviation.

     G)   SEPARATE ACCOUNTS

          Separate account assets and liabilities that are reported in the accompanying balance sheets represent investments in MIT, which are mutual funds that are separately administered for the exclusive benefit of the policyholders of the Company and its affiliates, or open-end investment management companies offered and managed by unaffiliated third parties, which are mutual funds that are separately administered for the benefit of the Company's policyholders and other contract owners. These assets and liabilities are reported at fair value. The policyholders, rather than the Company, bear the investment risk. The operations of the separate accounts are not included in the accompanying financial statements. Fees charged on separate account policyholder funds are included in revenues.

     H)   REVENUE RECOGNITION

          Fee income from separate accounts, annuity contracts and investment pension contracts consists of charges for mortality, expenses and surrender and administration charges that have been assessed against the policyholder account balances. Premiums on traditional non-participating life insurance policies are recognized as revenue when due and currently are included in Fees from Separate Accounts and Policyholder Liabilities in the statements of income. Investment income is recorded as revenue when due.

          MSS and formerly NASL Financial (collectively the Advisor) are responsible for managing the corporate and business affairs of MIT and act as investment advisor to MIT. As compensation for its investment advisory services, the Advisor receives advisory fees based on the daily average net assets of the portfolios. The Advisor, as part of its advisory services, is responsible for selecting and compensating subadvisors to manage the investment and reinvestment of the assets of each portfolio, subject to the supervision of the Board of Trustees of MIT. The Company's discontinued operations include the compensation of NASL Financial for investment advisory fees and subadvisor compensation from the North American Funds ("NAF") through October 1, 1997, the date the Company sold NAF. Subadvisor compensation for MIT is included in other insurance expenses.

     I)   POLICYHOLDER BENEFITS AND CLAIMS

          Benefits for annuity contracts and investment pension contracts include interest credited to policyholder account balances and benefit claims incurred during the period in excess of policyholder account balances.

     J)   FINANCING AGREEMENTS

          MNA has entered into various financing agreements with reinsurers and an affiliated company. All assets and liabilities related to these contracts are reported on a gross basis. Due to the nature of MNA's products, these agreements are accounted for under the deposit method whereby the net premiums paid to the reinsurers are recorded as deposits.

     K)   INCOME TAXES

          Income taxes have been provided using the liability method in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." Under this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that likely will be in effect when the differences are expected to reverse. The measurement of deferred tax assets is reduced by a valuation allowance if, based upon the available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

     L)   RECLASSIFICATIONS

          Certain prior year amounts have been reclassified to conform to the current year presentation.

3.   INVESTMENTS AND INVESTMENT INCOME

     A)   FIXED MATURITY SECURITIES

           At December 31, 1998, the amortized cost and fair value of fixed maturity securities available for sale are summarized as follows:

                                                                        GROSS            GROSS
                                                AMORTIZED COST        UNREALIZED      UNREALIZED          FAIR VALUE
           AS AT DECEMBER 31,                                           GAINS           LOSSES
           ($ thousands)                        1998       1997      1998    1997       1998    1997     1998        1997
                                             ---------   --------   ------- -------    -----   -----   ---------  ---------
           U.S. government                   $  18,266   $ 14,333   $ 1,144  $  566     ($28)   ($13)  $  19,382  $  14,886
           Corporate                           100,705    110,191     3,376   1,905      (35)    (23)    104,046    112,073
           Mortgage-backed                      16,812     10,455       131      74      (68)     (3)     16,875     10,526
           Foreign governments                  16,129      4,535       151     194       (8)      -      16,272      4,729
           States/political subdivisions         1,057      1,059       111      34        -       -       1,168      1,093
                                             ---------   --------   ------- -------    -----   -----   ---------  ---------
           Total fixed maturity securities   $ 152,969   $140,573   $ 4,913  $2,773    ($139)   ($39)  $ 157,743  $ 143,307
                                             ---------   --------   ------- -------    -----   -----   ---------  ---------

          Proceeds from sales of fixed maturity securities during 1998 were $18,780 (1997 $53,325; 1996 $15,152).

          The contractual maturities of fixed maturity securities at December 31, 1998 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Corporate requirements and investment strategies may result in the sale of investments before maturity.

         ($ thousands)                                                     AMORTIZED COST           FAIR VALUE
                                                                          --------------           ----------
         FIXED MATURITY SECURITIES
            One year or less                                                  $ 23,380               $23,454
            Greater than 1; up to 5 years                                       69,250                71,105
            Greater than 5; up to 10 years                                      24,610                25,815
            Due after 10 years                                                  18,917                20,494
            Mortgage-backed securities                                          16,812                16,875
                                                                              --------               -------
         TOTAL FIXED MATURITY SECURITIES                                      $152,969              $157,743
                                                                              --------              --------

          Investments with a fair value of $6,105 and $6,284 at December 31, 1998 and 1997, respectively, were on deposit with, or in custody accounts on behalf of, state insurance departments to satisfy regulatory requirements.

     B)   INVESTMENT INCOME AND NET REALIZED INVESTMENT GAINS

         Income by type of investment was as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                                             1998               1997              1996
                                                                 -------            -------            ------
         Fixed maturity securities                                $9,904            $ 7,250            $5,197
         Equity securities                                             -                  -                35
         Short-term investments                                    2,503              1,126             1,187
         Other invested assets                                        19                  -                 -
         Foreclosed real estate                                        -                  -               433
                                                                 -------            -------            ------
         Gross investment income                                  12,426              8,376             6,852
                                                                 -------            -------            ------
         Investment expenses                                        (248)              (470)           (1,400)
                                                                 -------            -------            ------
         NET INVESTMENT INCOME                                   $12,178            $ 7,906            $5,452
                                                                 =======            =======            ======

          The gross realized gains and losses on the sales of investments were as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                                             1998               1997               1996
                                                                 -------            -------             ------
         Fixed maturity securities:
           Gross realized gains                                     $724               $788               $430
           Gross realized losses                                      (5)                (7)                (4)
         Equity securities
           Gross realized gains                                        -                  -                988
           Gross realized losses                                       -               (250)               (15)
         Foreclosed real estate
           Gross realized losses                                       -                  -               (635)
                                                                    ----               ----               ----
         NET REALIZED GAIN                                          $719               $531               $764
                                                                    ====               ====               ====


4.   DEFERRED ACQUISITION COSTS

     The components of the change in DAC were as follows:

         FOR THE YEARS ENDED DECEMBER 31
           ($ thousands)                                          1998                1997                 1996
                                                              -----------         -----------           ---------
           Balance at January 1,                              $   364,983         $   290,610           $ 234,715
           Capitalization                                         138,527             123,965              89,535
           Amortization                                           (53,499)            (40,649)            (30,830)
           Amortization included in discontinued
           operations                                                   -              (1,707)             (2,214)
           Amortization included in gain on disposal
             of discontinued operations                                 -              (6,943)                  -
           Effect of net unrealized gains on
             securities available for sale                           (679)               (293)               (596)
                                                              -----------         -----------           ---------
           BALANCE AT DECEMBER 31                             $   449,332         $   364,983           $ 290,610
                                                              ===========         ===========           =========


     To date, the DAC balance is primarily attributable to the Annuities segment.



5.   INCOME TAXES

     The components of income tax expense from continuing operations were as follows:

     FOR THE YEARS ENDED DECEMBER 31

        ($ thousands)                                             1998             1997             1996
                                                              ----------         --------         --------
     Current expense (benefit)                                $  17,001           $   (723)        $  1,465
     Deferred expense                                             6,872             15,767            7,614
                                                              ---------           --------         --------
     TOTAL EXPENSE                                            $  23,873           $ 15,044         $  9,079
                                                              =========           ========         ========


     Significant components of the Company's net deferred tax liability are as follows:

         AS AT DECEMBER 31
         ($ thousands)                                                                  1998               1997
                                                                                      ---------         ----------
         DEFERRED TAX ASSETS:
            Financing arrangements                                                    $   1,289         $    2,699
            Interest on notes payable                                                         -              1,283
            Guaranty fund assessment liabilities                                            315                315
            Real estate                                                                     571                608
            Other                                                                           169                117
                                                                                      ---------         ----------
       Total deferred tax assets                                                          2,344              5,022
                                                                                      ---------         ----------
       DEFERRED TAX LIABILITIES:
            Deferred policy acquisition costs                                           (22,017)           (18,430)
            Unrealized gains on securities available-for-sale                            (1,122)              (646)
            Other                                                                        (2,982)            (2,374)
                                                                                      ---------         ----------
         Total deferred tax liabilities                                                 (26,121)           (21,450)
                                                                                      ---------         ----------
         NET DEFERRED TAX LIABILITY                                                   $ (23,777)        $  (16,428)
                                                                                      =========         ==========

     The Company is a member of the MWL affiliated group, filing a consolidated federal income tax return. MNA and MNY file separate state income tax returns. The method of allocation between the companies is subject to a written tax sharing agreement under which the tax liability is allocated to each member of the group on a pro rata basis based on the relationship that the member's tax liability (computed on a separate return basis) bears to the tax liability of the consolidated group. The tax charge to MNA or MNY will not be more than either company would have paid on a separate return basis. Settlements of taxes are made through an increase or reduction to the payable to parent, subsidiaries and affiliates which are settled periodically.

     The Company made estimated tax payments of $12,516, $531 and $0 in 1998, 1997 and 1996, respectively.

6.   FINANCING AND REINSURANCE AGREEMENTS

     The financing agreements entered into with reinsurance companies relate primarily to the products sold by MNA. Most of MNA's reinsured products are considered investment products under generally accepted accounting principles and, as such, the reinsurance agreements are considered financing arrangements and are accounted for under the deposit method. Under this method, net premiums received by the reinsurer are recorded as deposits. Financing transactions have been entered into primarily to improve cash flow and statutory capital. All financing agreements discussed below were in effect for the full year in 1998, 1997 and 1996 unless otherwise indicated.

     MNA has entered into an indemnity coinsurance agreement with an unaffiliated reinsurer to reinsure 100% of all contractual liabilities arising from the fixed portion of both in-force and new variable annuity business written by MNA prior to December 31, 1998. Under this agreement, the reinsurer receives the fixed portion of all premiums and transfers received by MNA. The reinsurer reimburses MNA for all claims and provides expense allowances to cover commissions and other costs associated with the reinsured business.

     MNA has treaties with two unaffiliated reinsurers to reinsure its Minimum Death Benefit Guarantee risk for new business through June 30, 1998. Each reinsurer has assumed 50% of the risk. In addition, MNA reinsured 50% of its risk related to the waiving of surrender charges at death with one of these reinsurers. MNA is paying the reinsurers an asset based premium, the level of which varies with both the amount of exposure to this risk and the realized experience. Effective July, 1, 1998, the treaties were amended to divide the risks between the two unaffiliated reinsurers and an affiliated reinsurer for new business based upon specific products.

     MNA has a treaty with an unaffiliated reinsurer to reinsure a 50% quota share of the variable portion of MNA's variable life insurance contracts. In addition, the reinsurer assumes 100% of this product's net amount at risk in excess of MNA's retention limit of $100 on a YRT basis.

     MNA cedes 95% of the variable portion of certain annuity contracts written prior to December 31, 1996 to an unaffiliated reinsurer under a modified coinsurance agreement. At the inception of the contract, MNA received ceding commissions which were recorded as surplus relief. The outstanding reinsurance payable related to this agreement was $3,053 and $7,156 at December 31, 1998 and 1997, respectively.

     MNA has modified coinsurance agreements with two unaffiliated life insurance companies to reinsure a quota share of all elements of risk under the variable portion of certain policy forms for business written by brokers of their affiliated broker dealers. The quota share reinsured varies depending on policy form and the issue date of the business. The second agreement was established in 1997.

     During 1998, MNY entered into reinsurance agreements with various reinsurers to reinsure face amounts in excess of $100 for its traditional non-participating insurance product. To date, there have been no reinsurance recoveries under these agreements.

     In the event of insolvency of a reinsurer, the Company remains primarily liable to its policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company and, accordingly, the Company periodically monitors the financial condition of its reinsurers.

     The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits or a significant change in the ownership of the Company. The Company does not have any reinsurance agreements in effect under which the amount of losses paid or accrued through December 31, 1998 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

7.   SHAREHOLDER'S EQUITY

     The Company has one class of capital stock:

           AS AT DECEMBER 31:
           ($ thousands)                                              1998             1997
                                                                     -------         -------
           AUTHORIZED:
               3,000 Common shares, Par value $1,000
           ISSUED AND OUTSTANDING:
               2,600 Common shares                                   $ 2,600         $ 2,600

     Generally, the net assets of MNA and MNY available for the Parent as dividends are limited to and cannot be made except from earned statutory basis profits. The maximum amount of dividends that may be paid by life insurance companies without prior approval of the Insurance Commissioners of the States of Delaware and New York is subject to restrictions relating to statutory surplus and net gain from operations on a statutory basis.

     Net income (loss) and capital and surplus, as determined in accordance with statutory accounting principles for MNA and MNY were as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                                     1998              1997               1996
                                                         -------           --------            ------
         MNA:
            Net income                                   $28,067           $ 22,259            $3,067
            Net capital and surplus                      157,940            139,171            69,554
         MNY:
            Net income (loss)                             (5,678)            (1,562)              231
            Net capital and surplus                       62,881             68,336            22,265
                                                         -------           --------            ------

     State regulatory authorities prescribe statutory accounting practices that differ in certain respects from generally accepted accounting principles followed by stock life insurance companies. The significant differences relate to investments, deferred acquisition costs, deferred income taxes, non-admitted asset balances and reserve calculation assumptions.

     MNA's broker dealer subsidiaries, MSS and formerly NASL Financial (through October 1, 1997), are subject to the Securities and Exchange Commission's
     (SEC) "Net Capital Rule" as defined under rule 15c3-1. At December 31, 1998 and 1997, the net capital of each of the broker dealers exceeded the SEC's minimum capital requirements.

8.   RELATED-PARTY TRANSACTIONS

     The Company utilized various services provided by Manulife Financial in 1998, 1997 and 1996, such as legal, personnel, investment accounting and other corporate services. The charges for these services were approximately $13,317, $8,229 and $6,053 in 1998, 1997 and 1996, respectively. At
     December 31, 1998 and 1997, the Company had a net liability to MLI for these services and interest accrued on notes payable of $180 and $2,079, respectively. At December 31, 1998 and 1997, the payable is offset by a receivable from MIT and MLI for expenses paid on their behalf of $792 and $8,251, respectively. In addition, the Company has an intercompany payable to MWL relating to federal income taxes of $5,256 and $1,567 reflected in the intercompany payable at December 31, 1998 and 1997, respectively.

     The financial statements have been prepared from the records maintained by the Company and may not necessarily be indicative of the financial conditions or results of operations that would have occurred if the Company had been operated as an unaffiliated corporation (see also Notes 1, 5, 9, 11, and 13 for additional related-party transactions).

9.   NOTES PAYABLE TO AFFILIATES AND LINES OF CREDIT

     MNA has promissory notes from ManUSA for $221,000 including an additional borrowing of $57,500 during 1998. Interest on the loan is calculated at a fluctuating rate equal to LIBOR plus 32.5 basis points and is payable in quarterly installments. Principal and accrued interest are payable within 45 days of demand. Accrued interest payable at December 31, 1998 and 1997 is $419 and $455, respectively.

     MNA has a surplus note of $20,000 with interest at 8% due to ManUSA. The note and accrued interest are subordinated to payments due to policyholders and other claimants. Principal and interest payments and interest accruals can be made only upon prior approval of the Insurance Department of the State of Delaware. Interest accrued at December 31, 1998 and 1997 was $0 and $3,191, respectively.

     MNA and MNY have unsecured lines of credit with State Street Bank and Trust totaling $15 million, bearing interest at the bank's money market rate plus 50 basis points. There were no outstanding advancements under the lines of credit at December 31, 1998 and 1997.

     Interest expense and interest paid in 1998 were $13,634 and $16,861, respectively (1997 $11,073 and $9,354; 1996 $8,775 and $11,727).

10.  OTHER INSURANCE EXPENSES

     Other insurance expenses were as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                                             1998                1997                1996
                                                                 --------            --------             -------

         Selling and administrative expenses                     $ 49,732            $ 42,581             $29,207
         Subadvisory fees                                          38,701              26,364              15,883
         General operating expenses                                47,191              31,440              26,165
                                                                 --------            --------             -------
         TOTAL
                                                                 $135,624            $100,385             $71,255
                                                                 ========            ========             =======

11.  EMPLOYEE BENEFITS

     A)   EMPLOYEE RETIREMENT PLAN

          Prior to July 1, 1998, MNA and MNY participated in a non-contributory defined benefit pension plan (the "Nalaco Plan") sponsored by Manulife Financial, covering its employees. A similar plan (the "Manulife Plan") also existed for ManUSA. Both plans provided pension benefits based on length of service and final average earnings. Vested benefits are fully funded; current pension costs are funded as they accrue.

     Effective July 1, 1998, the Nalaco Plan was merged into the Manulife Plan as approved by the Board of Directors of Manulife Financial. The merged plan was then restated as a cash balance pension plan entitled, "The Manulife Financial U.S. Cash Balance Pension Plan" ("Cash Balance Plan"). Participants in the two prior plans ceased accruing benefits under the old plan effective June 30, 1998, and became participants in the Cash Balance Plan on July 1, 1998. Also effective July 1, ManUSA became the sponsor of the Cash Balance Plan. Each participant who was a participant in one of the prior plans received an opening account balance equal to the present value of their June 30, 1998 accrued benefit under the prior plan, using Pension Benefit Guaranty Corporation (PBCG) rates. Future contribution credits under the Cash Balance Plan vary by service, and interest credits are a function of interest rate levels. Pension benefits are provided to those participants after three years of vesting service, and the normal retirement benefit is actuarially equivalent to the cash balance account at normal retirement date. The normal form of payment under the Cash Balance Plan is a life annuity with various optional forms available.

     Actuarial valuation of accumulated plan benefits are based on projected salaries and best estimates of investment yields on plan assets, mortality of participants, employee termination and ages at retirement. Pension costs relating to current service and amortization of experience gains and losses are amortized to income over the estimated average remaining service lives of the participants. No pension expense was recognized by the sponsor in 1998, 1997, or 1996 because the plan was subject to the full funding limitation under the Internal Revenue Code.

     At December 31, 1998, the projected benefit obligation based on an assumed interest rate of 6.5% was $51,757. The fair value of plan assets invested in ManUSA's general fund deposit administration insurance contracts and in an investment portfolio of equities and fixed income securities managed by an affiliate were $52,541 and $32,145, respectively.

     Prior to July 1, 1998, MNA also participated in an unfunded Supplemental Executive Retirement Plan (Manulife SERP) sponsored by Manulife Financial for executives. This was a non qualified plan that provides defined pension benefits in excess of limits imposed by the law to those retiring after age 50 with 10 or more years of vesting service. The SERP covers selected executives of MNA. Pension benefits are provided to those participants after 5 years of vesting service, and the pension benefit is a final average benefit based on the executive's highest 5-year average earnings. Compensation is not limited, and benefits are not restricted by the Internal Revenue Code Section 415.

         Effective July 1, 1998, the Manulife SERP was restated to become a supplemental cash balance plan, and each participant in the SERP who became a participant in the restated plan was provided with an opening account balance equal to the present value of their June 30, 1998 accrued benefit under the SERP, using PBGC rates. Future contribution credits vary by service, and interest credits are a function of interest rate levels. These annual contribution credits are made in respect of the participant's compensation that is in excess of the limit in Internal Revenue Code Section 401(a)(17). In addition, a one time contribution may be made for a participant if it is determined at the time of their termination of employment that the participant's pension benefit under the Cash Balance Plan is limited by Internal
         Revenue Code Section 415. Together, these contributions serve to restore to the participant the benefit that they would have been entitled to under the Cash Balance Plan's benefit formula but for the limitation in Internal Revenue Code Sections 401(a)(17) and 415. Benefits are provided to those participants after three years. The default form of payment under the plan is a lump sum, although participants may elect to receive payment in the form of an annuity provided that such election is made within the time period prescribed in the plan. If an annuity form of payment is elected, the amount payable is equal to the actuarial equivalent of the participant's balance under the supplemental Cash Balance Plan, using the factors and assumptions for determining immediate annuity amounts applicable to the participant under the qualified Cash Balance Plan.

      b) 401(K) PLAN

         Prior  to  July  1,  1998,   the  Company  also   sponsored  a  defined
         contribution plan, the North American Security Life 401(k) Savings Plan, which was subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA"). A similar plan, the Manulife Financial 401K Savings Plan, also existed for employees of ManUSA. These two plans were merged on July 1, 1998 into one defined contribution plan sponsored by ManUSA, as approved by the Board of Directors on March 26, 1998. The Company contributed $285, $353, and $307 in 1998, 1997, and 1996, respectively.

      c) POSTRETIREMENT BENEFIT PLAN

         In addition to the retirement plan, the Company participates in the postretirement benefit plan of ManUSA which provides retiree medical and life insurance benefits to those who have attained age 55 with 10 or more years of service. The plan provides medical coverage for retirees and spouses under age 65. When the retirees or the covered dependents reach age 65, Medicare provides primary coverage and the plan provides secondary coverage. There is no contribution for post-age 65 coverage, and no contributions are required for retirees for life insurance coverage. The plan is unfunded.

         The postretirement benefit cost to the Company, which includes the expected cost of postretirement benefits for newly eligible employees and for vested employees, interest cost, and gains and losses arising from differences between actuarial assumptions and actual experience, is accounted for by the plan sponsor, ManUSA.

12.      LEASES

         The Company leases its office space and various office equipment under operating lease agreements. For the years ended December 31, 1998, 1997 and 1996, the Company incurred rent expense of $1,617, $1,316 and $1,224, respectively. The Company's current office space lease expires in 2002. The lease for the offices of MNY expires in 1999 and is subject to a renewal option at market rates prevailing at the time of renewal.

         The minimum lease payments associated with the office space and various office equipment under operating lease agreements are as follows:

Year ended:                                      Minimum Lease Payments
-------------------------------------------------
  1999                                           $1,261
  2000                                            1,197
  2001                                            1,197
  2002                                              198
-------------------------------------------------

Total                                            $3,853
-------------------------------------------------

13.      GUARANTEE AGREEMENT

         Pursuant to a guarantee agreement, Manulife Financial unconditionally guarantees that it will, on demand, make funds available to the Company for the timely payment of contractual claims made under the fixed portion of the variable annuity contracts issued by MNA. The guarantee covers the outstanding fixed portion of variable annuity contracts, including those issued prior to the date of the guarantee agreement.

14.      INTEREST RATE SWAP

         MNA entered into a variable-for-fixed interest rate swap in 1995 with Canadian Imperial Bank of Commerce and Deutsche AG for the purpose of minimizing exposure to fluctuations in interest rates on a portion of the variable-rate outstanding debt held by MNA. This interest rate swap was prematurely terminated in 1996 concurrent with the restructuring of MNA's revolving line of credit, resulting in a gain of $1,632 recorded as an offset to interest expense.

15.      DISCONTINUED OPERATIONS

         On May 6, 1997, MNA signed a letter of intent to sell its mutual fund operations. This disposal has been accounted for as discontinued operations in accordance with Accounting Principles Board Opinion No. 30, which, among other provisions, required the plan of disposal to be carried out within one year. On October 1, 1997, the Company sold its advisory operations for NAF and the pre-existing deferred commission assets related to the mutual fund operations. In 1998, related to the sale, the Company received a contingent payment of $1,000, before income taxes, less an adjustment of $105 to the final settlement of the purchase price. For 1998 and 1997, the Company realized a gain of $895 and $9,161, before applicable taxes of $313 and $3,206, respectively. Included in the gain for 1997 is a provision of $10, before applicable taxes of $3, for the loss from continuing operations during the phase-out period. Expenses of $223 in 1997 were incurred on the sale and netted against the realized gain.

         The operating results related to discontinued operations are summarized as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                                            1997                 1996
         -------------------------------------------------------------------------------------

         Advisory fees, commissions
            and distribution revenues                      $     4,605             $ 12,445
         -------------------------------------------------------------------------------------
         Loss from operations before provision for
            income (tax) benefit                                $ (217)            $ (1,246)
         Provision for income (tax) benefit:
              Current                                               76                  766
              Deferred                                                                 (330)
         -------------------------------------------------------------------------------------
                                                                    76                  436
         -------------------------------------------------------------------------------------

         Loss from operations, net of tax                  $      (141)            $   (810)
         -------------------------------------------------------------------------------------

16.      FAIR VALUE OF FINANCIAL INSTRUMENTS

         The carrying values and estimated fair values of the Company's financial instruments are as follows:

                                                           1998                           1997
      ---------------------------------------- ----------------------------- -------------------------------
      ($ thousands)                            CARRYING VALUE   FAIR VALUE    CARRYING VALUE    FAIR VALUE
      ---------------------------------------- ---------------- ------------ ----------------- -------------
      ASSETS:
          Fixed maturity securities                 157,743        157,743         143,307        143,307
          Short-term investments                     34,074         34,074          14,992         14,992
          Policy loans                                5,175          5,175           3,276          3,276
          Cash and cash equivalents                  10,320         10,320           7,339          7,339
          Due from reinsurers                       641,858        641,858         553,834        553,834
      LIABILITIES:
          Policyholder liabilities and              102,252         98,312          92,750         87,375
      accruals
          Due to reinsurers                         655,892        655,892         574,882        574,882
          Notes payable to affiliates               241,419        241,419         183,955        183,955
      ---------------------------------------- ---------------- ------------ ----------------- -------------

         The following methods and assumptions were used by the Company in estimating the fair value disclosures for financial instruments:

         Fixed Maturity Securities: Fair values for fixed maturity securities are obtained from an independent pricing service.

         Short-Term Investments and Cash and Cash Equivalents: Carrying values approximate fair values.

         Policy Loans:  Carrying values approximate fair values.

         Due from Reinsurers: Fair value is equal to deposits made under the contract and approximates the carrying value.

         Policyholder Liabilities and Accruals: Fair values of the Company's liabilities under contracts not involving significant mortality risk (deferred annuities) are estimated to be the cash surrender value, or the cost the Company would incur to extinguish the liability.

         Due to Reinsurers: Amounts on deposit from and payable to reinsurers reflects the net reinsured cash flow related to financing agreements which is primarily a current liability. As such, fair value approximates carrying value.

         Notes Payable to Affiliates: Fair value is considered to approximate carrying value as the majority of notes payable are at variable interest rates that fluctuate with market interest rate levels.

17.      CONTINGENCIES

         The Company is subject to various lawsuits that have arisen in the course of its business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position of the Company.

18.      UNCERTAINTY DUE TO THE YEAR 2000 RISK (UNAUDITED)

         The Year 2000 risk is the result of computer programs being written using two digits, rather than four, to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. The effects of the Year 2000 risk may be experienced before, on, or after January 1, 2000 and, if not addressed, could result in systems failures or miscalculations causing disruptions of normal business operations. It is not possible to be certain that the Company's Year 2000 program will fully resolve all aspects of the Year 2000 risk, including those related to third parties.